                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-5696

                         RIVERSOURCE GLOBAL SERIES, INC.
               (Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center, Minneapolis, Minnesota                55474
         (Address of principal executive offices)                     (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 671-1947

Date of fiscal year end: 10/31

Date of reporting period: 10/31

Annual Report
and Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
ABSOLUTE RETURN CURRENCY AND INCOME FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
OCTOBER 31, 2008
(Prospectus also enclosed)

RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND
SEEKS TO PROVIDE SHAREHOLDERS WITH POSITIVE ABSOLUTE
RETURN.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                             (ADVANCED ALPHA STRATEGIES)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    3

Manager Commentary.................    6

The Fund's Long-term Performance...   10

Fund Expenses Example..............   12

Portfolio of Investments...........   14

Statement of Assets and
  Liabilities......................   20

Statement of Operations............   21

Statements of Changes in Net
  Assets...........................   22

Financial Highlights...............   24

Notes to Financial Statements......   31

Report of Independent Registered
  Public Accounting Firm...........   48

Federal Income Tax Information.....   50

Board Members and Officers.........   51

Proxy Voting.......................   56



                     (DALBAR LOGO)

The RiverSource mutual fund shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The
Seal recognizes communications demonstrating a level of excellence in the industry.


--------------------------------------------------------------------------------
2  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2008 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Absolute Return Currency and Income Fund (the Fund) Class A shares declined 0.57% (excluding sales charge) for the 12 months ended Oct. 31, 2008.

> The Fund underperformed its benchmark, the Citigroup 3-month U.S. Treasury
  Bill Index, which rose 2.31% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended Oct. 31, 2008)
--------------------------------------------------------------------------------


                                                         Since
                                             1 year  inception(a)
-----------------------------------------------------------------
RiverSource Absolute Return Currency and
  Income Fund
  Class A (excluding sales charge)           -0.57%     +4.85%
-----------------------------------------------------------------
Citigroup 3-month U.S. Treasury Bill Index
  (unmanaged)                                +2.31%     +3.83%
-----------------------------------------------------------------



(a) Fund data is from June 15, 2006. Citigroup 3-month U.S. Treasury Bill Index is from July 1, 2006.

(See "The Fund's Long-term Performance" for Index description)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 3.00% sales charge applicable to Class A shares of the Fund, which changed from 4.75% effective Oct. 18, 2007, is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The index does not reflect the effects of sales charges, expenses and taxes.

It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
   RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2008 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------


ANNUAL OPERATING EXPENSE RATIO
(as of the current prospectus)
--------------------------------------------------------------------------------

                            Total
---------------------------------
Class A                     1.39%
---------------------------------
Class B                     2.16%
---------------------------------
Class C                     2.15%
---------------------------------
Class I                     1.03%
---------------------------------
Class R4                    1.34%
---------------------------------
Class R5                    1.07%
---------------------------------
Class W                     1.50%
---------------------------------



The RiverSource Absolute Return Currency and Income Fund is designed for investors with an above average risk tolerance. Risks associated with the fund include, but are not limited to, derivatives risk, counterparty risk, interest rate risk, credit risk, and tax risk. Derivative instruments are financial instruments that have a value dependent on the value of something else, such as one or more underlying securities. Gains or losses may be substantial, because a relatively small price movement in an underlying security may result in a substantial gain or loss for the Fund. A counterparty to a financial instrument entered into by the Fund may become bankrupt or otherwise fail to perform its obligations due to financial difficulties. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities. The issuer of a security could default or otherwise become unable or unwilling to honor a financial obligation, and the Fund may be unable to recover its investment or may only obtain a limited or delayed recovery. Gains from some of the Fund's foreign currency-denominated positions may not meet Treasury Department regulations for "qualifying income," in which case, the Fund might not qualify as a regulated investment company for one or more years, requiring the Fund's Board of Directors to authorize a significant change in investment strategy or Fund liquidation. A significant portion of the Fund is invested in forward currency contracts, which are subject to a number of risks. Gains and losses may be substantial if prices do not move in the direction anticipated. See the Fund's prospectus for information on these and other risks associated with the Fund.


--------------------------------------------------------------------------------
4  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT OCT. 31, 2008
                                                        SINCE
Without sales charge                          1 YEAR  INCEPTION
Class A (inception 6/15/06)                   -0.57%   +4.85%
---------------------------------------------------------------
Class B (inception 6/15/06)                   -1.35%   +4.19%
---------------------------------------------------------------
Class C (inception 6/15/06)                   -1.31%   +4.19%
---------------------------------------------------------------
Class I (inception 6/15/06)                   -0.25%   +5.29%
---------------------------------------------------------------
Class R4 (inception 6/15/06)                  -0.26%   +5.13%
---------------------------------------------------------------
Class R5 (inception 10/18/07)                 -0.30%   +0.14%
---------------------------------------------------------------
Class W (inception 12/1/06)                   -0.66%   +4.35%
---------------------------------------------------------------
With sales charge
Class A (inception 6/15/06)                   -3.58%   +2.72%
---------------------------------------------------------------
Class B (inception 6/15/06)                   -6.06%   +2.58%
---------------------------------------------------------------
Class C (inception 6/15/06)                   -2.25%   +4.19%
---------------------------------------------------------------



AT SEPT. 30, 2008
                                                         SINCE
Without sales charge                           1 YEAR  INCEPTION
Class A (inception 6/15/06)                    -1.84%   +4.03%
----------------------------------------------------------------
Class B (inception 6/15/06)                    -2.65%   +3.37%
----------------------------------------------------------------
Class C (inception 6/15/06)                    -2.62%   +3.38%
----------------------------------------------------------------
Class I (inception 6/15/06)                    -1.55%   +4.47%
----------------------------------------------------------------
Class R4 (inception 6/15/06)                   -1.52%   +4.33%
----------------------------------------------------------------
Class R5 (inception 10/18/07)                    N/A    -2.06%*
----------------------------------------------------------------
Class W (inception 12/1/06)                    -2.05%   +3.31%
----------------------------------------------------------------
With sales charge
Class A (inception 6/15/06)                    -6.46%   +1.84%
----------------------------------------------------------------
Class B (inception 6/15/06)                    -7.28%   +1.72%
----------------------------------------------------------------
Class C (inception 6/15/06)                    -3.55%   +3.38%
----------------------------------------------------------------



On Oct. 18, 2007, the maximum sales charge for Class A shares changed from 4.75% to 3.00%. Class A share performance for one year period reflects the maximum sales charge of 3.00%, which was in effect on Nov. 1, 2007. Class A share performance since inception reflects the maximum sales charge of 4.75%, which was in effect on June 15, 2006, inception date. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R4, Class R5 and Class W shares. Class I, Class R4 and Class R5 are available to institutional investors only. Class W shares are offered through qualifying discretionary accounts.

 *Not annualized.


--------------------------------------------------------------------------------
   RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2008 ANNUAL REPORT  5

MANAGER COMMENTARY -------------------------------------------------------------

At Oct. 31, 2008, approximately 29% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by RiverSource Investments, LLC (RiverSource). As a result of asset allocation decisions by RiverSource, it is possible that RiverSource Absolute Return Currency and Income Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 41, Class I capital share transactions for related activity during the most recent fiscal period). RiverSource seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. RiverSource Absolute Return Currency and Income Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the Fund's expenses, see the discussions beginning on pages 12 and 37.

Dear Shareholders,

RiverSource Absolute Return Currency and Income Fund (the Fund) Class A shares declined 0.57% (excluding sales charge) for the 12 months ended Oct. 31, 2008. The Fund underperformed its benchmark, the Citigroup 3-month U.S. Treasury Bill Index (Citigroup Index), which rose 2.31% during the same period.


SECTOR BREAKDOWN
(at Oct. 31, 2008; % of bond and cash & cash equivalents portfolio assets)
---------------------------------------------------------------------

Asset-Backed                                3.5%
------------------------------------------------
Commercial Mortgage-Backed                  0.9%
------------------------------------------------
Consumer Discretionary                      0.9%
------------------------------------------------
Consumer Staples                            0.2%
------------------------------------------------
Energy                                      0.4%
------------------------------------------------
Financials                                  1.9%
------------------------------------------------
Health Care                                 0.6%
------------------------------------------------
Industrials                                 1.0%
------------------------------------------------
Mortgage-Backed                             0.2%
------------------------------------------------
Telecommunication                           0.5%
------------------------------------------------
U.S. Government Obligations & Agencies      3.0%
------------------------------------------------
Utilities                                   0.4%
------------------------------------------------
Other(1)                                   86.5%
------------------------------------------------


(1) Cash & Cash Equivalents.


--------------------------------------------------------------------------------
6  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


SIGNIFICANT PERFORMANCE FACTORS
Our investment process features two components. The first component consists of investments in primarily high quality, short-term fixed income securities that have minimal interest rate risk. This component seeks to build a base of consistent income. These short-term investments are also designated, as necessary, to cover obligations that result from the second component of our strategy, which is based on a proprietary quantitative currency model. Our model uses various fundamental and technical factors, including current and historical data, to rank the anticipated value of nine different currencies from developed countries relative to the U.S. dollar. Based on these rankings, we enter into long forward currency contracts for the three most attractive currencies and enter into short forward currency contracts for the three least attractive currencies, all relative to the U.S. dollar. The Fund experiences profits or losses to the extent the values of the currencies appreciate or depreciate relative to the U.S. dollar.

While we were able to generate positive returns from the short-term fixed income investments during the period, our proprietary quantitative model detracted from performance for the same period. Our positioning in the New Zealand dollar, euro, Swedish krona and Swiss franc benefited Fund results for the 12 months ended Oct. 31, 2008. On the other hand, positioning for the same period in the British pound, Australian dollar, Norwegian krone, Canadian dollar and Japanese yen detracted from Fund performance.




  The Fund experiences
  profits or losses to the
  extent the values of
  the currencies
  appreciate
  or depreciate relative
  to the U.S. dollar.




--------------------------------------------------------------------------------
   RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2008 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------


QUALITY BREAKDOWN
(at Oct. 31, 2008; % of portfolio)
---------------------------------------------------------------------

AAA bonds                                   4.3%
------------------------------------------------
AA bonds                                    1.5%
------------------------------------------------
A bonds                                     2.7%
------------------------------------------------
BBB bonds                                   1.8%
------------------------------------------------
Non-investment grade                        0.3%
------------------------------------------------
A1/P1/F1 short-term securities             89.4%
------------------------------------------------


Bond ratings apply to the underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor's rating is used to determine the credit quality of a security. Standard and Poor's rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor's doesn't rate a security, then Moody's rating is used. RiverSource Investments, LLC, the Fund's investment manager, rates a security using an internal rating system when Moody's doesn't provide a rating. Ratings for 0.1% of the bond portfolio assets were determined through internal analysis. For short-term securities, A1/P1/F1 represent the rating designation with the highest quality within the Standard and Poor's, Moody's, and Fitch short term credit ratings scales, respectively.

OUR CURRENT INVESTMENT STRATEGY
We run our quantitative model weekly and reset currency positions as needed, applying the output of this model on a systematic basis. We generally seek neutral exposure to the U.S. dollar, the base currency. In our view, remaining neutral to the U.S. dollar as part of our strategy helps control overall volatility. We also use an externally developed but fully integrated risk management system to help us monitor and seek to manage market risk. We believe the Fund is designed to do well in either rising or falling U.S. dollar environments.

OUR FUTURE STRATEGY
We intend to stay disciplined in our systematic investment strategy. Through the use of our proprietary quantitative model, which determines the Fund's positions in forward foreign currency contracts relative to the U.S. dollar, we will continue to seek an absolute return that is unrelated to general movements in the U.S. dollar and other types of financial assets. Overall, we will continue to seek to generate positive total returns from the income produced by the Fund's investments in short-term debt obligations, plus the gains or minus the losses resulting from the fluctuations in the values of various foreign currencies relative to the U.S. dollar.


--------------------------------------------------------------------------------
8  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


The Fund does not actually take ownership of foreign currencies or sell actual foreign currencies. Rather, forward currency contracts are used to gain comparable currency exposure. Because the establishment of the Fund's forward foreign currency contracts requires little cash outlay, the Fund's assets will consist primarily of investment grade U.S. dollar denominated, nongovernment corporate and structured debt securities (if unrated, securities will be of comparable quality as determined by the investment manager) and shares of an affiliated money market fund.

                               (PHOTO - NIC PIFER)

                                Nic Pifer, CFA(R)
                                 Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource fund.


--------------------------------------------------------------------------------
   RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2008 ANNUAL REPORT  9

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Absolute Return Currency and Income Fund Class A shares (from 07/01/06 to 10/31/08)* as compared to the performance of a widely cited performance index, the Citigroup 3-month U.S. Treasury Bill Index. In comparing the Fund's Class A shares to this index, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, which changed to 3.00% effective Oct. 18, 2007. Such charges are not reflected in the performance of the index. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from June 15, 2006. Citigroup 3-month U.S. Treasury Bill Index is from July 1, 2006.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Oct. 31, 2008
                                                                  SINCE
                                                     1 YEAR   INCEPTION(2)
RIVERSOURCE ABSOLUTE RETURN AND CURRENCY INCOME FUND (INCLUDES SALES
CHARGE)
Class A Cumulative value of $10,000                  $9,642      $10,662
--------------------------------------------------------------------------
        Average annual total return                  -3.58%       +2.72%
--------------------------------------------------------------------------
CITIGROUP 3-MONTH U.S. TREASURY BILL INDEX(1)
        Cumulative value of $10,000                 $10,231      $10,916
--------------------------------------------------------------------------
        Average annual total return                  +2.31%       +3.83%
--------------------------------------------------------------------------



Results for other share classes can be found on page 5.


--------------------------------------------------------------------------------
10  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND LINE GRAPH)


                         RIVERSOURCE ABSOLUTE
                            RETURN CURRENCY
                              AND INCOME
                              FUND CLASS            CITIGROUP 3-MONTH
                              A (INCLUDES             U.S. TREASURY
                             SALES CHARGE)           BILL INDEX(1)
                         --------------------    ----------------------
7/1/06                         $ 9,525                   $10,000
10/31/06                         9,751                    10,167
4/30/07                         10,324                    10,421
10/31/07                        10,723                    10,670
4/30/08                         10,346                    10,828
10/31/08                        10,662                    10,916




(1) The Citigroup 3-month U.S. Treasury Bill Index, an unmanaged index, represents the performance of three-month Treasury bills. The index reflects reinvestment of all distributions and changes in market prices.
(2) Fund data is from June 15, 2006. Citigroup 3-month U.S. Treasury Bill Index is from July 1, 2006.


--------------------------------------------------------------------------------
  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2008 ANNUAL REPORT  11

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2008.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
12  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 MAY 1, 2008   OCT. 31, 2008  THE PERIOD(A)  EXPENSE RATIO
------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,030.50        $ 7.01         1.37%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,018.30        $ 6.97         1.37%
------------------------------------------------------------------------------------------

Class B
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,025.90        $10.98         2.15%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,014.37        $10.92         2.15%
------------------------------------------------------------------------------------------

Class C
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,025.80        $10.82         2.12%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,014.52        $10.76         2.12%
------------------------------------------------------------------------------------------

Class I
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,032.20        $ 5.17         1.01%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,020.11        $ 5.14         1.01%
------------------------------------------------------------------------------------------

Class R4
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,032.40        $ 6.76         1.32%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,018.55        $ 6.72         1.32%
------------------------------------------------------------------------------------------

Class R5
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,030.90        $ 5.37         1.05%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.91        $ 5.35         1.05%
------------------------------------------------------------------------------------------

Class W
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,030.00        $ 7.52         1.47%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,017.80        $ 7.48         1.47%
------------------------------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Oct. 31, 2008: +3.05% for Class A, +2.59% for Class B, +2.58% for Class C, +3.22% for Class I, +3.24% for Class R4, +3.09% for Class R5 and +3.00% for Class W.


--------------------------------------------------------------------------------
  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2008 ANNUAL REPORT  13

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

OCT. 31, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES




BONDS (9.9%)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
ASSET-BACKED (3.1%)
Capital Auto Receivables Asset Trust
 Series 2006-SN1A Cl A4B
 03-20-10                            4.39%           $1,500,000(d,g)       $1,477,434
Capital Auto Receivables Asset Trust
 Series 2007-SN2 Cl A2
 01-15-10                            5.34             1,131,067(d,g)        1,109,507
Citibank Credit Card Issuance Trust
 Series 2003-A9 Cl A9
 11-22-10                            2.89               455,000(g)            453,836
Citibank Credit Card Issuance Trust
 Series 2007-A1 Cl A1
 03-22-12                            3.19             1,000,000(g)            938,594
College Loan Corp Trust
 Series 2003-2 Cl A3
 07-25-13                            3.73               370,863(g)            367,966
College Loan Corp Trust
 Series 2004-1 Cl A2
 04-25-16                            3.64             1,596,091(g)          1,583,136
Countrywide Asset-backed Ctfs
 Series 2007-7 Cl 2A2
 10-25-37                            3.42             1,000,000(g)            784,063
Countrywide Home Equity Loan Trust
 Series 2005-H Cl 2A (FGIC)
 12-15-35                            4.80               179,349(e,g)           73,421
Ford Credit Floorplan Master Owner Trust
 Series 2006-3 Cl A
 06-15-11                            4.74               900,000(g)            868,738
Keycorp Student Loan Trust
 Series 2003-A Cl 2A2 (MBIA)
 10-25-25                            3.85               561,206(e,g)          535,163
Northstar Education Finance
 Series 2007-1 Cl A2
 01-29-46                            3.54               750,000(g)            708,516
Providian Master Note Trust
 Series 2006-A1A Cl A
 01-15-13                            4.59             1,000,000(d,g)          971,094
SLC Student Loan Trust
 Series 2006-A Cl A4
 01-15-19                            4.87             1,800,000(g)          1,712,530
SLM Student Loan Trust
 Series 2003-10A Cl A2
 12-16-19                            3.57             1,000,000(d,g)          999,219
SLM Student Loan Trust
 Series 2004-3 Cl A3
 04-25-16                            3.63               351,317(g)            350,632
SLM Student Loan Trust
 Series 2005-5 Cl A1
 01-25-18                            3.54                33,077(g)             33,021
SLM Student Loan Trust
 Series 2005-5 Cl A2
 10-25-21                            3.62             1,000,000(g)            933,281
SLM Student Loan Trust
 Series 2005-8 Cl A2
 07-25-22                            3.63             1,500,000(g)          1,439,866
SLM Student Loan Trust
 Series 2005-B Cl A1
 12-16-19                            2.86               430,007(g)            418,383
SLM Student Loan Trust
 Series 2006-2 Cl A2
 01-25-17                            3.54                58,526(g)             58,342
SLM Student Loan Trust
 Series 2006-5 Cl A2
 07-25-17                            3.53               480,366(g)            473,536
SLM Student Loan Trust
 Series 2006-A Cl A1
 03-16-20                            2.84             1,463,516(g)          1,426,045
SLM Student Loan Trust
 Series 2006-A Cl A2
 12-15-20                            2.90             2,000,000(g)          1,794,164
SLM Student Loan Trust
 Series 2006-C Cl A2
 09-15-20                            2.87             1,000,000(g)            946,719
SLM Student Loan Trust
 Series 2007-2 Cl A2
 07-25-17                            3.54             1,000,000(g)            900,469
                                                                      ---------------
Total                                                                      21,357,675
-------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
14  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)

COMMERCIAL MORTGAGE-BACKED (0.8%)(F)
Commercial Mtge Acceptance
 Series 1999-C1 Cl A2
 06-15-31                            7.03%           $1,351,511            $1,345,789
GS Mtge Securities II
 Series 2007-EOP Cl A2
 03-06-20                            4.18             1,200,000(d,g)        1,018,931
GS Mtge Securities II
 Series 2007-EOP Cl A3
 03-06-20                            4.22             1,770,000(d,g)        1,502,196
JP Morgan Chase Commercial Mtge Securities
 Series 2005-LDP1 Cl A1
 03-15-46                            4.12               859,115               849,854
Morgan Stanley Dean Witter Capital I
 Series 2002-TOP7 Cl A1
 01-15-39                            5.38             1,189,450             1,167,921
                                                                      ---------------
Total                                                                       5,884,691
-------------------------------------------------------------------------------------

MORTGAGE-BACKED (0.2%)(F)
Deutsche Bank Alternate Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-AR6 Cl A3
 02-25-37                            3.35               314,914(g)            307,890
Downey Savings & Loan Assn Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-AR2 Cl 2AB1
 11-19-37                            4.37               500,542(b)            369,406
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-12 Cl 2A11
 01-19-38                            4.37               518,075(b)            476,048
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-8 Cl 2A1B
 08-21-36                            4.43               948,226(b)            387,729
                                                                      ---------------
Total                                                                       1,541,073
-------------------------------------------------------------------------------------

AUTOMOTIVE (0.4%)
American Honda Finance
 02-05-10                            3.19             2,500,000(d,g)        2,465,046
-------------------------------------------------------------------------------------

BANKING (1.2%)
ANZ Natl Intl
 Bank Guaranteed
 08-07-09                            2.84               750,000(c,d,g)        748,917
Bank of America
 Sr Unsecured
 02-17-09                            2.96               640,000(g)            639,718
Bank of New York Mellon
 Sr Unsecured
 02-05-10                            3.19             3,000,000(g)          2,941,197
Citigroup
 Sr Unsecured
 06-09-09                            2.95               640,000(g)            619,416
Credit Suisse First Boston USA
 12-09-08                            2.94               640,000(g)            636,727
Rabobank Nederland
 Sr Nts
 01-15-09                            4.77               600,000(c,d,g)        601,512
US Bancorp
 Sr Unsecured
 02-04-10                            3.19             1,250,000(g)          1,240,048
Wachovia Mtge FSB
 Sr Unsecured
 03-02-09                            2.94               400,000(g)            393,689
                                                                      ---------------
Total                                                                       7,821,224
-------------------------------------------------------------------------------------

BROKERAGE (0.2%)
Bear Stearns Companies
 Sr Unsecured
 03-30-09                            3.85               750,000(g)            745,926
Lehman Brothers Holdings
 Sr Unsecured
 10-22-09                            0.00               640,000(k,l)           75,200
Morgan Stanley
 Sr Unsecured
 02-09-09                            2.91               640,000(g)            633,832
                                                                      ---------------
Total                                                                       1,454,958
-------------------------------------------------------------------------------------

CONSTRUCTION MACHINERY (0.9%)
Caterpillar Financial Services
 Sr Unsecured
 02-08-10                            3.25             2,000,000(g)          1,883,486
John Deere Capital
 Sr Unsecured
 01-18-11                            5.20             4,500,000(g)          4,143,259
                                                                      ---------------
Total                                                                       6,026,745
-------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2008 ANNUAL REPORT  15

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)

ELECTRIC (0.4%)
Dominion Resources
 Sr Unsecured Series B
 11-14-08                            2.98%           $3,000,000(g)         $2,999,292
-------------------------------------------------------------------------------------

FOOD AND BEVERAGE (0.2%)
Diageo Capital
 11-10-08                            2.90             1,640,000(c,g)        1,639,970
-------------------------------------------------------------------------------------

HEALTH CARE (0.3%)
Cardinal Health
 Sr Unsecured
 10-02-09                            4.32             2,080,000(g)          2,050,999
-------------------------------------------------------------------------------------

HEALTH CARE INSURANCE (0.3%)
UnitedHealth Group
 Sr Unsecured
 03-02-09                            2.89               750,000(g)            745,169
 06-21-10                            3.38             1,500,000(g)          1,386,540
                                                                      ---------------
Total                                                                       2,131,709
-------------------------------------------------------------------------------------

INDEPENDENT ENERGY (0.4%)
Anadarko Petroleum
 Sr Unsecured
 09-15-09                            3.22             3,000,000(g)          2,833,893
-------------------------------------------------------------------------------------

LIFE INSURANCE (0.4%)
Lincoln Natl
 Sr Unsecured
 04-06-09                            4.32             2,275,000(g)          2,261,589
Pacific Life Global Funding
 11-13-08                            2.89               400,000(d,g)          400,001
Pricoa Global Funding I
 12-15-09                            2.87               400,000(d,g)          383,514
                                                                      ---------------
Total                                                                       3,045,104
-------------------------------------------------------------------------------------

MEDIA CABLE (0.4%)
Comcast
 07-14-09                            5.12             2,920,000(g)          2,797,553
-------------------------------------------------------------------------------------

NON CAPTIVE DIVERSIFIED (0.1%)
General Electric Capital
 Sr Unsecured
 12-01-08                            2.96               640,000(g)            638,961
-------------------------------------------------------------------------------------

RETAILERS (0.1%)
Home Depot
 Sr Unsecured
 12-16-09                            2.94               750,000(g)            683,079
-------------------------------------------------------------------------------------

TRANSPORTATION SERVICES (0.1%)
ERAC USA Finance
 04-30-09                            3.72               825,000(d,g)          763,271
-------------------------------------------------------------------------------------

WIRELINES (0.4%)
Telefonica Emisiones
 06-19-09                            3.50             3,190,000(c,g)        3,071,948
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $73,242,396)                                                       $69,207,191
-------------------------------------------------------------------------------------






MONEY MARKET FUND (83.9%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term
 Cash Fund, 1.60%                                   582,511,480(h)       $582,511,480
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $582,511,480)                                                     $582,511,480
-------------------------------------------------------------------------------------






SHORT-TERM SECURITIES (3.2%)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)
U.S. GOVERNMENT AGENCIES (2.9%)
Federal Home Loan Bank Disc Nts
 11-06-08                            2.42%           $10,000,000           $9,996,018
Federal Home Loan Mtge Corp Disc Nts
 11-03-08                            2.48             10,000,000            9,997,959
                                                                          -----------
Total                                                                      19,993,977
-------------------------------------------------------------------------------------

ASSET-BACKED (0.3%)
WhistleJacket Capital LLC
 02-25-08                            3.76              2,307,639(d,i,j,m)   1,913,033
-------------------------------------------------------------------------------------
TOTAL SHORT-TERM SECURITIES
(Cost: $22,303,477)                                                       $21,907,010
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $678,057,353)(n)                                                  $673,625,681
=====================================================================================





See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
16  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

INVESTMENTS IN DERIVATIVES
FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT OCT. 31, 2008


                            CURRENCY TO          CURRENCY TO      UNREALIZED     UNREALIZED
EXCHANGE DATE              BE DELIVERED          BE RECEIVED     APPRECIATION   DEPRECIATION
--------------------------------------------------------------------------------------------
Nov. 5, 2008                     245,650,000       148,806,282            $--   $(14,338,030)
                           Australian Dollar       U.S. Dollar
--------------------------------------------------------------------------------------------
Nov. 5, 2008                      46,495,000        65,783,783      6,547,312             --
                      European Monetary Unit       U.S. Dollar
--------------------------------------------------------------------------------------------
Nov. 5, 2008                       5,167,000         6,437,193             --       (145,770)
                      European Monetary Unit       U.S. Dollar
--------------------------------------------------------------------------------------------
Nov. 5, 2008                     659,589,000       105,119,450      7,145,563             --
                             Norwegian Krone       U.S. Dollar
--------------------------------------------------------------------------------------------
Nov. 5, 2008                       4,070,000           585,949             --        (18,600)
                             Norwegian Krone       U.S. Dollar
--------------------------------------------------------------------------------------------
Nov. 5, 2008                       8,233,066         5,319,000        325,752             --
                                 U.S. Dollar     British Pound
--------------------------------------------------------------------------------------------
Nov. 5, 2008                      60,402,978        35,243,000             --     (3,693,368)
                                 U.S. Dollar     British Pound
--------------------------------------------------------------------------------------------
Nov. 5, 2008                      82,322,956       106,141,000      5,761,230             --
                                 U.S. Dollar   Canadian Dollar
--------------------------------------------------------------------------------------------
Nov. 5, 2008                      83,811,614        97,062,000             --     (3,261,898)
                                 U.S. Dollar   Canadian Dollar
--------------------------------------------------------------------------------------------
Nov. 5, 2008                     101,112,656       114,284,000             --     (2,579,083)
                                 U.S. Dollar       Swiss Franc
--------------------------------------------------------------------------------------------
Total                                                             $19,779,857   $(24,036,749)
--------------------------------------------------------------------------------------------



NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Oct. 31, 2008.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Oct. 31, 2008, the value of foreign securities represented 0.9% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Oct. 31, 2008, the value of these securities amounted to $14,353,675 or 2.1% of net assets.


--------------------------------------------------------------------------------
  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2008 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

(e) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

FGIC  --   Financial Guaranty Insurance Company
MBIA  --   MBIA Insurance Corporation


(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Oct. 31, 2008.

(h) Affiliated Money Market Fund -- See Note 5 to the financial statements. The rate shown is the seven-day current annualized yield at Oct. 31, 2008.

(i) Denotes investments in structured investment vehicles ("SIVS"). See Note 7 to the financial statements.

(j)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at Oct. 31, 2008, is as follows:

                                     ACQUISITION
SECURITY                                DATES            COST
----------------------------------------------------------------
WhistleJacket Capital LLC(*)
 3.76% Commercial Paper 2008           03-23-07       $2,307,541


     * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(k) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(l) On Sept. 15, 2008, Lehman Brothers Holdings filed a Chapter 11 bankruptcy petition.

(m) Security valued by management at fair value according to procedures approved, in good faith, by the Board.

(n) At Oct. 31, 2008, the cost of securities for federal income tax purposes was $678,057,353 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                              $1.886
Unrealized depreciation                          (4,433,558)
-----------------------------------------------------------
Net unrealized depreciation                     $(4,431,672)
-----------------------------------------------------------




--------------------------------------------------------------------------------
18  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


--------------------------------------------------------------------------------
  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2008 ANNUAL REPORT  19

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
OCT. 31, 2008


ASSETS
Investments in securities, at value
  Unaffiliated issuers (identified cost $95,545,873)               $ 91,114,201
  Affiliated money market fund (identified cost $582,511,480)       582,511,480
-------------------------------------------------------------------------------
Total investments in securities (identified cost $678,057,353)      673,625,681
Capital shares receivable                                             4,908,176
Dividends and accrued interest receivable                               384,869
Receivable for investment securities sold                            47,800,603
Unrealized appreciation on forward foreign currency contracts        19,779,857
-------------------------------------------------------------------------------
Total assets                                                        746,499,186
-------------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash                                          22,294
Capital shares payable                                                3,426,762
Payable for investment securities purchased                          24,431,150
Unrealized depreciation on forward foreign currency contracts        24,036,749
Accrued investment management services fees                              16,730
Accrued distribution fees                                                 3,586
Accrued transfer agency fees                                              2,159
Accrued administrative services fees                                      1,478
Other accrued expenses                                                   97,212
-------------------------------------------------------------------------------
Total liabilities                                                    52,038,120
-------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $694,461,066
-------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $    696,549
Additional paid-in capital                                          694,398,595
Undistributed net investment income                                      24,074
Accumulated net realized gain (loss)                                  8,030,412
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                         (8,688,564)
-------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $694,461,066
-------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                              NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $175,659,037           17,625,597                       $9.97(1)
Class B                     $  3,268,605              328,166                       $9.96
Class C                     $  9,463,358              951,266                       $9.95
Class I                     $202,106,353           20,252,851                       $9.98
Class R4                    $     21,219                2,128                       $9.97
Class R5                    $      9,399                  942                       $9.98
Class W                     $303,933,095           30,493,927                       $9.97
-----------------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $10.28. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
20  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2008 ANNUAL REPORT

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED OCT. 31, 2008


INVESTMENT INCOME
Income:
Interest                                                           $ 5,327,568
Income distributions from affiliated money market fund               8,322,692
  Less foreign taxes withheld                                          (14,107)
------------------------------------------------------------------------------
Total income                                                        13,636,153
------------------------------------------------------------------------------
Expenses:
Investment management services fees                                  4,188,137
Distribution fees
  Class A                                                              268,339
  Class B                                                               11,267
  Class C                                                               58,825
  Class W                                                              368,846
Transfer agency fees
  Class A                                                              108,179
  Class B                                                                1,247
  Class C                                                                6,122
  Class R4                                                                  26
  Class R5                                                                   4
  Class W                                                              295,077
Administrative services fees                                           373,454
Plan administration services fees -- Class R4                              130
Compensation of board members                                           11,559
Custodian fees                                                          15,235
Printing and postage                                                    54,950
Registration fees                                                      161,246
Professional fees                                                       44,291
Other                                                                   27,474
------------------------------------------------------------------------------
Total expenses                                                       5,994,408
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                            (130)
  Earnings and bank fee credits on cash balances                          (748)
------------------------------------------------------------------------------
Total net expenses                                                   5,993,530
------------------------------------------------------------------------------
Investment income (loss) -- net                                      7,642,623
------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                             (2,060,002)
  Foreign currency transactions                                     10,255,723
------------------------------------------------------------------------------
Net realized gain (loss) on investments                              8,195,721
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                (8,644,591)
------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                 (448,870)
------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $ 7,193,753
------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2008 ANNUAL REPORT  21

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------



YEAR ENDED OCT. 31,                                                    2008          2007
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $   7,642,623  $  4,270,377
Net realized gain (loss) on investments                           8,195,721     5,699,827
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities
  in foreign currencies                                          (8,644,591)     (119,494)
-----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                      7,193,753     9,850,710
-----------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                      (1,692,140)     (203,734)
    Class B                                                          (6,719)         (336)
    Class C                                                         (44,738)         (605)
    Class I                                                      (4,161,402)   (4,073,834)
    Class R4                                                         (1,188)         (464)
    Class R5                                                           (203)          (35)
    Class W                                                      (1,798,725)         (179)
  Net realized gain
    Class A                                                      (1,516,443)      (98,464)
    Class B                                                            (355)          (99)
    Class C                                                         (52,812)          (99)
    Class I                                                      (4,183,105)     (704,931)
    Class R4                                                         (1,945)          (99)
    Class R5                                                           (334)           --
    Class W                                                            (175)          (49)
-----------------------------------------------------------------------------------------
Total distributions                                             (13,460,284)   (5,082,928)

-----------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
22  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

YEAR ENDED OCT. 31,                                                    2008          2007
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                              $ 218,918,102  $  8,607,654
  Class B shares                                                  4,089,168            --
  Class C shares                                                 10,433,303       209,110
  Class I shares                                                296,949,913    46,377,881
  Class R4 shares                                                    48,000        28,800
  Class R5 shares                                                        --        10,000
  Class W shares                                                339,484,475         5,000
Reinvestment of distributions at net asset value
  Class A shares                                                  3,137,018        20,454
  Class B shares                                                      6,562            --
  Class C shares                                                     87,221           261
  Class I shares                                                  8,343,932     4,778,225
  Class R4 shares                                                     2,560            44
  Class W shares                                                  1,650,890            --
Payments for redemptions
  Class A shares                                                (53,765,268)  (10,093,640)
  Class B shares                                                   (877,774)           --
  Class C shares                                                 (1,255,226)           --
  Class I shares                                               (219,491,271)   (1,818,898)
  Class R4 shares                                                   (64,521)           --
  Class W shares                                                (38,075,600)           --
-----------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
  transactions                                                  569,621,484    48,124,891
-----------------------------------------------------------------------------------------
Total increase (decrease) in net assets                         563,354,953    52,892,673
Net assets at beginning of year                                 131,106,113    78,213,440
-----------------------------------------------------------------------------------------
Net assets at end of year                                     $ 694,461,066  $131,106,113
-----------------------------------------------------------------------------------------
Undistributed net investment income                           $      24,074  $     86,566
-----------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2008 ANNUAL REPORT  23

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

CLASS A


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008         2007     2006(b)
Net asset value, beginning of period                $10.58       $10.09        $9.98
------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .15(c)       .41(c)       .12
Net gains (losses) (both realized and
 unrealized)                                          (.22)         .57          .11
------------------------------------------------------------------------------------
Total from investment operations                      (.07)         .98          .23
------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.18)        (.39)        (.12)
Distributions from realized gains                     (.36)        (.10)          --
------------------------------------------------------------------------------------
Total distributions                                   (.54)        (.49)        (.12)
------------------------------------------------------------------------------------
Net asset value, end of period                       $9.97       $10.58       $10.09
------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $176           $9          $10
------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.39%        1.36%        1.59%(f)
------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     1.39%        1.36%        1.37%(f)
------------------------------------------------------------------------------------
Net investment income (loss)                         1.50%        3.98%        3.89%(f)
------------------------------------------------------------------------------------
Portfolio turnover rate                                39%          36%          12%
------------------------------------------------------------------------------------
Total return(i)                                      (.57%)       9.96%(j)     2.37%(k)
------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 15, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(h) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(i) Total return does not reflect payment of a sales charge.
(j) During the year ended Oct. 31, 2007, Ameriprise Financial reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return figures would have been lower by 0.05%.
(k) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
24  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS B


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008         2007     2006(b)
Net asset value, beginning of period                $10.58       $10.09        $9.97
------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .04(c)       .34(c)       .09
Net gains (losses) (both realized and
 unrealized)                                          (.18)         .59          .12
------------------------------------------------------------------------------------
Total from investment operations                      (.14)         .93          .21
------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.12)        (.34)        (.09)
Distributions from realized gains                     (.36)        (.10)          --
------------------------------------------------------------------------------------
Total distributions                                   (.48)        (.44)        (.09)
------------------------------------------------------------------------------------
Net asset value, end of period                       $9.96       $10.58       $10.09
------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $3          $--          $--
------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         2.16%        2.10%        2.38%(f)
------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     2.16%        2.10%        2.16%(f)
------------------------------------------------------------------------------------
Net investment income (loss)                          .38%        3.26%        3.11%(f)
------------------------------------------------------------------------------------
Portfolio turnover rate                                39%          36%          12%
------------------------------------------------------------------------------------
Total return(i)                                     (1.35%)       9.38%(j)     2.16%(k)
------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 15, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(h) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(i) Total return does not reflect payment of a sales charge.
(j) During the year ended Oct. 31, 2007, Ameriprise Financial reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return figures would have been lower by 0.05%.
(k) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2008 ANNUAL REPORT  25

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS C


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008         2007     2006(b)
Net asset value, beginning of period                $10.57       $10.09        $9.97
------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .06(c)       .34(c)       .09
Net gains (losses) (both realized and
 unrealized)                                          (.20)         .58          .12
------------------------------------------------------------------------------------
Total from investment operations                      (.14)         .92          .21
------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.12)        (.34)        (.09)
Distributions from realized gains                     (.36)        (.10)          --
------------------------------------------------------------------------------------
Total distributions                                   (.48)        (.44)        (.09)
------------------------------------------------------------------------------------
Net asset value, end of period                       $9.95       $10.57       $10.09
------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $9          $--          $--
------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         2.15%        2.12%        2.38%(f)
------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     2.15%        2.12%        2.16%(f)
------------------------------------------------------------------------------------
Net investment income (loss)                          .66%        3.42%        3.11%(f)
------------------------------------------------------------------------------------
Portfolio turnover rate                                39%          36%          12%
------------------------------------------------------------------------------------
Total return(i)                                     (1.31%)       9.37%(j)     2.16%(k)
------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 15, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(h) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(i) Total return does not reflect payment of a sales charge.
(j) During the year ended Oct. 31, 2007, Ameriprise Financial reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return figures would have been lower by 0.05%.
(k) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
26  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS I


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008         2007     2006(b)
Net asset value, beginning of period                $10.59       $10.10        $9.98
------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .21(c)       .44(c)       .13
Net gains (losses) (both realized and
 unrealized)                                          (.24)         .59          .12
------------------------------------------------------------------------------------
Total from investment operations                      (.03)        1.03          .25
------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.22)        (.44)        (.13)
Distributions from realized gains                     (.36)        (.10)          --
------------------------------------------------------------------------------------
Total distributions                                   (.58)        (.54)        (.13)
------------------------------------------------------------------------------------
Net asset value, end of period                       $9.98       $10.59       $10.10
------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $202         $122          $68
------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.03%        1.07%        1.34%(f)
------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     1.03%        1.07%        1.12%(f)
------------------------------------------------------------------------------------
Net investment income (loss)                         2.10%        4.30%        4.37%(f)
------------------------------------------------------------------------------------
Portfolio turnover rate                                39%          36%          12%
------------------------------------------------------------------------------------
Total return                                         (.25%)      10.49%(i)     2.56%(j)
------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 15, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(h) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(i) During the year ended Oct. 31, 2007, Ameriprise Financial reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return figures would have been lower by 0.05%.
(j) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2008 ANNUAL REPORT  27

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS R4


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008         2007     2006(b)
Net asset value, beginning of period                $10.58       $10.09        $9.98
------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .22(c)       .42(c)       .13
Net gains (losses) (both realized and
 unrealized)                                          (.26)         .59          .11
------------------------------------------------------------------------------------
Total from investment operations                      (.04)        1.01          .24
------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.21)        (.42)        (.13)
Distributions from realized gains                     (.36)        (.10)          --
------------------------------------------------------------------------------------
Total distributions                                   (.57)        (.52)        (.13)
------------------------------------------------------------------------------------
Net asset value, end of period                       $9.97       $10.58       $10.09
------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--          $--
------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.34%        1.36%        1.45%(f)
------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     1.09%        1.31%        1.23%(f)
------------------------------------------------------------------------------------
Net investment income (loss)                         2.27%        4.13%        4.04%(f)
------------------------------------------------------------------------------------
Portfolio turnover rate                                39%          36%          12%
------------------------------------------------------------------------------------
Total return                                         (.26%)      10.27%(i)     2.42%(j)
------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 15, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(h) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(i) During the year ended Oct. 31, 2007, Ameriprise Financial reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return figures would have been lower by 0.05%.
(j) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
28  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS R5


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct 31,                           2008     2007(b)
Net asset value, beginning of period                $10.59       $10.58
-----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .22          .02
Net gains (losses) (both realized and
 unrealized)                                          (.26)         .03
-----------------------------------------------------------------------
Total from investment operations                      (.04)         .05
-----------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.21)        (.04)
Distributions from realized gains                     (.36)          --
-----------------------------------------------------------------------
Total distributions                                   (.57)        (.04)
-----------------------------------------------------------------------
Net asset value, end of period                       $9.98       $10.59
-----------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--
-----------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.07%        1.06%(f)
-----------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     1.07%        1.06%(f)
-----------------------------------------------------------------------
Net investment income (loss)                         2.23%        4.43%(f)
-----------------------------------------------------------------------
Portfolio turnover rate                                39%          36%
-----------------------------------------------------------------------
Total return                                         (.30%)        .44%(i),(j)
-----------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Oct. 18, 2007 (inception date) to Oct. 31, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(h) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(i) During the year ended Oct. 31, 2007, Ameriprise Financial reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return figures would have been lower by 0.05%.
(j) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2008 ANNUAL REPORT  29

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS W


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct 31,                           2008     2007(b)
Net asset value, beginning of period                $10.58       $10.13
-----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .11          .36
Net gains (losses) (both realized and
 unrealized)                                          (.19)         .55
-----------------------------------------------------------------------
Total from investment operations                      (.08)         .91
-----------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.17)        (.36)
Distributions from realized gains                     (.36)        (.10)
-----------------------------------------------------------------------
Total distributions                                   (.53)        (.46)
-----------------------------------------------------------------------
Net asset value, end of period                       $9.97       $10.58
-----------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $304          $--
-----------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.50%        1.54%(f)
-----------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     1.50%        1.54%(f)
-----------------------------------------------------------------------
Net investment income (loss)                         1.09%        3.88%(f)
-----------------------------------------------------------------------
Portfolio turnover rate                                39%          36%
-----------------------------------------------------------------------
Total return                                         (.66%)       9.21%(i),(j)
-----------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 1, 2006 (inception date) to Oct. 31, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(h) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(i) During the year ended Oct. 31, 2007, Ameriprise Financial reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return figures would have been lower by 0.05%.
(j) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
30  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2008 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Absolute Return Currency and Income Fund (the Fund) is a series of RiverSource Global Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. RiverSource Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board of Directors (the Board). The Fund invests primarily in short-term debt obligations and forward foreign currency contracts.

The Fund offers Class A, Class B, Class C, Class I, Class R4, Class R5 and Class W shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership. Class B shares are currently closed to investors for new purchases.

- Class I, Class R4 and Class R5 shares are sold without a front-end sales charge or CDSC and are offered to qualifying institutional investors.

- Class W shares are sold without a front-end sales charge or CDSC and are offered through qualifying discretionary accounts.

At Oct. 31, 2008, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) and the RiverSource affiliated funds-of-funds owned 100% of Class I shares, and the Investment Manager owned 100% of Class R5 shares. At Oct. 31, 2008, the Investment Manager and the RiverSource affiliated funds-of-funds owned approximately 29% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.


--------------------------------------------------------------------------------
  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2008 ANNUAL REPORT  31

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

VALUATION OF SECURITIES
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost, which approximates fair value.

ILLIQUID SECURITIES
At Oct. 31, 2008, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of

--------------------------------------------------------------------------------
32  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


purchase. The aggregate value of such securities at Oct. 31, 2008 was $1,913,033 representing 0.28% of net assets. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS
Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At Oct. 31, 2008, the Fund had no outstanding forward-commitments.

OPTION TRANSACTIONS
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options (OTC options) trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. Option contracts, including OTC option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the New York Stock Exchange. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of

--------------------------------------------------------------------------------
  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2008 ANNUAL REPORT  33

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


a security for a purchased put or call option is adjusted by the amount of premium received or paid. At Oct. 31, 2008, and for the year then ended, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures and options on futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. At Oct. 31, 2008, the Fund had no outstanding futures contracts.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund will enter into forward foreign currency exchange contracts to produce incremental earnings. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the counterparty will not complete its contract obligations.


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34  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2008 ANNUAL REPORT

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GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Financial Accounting Standards Board (FASB) Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of recognition of unrealized appreciation (depreciation) for certain derivative investments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.


--------------------------------------------------------------------------------
  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2008 ANNUAL REPORT  35

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED OCT. 31,                          2008       2007(*)
----------------------------------------------------------------
CLASS A
Distributions paid from:
    Ordinary income.....................  $2,303,090  $  243,304
    Long-term capital gain..............     905,493      58,894
CLASS B
Distributions paid from:
    Ordinary income.....................       6,862         376
    Long-term capital gain..............         212          59
CLASS C
Distributions paid from:
    Ordinary income.....................      66,015         645
    Long-term capital gain..............      31,535          59
CLASS I
Distributions paid from:
    Ordinary income.....................   5,846,707   4,357,132
    Long-term capital gain..............   2,497,800     421,633
CLASS R4
Distributions paid from:
    Ordinary income.....................       1,971         504
    Long-term capital gain..............       1,162          59
CLASS R5
Distributions paid from:
    Ordinary income.....................         338          35
    Long-term capital gain..............         199          --
CLASS W
Distributions paid from:
    Ordinary income.....................   1,798,796         199
    Long-term capital gain..............         104          29


* Class R5 is for the period from Oct. 18, 2007 (inception date) to Oct. 31, 2007. Class W is for the period from Dec. 1, 2006 (inception date) to Oct. 31, 2007.

At Oct. 31, 2008, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income..................  $ 1,050,555
Undistributed accumulated long-term gain.......  $ 2,756,390
Accumulated realized loss......................  $        --
Unrealized appreciation (depreciation).........  $(4,441,023)


RECENT ACCOUNTING PRONOUNCEMENTS
In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (SFAS 161), "Disclosures about Derivative Instruments and Hedging

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36  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2008 ANNUAL REPORT

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Activities -- an amendment of FASB Statement No. 133," which requires enhanced disclosures about a fund's derivative and hedging activities. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect a fund's financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for periods beginning after Nov. 15, 2008. As of Oct. 31, 2008, management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

On Sept. 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a hierarchy for measuring fair value, and requires additional disclosures about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period. The application of SFAS 157 will be effective for the Fund's fiscal year beginning Nov. 1, 2008. The adoption of SFAS 157 is not anticipated to have a material impact on the Fund's financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

DIVIDENDS TO SHAREHOLDERS
Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.89% to

--------------------------------------------------------------------------------
  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2008 ANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

0.70% annually as the Fund's assets increase. The management fee for the year ended Oct. 31, 2008 was 0.89% of the Fund's average daily net assets.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase. The fee for the year ended Oct. 31, 2008 was 0.08% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Oct. 31, 2008, there were no expenses incurred for these particular items.

COMPENSATION OF BOARD MEMBERS
Compensation of board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $20.50 for Class A, $21.50 for Class B and $21.00 for Class C for this service. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 and Class R5 shares and an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statement of Operations.


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38  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2008 ANNUAL REPORT

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PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, up to 0.75% of the fee is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed expense") was approximately $134,000 and $45,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of Oct. 31, 2008, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges received by the Distributor for distributing Fund shares were $281,486 for Class A, $314 for Class B and $6,247 for Class C for the year ended Oct. 31, 2008.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Oct. 31, 2008, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*) were as follows:

Class R4............................................  1.09%


The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R4...........................................  $130


Under an agreement which was effective until Oct. 31, 2008, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses

--------------------------------------------------------------------------------
  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2008 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

such that net expenses (excluding fees and expenses of acquired funds*), would not exceed the following percentage of the Fund's average daily net assets:

Class A.............................................  1.47%
Class B.............................................  2.23
Class C.............................................  2.22
Class I.............................................  1.17
Class R4............................................  1.35
Class R5............................................  1.22
Class W.............................................  1.62


Effective Nov. 1, 2008, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Oct. 31, 2009, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), will not exceed the following percentage of the Fund's average daily net assets:

Class R4............................................  1.35%


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

EARNINGS AND BANK FEE CREDITS
During the year ended Oct. 31, 2008, the Fund's custodian and transfer agency fees were reduced by $748 as a result of earnings and bank fee credits from overnight cash balances. The Fund pays custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $54,980,317 and $28,832,380, respectively, for the year ended Oct. 31, 2008. Realized gains and losses are determined on an identified cost basis.


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40  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                         YEAR ENDED OCT. 31, 2008
                                     ISSUED FOR
                                     REINVESTED                        NET
                          SOLD     DISTRIBUTIONS    REDEEMED   INCREASE (DECREASE)
----------------------------------------------------------------------------------
Class A                21,957,179     315,740      (5,483,597)      16,789,322
Class B                   416,595         671         (90,100)         327,166
Class C                 1,050,240       8,774        (128,574)         930,440
Class I                30,071,137     837,081     (22,170,858)       8,737,360
Class R4                    4,723         256          (6,584)          (1,605)
Class W                34,206,023     168,788      (3,881,378)      30,493,433
----------------------------------------------------------------------------------


                                        YEAR ENDED OCT. 31, 2007*
                                     ISSUED FOR
                                     REINVESTED                        NET
                          SOLD     DISTRIBUTIONS    REDEEMED   INCREASE (DECREASE)
----------------------------------------------------------------------------------
Class A                   815,101       1,939        (976,765)        (159,725)
Class C                    19,801          25              --           19,826
Class I                 4,483,439     462,890        (173,987)       4,772,342
Class R                     2,729           4              --            2,733
Class R5                      942          --              --              942
Class W                       494          --              --              494
----------------------------------------------------------------------------------


 * Class R5 is for the period from Oct. 18, 2007 (inception date) to Oct. 31, 2007. Class W is for the period from Dec. 1, 2006 (inception date) to Oct. 31, 2007.

5. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of the RiverSource Short-Term Cash Fund aggregated $1,033,652,214 and $511,047,214, respectively, for the year ended Oct. 31, 2008. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found on the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Oct. 31, 2008, can be found in the Portfolio of Investments.

6. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for

--------------------------------------------------------------------------------
  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2008 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 16, 2008, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $475 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $175 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $650 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended Oct. 31, 2008.

Under the prior credit facility which was effective until Oct. 15, 2008, the Fund had entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund was permitted to borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which was a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permitted collective borrowings up to $500 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matured no later than 60 days after the date of borrowing. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum.

7. INVESTMENTS IN STRUCTURED INVESTMENT VEHICLES

In 2007 structured investment vehicles ("SIVs") generally experienced a significant decrease in liquidity as a result of the reduction in demand for asset-backed commercial paper as well as the lack of liquidity and overall volatility in the markets for the collateral underlying these investment structures. As of Oct. 31, 2008, the Fund's only remaining SIV position was WhistleJacket Capital LLC (WJC). As of Oct. 31, 2008, the Fund valued WJC at $1.9 million, representing 0.3% of the Fund's net assets.


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42  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2008 ANNUAL REPORT

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WJC breached a financial covenant on Feb. 11, 2008 relating to the market value of its underlying collateral, resulting in the occurrence of an "enforcement event." This resulted in the appointment of receivers on Feb. 12, 2008. On Feb. 15, 2008, the receivers declared WJC to be insolvent. The Fund's holding in WJC defaulted as of its Feb. 25, 2008 maturity date ($3 million). On Oct. 27, 2008, the Fund received a partial payment of $0.7 million from WJC, reducing the remaining WJC outstanding principal amount to $2.3 million. The receivers continue to develop a restructuring plan which will likely result in the Fund receiving less than full payment on its investment. Accordingly, this holding has been determined to be illiquid. As of Dec. 16, 2008 the remaining position of WJC has been fair valued at $1.9 million.

With the exception of Cheyne Finance (Cheyne), all other SIVs held by the Fund during the year ended Oct. 31, 2008 have matured and all interest and principal payments were received on a timely basis as follows:

                                         MATURITY      PRINCIPAL
                                           DATE     ($ IN MILLIONS)
-------------------------------------------------------------------
Cullinan Finance                        11/21/2007        $  4
Sigma Finance                           11/29/2007         3.5


On Aug. 28, 2007, Cheyne breached a financial covenant relating to the market value of its underlying collateral, resulting in the occurrence of an "enforcement event." This led to the appointment of receivers on Sept. 4, 2007. On Oct. 17, 2007, the receivers declared Cheyne to be insolvent. The Fund's holdings in Cheyne defaulted as of their respective maturity dates, Nov. 20, 2007 ($2 million) and Dec. 11, 2007 ($2 million). On April 17, 2008, the Fund received a partial payment from Cheyne of $0.7 million, reducing the Fund's total remaining outstanding principal to $3.3 million. On July 24, 2008, the Fund elected to receive cash in the amount of $1.8 million as one of the available options in accordance with the plan of liquidation of the Cheyne obligations. The resulting recognized loss of $1.5 million is reported in the Fund's Statement of Operations.

8. RISKS RELATING TO CERTAIN INVESTMENTS

DIVERSIFICATION RISK
The Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. The Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.


--------------------------------------------------------------------------------
  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2008 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

FOREIGN CURRENCY RISK
The Fund's exposure to foreign currencies subjects the Fund to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being sold forward. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the U.S. or abroad.

GEOGRAPHIC CONCENTRATION RISK
The Fund may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic region in which the Fund focuses its investments. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund may be more volatile than a more geographically diversified fund.

COUNTERPARTY RISK
The risk that a counterparty to a financial instrument entered into by the Fund or held by special purpose or structured vehicle becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the investment manager.

9. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of

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44  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co., Inc. (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG). In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and the distributor of the Seligman Funds, Seligman Advisors, Inc., relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman

--------------------------------------------------------------------------------
  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2008 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc., Seligman Data Corp. (transfer agent for the Seligman Funds) and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit. Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by Seligman and not by the Seligman Funds. If the NYAG obtains injunctive relief, Seligman and its affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies. Seligman does not believe that the foregoing legal action or other possible actions will have a material adverse impact on Seligman or its clients, including the Seligman Funds and other investment companies managed by it; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.


--------------------------------------------------------------------------------
46  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

10. SUBSEQUENT EVENT

Effective Dec. 15, 2008, the Fund will pay custodian fees to JPMorgan Chase Bank, N.A.


--------------------------------------------------------------------------------
  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2008 ANNUAL REPORT  47

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Absolute Return Currency and Income Fund (the Fund) (one of the portfolios constituting the RiverSource Global Series, Inc.) as of October 31, 2008, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the period presented through October 31, 2006, were audited by other auditors whose report dated December 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
48  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Absolute Return Currency and Income Fund of the RiverSource Global Series, Inc. at October 31, 2008, the results of its operations for the year then ended, and changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
December 19, 2008


--------------------------------------------------------------------------------
  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2008 ANNUAL REPORT  49

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Oct. 31, 2008

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................      0.00%
    Dividends Received Deduction for corporations................      0.00%
    U.S. Government Obligations..................................      5.35%
CAPITAL GAIN DISTRIBUTION - the Fund designates $3,436,505 to be taxed as long-term capital gain.



The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
50  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2008 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource complex of funds that each Board member oversees consists of 162 funds, which includes 104 RiverSource funds and 58 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Funds, 1999-2006; former Governor of  None
901 S. Marquette Ave.      1999                  Minnesota
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley College
Age 58
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 69                     2002

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2008 ANNUAL REPORT  51

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (bank holding company) and its principal subsidiary,
Age 64                                           Great Western Bank (federal savings bank)
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C.; Director, Vibration       Lead Outside
901 S. Marquette Ave.      2008                  Control Technologies, LLC (auto vibration technology);   Director, Digital
Minneapolis, MN 55402                            Director and Chairman, Highland Park Michigan Economic   Ally, Inc. (digital
Age 66                                           Development Corp; and Chairman, Detroit Public Schools   imaging); and
                                                 Foundation. Formerly, Chairman and Chief Executive       Infinity, Inc. (oil
                                                 Officer, Q Standards Worldwide, Inc. (library of         and gas exploration
                                                 technical standards); Director, Kerr-McGee Corporation   and production);
                                                 (diversified energy and chemical company); Trustee, New  Director, OGE Energy
                                                 York University Law Center Foundation; Vice Chairman,    Corp. (energy and
                                                 Detroit Medical Center and Detroit Economic Growth       energy services
                                                 Corp.                                                    provider offering
                                                                                                          physical delivery
                                                                                                          and related services
                                                                                                          for both electricity
                                                                                                          and natural gas)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceutical, Inc.
Minneapolis, MN 55402                            Biotech                                                  (biotechnology);
Age 64                                                                                                    Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
52  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. and President,
Financial Center           Vice President since  Chairman of the Board and Chief Investment Officer,
Minneapolis, MN 55474      2002                  RiverSource Investments, LLC since 2005; Director,
Age 48                                           President and Chief Executive Officer, Ameriprise
                                                 Certificate Company and Chairman of the Board, Chief
                                                 Executive Officer and President, RiverSource
                                                 Distributors, Inc. since 2006; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc. and Chairman of the Board and Chief
                                                 Investment Officer, RiverSource Investments, LLC, 2001-
                                                 2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.


--------------------------------------------------------------------------------
  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2008 ANNUAL REPORT  53

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           since 2006; Director and Vice President -- Asset
Minneapolis, MN 55474                            Management, Products and Marketing, RiverSource
Age 43                                           Distributors, Inc. since 2006; Managing Director and
                                                 Global Head of Product, Morgan Stanley Investment
                                                 Management, 2004-2006; President, Touchstone
                                                 Investments, 2002-2004
--------------------------------------------------------------------------------------------------------

Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 44                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Vice President -- Asset Management and Trust Company
5228 Ameriprise Financial  2006                  Services, RiverSource Investments, LLC since 2006; Vice
Center Minneapolis, MN                           President -- Operations and Compliance, RiverSource
55474                                            Investments, LLC, 2004-2006; Director of Product
Age 43                                           Development -- Mutual Funds, Ameriprise Financial,
                                                 Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006
Minneapolis, MN 55474
Age 53
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 49                                           since 2006; Vice President, General Counsel and
                                                 Secretary, Ameriprise Certificate Company since 2005;
                                                 Vice President -- Asset Management Compliance,
                                                 Ameriprise Financial, Inc., 2004-2005; Senior Vice
                                                 President and Chief Compliance Officer, USBancorp Asset
                                                 Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Jennifer D. Lammers        Chief Compliance      U.S. Asset Management Chief Compliance Officer,
172 Ameriprise Financial   Officer since 2006    RiverSource Investments, LLC since 2006;
Center                                           Director -- Mutual Funds, Voyageur Asset Management,
Minneapolis, MN 55474                            2003-2006; Director of Finance, Voyageur Asset
Age 48                                           Management, 2000-2003

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
54  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Neysa M. Alecu             Money Laundering      Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise Financial  Prevention Officer    Ameriprise Financial, Inc. since 2004; Manager Anti-
Center                     since 2004            Money Laundering, Ameriprise Financial, Inc., 2003-
Minneapolis, MN 55474                            2004; Compliance Director and Bank Secrecy Act Officer,
Age 44                                           American Express Centurion Bank, 2000-2003
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2008 ANNUAL REPORT  55

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
56  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2008 ANNUAL REPORT

RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by RiverSource Distributors, Inc., Member FINRA, and managed by RiverSource Investments, LLC. These companies are part of Ameriprise Financial, Inc.
(RIVERSOURCE INVESTMENTS LOGO)  (C) 2008 RiverSource Distributors, Inc.                           S-6502 G (12/08)

Annual Report
and Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
EMERGING MARKETS BOND FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
OCTOBER 31, 2008
(Prospectus also enclosed)

RIVERSOURCE EMERGING MARKETS BOND FUND SEEKS TO
PROVIDE SHAREHOLDERS WITH HIGH TOTAL RETURN THROUGH
CURRENT INCOME AND, SECONDARILY, THROUGH CAPITAL
APPRECIATION.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (SINGLE STRATEGY FUNDS LOGO)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    3

Manager Commentary.................    6

The Fund's Long-term Performance...   12

Fund Expenses Example..............   14

Portfolio of Investments...........   16

Statement of Assets and
  Liabilities......................   21

Statement of Operations............   22

Statements of Changes in Net
  Assets...........................   23

Financial Highlights...............   25

Notes to Financial Statements......   31

Report of Independent Registered
  Public Accounting Firm...........   49

Federal Income Tax Information.....   51

Board Members and Officers.........   52

Proxy Voting.......................   57



                     (DALBAR LOGO)

The RiverSource mutual fund shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The
Seal recognizes communications demonstrating a level of excellence in the industry.


--------------------------------------------------------------------------------
2  RIVERSOURCE EMERGING MARKETS BOND FUND -- 2008 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Emerging Markets Bond Fund (the Fund) Class A shares declined
  28.44% (excluding sales charge) for the 12 months ended Oct. 31, 2008.

> The Fund underperformed its benchmark, the J.P. Morgan Emerging Markets Bond
  Index-Global (J.P. Morgan EMBI-Global), which fell 19.13%.

> The Fund also underperformed the Lipper Emerging Markets Debt Funds Index, representing the Fund's peer group, which declined 24.31%, during the same period.

ANNUALIZED TOTAL RETURNS (for period ended Oct. 31, 2008)
--------------------------------------------------------------------------------


                                                          Since
                                              1 year  inception(a)
------------------------------------------------------------------
RiverSource Emerging Markets Bond Fund
  Class A (excluding sales charge)           -28.44%     -6.74%
------------------------------------------------------------------
J.P. Morgan EMBI-Global (unmanaged)          -19.13%     -2.65%
------------------------------------------------------------------
Lipper Emerging Markets Debt Funds Index     -24.31%     -5.19%
------------------------------------------------------------------



(a) Fund data is from Feb. 16, 2006. J.P. Morgan EMBI-Global and Lipper peer group data is from Mar. 1, 2006.

(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
                 RIVERSOURCE EMERGING MARKETS BOND FUND -- 2008 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

STYLE MATRIX
--------------------------------------------------------------------------------



        DURATION
SHORT    INT.     LONG
                          HIGH
                          MEDIUM   QUALITY
           X              LOW



Shading within the style matrix indicates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

PORTFOLIO STATISTICS
--------------------------------------------------------------------------------

Weighted average life(1)    11.5 years
--------------------------------------
Effective duration(2)        5.7 years
--------------------------------------
Weighted average bond
  rating(3)                        BBB
--------------------------------------




ANNUAL OPERATING EXPENSE RATIO
(as of the current prospectus)
--------------------------------------------------------------------------------

                  Total  Net Expenses(a)
----------------------------------------
Class A           1.41%       1.27%
----------------------------------------
Class B           2.19%       2.04%
----------------------------------------
Class C           2.18%       2.03%
----------------------------------------
Class I           0.91%       0.85%
----------------------------------------
Class R4          1.22%       1.15%
----------------------------------------
Class W           1.35%       1.30%
----------------------------------------


(a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2009, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds) will not exceed 1.27% for Class A, 2.04% for Class B, 2.03% for Class C, 0.85% for Class I, 1.15% for Class R4 and 1.30% for Class W.

(1) WEIGHTED AVERAGE LIFE measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.
(2) EFFECTIVE DURATION measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.
(3) WEIGHTED AVERAGE BOND RATING represents the average credit quality of the underlying bonds in the portfolio.

There are risks associated with an investment in a bond funds, including credit risk, interest rate risk, and prepayment and extension risk. See the Fund's prospectus for information on these and other risks associated with the Fund. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, generally have more volatile prices and carry more risk to principal and income than investment grade securities.

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.


--------------------------------------------------------------------------------
4  RIVERSOURCE EMERGING MARKETS BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT OCT. 31, 2008
                                                         SINCE
Without sales charge                           1 YEAR  INCEPTION
Class A (inception 2/16/06)                   -28.44%    -6.74%
----------------------------------------------------------------
Class B (inception 2/16/06)                   -28.85%    -7.41%
----------------------------------------------------------------
Class C (inception 2/16/06)                   -28.88%    -7.43%
----------------------------------------------------------------
Class I (inception 2/16/06)                   -28.08%    -6.33%
----------------------------------------------------------------
Class R4 (inception 2/16/06)                  -27.98%    -6.47%
----------------------------------------------------------------
Class W (inception 12/1/06)                   -28.29%   -12.29%
----------------------------------------------------------------

With sales charge
Class A (inception 2/16/06)                   -31.85%    -8.41%
----------------------------------------------------------------
Class B (inception 2/16/06)                   -32.18%    -8.61%
----------------------------------------------------------------
Class C (inception 2/16/06)                   -29.55%    -7.43%
----------------------------------------------------------------



AT SEPT. 30, 2008
                                                         SINCE
Without sales charge                           1 YEAR  INCEPTION
Class A (inception 2/16/06)                    -7.16%    +1.89%
----------------------------------------------------------------
Class B (inception 2/16/06)                    -7.78%    +1.17%
----------------------------------------------------------------
Class C (inception 2/16/06)                    -7.88%    +1.11%
----------------------------------------------------------------
Class I (inception 2/16/06)                    -6.62%    +2.32%
----------------------------------------------------------------
Class R4 (inception 2/16/06)                   -6.68%    +2.17%
----------------------------------------------------------------
Class W (inception 12/1/06)                    -7.06%    -0.74%
----------------------------------------------------------------

With sales charge
Class A (inception 2/16/06)                   -11.59%    +0.00%
----------------------------------------------------------------
Class B (inception 2/16/06)                   -12.09%    -0.19%
----------------------------------------------------------------
Class C (inception 2/16/06)                    -8.74%    +1.11%
----------------------------------------------------------------



Class A share performance reflects the maximum sales charge of 4.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R4 and Class W shares. Class I and Class R4 are available to institutional investors only. Class W shares are offered through qualifying discretionary accounts.


--------------------------------------------------------------------------------
                 RIVERSOURCE EMERGING MARKETS BOND FUND -- 2008 ANNUAL REPORT  5

MANAGER COMMENTARY -------------------------------------------------------------

At Oct. 31, 2008, approximately 36% of the Fund's shares were owned in aggregate by affiliated funds of funds managed by RiverSource Investments, LLC (RiverSource). As a result of asset allocation decisions by RiverSource, it is possible RiverSource Emerging Markets Bond Fund may experience relatively large purchases or redemptions from affiliated funds of funds (see page 43, Class I capital share transactions for related activity during the most recent fiscal period). RiverSource seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. RiverSource Emerging Markets Bond Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds of funds. For more information on the Fund's expenses, see the discussions beginning on pages 14 and 39.

Dear Shareholders,

RiverSource Emerging Markets Bond Fund (the Fund) Class A shares declined 28.44% (excluding sales charge) for the 12 months ended Oct. 31, 2008. The Fund underperformed its benchmark, the J.P. Morgan Emerging Markets Bond Index-Global (J.P. Morgan EMBI-Global), which fell 19.13%. The Fund also underperformed the Lipper Emerging Markets Debt Funds Index, representing the Fund's peer group, which declined 24.31%, during the same period.

COUNTRY BREAKDOWN (at Oct. 31, 2008; % of portfolio assets)
---------------------------------------------------------------------

Argentina                                   1.0%
------------------------------------------------
Brazil                                     14.2%
------------------------------------------------
Cayman Islands                              1.7%
------------------------------------------------
Colombia                                    3.9%
------------------------------------------------
Dominican Republic                          1.0%
------------------------------------------------
El Salvador                                 1.2%
------------------------------------------------
Gabon                                       0.4%
------------------------------------------------
Indonesia                                   6.4%
------------------------------------------------
Iraq                                        0.3%
------------------------------------------------

Kazakhstan                                  1.7%
------------------------------------------------

Luxembourg                                  3.7%
------------------------------------------------

Mexico                                     10.1%
------------------------------------------------

Netherlands                                 1.2%
------------------------------------------------

Panama                                      1.3%

------------------------------------------------


--------------------------------------------------------------------------------
6  RIVERSOURCE EMERGING MARKETS BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


Peru                                        3.4%
------------------------------------------------

Philippine Islands                          3.3%
------------------------------------------------
Russia                                      5.7%
------------------------------------------------
Turkey                                      9.1%
------------------------------------------------
Ukraine                                     0.3%
------------------------------------------------
United Kingdom                              0.9%
------------------------------------------------
Uruguay                                     2.5%
------------------------------------------------
Venezuela                                   7.9%
------------------------------------------------
Other(1)                                   18.8%
------------------------------------------------


(1) Cash & Cash Equivalents.

SIGNIFICANT PERFORMANCE FACTORS
The weak performance in emerging market bonds was driven by the larger global financial crisis which grew during the second half of the annual period and peaked in intensity in September and October.

The global financial crisis broke down important supports for emerging market assets, including previously robust commodity prices, strong foreign capital inflows and resilient export demand. This spreading contagion from the developed countries eliminated any hope of the emerging market world remaining 'decoupled' from the problems of the West.


QUALITY BREAKDOWN
(at Oct. 31, 2008; % of portfolio assets excluding cash equivalents and equities)
---------------------------------------------------------------------

A bonds                                     3.3%
------------------------------------------------
BBB bonds                                  41.1%
------------------------------------------------
BB bonds                                   44.1%
------------------------------------------------
B bonds                                     7.0%
------------------------------------------------
Non-investment grade bonds                  0.6%
------------------------------------------------
Non-rated bonds                             3.9%
------------------------------------------------


Bond ratings apply to the underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor's rating is used to determine the credit quality of a security. Standard and Poor's rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor's doesn't rate a security, then Moody's rating is used. RiverSource rates a security using an internal rating system when Moody's doesn't provide a rating.


--------------------------------------------------------------------------------
                 RIVERSOURCE EMERGING MARKETS BOND FUND -- 2008 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------


Even previously resilient emerging market currencies weakened in the face of heightened financial market volatility, slower economic growth in the developed market nations and reduced capital inflows. The speed and intensity of the collapse in commodity prices during the latter months of the annual period gave several resource-rich emerging market nations a significant trade shock. The strengthening U.S. dollar accelerated this commodity price correction. Emerging market bonds suffered most near the end of the period, with October marking the second worst monthly performance in the sector's history. Even so, it is important to note that the emerging markets have suffered what can only be considered collateral damage, as the epicenter of the financial crisis is in the U.S. and Europe.

Emerging market corporate bonds and state-owned corporate bonds detracted from the Fund's performance the most. Prices of these corporate bonds declined dramatically, as investors' appetite for riskier less liquid assets evaporated. Corporate bonds in energy-related sectors were hit particularly hard. Also, positions in Mexican corporate bonds with large derivative positions detracted from performance. (Derivative instruments are contracts that have values based on the performance of an underlying investment.) These derivative positions increased the bonds' liabilities when the Mexican peso depreciated in September and October.

Exposure to local currencies also detracted from Fund performance, as several emerging market currencies depreciated against the U.S. dollar, especially in September and October. Fund holdings of bonds denominated in the Brazilian real and the Mexican peso hurt performance the most.

Country selection produced mixed results. Exposure to oil exporters, such as Venezuela and Russia, hurt, as the price of crude oil declined dramatically. However, overweight exposure to select higher quality bonds of Latin American nations, such as Peru and Colombia, boosted the Fund's results. The Fund's holdings of assets with average yields higher than the J.P. Morgan EMBI-Global also contributed to relative results.

CHANGES TO THE FUND'S PORTFOLIO
We significantly reduced the portfolio's exposure to corporate bonds during the annual period. We also gradually reduced the portfolio's foreign currency exposure, as these currencies weakened overall relative

--------------------------------------------------------------------------------
8  RIVERSOURCE EMERGING MARKETS BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


to the U.S. dollar. We deployed the proceeds from these sales into cash and cash equivalents.

The Fund had its most significant allocations in the bond markets of Colombia, Peru and Indonesia. Conversely, the Fund had its most modest exposures in the bond markets of Russia, the Philippines and Mexico.

OUR FUTURE STRATEGY
We believe that recent weakness in emerging market debt is likely to continue while uncertainties about U.S. and global financial systems persist. Indeed, the global financial crisis is evolving into a potentially deep global recession that could continue to depress commodity prices and demand for emerging market exports. Nonetheless, markets will begin to improve before economic statistics demonstrate that the worst of the recession is behind us, and we believe the market already has discounted a significant amount of bad news.

We do not expect to see a sovereign default crisis in the emerging markets, as many of the vulnerabilities that triggered past crises are less of an issue today. Most emerging market nations have lower debt loads, lower budget deficits, healthier account balances and lower reliance on international capital than in years past. There are some emerging market governments that are vulnerable. But they are, we believe, relatively few in number and small in size. Thus, we do not anticipate these governments igniting an emerging market-focused crisis like those we have seen before. That said, there are some real concerns regarding corporate debt exposure in some emerging market countries, which led to our reduction of the Fund's holdings in corporate bonds during the annual period.



  In short, we are seeking to use the Fund's cash position to buy distressed assets of those emerging market nations that went into the global financial crisis with fundamentally sound economies.






--------------------------------------------------------------------------------
                 RIVERSOURCE EMERGING MARKETS BOND FUND -- 2008 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------

For the near term, we intend to look for opportunities to buy sovereign bonds at attractive prices in those emerging markets that we believe have declined unjustifiably during the current financial crisis. In general, these are countries without large financing needs that maintain strong internal and external balance sheets and have low budget deficits. In short, we are seeking to use the Fund's cash position to buy distressed assets of those emerging market nations that went into the global financial crisis with fundamentally sound economies.

As always, we continue to monitor several important factors. Among them are the creditworthiness of each country, the strength of a country's economic policies and the soundness of its fundamentals. Using our top-down investment approach, we intend to continually re-evaluate these factors as we seek to identify individual securities that present attractive value opportunities.




(PHOTO - NICOLAS PIFER, CFA(R))

Nic Pifer, CFA(R)
Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource fund.


--------------------------------------------------------------------------------
10  RIVERSOURCE EMERGING MARKETS BOND FUND -- 2008 ANNUAL REPORT

                       THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Emerging Markets Bond Fund Class A shares (from 2/16/06 to 10/31/08)* as compared to the performance of two widely cited performance indices, the J.P. Morgan Emerging Markets Bond Index-Global and the Lipper Emerging Markets Debt Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from Feb. 16, 2006. J.P. Morgan EMBI-Global and Lipper peer group data is from March 1, 2006.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Oct. 31, 2008
                                                                  SINCE
                                                     1 YEAR   INCEPTION(3)
RIVERSOURCE EMERGING MARKETS BOND FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                  $6,815      $7,886
--------------------------------------------------------------------------
        Average annual total return                 -31.85%      -8.41%
--------------------------------------------------------------------------
J.P. MORGAN EMBI-GLOBAL(1)
        Cumulative value of $10,000                  $8,087      $9,106
--------------------------------------------------------------------------
        Average annual total return                 -19.13%      -2.65%
--------------------------------------------------------------------------
LIPPER EMERGING MARKETS DEBT FUNDS INDEX(2)
        Cumulative value of $10,000                  $7,569      $8,675
--------------------------------------------------------------------------
        Average annual total return                 -24.31%      -5.19%
--------------------------------------------------------------------------



Results for other share classes can be found on page 5.


--------------------------------------------------------------------------------
12  RIVERSOURCE EMERGING MARKETS BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE EMERGING MARKETS BOND FUND LINE GRAPH)

                     RIVERSOURCE EMERGING
                         MARKETS BOND
                          FUND CLASS                           LIPPER EMERGING
                          A (INCLUDES          J.P. MORGAN       MARKETS DEBT
                         SALES CHARGE)       EMBI_GLOBAL(1)     FUNDS INDEX(2)
                     --------------------    --------------    ---------------
3/1/06                    $    9,525           $   10,000         $   10,000
4/30/06                        9,446                9,802              9,864
10/31/06                      10,025               10,420             10,434
4/30/07                       10,762               10,971             11,154
10/31/07                      11,021               11,260             11,461
4/30/08                       10,987               11,474             11,428
10/31/08                       7,886                9,106              8,675




(1) The J.P. Morgan Emerging Markets Bond Index-Global (J.P. Morgan EMBI-Global), an unmanaged index, is based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans. The index reflects reinvestment of all distributions and changes in market prices.

(2) The Lipper Emerging Markets Debt Funds Index includes the 10 largest emerging markets debt funds tracked by Lipper Inc. The index's returns include reinvested dividends.

(3) Fund data is from Feb. 16, 2006. J.P. Morgan EMBI-Global and Lipper peer group data is from March 1, 2006.


--------------------------------------------------------------------------------
                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2008 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2008.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
14  RIVERSOURCE EMERGING MARKETS BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 MAY 1, 2008   OCT. 31, 2008  THE PERIOD(A)  EXPENSE RATIO
------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  717.80        $ 6.06(c)      1.40%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,018.15        $ 7.12(c)      1.40%
------------------------------------------------------------------------------------------

Class B
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  715.60        $ 9.38(c)      2.17%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,014.27        $11.02(c)      2.17%
------------------------------------------------------------------------------------------

Class C
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  715.30        $ 9.34(c)      2.16%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,014.32        $10.97(c)      2.16%
------------------------------------------------------------------------------------------

Class I
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  719.50        $ 3.90(c)       .90%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,020.67        $ 4.58(c)       .90%
------------------------------------------------------------------------------------------

Class R4
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  719.10        $ 5.20(c)      1.20%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.16        $ 6.11(c)      1.20%
------------------------------------------------------------------------------------------

Class W
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  718.60        $ 5.80(c)      1.34%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,018.45        $ 6.82(c)      1.34%
------------------------------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Oct. 31, 2008: -28.22% for Class A, -28.44% for Class B, -28.47% for Class C, -28.05% for Class I, -28.09% for Class R4 and -28.14% for Class W.
(c) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2009, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), will not exceed 1.27% for Class A, 2.04% for Class B, 2.03% for Class C, 0.85% for Class I, 1.15% for Class R4 and 1.30% for Class W. Any amounts waived will not be reimbursed by the Fund. This change was effective Nov. 1, 2008. If this change had been in place for the entire six month period ended Oct. 31, 2008, the actual expenses paid would have been $5.50 for Class A, $8.82 for Class B, $8.78 for Class C, $3.68 for Class I, $4.98 for Class R4 and $5.63 for Class W; the hypothetical expenses paid would have been $6.46 for Class A, $10.36 for Class B, $10.31 for Class C, $4.33 for Class I, $5.85 for Class R4 and $6.61 for Class W.


--------------------------------------------------------------------------------
                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2008 ANNUAL REPORT  15

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

OCT. 31, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES



BONDS (81.4%)(c)
                                                    COUPON         PRINCIPAL
ISSUER                                               RATE            AMOUNT             VALUE(a)
ARGENTINA (1.0%)
Banco Hipotecario
 Sr Unsecured
 04-27-16                                            9.75%              975,000(d)    $292,500
Industrias Metalurgicas Pescarmona
 Sr Unsecured
 10-22-14                                           11.25             1,750,000(d)     735,000
Republic of Argentina
 09-12-13                                            7.00             1,000,000        220,000
Republic of Argentina
 Sr Unsecured
 12-15-35                                            0.00            12,950,000(b)     518,000
                                                                                    ----------
Total                                                                                  1,765,500
------------------------------------------------------------------------------------------------

BRAZIL (14.3%)
Banco Nacional de Desenvolvimento Economico e Social
 Sr Unsecured
 06-16-18                                            6.37             6,350,000(d)   5,016,500
Bertin Ltda
 Sr Unsecured
 10-05-16                                           10.25               580,000(d)     261,000
Federative Republic of Brazil
 01-20-34                                            8.25             1,200,000      1,164,000
Federative Republic of Brazil
 Sr Unsecured
 01-17-17                                            6.00            10,300,000      9,295,749
 10-14-19                                            8.88             4,938,000      5,007,132
Marfrig Overseas
 11-16-16                                            9.63             1,130,000(d)     542,400
Morgan Stanley
 (Brazilian Real) Sr Unsecured
 05-03-17                                           10.09             4,850,000(d)   1,258,573
Nota do Tesouro Nacional
 (Brazilian Real) Series F
 07-01-10                                           10.00               419,600      1,874,703
 01-01-12                                           10.00               320,000      1,329,388
                                                                                    ----------
Total                                                                                 25,749,445
------------------------------------------------------------------------------------------------

CAYMAN ISLANDS (1.7%)
EEB Intl
 10-31-14                                            8.75               550,000(d)     550,000
Peru Enhanced Pass-Thru
 Sr Secured Zero Coupon
 05-31-18                                            5.20         3,528,090(d,g)     1,764,045
TGI Intl
 10-03-17                                            9.50               900,000(d)     693,000
                                                                                    ----------
Total                                                                                  3,007,045
------------------------------------------------------------------------------------------------

COLOMBIA (3.9%)
Republic of Colombia
 01-27-17                                            7.38             1,200,000      1,080,000
 09-18-37                                            7.38             5,150,000      4,222,999
Republic of Colombia
 (Colombian Peso)
 10-22-15                                           12.00         2,918,000,000      1,130,739
 06-28-27                                            9.85           966,000,000        299,529
Santa Fe de Bogota
 (Colombian Peso) Sr Unsecured
 07-26-28                                            9.75         1,377,000,000(d)     394,662
                                                                                    ----------
Total                                                                                  7,127,929
------------------------------------------------------------------------------------------------

DOMINICAN REPUBLIC (1.0%)
Aes Dominicana Energia Finance
 12-13-15                                           11.00             1,050,000(d)     525,000
Cerveceria Nacional Dominicana
 03-27-12                                           16.00             1,450,000(d)   1,065,605
EGE Haina Finance
 04-26-17                                            9.50               450,000(d)     225,000
                                                                                    ----------
Total                                                                                  1,815,605
------------------------------------------------------------------------------------------------

EL SALVADOR (1.2%)
Republic of El Salvador
 06-15-35                                            7.65             4,010,000(d)   2,125,300
------------------------------------------------------------------------------------------------

GABON (0.4%)
Republic of Gabonese
 12-12-17                                            8.20             1,200,000(d)     780,000
------------------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
16  RIVERSOURCE EMERGING MARKETS BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



BONDS (CONTINUED)
                                                    COUPON         PRINCIPAL
ISSUER                                               RATE            AMOUNT             VALUE(a)

INDONESIA (6.5%)
Govt of Indonesia
 (Indonesian Rupiah)
 10-15-14                                           11.00%        6,000,000,000       $425,032
 07-15-17                                           10.00        20,000,000,000      1,218,183
 09-15-19                                           11.50         9,000,000,000        573,562
 07-15-22                                           10.25        25,200,000,000      1,407,568
Republic of Indonesia
 Sr Unsecured
 01-17-18                                            6.88             2,350,000(d)   1,598,000
 10-12-35                                            8.50             3,400,000(d)   2,278,000
 02-17-37                                            6.63             1,950,000(d)     916,500
 01-17-38                                            7.75             5,000,000(d)   3,250,000
                                                                                    ----------
Total                                                                                 11,666,845
------------------------------------------------------------------------------------------------

IRAQ (0.3%)
Republic of Iraq
 01-15-28                                            5.80             1,200,000(d)     600,000
------------------------------------------------------------------------------------------------

KAZAKHSTAN (1.7%)
Kazkommerts Intl
 11-03-15                                            8.00               450,000(d)     193,500
KazMunaiGaz Finance
 07-02-18                                            9.13             3,395,000(d)   2,235,446
Temir Capital for JSC TemirBank
 Bank Guaranteed
 05-21-14                                            9.50               850,000(d)     665,396
                                                                                    ----------
Total                                                                                  3,094,342
------------------------------------------------------------------------------------------------

LUXEMBOURG (3.7%)
Gaz Capital
 Secured
 11-22-16                                            6.21             4,150,000(d)   2,573,000
 08-16-37                                            7.29             3,450,000(d)   1,828,500
MHP
 Sr Secured
 11-30-11                                           10.25             1,250,000(d)     987,500
TNK-BP Finance
 07-18-16                                            7.50               400,000(d)     204,500
 03-20-17                                            6.63               800,000(d)     377,000
 03-13-18                                            7.88             1,525,000(d)     686,250
                                                                                    ----------
Total                                                                                  6,656,750
------------------------------------------------------------------------------------------------

MEXICO (10.1%)
Controladora Comerical Mexicana
 (Mexican Peso)
 03-30-27                                            8.70        31,700,000(d,j)       871,525
Mexican Fixed Rate Bonds
 (Mexican Peso)
 12-20-12                                            9.00            11,600,000        920,978
 12-18-14                                            9.50            29,500,000      2,375,213
Pemex Project Funding Master Trust
 03-01-18                                            5.75             7,900,000(d)   6,162,000
 06-15-35                                            6.63             6,104,000      4,547,425
 06-15-38                                            6.63             1,500,000(d)   1,087,500
United Mexican States
 12-30-19                                            8.13             1,000,000      1,015,000
Vitro
 02-01-17                                            9.13             4,120,000      1,287,500
                                                                                    ----------
Total                                                                                 18,267,141
------------------------------------------------------------------------------------------------

NETHERLANDS (1.2%)
Intergas Finance
 05-14-17                                            6.38               300,000(d)     210,578
Majapahit Holding
 10-17-16                                            7.75             1,600,000(d)   1,040,000
 06-28-17                                            7.25             1,450,000(d)     797,500
 06-29-37                                            7.88               200,000(d)      90,000
                                                                                    ----------
Total                                                                                  2,138,078
------------------------------------------------------------------------------------------------

PANAMA (1.3%)
Republic of Panama
 Sr Unsecured
 09-30-27                                            8.88               500,000        465,000
 01-26-36                                            6.70             2,500,000      1,950,000
                                                                                    ----------
Total                                                                                  2,415,000
------------------------------------------------------------------------------------------------

PERU (3.4%)
Banco de Credito del Peru
 Sub Nts
 11-07-21                                            6.95           800,000(d,f)       513,197
Republic of Peru
 Sr Unsecured
 02-06-15                                            9.88             1,800,000      1,881,000
 03-14-37                                            6.55             5,500,000      3,795,000
                                                                                    ----------
Total                                                                                  6,189,197
------------------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2008 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------



BONDS (CONTINUED)
                                                    COUPON         PRINCIPAL
ISSUER                                               RATE            AMOUNT             VALUE(a)

PHILIPPINE ISLANDS (3.3%)
Natl Power
 11-02-16                                            6.88%              900,000(d)    $697,188
Republic of Philippines
 01-15-16                                            8.00             1,950,000      1,813,500
 01-15-19                                            9.88               750,000        806,250
 10-21-24                                            9.50               921,000        884,160
 01-14-31                                            7.75             1,906,000      1,753,520
                                                                                    ----------
Total                                                                                  5,954,618
------------------------------------------------------------------------------------------------

RUSSIA (5.7%)
Alfa MTN Markets/ABH Financial
 06-25-12                                            8.20               850,000(d)     399,500
Gazstream
 07-22-13                                            5.63               602,066(d)     499,715
RSHB Capital for Russian Agricultural Bank
 Secured
 05-29-18                                            7.75               500,000(d)     315,000
Russian Federation
 03-31-30                                            7.50             6,527,780(d)   5,548,613
Russian Standard Finance
 Sr Secured
 05-05-11                                            8.63             1,350,000(d)     445,500
TransCapitalInvest for Transneft
 Secured
 08-07-18                                            8.70             5,100,000(d)   3,009,000
                                                                                    ----------
Total                                                                                 10,217,328
------------------------------------------------------------------------------------------------

TURKEY (9.1%)
Republic of Turkey
 03-15-15                                            7.25             2,000,000      1,640,000
 04-03-18                                            6.75             5,000,000      3,700,000
 03-11-19                                            7.00             3,100,000      2,201,000
 06-05-20                                            7.00             3,000,000      2,280,000
 02-05-25                                            7.38               400,000        312,000
 02-14-34                                            8.00               720,000        568,800
 03-17-36                                            6.88             7,900,000      5,372,000
 03-05-38                                            7.25               600,000        414,000
                                                                                    ----------
Total                                                                                 16,487,800
------------------------------------------------------------------------------------------------

UKRAINE (0.3%)
Credit Suisse First Boston Intl for Ex-Im Bank of Ukraine
 Secured
 02-09-16                                            8.40               300,000         59,700
Govt of Ukraine
 06-26-12                                            6.39             1,050,000(d)     525,000
                                                                                    ----------
Total                                                                                    584,700
------------------------------------------------------------------------------------------------

UNITED KINGDOM (0.9%)
UK SPV Credit Finance for JSC Commercial Bank Privatbank
 Secured
 02-06-12                                            8.00               700,000(d)     664,308
Vedanta Resources
 Sr Unsecured
 07-18-18                                            9.50             2,300,000(d)   1,035,000
                                                                                    ----------
Total                                                                                  1,699,308
------------------------------------------------------------------------------------------------

URUGUAY (2.5%)
Republic of Uruguay
 05-17-17                                            9.25             2,000,000      1,680,000
Republic of Uruguay
 Pay-in-kind
 01-15-33                                            7.88                   500(e)         310
Republica Orient Uruguay
 (Uruguay Peso)
 04-05-27                                            4.25            77,196,672(i)   1,717,134
 06-26-37                                            3.70            15,756,049(i)     261,136
Republica Orient Uruguay
 Sr Unsecured
 03-21-36                                            7.63             1,383,939        830,363
                                                                                    ----------
Total                                                                                  4,488,943
------------------------------------------------------------------------------------------------

VENEZUELA (7.9%)
Petroleos de Venezuela
 04-12-17                                            5.25             9,000,000      3,420,000
 04-12-27                                            5.38             1,000,000        355,000
Republic of Venezuela
 02-26-16                                            5.75             5,730,000      2,635,800
 12-09-20                                            6.00               200,000         83,000
 05-07-23                                            9.00             9,750,000      4,655,625
 05-07-28                                            9.25               800,000        368,000
 03-31-38                                            7.00             2,000,000        820,000


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  RIVERSOURCE EMERGING MARKETS BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



BONDS (CONTINUED)
                                                    COUPON         PRINCIPAL
ISSUER                                               RATE            AMOUNT             VALUE(a)
VENEZUELA (CONT.)
Republic of Venezuela
 Sr Unsecured
 10-08-14                                            8.50%            3,294,000     $1,844,640
 01-13-34                                            9.38               231,000        117,810
                                                                                    ----------
Total                                                                                 14,299,875
------------------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $215,582,469)                                                                $147,130,749
------------------------------------------------------------------------------------------------





MONEY MARKET FUND (18.8%)
ISSUER                                                 SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 1.60%              34,012,258(h)        $34,012,258
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $34,012,258)                                                       $34,012,258
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $249,594,727)(k)                                                  $181,143,007
=====================================================================================



INVESTMENTS IN DERIVATIVES

CREDIT DEFAULT SWAP CONTRACTS OUTSTANDING AT OCT. 31, 2008


                                                                                             UNAMORTIZED
                      REFERENCED       BUY/SELL   PAY/RECEIVE    EXPIRATION     NOTIONAL       PREMIUM       UNREALIZED
COUNTERPARTY            ENTITY        PROTECTION   FIXED RATE       DATE         AMOUNT    (PAID) RECEIVED  DEPRECIATION
-----------------------------------------------------------------------------------------------------------------------------
Merril Lynch      CDX Emerging           Sell         2.65%    June 20, 2013  $12,000,000      $(59,919)     $(1,602,045)
  Intl            Markets Index
-----------------------------------------------------------------------------------------------------------------------------
Barclays          CDX Emerging           Sell         2.65     June 20, 2013    3,000,000            --         (400,511)
                  Markets Index
-----------------------------------------------------------------------------------------------------------------------------
Total                                                                                                        $(2,002,556)
-----------------------------------------------------------------------------------------------------------------------------


INTEREST RATE SWAP CONTRACTS OUTSTANDING AT OCT. 31, 2008


                                              FUND
                          FLOATING        PAY/RECEIVE    FIXED     EXPIRATION     NOTIONAL    UNREALIZED
COUNTERPARTY             RATE INDEX      FLOATING RATE   RATE         DATE         AMOUNT    APPRECIATION
---------------------------------------------------------------------------------------------------------
Credit Suisse Intl   3-month USD LIBOR        Pay       4.1540%   Aug. 4, 2013   $2,000,000      $38,117
---------------------------------------------------------------------------------------------------------
Merril Lynch Intl    3-month USD LIBOR        Pay       4.1538   Aug. 12, 2013   10,000,000      185,405
---------------------------------------------------------------------------------------------------------
Merril Lynch Intl    3-month USD LIBOR        Pay       4.0190   Sept. 2, 2013    3,000,000       33,584
---------------------------------------------------------------------------------------------------------
Total                                                                                           $257,106
---------------------------------------------------------------------------------------------------------


NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b) This is a variable rate security that entitles holders to receive only interest payments. Interest is paid annually. The interest payment is based on the Gross Domestic Product (GDP) level of the previous year for the respective country. To the extent that the previous year's GDP exceeds the 'base case GDP', an interest payment is made equal to 0.012225 of the difference.


--------------------------------------------------------------------------------
                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2008 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Oct. 31, 2008, the value of these securities amounted to $58,533,301 or 32.4% of net assets.

(e) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(f) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Oct. 31, 2008.

(g) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(h) Affiliated Money Market Fund -- See Note 5 to the financial statements. The rate shown is the seven-day current annualized yield at Oct. 31, 2008.

(i) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(j) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(k) At Oct. 31, 2008, the cost of securities for federal income tax purposes was $250,025,094 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                  $--
     Unrealized depreciation                          (68,882,087)
     ------------------------------------------------------------
     Net unrealized depreciation                     $(68,882,087)
     ------------------------------------------------------------




HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


--------------------------------------------------------------------------------
20  RIVERSOURCE EMERGING MARKETS BOND FUND -- 2008 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
OCT. 31, 2008


ASSETS
Investments in securities, at value
  Unaffiliated issuers (identified cost $215,582,469)              $147,130,749
  Affiliated money market fund (identified cost $34,012,258)         34,012,258
-------------------------------------------------------------------------------
Total investments in securities (identified cost $249,594,727)      181,143,007
Foreign currency holdings (identified cost $70,507)                      58,901
Capital shares receivable                                               617,194
Premiums paid on outstanding credit default swap contracts               59,919
Dividends and accrued interest receivable                             3,667,009
Unrealized appreciation on swap contracts                               257,106
Cash deposits and collateral held                                     3,520,000
-------------------------------------------------------------------------------
Total assets                                                        189,323,136
-------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                1,590,438
Payable for investment securities purchased                           4,551,266
Unrealized depreciation on swap contracts                             2,002,556
Accrued investment management services fees                               3,368
Accrued distribution fees                                                   809
Accrued transfer agency fees                                                602
Accrued administrative services fees                                        374
Other accrued expenses                                                   70,595
Collateral and deposits payable                                         380,000
-------------------------------------------------------------------------------
Total liabilities                                                     8,600,008
-------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $180,723,128
-------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $    256,347
Additional paid-in capital                                          251,547,092
Undistributed net investment income                                   2,028,313
Accumulated net realized gain (loss)                                 (2,824,203)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                        (70,284,421)
-------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $180,723,128
-------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                              NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $  9,670,545            1,370,967                       $7.05(1)
Class B                     $  1,178,353              167,178                       $7.05
Class C                     $    190,923               27,123                       $7.04
Class I                     $ 65,282,310            9,254,282                       $7.05
Class R4                    $     14,966                2,122                       $7.05
Class W                     $104,386,031           14,813,074                       $7.05
-----------------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $7.40. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2008 ANNUAL REPORT  21

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED OCT. 31, 2008


INVESTMENT INCOME
Income:
Interest                                                           $ 12,320,522
Income distributions from affiliated money market fund                  330,537
  Less foreign taxes withheld                                           (50,269)
-------------------------------------------------------------------------------
Total income                                                         12,600,790
-------------------------------------------------------------------------------
Expenses:
Investment management services fees                                   1,182,004
Distribution fees
  Class A                                                                21,289
  Class B                                                                14,432
  Class C                                                                 2,267
  Class W                                                               125,465
Transfer agency fees
  Class A                                                                20,957
  Class B                                                                 3,829
  Class C                                                                   581
  Class R4                                                                   10
  Class W                                                               100,372
Administrative services fees                                            131,334
Plan administration services fees -- Class R4                                48
Compensation of board members                                             3,835
Custodian fees                                                           35,370
Printing and postage                                                     24,980
Registration fees                                                        65,187
Professional fees                                                        35,070
Other                                                                     9,369
-------------------------------------------------------------------------------
Total expenses                                                        1,776,399
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                           (1,437)
  Earnings and bank fee credits on cash balances                           (250)
-------------------------------------------------------------------------------
Total net expenses                                                    1,774,712
-------------------------------------------------------------------------------
Investment income (loss) -- net                                      10,826,078
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                              (1,784,409)
  Foreign currency transactions                                         (52,384)
  Swap transactions                                                     (60,792)
-------------------------------------------------------------------------------
Net realized gain (loss) on investments                              (1,897,585)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                (75,049,499)
-------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies               (76,947,084)
-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $(66,121,006)
-------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
22  RIVERSOURCE EMERGING MARKETS BOND FUND -- 2008 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED OCT. 31,                                                    2008          2007
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $ 10,826,078  $  6,058,237
Net realized gain (loss) on investments                              (1,897,585)    1,803,817
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                (75,049,499)    2,593,776
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations     (66,121,006)   10,455,830
---------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                            (513,077)     (501,538)
    Class B                                                             (77,784)      (32,727)
    Class C                                                             (12,305)       (4,490)
    Class I                                                          (6,894,152)   (4,198,103)
    Class R4                                                             (1,280)         (838)
    Class W                                                          (2,557,686)   (1,049,016)
  Net realized gain
    Class A                                                             (47,559)      (18,393)
    Class B                                                             (11,052)         (880)
    Class C                                                              (1,687)          (83)
    Class I                                                          (1,321,379)      (59,853)
    Class R4                                                               (167)          (22)
    Class W                                                            (304,713)           (8)
---------------------------------------------------------------------------------------------
Total distributions                                                 (11,742,841)   (5,865,951)

---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2008 ANNUAL REPORT  23

STATEMENTS OF CHANGES IN NET ASSETS (continued) --------------------------------


YEAR ENDED OCT. 31,                                                    2008          2007
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                   $ 11,877,937  $  3,695,695
  Class B shares                                                      1,305,864       934,159
  Class C shares                                                        219,661       131,955
  Class I shares                                                     30,579,666   105,338,850
  Class R4 shares                                                         7,982         6,989
  Class W shares                                                    146,655,956    73,570,698
Reinvestment of distributions at net asset value
  Class A shares                                                        534,907       167,200
  Class B shares                                                         77,569        28,622
  Class C shares                                                         11,620         3,686
  Class I shares                                                      8,214,784     4,257,340
  Class R4 shares                                                           692           273
  Class W shares                                                      2,862,056     1,048,760
Payments for redemptions
  Class A shares                                                     (3,149,341)  (11,436,832)
  Class B shares                                                       (774,759)     (358,088)
  Class C shares                                                       (117,014)       (7,430)
  Class I shares                                                    (89,988,110)  (13,150,244)
  Class R4 shares                                                        (2,694)       (6,001)
  Class W shares                                                    (40,766,868)  (37,405,273)
---------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions    67,549,908   126,820,359
---------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                             (10,313,939)  131,410,238
Net assets at beginning of year                                     191,037,067    59,626,829
---------------------------------------------------------------------------------------------
Net assets at end of year                                          $180,723,128  $191,037,067
---------------------------------------------------------------------------------------------
Undistributed net investment income                                $  2,028,313  $    402,006
---------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
24  RIVERSOURCE EMERGING MARKETS BOND FUND -- 2008 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

CLASS A


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008         2007     2006(b)
Net asset value, beginning of period                $10.57       $10.16        $9.98
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .61(c)       .59(c)       .33
Net gains (losses) (both realized and
 unrealized)                                         (3.43)         .39          .18
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (2.82)         .98          .51
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.61)        (.55)        (.33)
Distributions from realized gains                     (.09)        (.02)          --
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.70)        (.57)        (.33)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $7.05       $10.57       $10.16
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $10           $5          $12
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.41%        1.33%        1.81%(f)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     1.40%        1.33%        1.39%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         6.31%        5.61%        5.20%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                82%          41%          32%
--------------------------------------------------------------------------------------------------------------
Total return(i)                                    (28.44%)       9.94%        5.25%(j)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Feb. 16, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(h) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(i) Total return does not reflect payment of a sales charge.
(j) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2008 ANNUAL REPORT  25

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


CLASS B


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008         2007     2006(b)
Net asset value, beginning of period                $10.55       $10.16        $9.97
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .55(c)       .52(c)       .28
Net gains (losses) (both realized and
 unrealized)                                         (3.42)         .37          .19
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (2.87)         .89          .47
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.54)        (.48)        (.28)
Distributions from realized gains                     (.09)        (.02)          --
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.63)        (.50)        (.28)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $7.05       $10.55       $10.16
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $1           $1           $1
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         2.19%        2.13%        2.62%(f)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     2.17%        2.13%        2.20%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         5.61%        4.90%        4.51%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                82%          41%          32%
--------------------------------------------------------------------------------------------------------------
Total return(i)                                    (28.85%)       8.94%        4.80%(j)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Feb. 16, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(h) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(i) Total return does not reflect payment of a sales charge.
(j) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
26  RIVERSOURCE EMERGING MARKETS BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


CLASS C


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008         2007     2006(b)
Net asset value, beginning of period                $10.54       $10.15        $9.97
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .55(c)       .53(c)       .28
Net gains (losses) (both realized and
 unrealized)                                         (3.42)         .36          .18
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (2.87)         .89          .46
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.54)        (.48)        (.28)
Distributions from realized gains                     (.09)        (.02)          --
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.63)        (.50)        (.28)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $7.04       $10.54       $10.15
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--          $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         2.18%        2.13%        2.61%(f)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     2.16%        2.13%        2.19%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         5.64%        5.00%        4.46%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                82%          41%          32%
--------------------------------------------------------------------------------------------------------------
Total return(i)                                    (28.88%)       8.94%        4.75%(j)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Feb. 16, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(h) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(i) Total return does not reflect payment of a sales charge.
(j) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2008 ANNUAL REPORT  27

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


CLASS I


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008         2007     2006(b)
Net asset value, beginning of period                $10.57       $10.16        $9.98
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .69(c)       .65(c)       .35
Net gains (losses) (both realized and
 unrealized)                                         (3.46)         .38          .17
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (2.77)        1.03          .52
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.66)        (.60)        (.34)
Distributions from realized gains                     (.09)        (.02)          --
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.75)        (.62)        (.34)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $7.05       $10.57       $10.16
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $65         $147          $47
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                          .91%         .93%        1.52%(f)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                      .91%         .93%        1.10%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         6.89%        6.14%        5.70%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                82%          41%          32%
--------------------------------------------------------------------------------------------------------------
Total return                                       (28.08%)      10.38%        5.44%(i)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Feb. 16, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(h) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(i) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
28  RIVERSOURCE EMERGING MARKETS BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


CLASS R4


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008         2007     2006(b)
Net asset value, beginning of period                $10.56       $10.16        $9.98
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .67(c)       .60(c)       .34
Net gains (losses) (both realized and
 unrealized)                                         (3.43)         .39          .18
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (2.76)         .99          .52
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.66)        (.57)        (.34)
Distributions from realized gains                     (.09)        (.02)          --
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.75)        (.59)        (.34)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $7.05       $10.56       $10.16
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--          $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.22%        1.24%        1.67%(f)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                      .97%        1.24%        1.25%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         6.82%        5.75%        5.37%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                82%          41%          32%
--------------------------------------------------------------------------------------------------------------
Total return                                       (27.98%)       9.97%        5.36%(i)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Feb. 16, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(h) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(i) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2008 ANNUAL REPORT  29

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


CLASS W


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008     2007(b)
Net asset value, beginning of period                $10.55       $10.24
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .56          .57
Net gains (losses) (both realized and
 unrealized)                                         (3.36)         .28
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (2.80)         .85
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.61)        (.52)
Distributions from realized gains                     (.09)        (.02)
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.70)        (.54)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $7.05       $10.55
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $104          $38
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.35%        1.33%(f)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     1.35%        1.33%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         6.08%        5.86%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                82%          41%
--------------------------------------------------------------------------------------------------------------
Total return                                       (28.29%)       8.49%(i)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 1, 2006 (inception date) to Oct. 31, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(h) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(i) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
30  RIVERSOURCE EMERGING MARKETS BOND FUND -- 2008 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Emerging Markets Bond Fund (the Fund) is a series of RiverSource Global Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. RiverSource Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board of Directors (the Board). The Fund invests primarily in fixed income securities of emerging market issuers.

The Fund offers Class A, Class B, Class C, Class I, Class R4 and Class W shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares are sold without a front-end sales charge or CDSC and are offered to qualifying institutional investors.

- Class W shares are sold without a front-end sales charge or CDSC and are offered through qualifying discretionary accounts.

At Oct. 31, 2008, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) and the RiverSource affiliated funds-of-funds owned 100% of Class I shares. At Oct. 31, 2008, the Investment Manager and the RiverSource affiliated funds-of-funds owned approximately 36% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.


--------------------------------------------------------------------------------
                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2008 ANNUAL REPORT  31

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


VALUATION OF SECURITIES
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Swap transactions are valued through an authorized pricing service, broker, or an internal model.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost, which approximates fair value.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS
Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-

--------------------------------------------------------------------------------
32  RIVERSOURCE EMERGING MARKETS BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At Oct. 31, 2008, the Fund had no outstanding forward-commitments.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain or loss. Losses may arise due to changes in the value of the securities or if a counterparty does not perform under the terms of the agreement. If a counterparty files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. The Fund did not enter into any mortgage dollar roll transactions during the year ended Oct. 31, 2008.

OPTION TRANSACTIONS
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options (OTC options) trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. Option contracts, including OTC option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the New York Stock Exchange. The Fund will realize a gain or loss when the option

--------------------------------------------------------------------------------
                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2008 ANNUAL REPORT  33

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. At Oct. 31, 2008, and for the year then ended, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures and options on futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. At Oct. 31, 2008, the Fund had no outstanding futures contracts.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2008, foreign currency holdings were entirely comprised of Mexican pesos.

The Fund may enter into forward foreign currency contracts to produce incremental earnings, for operational purposes, or to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency

--------------------------------------------------------------------------------
34  RIVERSOURCE EMERGING MARKETS BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



exchange rates from an independent pricing service. The Fund is subject to the credit risk that the counterparty will not complete its contract obligations. At Oct. 31, 2008, the Fund had no outstanding forward foreign currency contracts.

CREDIT DEFAULT SWAP TRANSACTIONS
The Fund may enter into credit default swap contracts to increase or decrease its credit exposure to an issuer, obligation, portfolio, or index of issuers or obligations, to hedge its exposure on an obligation that it owns or in lieu of selling such obligations. As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If the credit event specified in the contract occurs, the Fund will be required to deliver either the referenced obligation or an equivalent cash amount to the protection seller and in exchange the Fund will receive the notional amount from the seller. The difference between the value of the obligation delivered and the notional amount received will be recorded as a realized gain (loss). As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If the credit event specified in the contract occurs, the Fund will receive the referenced obligation or an equivalent cash amount in exchange for the payment of the notional amount to the protection buyer. The difference between the value of the obligation received and the notional amount paid will be recorded as a realized gain (loss). As a protection seller, the maximum amount of the payment that may be made by the Fund may equal the notional amount (shown in the Credit Default Swap Contracts Outstanding table following the Portfolio of Investments), at par, of the underlying index or security as a result of the related credit event.

The notional amounts of credit default swap contracts are not recorded in the financial statements. Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability and amortized daily as a component of realized gain (loss) on the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default

--------------------------------------------------------------------------------
                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2008 ANNUAL REPORT  35

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



swap agreements only with counterparties that meet certain standards of creditworthiness.

INTEREST RATE SWAP TRANSACTIONS
The Fund may enter into interest rate swap agreements to produce incremental earnings or to gain exposure to or protect themselves from market changes. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting; whereby the accrual for the exchange of cash flows does not begin until a specified date in the future (the "effective date"). The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate. The Fund may employ interest rate swaps to synthetically add or subtract principal exposure to the municipal market.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Risks of entering into an interest rate swap include a lack of correlation between swaps and the portfolio of municipal bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the interest rate swap to experience adverse changes in value relative to expectations. In addition, interest rate swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the interest rate swap positions entered.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.


--------------------------------------------------------------------------------
36  RIVERSOURCE EMERGING MARKETS BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


Financial Accounting Standards Board (FASB) Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of recognition of unrealized appreciation (depreciation) for certain derivative investments and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $856,513 and accumulated net realized loss has been increased by $856,513.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED OCT. 31,                          2008        2007*
----------------------------------------------------------------
CLASS A
Distributions paid from:
    Ordinary income.....................  $  543,048  $  519,931
    Long-term capital gain..............      17,588          --
CLASS B
Distributions paid from:
    Ordinary income.....................      84,749      33,607
    Long-term capital gain..............       4,087          --
CLASS C
Distributions paid from:
    Ordinary income.....................      13,368       4,573
    Long-term capital gain..............         624          --
CLASS I
Distributions paid from:
    Ordinary income.....................   7,726,866   4,257,956
    Long-term capital gain..............     488,665          --


--------------------------------------------------------------------------------
                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2008 ANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


YEAR ENDED OCT. 31,                          2008        2007*
----------------------------------------------------------------
CLASS R4
Distributions paid from:
    Ordinary income.....................  $    1,385  $      860
    Long-term capital gain..............          62          --
CLASS W
Distributions paid from:
    Ordinary income.....................   2,749,711   1,049,024
    Long-term capital gain..............     112,688          --


*   Class W is for the period from Dec. 1, 2006 (inception date) to Oct. 31,
    2007.

At Oct. 31, 2008, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income..................  $    291,177
Undistributed accumulated long-term gain.......  $         --
Accumulated realized loss......................  $ (2,399,388)
Unrealized appreciation (depreciation).........  $(68,972,100)


RECENT ACCOUNTING PRONOUNCEMENTS
In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (SFAS 161), "Disclosures about Derivative Instruments and Hedging
Activities -- an amendment of FASB Statement No. 133," which requires enhanced disclosures about a fund's derivative and hedging activities. In addition, FASB Staff Position No. 133-1 and FIN No. 45-4 (FSP FAS 133-1 and FIN 45-4) was issued on Sept. 12, 2008 which amends SFAS 133 and FASB Interpretation No. 45 and provides additional clarification and disclosure related to the credit risk of derivative instruments and guarantees. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, (c) how derivative instruments and related hedged items affect a fund's financial position, financial performance, and cash flows and (d) the current status of the payment/ performance risk of the credit derivative. SFAS 161 and FSP FAS 133-1 and FIN 45-4 are effective for financial statements issued for periods beginning after Nov. 15, 2008. As of Oct. 31, 2008, management does not believe the adoption of SFAS 161 and FSP FAS 133-1 and FIN 45-4 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

On Sept. 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a hierarchy for

--------------------------------------------------------------------------------
38  RIVERSOURCE EMERGING MARKETS BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



measuring fair value, and requires additional disclosures about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period. The application of SFAS 157 will be effective for the Fund's fiscal year beginning Nov. 1, 2008. The adoption of SFAS 157 is not anticipated to have a material impact on the Fund's financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

DIVIDENDS TO SHAREHOLDERS
Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income, if any, is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.72% to 0.52% annually as the Fund's assets increase. The management fee for the year ended Oct. 31, 2008 was 0.72% of the Fund's average daily net assets.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase. The fee for the year ended Oct. 31 2008, was 0.08% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited

--------------------------------------------------------------------------------
                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2008 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


administrative services to the Fund and the Board. For the year ended Oct. 31, 2008, other expenses paid to this company were $344.

COMPENSATION OF BOARD MEMBERS
Compensation of Board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $20.50 for Class A, $21.50 for Class B and $21.00 for Class C for this service. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares and an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, up to 0.75% of the fee is reimbursed for distribution expenses.


--------------------------------------------------------------------------------
40  RIVERSOURCE EMERGING MARKETS BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed expense") was approximately $62,000 and $20,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of Oct. 31, 2008, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges received by the Distributor for distributing Fund shares were $40,288 for Class A, $1,348 for Class B and $270 for Class C for the year ended Oct. 31, 2008.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Oct. 31, 2008, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), were as follows:

Class A.............................................  1.40%
Class B.............................................  2.17
Class C.............................................  2.16
Class R4............................................  0.97


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A...........................................  $1,135
Class B...........................................     212
Class C...........................................      42


The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R4............................................  $48


Under an agreement which was effective until Oct. 31, 2008, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*) would not exceed the following percentage of the Fund's average daily net assets:

Class A.............................................  1.40%
Class B.............................................  2.17
Class C.............................................  2.16
Class I.............................................  0.95
Class R4............................................  1.25
Class W.............................................  1.40




--------------------------------------------------------------------------------
                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2008 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


Effective Nov. 1, 2008, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Oct. 31, 2009, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*) will not exceed the following percentage of the Fund's average daily net assets:

Class A.............................................  1.27%
Class B.............................................  2.04
Class C.............................................  2.03
Class I.............................................  0.85
Class R4............................................  1.15
Class W.............................................  1.30


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

EARNINGS AND BANK FEE CREDITS
During the year ended Oct. 31, 2008, the Fund's custodian and transfer agency fees were reduced by $250 as a result of earnings and bank fee credits from overnight cash balances. The Fund pays custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $165,850,302 and $124,015,185, respectively, for the year ended Oct. 31, 2008. Realized gains and losses are determined on an identified cost basis.


--------------------------------------------------------------------------------
42  RIVERSOURCE EMERGING MARKETS BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                         YEAR ENDED OCT. 31, 2008
                                      ISSUED FOR
                                      REINVESTED                       NET
                           SOLD     DISTRIBUTIONS   REDEEMED   INCREASE (DECREASE)
----------------------------------------------------------------------------------
Class A                  1,206,737      54,556       (332,734)         928,559
Class B                    131,117       7,815        (80,424)          58,508
Class C                     21,942       1,173        (12,061)          11,054
Class I                  3,444,578     822,959     (8,936,995)      (4,669,458)
Class R4                       781          70           (264)             587
Class W                 15,118,235     298,553     (4,196,818)      11,219,970
----------------------------------------------------------------------------------


                                         YEAR ENDED OCT. 31, 2007
                                      ISSUED FOR
                                      REINVESTED                       NET
                           SOLD     DISTRIBUTIONS   REDEEMED   INCREASE (DECREASE)
----------------------------------------------------------------------------------
Class A                    355,415      16,082     (1,076,628)        (705,131)
Class B                     90,068       2,759        (34,366)          58,461
Class C                     12,620         355           (724)          12,251
Class I                 10,129,478     409,766     (1,279,390)       9,259,854
Class R4                       677          26           (583)             120
Class W*                 7,065,923     101,109     (3,573,928)       3,593,104
----------------------------------------------------------------------------------


*   For the period from Dec. 1, 2006 (inception date) to Oct. 31, 2007.

5. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of the RiverSource Short-Term Cash Fund aggregated $155,177,157 and $128,862,438, respectively, for the year ended Oct. 31, 2008. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found on the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Oct. 31, 2008, can be found in the Portfolio of Investments.

6. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or

--------------------------------------------------------------------------------
                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2008 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



emergency purposes. The credit facility became effective on Oct. 16, 2008, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $475 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $175 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $650 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended Oct. 31, 2008.

Under the prior credit facility which was effective until Oct. 15, 2008, the Fund had entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund was permitted to borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which was a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permitted collective borrowings up to $500 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matured no later than 60 days after the date of borrowing. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $2,399,388 at Oct. 31, 2008, that if not offset by capital gains will expire in 2016. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.


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44  RIVERSOURCE EMERGING MARKETS BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


8. RISKS RELATING TO CERTAIN INVESTMENTS

DIVERSIFICATION RISK
The Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. The Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

FOREIGN/EMERGING MARKETS RISK
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

9. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC

--------------------------------------------------------------------------------
                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2008 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co., Inc. (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG). In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and the distributor of the Seligman Funds, Seligman Advisors, Inc., relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc., Seligman Data Corp. (transfer agent for the Seligman Funds) and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit. Any resolution of

--------------------------------------------------------------------------------
46  RIVERSOURCE EMERGING MARKETS BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by Seligman and not by the Seligman Funds. If the NYAG obtains injunctive relief, Seligman and its affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies. Seligman does not believe that the foregoing legal action or other possible actions will have a material adverse impact on Seligman or its clients, including the Seligman Funds and other investment companies managed by it; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2008 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


10. SUBSEQUENT EVENT

Effective Dec. 15, 2008, the Fund will pay custodian fees to JPMorgan Chase Bank, N.A.


--------------------------------------------------------------------------------
48  RIVERSOURCE EMERGING MARKETS BOND FUND -- 2008 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE EMERGING MARKETS BOND FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Emerging Markets Bond Fund (the
Fund) (one of the portfolios constituting the RiverSource Global Series, Inc.) as of October 31, 2008, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through October 31, 2006, were audited by other auditors whose report dated December 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2008 ANNUAL REPORT  49

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued) ------------


In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Emerging Markets Bond Fund of the RiverSource Global Series, Inc. at October 31, 2008, the results of its operations for the year then ended, and changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
December 19, 2008


--------------------------------------------------------------------------------
50  RIVERSOURCE EMERGING MARKETS BOND FUND -- 2008 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Oct. 31, 2008

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................      0.00%
    Dividends Received Deduction for corporations................      0.00%
    U.S. Government Obligations..................................      0.00%
CAPITAL GAIN DISTRIBUTION -- the Fund designates $623,714 to be taxed as long-term capital gain.




The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2008 ANNUAL REPORT  51

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource complex of funds that each Board member oversees consists of 162 funds, which includes 104 RiverSource funds and 58 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Funds, 1999-2006; former Governor of  None
901 S. Marquette Ave.      1999                  Minnesota
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley College
Age 58
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 69                     2002

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
52  RIVERSOURCE EMERGING MARKETS BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (bank holding company) and its principal subsidiary,
Age 64                                           Great Western Bank (federal savings bank)
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C.; Director, Vibration       Lead Outside
901 S. Marquette Ave.      2008                  Control Technologies, LLC (auto vibration technology);   Director, Digital
Minneapolis, MN 55402                            Director and Chairman, Highland Park Michigan Economic   Ally, Inc. (digital
Age 66                                           Development Corp; and Chairman, Detroit Public Schools   imaging); and
                                                 Foundation. Formerly, Chairman and Chief Executive       Infinity, Inc. (oil
                                                 Officer, Q Standards Worldwide, Inc. (library of         and gas exploration
                                                 technical standards); Director, Kerr-McGee Corporation   and production);
                                                 (diversified energy and chemical company); Trustee, New  Director, OGE Energy
                                                 York University Law Center Foundation; Vice Chairman,    Corp. (energy and
                                                 Detroit Medical Center and Detroit Economic Growth       energy services
                                                 Corp.                                                    provider offering
                                                                                                          physical delivery
                                                                                                          and related services
                                                                                                          for both electricity
                                                                                                          and natural gas)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceutical, Inc.
Minneapolis, MN 55402                            Biotech                                                  (biotechnology);
Age 64                                                                                                    Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2008 ANNUAL REPORT  53

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------


BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. and President,
Financial Center           Vice President since  Chairman of the Board and Chief Investment Officer,
Minneapolis, MN 55474      2002                  RiverSource Investments, LLC since 2005; Director,
Age 48                                           President and Chief Executive Officer, Ameriprise
                                                 Certificate Company and Chairman of the Board, Chief
                                                 Executive Officer and President, RiverSource
                                                 Distributors, Inc. since 2006; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc. and Chairman of the Board and Chief
                                                 Investment Officer, RiverSource Investments, LLC, 2001-
                                                 2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.


--------------------------------------------------------------------------------
54  RIVERSOURCE EMERGING MARKETS BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           since 2006; Director and Vice President -- Asset
Minneapolis, MN 55474                            Management, Products and Marketing, RiverSource
Age 43                                           Distributors, Inc. since 2006; Managing Director and
                                                 Global Head of Product, Morgan Stanley Investment
                                                 Management, 2004-2006; President, Touchstone
                                                 Investments, 2002-2004
--------------------------------------------------------------------------------------------------------

Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 44                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Vice President -- Asset Management and Trust Company
5228 Ameriprise Financial  2006                  Services, RiverSource Investments, LLC since 2006; Vice
Center Minneapolis, MN                           President -- Operations and Compliance, RiverSource
55474                                            Investments, LLC, 2004-2006; Director of Product
Age 43                                           Development -- Mutual Funds, Ameriprise Financial,
                                                 Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006
Minneapolis, MN 55474
Age 53
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 49                                           since 2006; Vice President, General Counsel and
                                                 Secretary, Ameriprise Certificate Company since 2005;
                                                 Vice President -- Asset Management Compliance,
                                                 Ameriprise Financial, Inc., 2004-2005; Senior Vice
                                                 President and Chief Compliance Officer, USBancorp Asset
                                                 Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Jennifer D. Lammers        Chief Compliance      U.S. Asset Management Chief Compliance Officer,
172 Ameriprise Financial   Officer since 2006    RiverSource Investments, LLC since 2006;
Center                                           Director -- Mutual Funds, Voyageur Asset Management,
Minneapolis, MN 55474                            2003-2006; Director of Finance, Voyageur Asset
Age 48                                           Management, 2000-2003

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2008 ANNUAL REPORT  55

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Neysa M. Alecu             Money Laundering      Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise Financial  Prevention Officer    Ameriprise Financial, Inc. since 2004; Manager Anti-
Center                     since 2004            Money Laundering, Ameriprise Financial, Inc., 2003-
Minneapolis, MN 55474                            2004; Compliance Director and Bank Secrecy Act Officer,
Age 44                                           American Express Centurion Bank, 2000-2003
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
56  RIVERSOURCE EMERGING MARKETS BOND FUND -- 2008 ANNUAL REPORT

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2008 ANNUAL REPORT  57

RIVERSOURCE EMERGING MARKETS BOND FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by RiverSource Distributors, Inc., Member FINRA, and managed by RiverSource Investments, LLC. These companies are part of Ameriprise Financial, Inc.
(RIVERSOURCE INVESTMENTS LOGO)  (C) 2008 RiverSource Distributors, Inc.                           S-6398 E (12/08)

Annual Report
and Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
GLOBAL BOND FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
OCTOBER 31, 2008
(Prospectus also enclosed)

RIVERSOURCE GLOBAL BOND FUND SEEKS TO PROVIDE
SHAREHOLDERS WITH HIGH TOTAL RETURN THROUGH INCOME
AND GROWTH OF CAPITAL.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    3

Manager Commentary.................    6

The Fund's Long-term Performance...   12

Fund Expenses Example..............   14

Portfolio of Investments...........   16

Statement of Assets and
  Liabilities......................   33

Statement of Operations............   34

Statements of Changes in Net
  Assets...........................   35

Financial Highlights...............   36

Notes to Financial Statements......   42

Report of Independent Registered
  Public Accounting Firm...........   59

Federal Income Tax Information.....   61

Board Members and Officers.........   62

Proxy Voting.......................   67



                     (DALBAR LOGO)

The RiverSource mutual fund shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The
Seal recognizes communications demonstrating a level of excellence in the industry.


--------------------------------------------------------------------------------
2  RIVERSOURCE GLOBAL BOND FUND -- 2008 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Global Bond Fund (the Fund) Class A shares declined 7.66%
  (excluding sales charge) for the 12 months ended October 31, 2008.

> The Fund underperformed its benchmark, the Barclays Capital Global Aggregate
  Index (formerly known as Lehman Brothers Global Aggregate Index), which fell 2.57%.

> The Fund outperformed its peer group, the Lipper Global Income Funds Index, which decreased 9.48% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended Oct. 31, 2008)
--------------------------------------------------------------------------------


                                   1 year  3 years  5 years  10 years
---------------------------------------------------------------------
RiverSource Global Bond Fund
  Class A (excluding sales
  charge)                          -7.66%   1.80%    2.90%     3.82%
---------------------------------------------------------------------
Barclays Capital Global Aggregate
  Index (unmanaged)                -2.57%   3.93%    4.10%     4.39%
---------------------------------------------------------------------
Lipper Global Income Funds Index   -9.48%   1.14%    2.66%     3.90%
---------------------------------------------------------------------


(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
                           RIVERSOURCE GLOBAL BOND FUND -- 2008 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

STYLE MATRIX
--------------------------------------------------------------------------------



        DURATION
SHORT    INT.     LONG
           X        X     HIGH
                          MEDIUM   QUALITY
                          LOW



Shading within the style matrix indicates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

PORTFOLIO STATISTICS
--------------------------------------------------------------------------------

Weighted average life(1)     7.1 years
--------------------------------------
Effective duration(2)        5.3 years
--------------------------------------
Weighted average bond
  rating(3)                         AA
--------------------------------------




ANNUAL OPERATING EXPENSE RATIO
(as of the current prospectus)
--------------------------------------------------------------------------------

                  Total  Net expenses(a)
----------------------------------------
Class A           1.32%       1.25%
----------------------------------------
Class B           2.09%       2.01%
----------------------------------------
Class C           2.08%       2.01%
----------------------------------------
Class I           0.85%       0.82%
----------------------------------------
Class R4          1.14%       1.12%
----------------------------------------
Class W           1.30%       1.27%
----------------------------------------


(a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2009, unless sooner terminated at the discretion of the Fund's board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds) will not exceed 1.25% for Class A, 2.01% for Class B, 2.01% for Class C, 0.82% for Class I, 1.12% for Class R4 and 1.27% for Class W.

(1) WEIGHTED AVERAGE LIFE measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.
(2) EFFECTIVE DURATION measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.
(3) WEIGHTED AVERAGE BOND RATING represents the average credit quality of the underlying bonds in the portfolio.

There are risks associated with an investment in a bond funds, including credit risk, interest rate risk, and prepayment and extension risk. See the Fund's prospectus for information on these and other risks associated with the Fund. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, generally have more volatile prices and carry more risk to principal and income than investment grade securities.

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.


--------------------------------------------------------------------------------
4  RIVERSOURCE GLOBAL BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT OCT. 31, 2008
                                                                    SINCE
Without sales charge         1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION*
Class A (inception
  3/20/89)                   -7.66%   +1.80%   +2.90%   +3.82%       N/A
---------------------------------------------------------------------------
Class B (inception
  3/20/95)                   -8.28%   +1.04%   +2.12%   +3.03%       N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                   -8.27%   +1.00%   +2.11%     N/A      +4.20%
---------------------------------------------------------------------------
Class I (inception
  3/4/04)                    -7.30%   +2.13%     N/A      N/A      +2.53%
---------------------------------------------------------------------------
Class R4 (inception
  3/20/95)                   -7.19%   +2.08%   +3.14%   +4.04%       N/A
---------------------------------------------------------------------------
Class W (inception
  12/1/06)                   -7.62%     N/A      N/A      N/A      -1.24%
---------------------------------------------------------------------------

With sales charge
Class A (inception
  3/20/89)                  -12.01%   +0.15%   +1.90%   +3.28%       N/A
---------------------------------------------------------------------------
Class B (inception
  3/20/95)                  -12.76%   -0.21%   +1.77%   +3.03%       N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                   -9.16%   +1.00%   +2.11%     N/A      +4.20%
---------------------------------------------------------------------------



AT SEPT. 30, 2008
                                                                    SINCE
Without sales charge         1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION*
Class A (inception
  3/20/89)                   -0.67%   +3.43%   +3.96%   +4.47%       N/A
---------------------------------------------------------------------------
Class B (inception
  3/20/95)                   -1.41%   +2.64%   +3.18%   +3.68%       N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                   -1.34%   +2.67%   +3.21%     N/A      +5.02%
---------------------------------------------------------------------------
Class I (inception 3/4/04)   -0.25%   +3.78%     N/A      N/A      +3.94%
---------------------------------------------------------------------------
Class R4 (inception
  3/20/95)                   -0.16%   +3.72%   +4.23%   +4.70%       N/A
---------------------------------------------------------------------------
Class W (inception
  12/1/06)                   -0.62%     N/A      N/A      N/A      +2.00%
---------------------------------------------------------------------------

With sales charge
Class A (inception
  3/20/89)                   -5.40%   +1.78%   +2.95%   +3.93%       N/A
---------------------------------------------------------------------------
Class B (inception
  3/20/95)                   -6.22%   +1.37%   +2.82%   +3.68%       N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                   -2.30%   +2.67%   +3.21%     N/A      +5.02%
---------------------------------------------------------------------------



Class A share performance reflects the maximum sales charge of 4.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R4 and Class W shares. Class I and Class R4 are available to institutional investors only. Class W shares are offered through qualifying discretionary accounts.

* For classes with less than 10 years performance.


--------------------------------------------------------------------------------
                           RIVERSOURCE GLOBAL BOND FUND -- 2008 ANNUAL REPORT  5

MANAGER COMMENTARY -------------------------------------------------------------

At Oct. 31, 2008, approximately 32% of the Fund's shares were owned in aggregate by affiliated funds-of-funds managed by RiverSource Investments, LLC (RiverSource). As a result of asset allocation decisions by RiverSource, it is possible RiverSource Global Bond Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 53, Class I capital share transactions for related activity during the most recent fiscal period). RiverSource seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. RiverSource Global Bond Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds of funds. For more information on the Fund's expenses, see the discussions beginning on pages 14 and 49.

Dear Shareholders,

RiverSource Global Bond Fund (the Fund) Class A shares declined 7.66% (excluding sales charge) for the 12 months ended Oct. 31, 2008. The Fund underperformed its benchmark, the Barclays Capital Global Aggregate Index (Barclays Global Index), which fell 2.57%. However, the

SECTOR BREAKDOWN (at Oct. 31, 2008; % of portfolio assets)
---------------------------------------------------------------------

Asset-Backed                                1.5%
------------------------------------------------
Commercial Mortgage-Backed                  4.7%
------------------------------------------------
Consumer Discretionary                      1.5%
------------------------------------------------
Consumer Staples                            1.2%
------------------------------------------------
Energy                                      2.1%
------------------------------------------------
Financials                                  6.3%
------------------------------------------------
Foreign Government                         52.8%
------------------------------------------------
Health Care                                 0.4%
------------------------------------------------
Industrials                                 1.4%
------------------------------------------------
Materials                                   0.5%
------------------------------------------------
Mortgage-Backed                            11.8%
------------------------------------------------
Telecommunication                           6.2%
------------------------------------------------
U.S. Government Obligations & Agencies      5.1%
------------------------------------------------
Utilities                                   3.4%
------------------------------------------------
Other(1)                                    1.1%
------------------------------------------------


(1) Cash & Cash Equivalents


--------------------------------------------------------------------------------
6  RIVERSOURCE GLOBAL BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


Fund outperformed its peer group, the Lipper Global Income Funds Index, which decreased 9.48% during the same period.

SIGNIFICANT PERFORMANCE FACTORS
Fund performance suffered from the rise in the U.S. dollar, which gained 8.80% on a trade-weighted basis during the annual period. (As the value of the U.S. dollar increases, the dollar value of foreign investments typically declines and vice versa.) On average, the Fund had about 53% of its net assets exposed to foreign currencies during the period.

High quality government bonds generally performed well during the period, benefiting from repeated bouts of market turmoil and a deteriorating global economy. However, the performance of most nongovernment bond sectors was extremely poor. The Fund had exposure to these poorly performing sectors due to its broad market style that emphasizes both government and nongovernment securities.

In hindsight, we underestimated the duration and severity of the market turmoil and its impact on the global economy. As a result, some of the decisions we made had a negative effect on the Funds's performance including an underweight in the Japanese yen during the first months of 2008.

Our views on the direction of interest rates and how we invested the Fund across the maturity spectrum also detracted from performance. The Fund's global below-benchmark interest rate exposure and its position at the short-term end of the U.S. yield curve hurt performance. Sector

TOP TEN COUNTRIES (at Oct. 31, 2008; % of portfolio assets)
---------------------------------------------------------------------

United States                              36.1%
------------------------------------------------
Japan                                      12.8%
------------------------------------------------
Germany                                     8.6%
------------------------------------------------
United Kingdom                              6.2%
------------------------------------------------
Netherlands                                 5.1%
------------------------------------------------
Canada                                      4.8%
------------------------------------------------
France                                      4.3%
------------------------------------------------
Italy                                       3.5%
------------------------------------------------
Spain                                       2.2%
------------------------------------------------
Australia                                   1.7%
------------------------------------------------




--------------------------------------------------------------------------------
                           RIVERSOURCE GLOBAL BOND FUND -- 2008 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------


allocation and bond selection strategies had a somewhat negative effect on performance as well. Detracting most notably from performance were the Fund's investments in U.S. structured assets, such as commercial mortgage-backed securities, and its modest allocation to emerging market and high yield bonds, which dramatically underperformed higher quality bonds. One bright spot was investment grade corporate bonds, where we added value mainly through a below-benchmark allocation to financial issuers.

On the positive side, we added value to the Fund's relative performance through country selection. Our active positions relative to the Barclays Global Index were not large over the period, especially in the latter half. However market volatility was so intense that even small positions translated into large performance variations at times.

Relative to the Fund's peer group, the Fund likely benefited from its generally conservative approach toward riskier fixed income assets, such as emerging market bonds and medium to lower quality corporate bonds. This conservative stance may have insulated the Fund better than some of its peers when financial market stress and forced selling roiled the markets for these riskier assets.

CHANGES TO THE FUND'S PORTFOLIO
We made several changes to portfolio positioning during the period. For example, we added interest rate exposure during the fiscal year, moving the Fund from an underweight position to a neutral position vs. the benchmark as the economic environment deteriorated. We accomplished this by adding interest rate exposure across a broad range of markets. Within the Fund's currency positioning, we reduced exposure to the U.S. dollar, especially during the last few months of the period. During these months, we added exposure to the Japanese yen. We also decreased the Fund's exposure to European currencies, while modestly increasing its allocation to several beaten-down emerging market and commodity-related currencies.


--------------------------------------------------------------------------------
8  RIVERSOURCE GLOBAL BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

Among sectors, we increased the Fund's exposure to investment grade corporate bonds in light of historically wide yield spreads (the difference in yields between investment grade corporate bonds and U.S. Treasuries). We also modestly increased the Fund's exposure to emerging market bonds, especially during the second half of the annual period. We had cut the Fund's exposure to high yield corporate bonds during the first half of the period, but started to add some of that exposure back again during the second half with yield spreads at historically wide levels. In contrast, we continued to trim the Fund's position in structured assets during the period, especially U.S. commercial mortgage-backed securities, given the much higher volatility in that sector.

OUR FUTURE STRATEGY
The global economic outlook deteriorated sharply in the last months of the annual period. Developed countries faced their first synchronized recession in several decades. Economic growth across emerging market economies slowed noticeably as well. Adding to these economic challenges, 15 months of forced deleveraging, declining liquidity and rising volatility left global capital markets under intense stress. Global policymakers responded with a flurry of monetary, fiscal and regulatory measures to counteract the credit crunch and shore up economic activity. However, the near-term outlook remains highly uncertain.

Forced asset sales and broad-based risk aversion have pushed most nongovernment sectors of the bond market to distressed valuations, creating, in our view, tremendous opportunity for longer-term investors. We are trying to address these countervailing forces by keeping the Fund closer


  Forced asset sales and broad-based risk aversion have pushed most nongovernment sectors of the bond market to distressed valuations, creating, in our view, tremendous opportunity for longer-term investors.






--------------------------------------------------------------------------------
                           RIVERSOURCE GLOBAL BOND FUND -- 2008 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------


to the Barclays Global Index in those areas where market direction has become particularly hard to predict. At the same time, we are cautiously looking to add quality assets that are trading at beaten-down levels, on the view that these assets offer attractive long-term value.

As always, we constantly monitor the market for changing conditions and regularly review the Fund's duration, country, sector, yield curve, and currency positioning in an effort to seek an attractive balance between risk and potential return. Our sector teams remain focused on careful individual security selection, as we continue to seek opportunities to capitalize on attractively valued bonds.

                               (PHOTO - NIC PIFER)

                                Nic Pifer, CFA(R)
                                 Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource fund.


--------------------------------------------------------------------------------
10  RIVERSOURCE GLOBAL BOND FUND -- 2008 ANNUAL REPORT

                       THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Global Bond Fund Class A shares (from 11/1/98 to 10/31/08) as compared to the performance of two widely cited performance indices, the Barclays Capital Global Aggregate Index and the Lipper Global Income Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Oct. 31, 2008
                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
RIVERSOURCE GLOBAL BOND FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                  $8,799   $10,045   $10,987    $13,853
------------------------------------------------------------------------------------------
        Average annual total return                 -12.01%    +0.15%    +1.90%     +3.28%
------------------------------------------------------------------------------------------
BARCLAYS CAPITAL GLOBAL AGGREGATE INDEX(1)
        Cumulative value of $10,000                  $9,743   $11,226   $12,225    $15,362
------------------------------------------------------------------------------------------
        Average annual total return                  -2.57%    +3.93%    +4.10%     +4.39%
------------------------------------------------------------------------------------------
LIPPER GLOBAL INCOME FUNDS INDEX(2)
        Cumulative value of $10,000                  $9,052   $10,346   $11,403    $14,670
------------------------------------------------------------------------------------------
        Average annual total return                  -9.48%    +1.14%    +2.66%     +3.90%
------------------------------------------------------------------------------------------



Results for other share classes can be found on page 5.


--------------------------------------------------------------------------------
12  RIVERSOURCE GLOBAL BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE GLOBAL BOND FUND LINE GRAPH)

                      RIVERSOURCE GLOBAL
                           BOND FUND
                            CLASS A         BARCLAYS CAPITAL     LIPPER GLOBAL
                        (INCLUDES SALES     GLOBAL AGGREGATE        INCOME
                            CHARGE)             INDEX(1)        FUNDS INDEX(2)
                      ------------------    ----------------    --------------
'98                       $    9,525           $   10,000         $   10,000
'99                            9,492                9,710              9,937
'00                            9,002                9,434              9,841
'01                            9,977               10,363             10,835
'02                           10,599               11,201             11,365
'03                           12,004               12,567             12,867
'04                           13,288               13,784             14,016
'05                           13,131               13,685             14,178
'06                           13,810               14,477             15,059
'07                           15,002               15,767             16,206
'08                           13,853               15,362             14,670




(1) The Barclays Capital Global Aggregate Index, an unmanaged market capitalization weighted benchmark, tracks the performance of investment grade fixed income securities denominated in 13 currencies. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Global Income Funds Index includes the 30 largest global income funds tracked by Lipper Inc. The index's returns include net reinvested dividends.


--------------------------------------------------------------------------------
                          RIVERSOURCE GLOBAL BOND FUND -- 2008 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2008.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
14  RIVERSOURCE GLOBAL BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 MAY 1, 2008   OCT. 31, 2008  THE PERIOD(A)  EXPENSE RATIO
------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  888.30        $ 5.95         1.25%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,018.90        $ 6.36         1.25%
------------------------------------------------------------------------------------------

Class B
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  886.00        $ 9.56         2.01%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,015.07        $10.21         2.01%
------------------------------------------------------------------------------------------

Class C
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  885.40        $ 9.55         2.01%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,015.70        $10.21         2.01%
------------------------------------------------------------------------------------------

Class I
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  890.00        $ 3.91          .82%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,021.07        $ 4.18          .82%
------------------------------------------------------------------------------------------

Class R4
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  890.40        $ 5.34         1.12%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.56        $ 6.70         1.12%
------------------------------------------------------------------------------------------

Class W
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  888.20        $ 6.04         1.27%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,018.80        $ 6.46         1.27%
------------------------------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Oct. 31, 2008: -11.17% for Class A, -11.40% for Class B, -11.46% for Class C, -11.00% for Class I, -10.96% for Class R4 and -11.18% for Class W.


--------------------------------------------------------------------------------
                          RIVERSOURCE GLOBAL BOND FUND -- 2008 ANNUAL REPORT  15

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

RiverSource Global Bond Fund
OCT. 31, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES



BONDS (97.0%)(c)
                                                    COUPON         PRINCIPAL
ISSUER                                               RATE            AMOUNT                VALUE(a)
ARGENTINA (--%)
Republic of Argentina
 09-12-13                                              7.00%           $748,000          $164,560
Republic of Argentina
 Sr Unsecured
 12-15-35                                              0.00           2,900,000(e)        116,000
                                                                                    -------------
Total                                                                                     280,560
---------------------------------------------------------------------------------------------------

AUSTRALIA (1.7%)
Commonwealth Bank of Australia
 (European Monetary Unit)
 Sr Unsub
 11-12-09                                              3.38             745,000           923,391
New South Wales Treasury
 (Australian Dollar)
 05-01-12                                              6.00           8,145,000         5,498,132
Queensland Treasury
 (Australian Dollar)
 07-14-09                                              6.00           5,790,000         3,865,930
Telstra
 Sr Unsecured
 04-01-12                                              6.38             500,000           494,071
                                                                                    -------------
Total                                                                                  10,781,524
---------------------------------------------------------------------------------------------------

AUSTRIA (1.5%)
Republic of Austria
 (European Monetary Unit)
 07-15-14                                              4.30           7,195,000         9,269,269
---------------------------------------------------------------------------------------------------

BELGIUM (1.6%)
Fortis Bank
 (European Monetary Unit)
 Sr Unsecured
 05-30-14                                              4.50             420,000           495,601
Kingdom of Belgium
 (European Monetary Unit)
 03-28-10                                              3.00           4,090,000         5,217,894
 09-28-12                                              5.00           3,235,000         4,319,719
                                                                                    -------------
Total                                                                                  10,033,214
---------------------------------------------------------------------------------------------------

BRAZIL (0.8%)
Banco Nacional de Desenvolvimento
 Economico e Social
 Sr Unsecured
 06-16-18                                              6.37             635,000(d)        501,650
Federative Republic of Brazil
 01-15-18                                              8.00             699,000           699,000
Federative Republic of Brazil
 (Brazilian Real)
 01-05-16                                             12.50           1,750,000           705,514
Federative Republic of Brazil
 Sr Unsecured
 01-17-17                                              6.00             307,000           277,068
Nota do Tesouro Nacional
 (Brazilian Real) Series F
 07-01-10                                             10.00             629,000         2,810,268
                                                                                    -------------
Total                                                                                   4,993,500
---------------------------------------------------------------------------------------------------

CANADA (4.7%)
Canadian Natl Railway
 Sr Unsecured
 05-15-18                                              5.55             390,000           339,277
Canadian Natural Resources
 Sr Unsecured
 02-01-39                                              6.75             310,000           234,888
Canadian Pacific Railway
 (Canadian Dollar)
 06-15-10                                              4.90             380,000(d)        312,209
EnCana
 Sr Unsecured
 11-01-11                                              6.30           1,940,000         1,893,360


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
16  RIVERSOURCE GLOBAL BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


BONDS (CONTINUED)
                                                    COUPON         PRINCIPAL
ISSUER                                               RATE            AMOUNT                VALUE(a)
CANADA (CONT.)
Govt of Canada
 (Canadian Dollar)
 06-01-18                                              4.25%          2,655,000        $2,290,005
Molson Coors Capital Finance
 09-22-10                                              4.85          $1,000,000         1,001,674
Nexen
 Sr Unsecured
 05-15-37                                              6.40           1,970,000         1,343,698
Petro-Canada
 Sr Unsecured
 05-15-38                                              6.80           2,680,000         1,804,393
Province of British Columbia
 (Canadian Dollar)
 06-18-14                                              5.30           2,660,000         2,326,526
Province of Ontario
 (Canadian Dollar)
 03-08-14                                              5.00           6,410,000         5,528,682
Province of Quebec
 (Canadian Dollar)
 12-01-17                                              4.50           1,800,000         1,427,765
Rogers Communications
 08-15-18                                              6.80           1,790,000         1,568,488
Royal Bank of Canada
 (European Monetary Unit)
 Sr Unsecured
 01-18-13                                              3.25             300,000           340,886
TELUS
 Sr Unsecured
 06-01-11                                              8.00           6,480,000         6,368,337
Thomson Reuters
 10-01-14                                              5.70           2,465,000         2,151,198
 07-15-18                                              6.50             150,000           126,116
Toronto-Dominion Bank
 (European Monetary Unit)
 Sr Unsecured
 05-14-15                                              5.38             600,000           731,618
Videotron
 04-15-18                                              9.13             130,000(d)        117,000
                                                                                    -------------
Total                                                                                  29,906,120
---------------------------------------------------------------------------------------------------

COLOMBIA (0.1%)
Republic of Colombia
 01-27-17                                              7.38             380,000           342,000
 09-18-37                                              7.38             460,000           377,200
                                                                                    -------------
Total                                                                                     719,200
---------------------------------------------------------------------------------------------------

CZECH REPUBLIC (0.5%)
Czech Republic
 (Czech Koruna)
 10-18-10                                              2.55          25,260,000         1,299,876
 06-16-13                                              3.70          36,500,000         1,860,917
                                                                                    -------------
Total                                                                                   3,160,793
---------------------------------------------------------------------------------------------------

DENMARK (0.6%)
Danske Bank
 (European Monetary Unit)
 03-16-10                                              5.01             750,000(i)        937,822
Nykredit Realkredit
 (Danish Krone)
 04-01-28                                              5.00          16,698,193         2,673,757
                                                                                    -------------
Total                                                                                   3,611,579
---------------------------------------------------------------------------------------------------

FRANCE (4.2%)
BNP Paribas
 (European Monetary Unit)
 Sr Sub Nts
 12-17-12                                              5.25             555,000           698,731
Compagnie de Financement Foncier
 (European Monetary Unit)
 01-29-09                                              2.38             950,000         1,203,885
Credit Agricole
 (European Monetary Unit)
 Sr Unsecured
 06-24-13                                              6.00             550,000           711,626
Electricite de France
 (European Monetary Unit)
 Sr Unsecured
 02-05-18                                              5.00             750,000           872,272
France Telecom
 (European Monetary Unit)
 Sr Unsecured
 02-21-17                                              4.75           1,680,000         1,854,968


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                          RIVERSOURCE GLOBAL BOND FUND -- 2008 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                                    COUPON         PRINCIPAL
ISSUER                                               RATE            AMOUNT                VALUE(a)
FRANCE (CONT.)
Govt of France
 (European Monetary Unit)
 04-25-12                                              5.00%          4,390,000        $5,904,285
 04-25-13                                              4.00           9,620,000        12,513,373
 10-25-16                                              5.00           1,730,000         2,331,705
Societe Generale
 (European Monetary Unit)
 Sr Unsecured
 11-28-08                                              4.99             750,000(i)        955,188
                                                                                    -------------
Total                                                                                  27,046,033
---------------------------------------------------------------------------------------------------

GERMANY (8.5%)
Bayerische Landesbank
 (Japanese Yen) Sr Nts
 04-22-13                                              1.40         300,000,000         3,079,031
Bundesobligation
 (European Monetary Unit)
 04-13-12                                              4.00           4,000,000         5,246,131
Bundesrepublik Deutschland
 (European Monetary Unit)
 07-04-10                                              5.25           5,590,000         7,415,510
 07-04-27                                              6.50           7,750,000        12,153,748
 07-04-28                                              4.75           3,200,000         4,134,198
 07-04-34                                              4.75           7,035,000         9,238,553
Corealcredit Bank
 (European Monetary Unit)
 Series 501
 09-02-09                                              5.00           1,800,000(d)      2,301,282
DEPFA Deutsche Pfandbriefbank
 (European Monetary Unit)
 Series G6
 01-15-10                                              5.50           2,475,000         3,139,528
Deutsche Bank
 (European Monetary Unit)
 Sr Unsub
 07-28-09                                              4.25             700,000           889,715
KfW
 (British Pound)
 12-07-15                                              5.50           2,370,000         3,953,910
Rheinische Hypothekenbank
 (European Monetary Unit)
 Series 803
 07-05-10                                              5.75           2,055,000(d)      2,701,342
                                                                                    -------------
Total                                                                                  54,252,948
---------------------------------------------------------------------------------------------------

GREECE (0.8%)
Hellenic Republic
 (European Monetary Unit)
 Sr Unsub
 10-22-22                                              5.90           3,930,000         5,154,323
---------------------------------------------------------------------------------------------------

INDONESIA (0.4%)
Govt of Indonesia
 (Indonesian Rupiah)
 07-15-22                                             10.25      29,044,000,000         1,622,278
Republic of Indonesia
 Sr Unsecured
 01-17-18                                              6.88             750,000(d)        510,000
 10-12-35                                              8.50             190,000(d)        127,300
 01-17-38                                              7.75             153,000(d)         99,450
                                                                                    -------------
Total                                                                                   2,359,028
---------------------------------------------------------------------------------------------------

ITALY (3.5%)
Buoni Poliennali Del Tesoro
 (European Monetary Unit)
 01-15-10                                              3.00           4,965,000         6,304,270
 08-01-15                                              3.75           1,800,000         2,190,613
 02-01-19                                              4.25           2,020,000         2,402,917
 11-01-26                                              7.25           3,186,283         4,913,994
 11-01-27                                              6.50           1,325,000         1,898,648
Telecom Italia Capital
 11-15-13                                              5.25           5,960,000         4,523,855
                                                                                    -------------
Total                                                                                  22,234,297
---------------------------------------------------------------------------------------------------

JAPAN (12.6%)
Development Bank of Japan
 (Japanese Yen)
 06-20-12                                              1.40         662,000,000         6,807,571
Govt of Japan CPI Linked
 (Japanese Yen)
 12-10-17                                              1.20         673,498,000(l)      5,773,589
 03-10-18                                              1.40         681,736,000(l)      5,952,062


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  RIVERSOURCE GLOBAL BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


BONDS (CONTINUED)
                                                    COUPON         PRINCIPAL
ISSUER                                               RATE            AMOUNT                VALUE(a)
JAPAN (CONT.)
Govt of Japan
 (Japanese Yen)
 09-20-10                                              0.80%        572,000,000        $5,838,521
 06-20-12                                              1.40         720,000,000         7,484,491
 12-20-12                                              1.00       1,308,000,000        13,390,018
 12-20-14                                              1.30         336,000,000         3,469,835
 09-20-17                                              1.70         950,000,000         9,945,277
 12-20-22                                              1.40         580,000,000         5,524,707
 12-20-26                                              2.10       1,246,000,000        12,637,938
 12-20-34                                              2.40         325,000,000         3,386,858
                                                                                    -------------
Total                                                                                  80,210,867
---------------------------------------------------------------------------------------------------

JERSEY (0.4%)
ASIF III Jersey
 (European Monetary Unit)
 Sr Secured
 11-25-08                                              5.11           1,100,000(i)      1,273,280
ASIF III Jersey
 (Japanese Yen) Sr Secured
 07-15-09                                              0.95         130,000,000         1,191,858
                                                                                    -------------
Total                                                                                   2,465,138
---------------------------------------------------------------------------------------------------

LUXEMBOURG (0.3%)
Gaz Capital
 Secured
 08-16-37                                              7.29             230,000(d)        121,900
Tyco Electronics Group
 01-15-14                                              5.95           2,005,000         1,825,512
                                                                                    -------------
Total                                                                                   1,947,412
---------------------------------------------------------------------------------------------------

MALAYSIA (0.2%)
Petronas Capital
 05-22-12                                              7.00           1,500,000(d)      1,464,786
---------------------------------------------------------------------------------------------------

MEXICO (1.4%)
Mexican Fixed Rate Bonds
 (Mexican Peso)
 12-20-12                                              9.00          41,460,000         3,291,701
 12-17-15                                              8.00          57,370,000         4,284,649
Pemex Project Funding Master Trust
 03-01-18                                              5.75             917,000(d)        715,260
United Mexican States
 Sr Unsecured
 09-27-34                                              6.75             270,000           224,100
Vitro
 02-01-17                                              9.13             550,000           171,875
                                                                                    -------------
Total                                                                                   8,687,585
---------------------------------------------------------------------------------------------------

NETHERLANDS (4.9%)
Allianz Finance II
 (European Monetary Unit)
 11-23-16                                              4.00             400,000           435,216
BMW Finance
 (European Monetary Unit)
 01-22-14                                              4.25           1,175,000         1,231,790
Deutsche Telekom Intl Finance
 (European Monetary Unit)
 01-19-15                                              4.00           1,835,000         2,062,683
E.ON Intl Finance
 (European Monetary Unit)
 10-02-17                                              5.50             535,000           626,519
Govt of Netherlands
 (European Monetary Unit)
 07-15-12                                              5.00           5,675,000         7,597,102
 07-15-13                                              4.25           8,520,000        11,164,815
 07-15-16                                              4.00           3,050,000         3,847,532
ING Groep
 (European Monetary Unit)
 Sr Unsecured
 05-31-17                                              4.75           1,205,000         1,302,830
Rabobank Nederland
 (European Monetary Unit)
 Sr Unsub
 04-04-12                                              4.13           1,000,000         1,267,449
Telefonica Europe
 09-15-10                                              7.75           2,010,000         1,945,861
                                                                                    -------------
Total                                                                                  31,481,797
---------------------------------------------------------------------------------------------------

NEW ZEALAND (0.7%)
Govt of New Zealand
 (New Zealand Dollar)
 04-15-13                                              6.50           7,070,000         4,214,946
---------------------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                          RIVERSOURCE GLOBAL BOND FUND -- 2008 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                                    COUPON         PRINCIPAL
ISSUER                                               RATE            AMOUNT                VALUE(a)

NORWAY (0.9%)
Govt of Norway
 (Norwegian Krone)
 05-16-11                                              6.00%         36,500,000        $5,701,429
---------------------------------------------------------------------------------------------------

PHILIPPINE ISLANDS (0.1%)
Republic of Philippines
 01-15-16                                              8.00             100,000            93,000
 01-15-19                                              9.88             150,000           161,250
 01-14-31                                              7.75             440,000           404,800
                                                                                    -------------
Total                                                                                     659,050
---------------------------------------------------------------------------------------------------

POLAND (1.6%)
Govt of Poland
 (Polish Zloty)
 03-24-10                                              5.75          27,730,000         9,910,266
---------------------------------------------------------------------------------------------------

RUSSIA (--%)
Russian Federation
 03-31-30                                              7.50             142,100(d)        120,785
---------------------------------------------------------------------------------------------------

SOUTH AFRICA (0.2%)
Republic of South Africa
 (South African Rand)
 08-31-10                                             13.00          14,107,500         1,523,458
---------------------------------------------------------------------------------------------------

SOUTH KOREA (0.3%)
Korea Development Bank
 (Japanese Yen)
 06-28-10                                              0.87         200,000,000         1,948,216
---------------------------------------------------------------------------------------------------

SPAIN (2.2%)
AyT Cedulas Cajas Global
 (European Monetary Unit)
 06-14-18                                              4.25           1,500,000         1,634,159
Caja de Ahorros y Monte
 de Piedad de Madrid
 (European Monetary Unit)
 03-25-11                                              3.50           2,900,000         3,636,182
Govt of Spain
 (European Monetary Unit)
 07-30-17                                              5.50           3,550,000         4,824,967
Instituto de Credito Oficial
 (European Monetary Unit)
 06-30-09                                              3.50           1,400,000         1,769,461
Santander Intl Debt
 (European Monetary Unit)
 Bank Guaranteed
 04-11-11                                              5.13           1,200,000         1,507,128
Telefonica Emisiones SAU
 (European Monetary Unit)
 02-02-16                                              4.38             550,000           566,602
                                                                                    -------------
Total                                                                                  13,938,499
---------------------------------------------------------------------------------------------------

SUPRA-NATIONAL (0.7%)
European Investment Bank
 (British Pound)
 Sr Unsecured
 12-07-08                                              6.25             385,000           620,881
 12-07-11                                              5.50           2,480,000         4,111,772
                                                                                    -------------
Total                                                                                   4,732,653
---------------------------------------------------------------------------------------------------

SWEDEN (0.7%)
Govt of Sweden
 (Swedish Krona)
 01-28-09                                              5.00          14,050,000         1,817,923
 03-15-11                                              5.25          21,660,000         2,949,758
                                                                                    -------------
Total                                                                                   4,767,681
---------------------------------------------------------------------------------------------------

SWITZERLAND (0.1%)
UBS
 (European Monetary Unit)
 Sr Unsub
 06-07-17                                              4.75             340,000           364,768
---------------------------------------------------------------------------------------------------

TUNISIA (0.3%)
Banque Centrale de Tunisie
 (Japanese Yen)
 08-02-10                                              3.30         190,000,000         1,981,996
---------------------------------------------------------------------------------------------------

TURKEY (0.1%)
Republic of Turkey
 04-03-18                                              6.75             354,000           261,960
 03-17-36                                              6.88             540,000           367,200
                                                                                    -------------
Total                                                                                     629,160
---------------------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  RIVERSOURCE GLOBAL BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


BONDS (CONTINUED)
                                                    COUPON         PRINCIPAL
ISSUER                                               RATE            AMOUNT                VALUE(a)

UKRAINE (--%)
Govt of Ukraine
 Sr Unsecured
 11-14-17                                              6.75%            480,000(d)       $195,953
---------------------------------------------------------------------------------------------------

UNITED KINGDOM (6.1%)
Abbey Natl Treasury Services
 (European Monetary Unit)
 Bank Guaranteed
 05-27-09                                              5.09             850,000(i)      1,078,531
Bank of Scotland
 (European Monetary Unit)
 02-12-09                                              3.50           1,900,000         2,398,404
British Sky Broadcasting Group
 02-15-18                                              6.10           2,800,000(d)      2,360,968
BT Group
 Sr Unsecured
 12-15-10                                              8.63             550,000           543,417
SABMiller
 01-15-14                                              5.70           1,275,000(d)      1,176,484
United Kingdom Treasury
 (British Pound)
 03-07-12                                              5.00           6,950,000        11,666,971
 09-07-14                                              5.00           7,805,000        13,161,415
 09-07-15                                              4.75           1,370,000         2,265,605
 03-07-18                                              5.00           2,645,000         4,407,220
                                                                                    -------------
Total                                                                                  39,059,015
---------------------------------------------------------------------------------------------------

UNITED STATES (34.1%)
Airgas
 10-01-18                                              7.13             620,000(d)        502,200
Allied Waste North America
 Series B
 04-15-14                                              7.38             275,000           244,750
Allied Waste North America
 Sr Secured
 02-15-14                                              6.13             205,000           178,350
 06-01-17                                              6.88             345,000           300,150
AmeriCredit Automobile Receivables Trust
 Series 2007-DF Cl A3A (FSA)
 07-06-12                                              5.49           1,025,000(k)        971,988
Anadarko Petroleum
 Sr Unsecured
 09-15-16                                              5.95             970,000           809,079
AT&T
 Sr Unsecured
 01-15-38                                              6.30           3,655,000         2,817,949
Banc of America Commercial Mtge
 Series 2007-1 Cl A3
 01-15-49                                              5.45           2,075,000(f)      1,642,504
Bear Stearns Commercial Mtge Securities
 Series 2003-T10 Cl A1
 03-13-40                                              4.00             319,615(f)        301,836
Bear Stearns Commercial Mtge Securities
 Series 2007-T26 Cl A4
 01-12-45                                              5.47           1,050,000(f)        804,358
Brandywine Operating Partnership LP
 05-01-17                                              5.70             315,000           183,403
California State Teachers'
Retirement System Trust
 Series 2002-C6 Cl A3
 11-20-14                                              4.46           1,760,986(d,f)    1,779,965
CenterPoint Energy Resources
 Sr Unsecured
 02-15-11                                              7.75           1,230,000         1,156,434
Citigroup Commercial Mtge Trust
 Series 2006-C5 Cl A4
 10-15-49                                              5.43           1,700,000(f)      1,294,437
Citigroup Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2005-7 Cl 2A3A
 09-25-35                                              5.16           3,833,361(f,j)    2,902,116
Citigroup
 (European Monetary Unit) Sr Unsecured
 05-21-10                                              3.88             590,000           709,276
Clorox
 Sr Unsecured
 10-15-12                                              5.45           1,180,000         1,099,770
 03-01-13                                              5.00             980,000           890,169
Colorado Interstate Gas
 Sr Unsecured
 11-15-15                                              6.80           1,570,000         1,328,804
Comcast
 03-15-11                                              5.50           1,945,000         1,866,042
 03-15-37                                              6.45           2,460,000         1,889,205
 05-15-38                                              6.40             695,000           525,110


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                          RIVERSOURCE GLOBAL BOND FUND -- 2008 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                                    COUPON         PRINCIPAL
ISSUER                                               RATE            AMOUNT                VALUE(a)
UNITED STATES (CONT.)
Commercial Mtge Pass-Through Ctfs
 Series 2006-CN2A Cl BFL
 02-05-19                                              4.36%           $400,000(d,f,i)   $360,155
Communications & Power Inds
 02-01-12                                              8.00              15,000            12,600
Cott Beverages USA
 12-15-11                                              8.00             280,000           182,000
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-6CB Cl 1A1
 04-25-35                                              7.50             756,457(f)        697,129
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-22R Cl 1A2
 05-25-36                                              6.00           1,362,030(f)      1,235,574
Coventry Health Care
 Sr Unsecured
 08-15-14                                              6.30             460,000           323,602
CPS Auto Trust
 Series 2007-A Cl A3 (MBIA)
 09-15-11                                              5.04             849,999(d,k)      797,436
Credit Suisse Mtge Capital Ctfs
 Series 2007-C3 Cl A4
 06-15-39                                              5.72             950,000(f)        715,932
Credit Suisse New York
 Sub Nts
 02-15-18                                              6.00             590,000           452,945
Crown Americas LLC/Capital
 11-15-15                                              7.75             160,000           139,600
CS First Boston Mtge Securities
 Series 2003-CPN1 Cl A2
 03-15-35                                              4.60             600,000(f)        520,493
CS First Boston Mtge Securities
 Series 2004-C2 Cl A1
 05-15-36                                              3.82             962,298(f)        886,850
CSC Holdings
 Sr Unsecured Series B
 07-15-09                                              8.13             926,000           886,645
CSX
 Sr Unsecured
 03-15-13                                              5.75           2,295,000         2,067,136
 04-01-15                                              6.25           1,000,000           855,018
Detroit Edison
 10-01-13                                              6.40           1,220,000         1,211,426
DIRECTV Holdings LLC/Financing
 05-15-16                                              7.63             765,000(d)        640,688
Dr Pepper Snapple Group
 Sr Nts
 05-01-18                                              6.82             590,000(d)        516,561
Duke Energy Carolinas LLC
 1st Refunding Mtge
 10-01-15                                              5.30             725,000           666,442
Duke Energy Indiana
 1st Mtge
 08-15-38                                              6.35             940,000           795,592
Dunkin Securitization
 Series 2006-1 Cl A2 (AMBAC)
 06-20-31                                              5.78           1,600,000(d,k)    1,344,673
EchoStar DBS
 10-01-13                                              7.00              40,000            33,200
 10-01-14                                              6.63             740,000           593,850
 02-01-16                                              7.13             255,000           204,638
Edison Mission Energy
 Sr Unsecured
 06-15-13                                              7.50             175,000           147,438
Erac USA Finance
 10-15-17                                              6.38           2,395,000(d)      1,671,234
ERP Operating LP
 Sr Unsecured
 06-15-17                                              5.75             485,000           330,559
Exelon
 Sr Unsecured
 06-15-10                                              4.45           1,000,000           947,200
Federal Home Loan Mtge Corp #A11799
 08-01-33                                              6.50             197,473(f)        201,126
Federal Home Loan Mtge Corp #A15881
 11-01-33                                              5.00           1,113,425(f)      1,055,602
Federal Home Loan Mtge Corp #E91486
 09-01-17                                              6.50             175,921(f)        180,424
Federal Home Loan Mtge Corp #E99684
 10-01-18                                              5.00             514,836(f)        507,545
Federal Home Loan Mtge Corp #G01535
 04-01-33                                              6.00           1,311,193(f)      1,319,403


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
22  RIVERSOURCE GLOBAL BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


BONDS (CONTINUED)
                                                    COUPON         PRINCIPAL
ISSUER                                               RATE            AMOUNT                VALUE(a)
UNITED STATES (CONT.)
Federal Natl Mtge Assn
 10-15-14                                              4.63%         $4,630,000        $4,665,582
 11-15-30                                              6.63           2,950,000         3,334,013
Federal Natl Mtge Assn #254686
 04-01-18                                              5.50           1,201,674(f)      1,204,963
Federal Natl Mtge Assn #254722
 05-01-18                                              5.50             626,088(f)        627,802
Federal Natl Mtge Assn #357850
 07-01-35                                              5.50           2,934,184(f,q)    2,869,846
Federal Natl Mtge Assn #360800
 01-01-09                                              5.74           1,105,636(f)      1,105,721
Federal Natl Mtge Assn #545874
 08-01-32                                              6.50             204,385(f)        209,948
Federal Natl Mtge Assn #555528
 04-01-33                                              6.00             936,609(f)        939,780
Federal Natl Mtge Assn #555734
 07-01-23                                              5.00             804,146(f)        772,895
Federal Natl Mtge Assn #555740
 08-01-18                                              4.50           1,113,683(f)      1,071,528
Federal Natl Mtge Assn #555851
 01-01-33                                              6.50           1,074,161(f)      1,097,725
Federal Natl Mtge Assn #575487
 04-01-17                                              6.50             500,357(f)        522,394
Federal Natl Mtge Assn #621581
 12-01-31                                              6.50             247,988(f)        254,014
Federal Natl Mtge Assn #633966
 03-01-17                                              6.00             113,024(f)        114,323
Federal Natl Mtge Assn #634749
 03-01-17                                              5.50             549,422(f)        552,890
Federal Natl Mtge Assn #640996
 05-01-32                                              7.50             434,338(f)        459,958
Federal Natl Mtge Assn #643381
 06-01-17                                              6.00             277,896(f)        281,088
Federal Natl Mtge Assn #645053
 05-01-32                                              7.00             716,563(f)        741,773
Federal Natl Mtge Assn #646147
 06-01-32                                              7.00             326,565(f)        340,126
Federal Natl Mtge Assn #652284
 08-01-32                                              6.50             317,233(f)        323,697
Federal Natl Mtge Assn #653145
 07-01-17                                              6.00             188,436(f)        191,277
Federal Natl Mtge Assn #653730
 09-01-32                                              6.50             163,319(f)        167,584
Federal Natl Mtge Assn #655589
 08-01-32                                              6.50           1,270,997(f)      1,305,709
Federal Natl Mtge Assn #666424
 08-01-32                                              6.50             233,771(f)        238,534
Federal Natl Mtge Assn #670461
 11-01-32                                              7.50             167,138(f)        176,997
Federal Natl Mtge Assn #677333
 01-01-33                                              6.00           3,632,866(f)      3,645,165
Federal Natl Mtge Assn #688034
 03-01-33                                              5.50             438,665(f)        430,433
Federal Natl Mtge Assn #688691
 03-01-33                                              5.50             707,879(f)        693,242
Federal Natl Mtge Assn #711503
 06-01-33                                              5.50             898,965(f)        883,737
Federal Natl Mtge Assn #725594
 07-01-34                                              5.50           3,927,577(f,q)    3,843,911
Federal Natl Mtge Assn #735029
 09-01-13                                              5.32             625,000(f)        624,681
Federal Natl Mtge Assn #741850
 09-01-33                                              5.50           1,660,852(f)      1,626,510
Federal Natl Mtge Assn #753507
 12-01-18                                              5.00           1,955,206(f)      1,929,132
Federal Natl Mtge Assn #755498
 11-01-18                                              5.50             917,286(f)        920,652
Federal Natl Mtge Assn #756236
 01-01-34                                              6.00           3,457,212(f,q)    3,477,063
Federal Natl Mtge Assn #756788
 11-01-33                                              6.50             216,449(f)        220,700
Federal Natl Mtge Assn #759336
 01-01-34                                              6.00           3,416,984(f)      3,436,631
Federal Natl Mtge Assn #765946
 02-01-34                                              5.50           3,483,269(f)      3,411,245
Federal Natl Mtge Assn #845229
 11-01-35                                              5.50           1,556,934(f)      1,522,795
Federal Natl Mtge Assn #869867
 04-01-21                                              5.50           1,405,623(f)      1,402,882
Federal Natl Mtge Assn #886292
 07-01-36                                              7.00           3,206,677(f)      3,314,413
Federal Natl Mtge Assn #897248
 11-01-36                                              6.00           4,045,921(f)      4,046,343


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                          RIVERSOURCE GLOBAL BOND FUND -- 2008 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                                    COUPON         PRINCIPAL
ISSUER                                               RATE            AMOUNT                VALUE(a)
UNITED STATES (CONT.)
Federal Natl Mtge Assn #928019
 01-01-37                                              5.50%         $2,069,358(f)     $2,023,013
FedEx
 04-01-09                                              3.50             720,000           708,343
Frontier Communications
 Sr Unsecured
 01-15-13                                              6.25             405,000           335,138
General Electric Capital Assurance
 Series 2003-1 Cl A4
 05-12-35                                              5.25             450,000(d,f)      403,354
General Electric Capital
 (British Pound) Sr Unsecured
 12-15-08                                              4.50             380,000           609,044
General Electric Capital
 (New Zealand Dollar) Sr Unsecured
 02-04-10                                              6.63           3,450,000         1,858,115
Genworth Financial Assurance Holdings
 (Japanese Yen) Sr Unsecured
 06-20-11                                              1.60         198,000,000         1,218,725
Govt Natl Mtge Assn #604708
 10-15-33                                              5.50             887,155(f)        872,254
Govt Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2002-80 Cl CI
 01-20-32                                             82.03             466,524(f,m)       24,337
Greenwich Capital Commercial Funding
 Series 2004-GG1 Cl A5
 06-10-36                                              4.88             500,000(f)        467,476
GS Mtge Securities II
 Series 2007-EOP Cl J
 03-06-20                                              4.89           1,250,000(d,f,i)    971,050
GS Mtge Securities II
 Series 2007-GG10 Cl F
 08-10-45                                              5.80             775,000(f)        289,898
GSR Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2004-10F Cl 6A1
 09-25-34                                              5.00           4,157,788(f)      3,523,726
Halliburton
 Sr Unsecured
 09-15-38                                              6.70             630,000           533,211
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2004-1 Cl A4
 04-19-34                                              4.79           2,248,243(f,j)    1,872,045
HJ Heinz
 Sr Unsecured
 12-01-08                                              6.43             605,000(d)        605,467
Indiana Michigan Power
 Sr Unsecured
 03-15-37                                              6.05             850,000           581,119
INVISTA
 Sr Unsecured
 05-01-12                                              9.25             950,000(d)        802,750
JPMorgan Chase Commercial Mtge Securities
 Series 2003-LN1 Cl A1
 10-15-37                                              4.13             225,005(f)        203,431
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A1
 03-12-39                                              3.97             155,697(f)        141,302
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A2
 03-12-39                                              4.77           1,200,000(f)      1,042,409
JPMorgan Chase Commercial Mtge Securities
 Series 2005-LDP4 Cl AM
 10-15-42                                              5.00           2,425,000(f)      1,731,207
JPMorgan Chase Commercial Mtge Securities
 Series 2006-LDP6 Cl A4
 04-15-43                                              5.48             825,000(f)        637,956
JPMorgan Chase Commercial Mtge Securities
 Series 2007-CB20 Cl A4
 02-12-51                                              5.79           3,037,000(f)      2,255,848
JPMorgan Chase Commercial Mtge Securities
 Series 2007-CB20 Cl E
 02-12-51                                              6.20             675,000(d,f)      263,295
Kohl's
 Sr Unsecured
 12-15-17                                              6.25             775,000           610,391
Kraft Foods
 Sr Unsecured
 01-26-39                                              6.88           1,440,000         1,127,136


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
24  RIVERSOURCE GLOBAL BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


BONDS (CONTINUED)
                                                    COUPON         PRINCIPAL
ISSUER                                               RATE            AMOUNT                VALUE(a)
UNITED STATES (CONT.)
Lamar Media
 Sr Unsecured
 08-15-15                                              6.63%           $145,000          $106,575
LB-UBS Commercial Mtge Trust
 Series 2004-C2 Cl A3
 03-15-29                                              3.97             750,000(f)        676,729
LB-UBS Commercial Mtge Trust
 Series 2006-C4 Cl AAB
 06-15-32                                              5.86             750,000(f)        621,787
LB-UBS Commercial Mtge Trust
 Series 2006-C6 Cl A4
 09-15-39                                              5.37             800,000(f)        613,566
LB-UBS Commercial Mtge Trust
 Series 2007-C1 Cl A4
 02-15-40                                              5.42             850,000(f)        635,357
LB-UBS Commercial Mtge Trust
 Series 2007-C7 Cl A3
 09-15-45                                              5.87           1,650,000(f)      1,251,070
LB-UBS Commercial Mtge Trust
 Series 2008-C1 Cl A2
 04-15-41                                              6.15           1,000,000(f)        733,203
Lehman Brothers Holdings
 Sr Unsecured
 05-02-18                                              6.88           1,320,000(b,s)      171,600
Liberty Media LLC
 Sr Unsecured
 05-15-13                                              5.70             170,000           118,223
Macys Retail Holdings
 07-15-09                                              4.80             725,000           685,926
Manufacturers & Traders Trust
 Sub Nts
 12-01-21                                              5.63           1,500,000         1,068,481
Marathon Oil
 Sr Unsecured
 03-15-18                                              5.90           1,870,000         1,451,697
Merrill Lynch & Co
 04-25-18                                              6.88             660,000           588,461
Metropolitan Life Global Funding I
 Sr Secured
 04-10-13                                              5.13             765,000(d)        703,698
Moog
 Sr Sub Nts
 06-15-18                                              7.25             210,000(d)        168,000
Morgan Guaranty Trust
 (European Monetary Unit) Sr Unsecured
 03-12-09                                              4.38           1,580,000         2,009,862
Morgan Stanley Capital I
 Series 2003-T11 Cl A2
 06-13-41                                              4.34             306,457(f)        297,913
Morgan Stanley Capital I
 Series 2004-HQ4 Cl A5
 04-14-40                                              4.59             750,000(f)        680,039
Morgan Stanley Capital I
 Series 2006-T23 Cl AAB
 08-12-41                                              5.80             575,000(f)        480,857
NALCO
 11-15-11                                              7.75             255,000           232,050
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-3 Cl AIO
 01-25-12                                              5.88           2,400,000(m)        459,374
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2007-2 Cl AIO
 07-25-12                                             50.00           1,050,000(m)         90,510
Neiman Marcus Group
 Pay-in-kind
 10-15-15                                              9.00              75,000(h)         51,375
NewPage
 Sr Secured
 05-01-12                                             10.00             380,000           258,400
News America
 12-15-35                                              6.40             535,000           404,960
 11-15-37                                              6.65             895,000           708,892
Nextel Communications
 Series D
 08-01-15                                              7.38           1,135,000           624,250
Nextel Communications
 Series E
 10-31-13                                              6.88              70,000            39,900


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                          RIVERSOURCE GLOBAL BOND FUND -- 2008 ANNUAL REPORT  25

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                                    COUPON         PRINCIPAL
ISSUER                                               RATE            AMOUNT                VALUE(a)
UNITED STATES (CONT.)
Norfolk Southern
 Sr Unsecured
 04-01-18                                              5.75%           $180,000          $154,938
Northwest Pipeline
 Sr Unsecured
 04-15-17                                              5.95           1,070,000           873,244
NRG Energy
 02-01-16                                              7.38             875,000           754,688
Omnicare
 12-15-13                                              6.75             455,000           377,650
 12-15-15                                              6.88              60,000            46,200
Owens-Brockway Glass Container
 05-15-13                                              8.25             965,000           902,275
Pacific Gas & Electric
 Sr Unsecured
 10-15-18                                              8.25             855,000           871,301
PacifiCorp
 1st Mtge
 09-15-13                                              5.45             505,000           479,770
 07-15-38                                              6.35           1,350,000         1,122,446
PPL Electric Utilities
 1st Mtge
 11-30-13                                              7.13           1,650,000         1,681,374
Pricoa Global Funding I
 Sr Secured
 10-18-12                                              5.40           1,310,000(d)      1,165,042
Principal Life Income Funding Trusts
 Sr Secured
 12-14-12                                              5.30           1,370,000         1,315,995
Quicksilver Resources
 08-01-15                                              8.25             870,000           600,300
Qwest
 Sr Unsecured
 10-01-14                                              7.50             175,000           134,750
Renaissance Home Equity Loan Trust
 Series 2005-4 Cl A3
 02-25-36                                              5.57             605,430           587,671
RR Donnelley & Sons
 Sr Unsecured
 01-15-17                                              6.13           2,940,000         2,080,481
SandRidge Energy
 Sr Unsecured
 06-01-18                                              8.00             370,000(d)        251,600
Sierra Pacific Power
 Series M
 05-15-16                                              6.00           2,935,000         2,463,263
Smurfit-Stone Container Enterprises
 Sr Unsecured
 03-15-17                                              8.00             120,000            58,800
Southern California Edison
 1st Mtge
 03-15-14                                              5.75             415,000           408,977
Southern Natural Gas
 Sr Unsecured
 04-01-17                                              5.90           2,290,000(d)      1,766,130
Structured Asset Securities
 Collateralized Mtge Obligation
 Series 2003-33H Cl 1A1
 10-25-33                                              5.50           2,807,525(f)      2,326,956
Transcontinental Gas Pipe Line
 Sr Unsecured
 04-15-16                                              6.40           3,590,000         3,094,149
U.S. Treasury
 09-30-13                                              3.13           5,650,000         5,741,813
 08-15-18                                              4.00           5,610,000         5,617,450
 02-15-38                                              4.38               5,000             5,015
U.S. Treasury Inflation-Indexed Bond
 01-15-14                                              2.00          10,500,702(l)      9,617,594
 01-15-15                                              1.63           3,442,560(l)      3,012,946
UnitedHealth Group
 Sr Unsecured
 11-15-37                                              6.63             267,000           184,377
 02-15-38                                              6.88             790,000           558,412
Verizon Communications
 04-15-38                                              6.90             920,000           773,065
Verizon New York
 Sr Unsecured Series A
 04-01-12                                              6.88           2,380,000         2,249,520
Verizon Pennsylvania
 Sr Unsecured Series A
 11-15-11                                              5.65             970,000           912,907


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
26  RIVERSOURCE GLOBAL BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


BONDS (CONTINUED)
                                                    COUPON         PRINCIPAL
ISSUER                                               RATE            AMOUNT                VALUE(a)
UNITED STATES (CONT.)
Wachovia Bank Commercial Mtge Trust
 Series 2003-C8 Cl A2
 11-15-35                                              3.89%           $833,634(f)       $831,147
Wachovia Bank Commercial Mtge Trust
 Series 2005-C20 Cl A5
 07-15-42                                              5.09             800,000(f)        719,537
Wachovia Bank Commercial Mtge Trust
 Series 2006-C24 Cl APB
 03-15-45                                              5.58             500,000(f)        426,658
Wachovia Bank Commercial Mtge Trust
 Series 2006-C27 Cl APB
 07-15-45                                              5.73             900,000(f)        762,517
Wachovia Bank Commercial Mtge Trust
 Series 2006-C29 Cl AM
 11-15-48                                              5.34           3,860,000(f)      2,446,729
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-14 Cl 2A1
 12-25-35                                              5.50           4,319,399(f)      3,666,427
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2007-15 Cl A1
 11-25-37                                              6.00           3,616,839(f)      2,930,063
Windstream
 08-01-16                                              8.63             365,000           275,575
 03-15-19                                              7.00              40,000            24,400
Wisconsin Electric Power
 Sr Unsecured
 04-01-14                                              6.00             470,000           472,807
Wynn Las Vegas LLC/Capital
 1st Mtge
 12-01-14                                              6.63             185,000           136,438
XTO Energy
 Sr Unsecured
 02-01-14                                              4.90           2,225,000         1,868,998
 01-31-15                                              5.00             720,000           588,217
 06-30-15                                              5.30           1,880,000         1,538,592
                                                                                    -------------
Total                                                                                 216,222,312
---------------------------------------------------------------------------------------------------

URUGUAY (0.1%)
Republic of Uruguay
 Pay-in-kind
 01-15-33                                              7.88             102,000(h)         63,240
Republica Orient Uruguay
 Sr Unsecured
 03-21-36                                              7.63             825,000           495,000
                                                                                    -------------
Total                                                                                     558,240
---------------------------------------------------------------------------------------------------

VENEZUELA (0.1%)
Petroleos de Venezuela
 04-12-17                                              5.25             770,000           292,600
Republic of Venezuela
 02-26-16                                              5.75             290,000           133,400
 05-07-23                                              9.00             596,000           284,590
Republic of Venezuela
 Sr Unsecured
 10-08-14                                              8.50             160,000            89,600
                                                                                    -------------
Total                                                                                     800,190
---------------------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $679,903,490)                                                                 $617,388,590
---------------------------------------------------------------------------------------------------



MUNICIPAL BONDS (0.1%)
NAME OF
ISSUER AND
TITLE OF                                            COUPON         PRINCIPAL
ISSUE                                                RATE            AMOUNT                VALUE(a)
UNITED STATES
Tobacco Settlement Financing Corporation
 Revenue Bonds
 Series 2007A-1
 06-01-46                                              6.71%         $1,130,000          $863,614
---------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(Cost: $1,129,887)                                                                       $863,614
---------------------------------------------------------------------------------------------------





                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                          RIVERSOURCE GLOBAL BOND FUND -- 2008 ANNUAL REPORT  27

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

SENIOR LOANS (0.6%)(n)
                                                    COUPON         PRINCIPAL
BORROWER                                             RATE            AMOUNT                VALUE(a)
NETHERLANDS (0.1%)
Nielsen Finance
 Term Loan
 TBD                                                    TBD            $135,000(c,g,p)    $96,187
 08-09-13                                              4.80%            723,880(c)        515,764
                                                                                    -------------
Total                                                                                     611,951
---------------------------------------------------------------------------------------------------

UNITED STATES (0.5%)
Alltel Communications
 Tranche B2 Term Loan
 TBD                                                    TBD             340,000(g,p)      322,789
Charter Communications
 Term Loan
 09-06-14                                              4.80           1,230,405           908,790
Community Health Systems
 Delayed Draw Term Loan
 TBD                                                    TBD              21,702(g,o,p)     17,524
Community Health Systems
 Term Loan
 07-25-14                                         5.06-5.97             424,328           342,645
HCA
 Tranche B Term Loan
 11-17-13                                              6.01             651,053           537,001
Idearc
 Tranche B Term Loan
 11-17-14                                         5.12-5.77             404,809           167,996
Manitowoc
 Tranche B Term Loan
 TBD                                                    TBD             370,000(g,p)      289,525
West Corp
 Tranche B2 Term Loan
 TBD                                                    TBD             485,000(g,p)      308,581
 10-24-13                                         5.38-5.65             235,809           150,034
                                                                                    -------------
Total                                                                                   3,044,885
---------------------------------------------------------------------------------------------------
TOTAL SENIOR LOANS
(Cost: $4,671,929)                                                                     $3,656,836
---------------------------------------------------------------------------------------------------






MONEY MARKET FUND (1.1%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 1.60%              6,923,103(r)          $6,923,103
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $6,923,103)                                                         $6,923,103
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $692,628,409)(t)                                                  $628,832,143
=====================================================================================



INVESTMENTS IN DERIVATIVES

FUTURES CONTRACTS OUTSTANDING AT OCT. 31, 2008


                              NUMBER OF                                  UNREALIZED
                              CONTRACTS      NOTIONAL     EXPIRATION    APPRECIATION/
CONTRACT DESCRIPTION        LONG/(SHORT)   MARKET VALUE      DATE      (DEPRECIATION)
-------------------------------------------------------------------------------------
Euro-Bobl, 5-year                 10         $1,429,795    Dec. 2008       $41,565
Euro-Bund, 10-year                85         12,555,041    Dec. 2008       128,353
Japanese Govt Bond, 10-
  year                            10         14,010,610    Dec. 2008       (14,523)
United Kingdom Long GILT,
  10-year                         19          3,402,668    Dec. 2008       (18,310)
U.S. Long Bond, 20-year           12          1,357,500    Dec. 2008       (44,424)
U.S. Treasury Note, 5-
  year                           (88)        (9,966,687)   Jan. 2009       (14,758)
U.S. Treasury Note, 10-
  year                          (158)       (17,866,345)   Dec. 2008       400,316
-------------------------------------------------------------------------------------
Total                                                                     $478,219
-------------------------------------------------------------------------------------





See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
28  RIVERSOURCE GLOBAL BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT OCT. 31, 2008



                        CURRENCY TO BE         CURRENCY TO BE      UNREALIZED     UNREALIZED
EXCHANGE DATE              DELIVERED              RECEIVED        APPRECIATION   DEPRECIATION
---------------------------------------------------------------------------------------------
Nov. 4, 2008                     1,883,807            1,282,873        $31,648           $--
                         Australian Dollar          U.S. Dollar
---------------------------------------------------------------------------------------------
Nov. 4, 2008                     3,389,935            5,580,172        125,090            --
                             British Pound          U.S. Dollar
---------------------------------------------------------------------------------------------

Nov. 4, 2008                     1,881,367            1,543,749             --       (17,616)
                           Canadian Dollar          U.S. Dollar
---------------------------------------------------------------------------------------------

Nov. 4, 2008                     7,856,693              414,383             --        (3,927)
                              Czech Koruna          U.S. Dollar
---------------------------------------------------------------------------------------------

Nov. 4, 2008                     2,021,513              350,835          4,828            --
                              Danish Krone          U.S. Dollar
---------------------------------------------------------------------------------------------

Nov. 4, 2008                    17,644,146           22,798,001        317,602            --
                    European Monetary Unit          U.S. Dollar
---------------------------------------------------------------------------------------------

Nov. 4, 2008                 1,020,937,781           10,361,695             --        (4,998)
                              Japanese Yen          U.S. Dollar
---------------------------------------------------------------------------------------------

Nov. 4, 2008                     1,442,306              852,403         12,981            --
                        New Zealand Dollar          U.S. Dollar
---------------------------------------------------------------------------------------------

Nov. 4, 2008                     5,166,115              780,026         12,573            --
                           Norwegian Krone          U.S. Dollar
---------------------------------------------------------------------------------------------

Nov. 4, 2008                     3,763,085            1,349,260             --       (14,449)
                              Polish Zloty          U.S. Dollar
---------------------------------------------------------------------------------------------

Nov. 4, 2008                     5,104,645              671,266         13,082            --
                             Swedish Krona          U.S. Dollar
---------------------------------------------------------------------------------------------

Nov. 7, 2008                     2,566,210            1,450,000             --      (233,291)
                               U.S. Dollar        British Pound
---------------------------------------------------------------------------------------------

Nov. 20, 2008                   30,844,794        3,140,000,000      1,053,301            --
                               U.S. Dollar         Japanese Yen
---------------------------------------------------------------------------------------------

Nov. 24, 2008                    3,467,000            4,534,836        121,692            --
                    European Monetary Unit          U.S. Dollar
---------------------------------------------------------------------------------------------

Nov. 25, 2008                    2,366,624            3,500,000             --        (4,982)
                               U.S. Dollar     Singapore Dollar
---------------------------------------------------------------------------------------------

Dec. 4, 2008                       672,830            1,220,000         34,892            --
                               U.S. Dollar   New Zealand Dollar
---------------------------------------------------------------------------------------------

Dec. 8, 2008                    62,165,000            3,273,565             --       (23,607)
                              Czech Koruna          U.S. Dollar
---------------------------------------------------------------------------------------------

Dec. 9, 2008                    20,230,000            7,174,013             --      (104,536)
                              Polish Zloty          U.S. Dollar
---------------------------------------------------------------------------------------------
Total                                                               $1,727,689     $(407,406)
---------------------------------------------------------------------------------------------




                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                          RIVERSOURCE GLOBAL BOND FUND -- 2008 ANNUAL REPORT  29

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Oct. 31, 2008, the value of these securities amounted to $27,539,667 or 4.3% of net assets.

(e) This is a variable rate security that entitles holders to receive only interest payments. Interest is paid annually. The interest payment is based on the Gross Domestic Product (GDP) level of the previous year for the respective country. To the extent that the previous year's GDP exceeds the 'base case GDP', an interest payment is made equal to 0.012225 of the difference.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) At Oct. 31, 2008, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $1,142,127. See Note 1 to the financial statements.

(h) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(i) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Oct. 31, 2008.

(j) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Oct. 31, 2008.

(k) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

AMBAC  --   Ambac Assurance Corporation
FSA    --   Financial Security Assurance
MBIA   --   MBIA Insurance Corporation




--------------------------------------------------------------------------------
30  RIVERSOURCE GLOBAL BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

(l) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(m) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. The interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Oct. 31, 2008.

(n) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(o) At Oct. 31, 2008, the Fund had unfunded senior loan commitments pursuant to the terms of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

                                                      UNFUNDED
     BORROWER                                        COMMITMENT
     ----------------------------------------------------------
     Community Health Systems Delayed Draw             $21,702


(p) Represents a senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

(q) At Oct. 31, 2008, investments in securities included securities valued at $2,709,383 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(r) Affiliated Money Market Fund -- See Note 5 to the financial statements. The rate shown is the seven-day current annualized yield at Oct. 31, 2008.

(s) On Sept. 15, 2008, Lehman Brothers Holdings filed a Chapter 11 bankruptcy petition.

(t) At Oct. 31, 2008, the cost of securities for federal income tax purposes was $708,591,372 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                         $13,501,367
Unrealized depreciation                         (93,260,596)
-----------------------------------------------------------
Net unrealized depreciation                    $(79,759,229)
-----------------------------------------------------------




--------------------------------------------------------------------------------
                          RIVERSOURCE GLOBAL BOND FUND -- 2008 ANNUAL REPORT  31

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


--------------------------------------------------------------------------------
32  RIVERSOURCE GLOBAL BOND FUND -- 2008 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
OCT. 31, 2008


ASSETS
Investments in securities, at value
  Unaffiliated issuers (identified cost $685,705,306)              $621,909,040
  Affiliated money market fund (identified cost $6,923,103)           6,923,103
-------------------------------------------------------------------------------
Total investments in securities (identified cost $692,628,409)      628,832,143
Cash                                                                  1,690,798
Foreign currency holdings (identified cost $2,558)                        2,546
Capital shares receivable                                               620,859
Dividends and accrued interest receivable                             8,817,664
Receivable for investment securities sold                            71,372,415
Unrealized appreciation on forward foreign currency contracts         1,727,689
-------------------------------------------------------------------------------
Total assets                                                        713,064,114
-------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                               74,826,092
Payable for investment securities purchased                           1,143,110
Variation margin payable                                                 25,635
Unrealized depreciation on forward foreign currency contracts           407,406
Accrued investment management services fees                              13,782
Accrued distribution fees                                                 4,446
Accrued transfer agency fees                                              2,957
Accrued administrative services fees                                      1,554
Accrued plan administration services fees                                     1
Other accrued expenses                                                  123,228
-------------------------------------------------------------------------------
Total liabilities                                                    76,548,211
-------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $636,515,903
-------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $  1,034,058
Additional paid-in capital                                          690,731,106
Undistributed net investment income                                  18,465,762
Accumulated net realized gain (loss)                                (10,152,200)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                        (63,562,823)
-------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $636,515,903
-------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                              NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $248,748,168           40,394,613                       $6.16(1)
Class B                     $ 42,399,524            6,810,424                       $6.23
Class C                     $  4,294,941              695,288                       $6.18
Class I                     $205,797,902           33,497,669                       $6.14
Class R4                    $    118,425               19,229                       $6.16
Class W                     $135,156,943           21,988,540                       $6.15
-----------------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $6.47. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                          RIVERSOURCE GLOBAL BOND FUND -- 2008 ANNUAL REPORT  33

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED OCT. 31, 2008


INVESTMENT INCOME
Income:
Interest                                                           $  32,385,882
Income distributions from affiliated money market fund                   770,670
  Less foreign taxes withheld                                           (212,940)
--------------------------------------------------------------------------------
Total income                                                          32,943,612
--------------------------------------------------------------------------------
Expenses:
Investment management services fees                                    5,074,934
Distribution fees
  Class A                                                                704,343
  Class B                                                                522,781
  Class C                                                                 40,466
  Class W                                                                442,005
Transfer agency fees
  Class A                                                                644,572
  Class B                                                                126,615
  Class C                                                                  9,522
  Class R4                                                                    70
  Class W                                                                353,604
Administrative services fees                                             572,976
Plan administration services fees -- Class R4                                349
Compensation of board members                                             16,436
Custodian fees                                                           224,795
Printing and postage                                                     101,610
Registration fees                                                        102,075
Professional fees                                                         42,673
Other                                                                     35,333
--------------------------------------------------------------------------------
Total expenses                                                         9,015,159
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                          (349,989)
  Earnings and bank fee credits on cash balances                          (7,239)
--------------------------------------------------------------------------------
Total net expenses                                                     8,657,931
--------------------------------------------------------------------------------
Investment income (loss) -- net                                       24,285,681
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                               12,051,441
  Foreign currency transactions                                          (49,315)
  Futures contracts                                                   (1,228,537)
  Swap transactions                                                   (1,051,776)
--------------------------------------------------------------------------------
Net realized gain (loss) on investments                                9,721,813
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
  currencies                                                        (100,650,487)
--------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                (90,928,674)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $ (66,642,993)
--------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
34  RIVERSOURCE GLOBAL BOND FUND -- 2008 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED OCT. 31,                                                         2008          2007
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $  24,285,681  $ 15,158,284
Net realized gain (loss) on investments                                9,721,813     1,812,931
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                (100,650,487)   22,918,455
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations      (66,642,993)   39,889,670
----------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                           (8,771,172)  (10,445,402)
    Class B                                                           (1,230,738)   (1,830,230)
    Class C                                                              (86,601)      (87,382)
    Class I                                                           (7,773,703)   (6,698,983)
    Class R4                                                              (4,806)       (4,654)
    Class W                                                           (4,581,936)     (324,071)
----------------------------------------------------------------------------------------------
Total distributions                                                  (22,448,956)  (19,390,722)
----------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                     103,694,288    41,925,593
  Class B shares                                                      26,745,270     8,520,931
  Class C shares                                                       4,044,562       420,509
  Class I shares                                                     171,903,867    35,313,664
  Class R4 shares                                                         95,770        71,093
  Class W shares                                                     259,629,317    57,650,812
Reinvestment of distributions at net asset value
  Class A shares                                                       8,236,440     9,776,138
  Class B shares                                                       1,157,449     1,714,958
  Class C shares                                                          78,743        79,537
  Class I shares                                                       7,773,342     6,698,564
  Class R4 shares                                                          4,806         4,654
  Class W shares                                                       4,581,771       323,864
Payments for redemptions
  Class A shares                                                     (90,849,153)  (79,932,025)
  Class B shares                                                     (27,193,143)  (28,554,355)
  Class C shares                                                      (1,808,860)   (1,185,971)
  Class I shares                                                    (106,857,080)  (35,536,448)
  Class R4 shares                                                        (79,105)      (48,411)
  Class W shares                                                    (155,446,712)   (5,063,418)
----------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions    205,711,572    12,179,689
----------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                              116,619,623    32,678,637
Net assets at beginning of year                                      519,896,280   487,217,643
----------------------------------------------------------------------------------------------
Net assets at end of year                                          $ 636,515,903  $519,896,280
----------------------------------------------------------------------------------------------
Undistributed net investment income                                $  18,465,762  $  1,426,074
----------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                          RIVERSOURCE GLOBAL BOND FUND -- 2008 ANNUAL REPORT  35

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

CLASS A


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008         2007         2006         2005         2004
Net asset value, beginning of period                 $6.89        $6.60        $6.59        $7.02        $6.57
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .22(b)       .20(b)       .19          .16          .17
Net gains (losses) (both realized and
 unrealized)                                          (.73)         .35          .14         (.23)         .52
--------------------------------------------------------------------------------------------------------------
Total from investment operations                      (.51)         .55          .33         (.07)         .69
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.22)        (.26)        (.32)        (.36)        (.24)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $6.16        $6.89        $6.60        $6.59        $7.02
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $249         $259         $276         $353         $389
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         1.32%        1.37%        1.39%        1.37%        1.34%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                     1.25%        1.25%        1.25%        1.35%        1.34%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         3.26%        3.08%        2.77%        2.42%        2.66%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                75%          77%          68%          73%          92%
--------------------------------------------------------------------------------------------------------------
Total return(g)                                     (7.66%)       8.63%        5.17%       (1.18%)      10.70%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(f) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(g) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
36  RIVERSOURCE GLOBAL BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS B


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008         2007         2006         2005         2004
Net asset value, beginning of period                 $6.96        $6.67        $6.59        $7.02        $6.57
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .17(b)       .15(b)       .13          .10          .14
Net gains (losses) (both realized and
 unrealized)                                          (.73)         .35          .16         (.23)         .50
--------------------------------------------------------------------------------------------------------------
Total from investment operations                      (.56)         .50          .29         (.13)         .64
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.17)        (.21)        (.21)        (.30)        (.19)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $6.23        $6.96        $6.67        $6.59        $7.02
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $42          $47          $63         $111         $142
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         2.09%        2.13%        2.16%        2.13%        2.10%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                     2.01%        2.01%        2.02%        2.12%        2.10%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         2.49%        2.30%        1.98%        1.65%        1.90%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                75%          77%          68%          73%          92%
--------------------------------------------------------------------------------------------------------------
Total return(g)                                     (8.28%)       7.68%        4.45%       (1.98%)       9.83%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(f) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(g) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                          RIVERSOURCE GLOBAL BOND FUND -- 2008 ANNUAL REPORT  37

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS C


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008         2007         2006         2005         2004
Net asset value, beginning of period                 $6.91        $6.62        $6.57        $6.99        $6.55
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .17(b)       .15(b)       .14          .11          .14
Net gains (losses) (both realized and
 unrealized)                                          (.73)         .35          .13         (.22)         .49
--------------------------------------------------------------------------------------------------------------
Total from investment operations                      (.56)         .50          .27         (.11)         .63
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.17)        (.21)        (.22)        (.31)        (.19)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $6.18        $6.91        $6.62        $6.57        $6.99
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $4           $3           $3           $4           $5
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         2.08%        2.13%        2.16%        2.14%        2.09%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                     2.01%        2.01%        2.02%        2.12%        2.09%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         2.51%        2.32%        2.00%        1.65%        1.91%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                75%          77%          68%          73%          92%
--------------------------------------------------------------------------------------------------------------
Total return(g)                                     (8.27%)       7.75%        4.25%       (1.83%)       9.72%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(f) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(g) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
38  RIVERSOURCE GLOBAL BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS I


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008         2007         2006         2005     2004(b)
Net asset value, beginning of period                 $6.87        $6.59        $6.61        $7.03        $6.77
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .25(c)       .23(c)       .21          .19          .16
Net gains (losses) (both realized and
 unrealized)                                          (.73)         .34          .14         (.22)         .24
--------------------------------------------------------------------------------------------------------------
Total from investment operations                      (.48)         .57          .35         (.03)         .40
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.25)        (.29)        (.37)        (.39)        (.14)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $6.14        $6.87        $6.59        $6.61        $7.03
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $206         $157         $145          $89          $24
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                          .85%         .87%         .88%         .91%         .89%(f)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                      .82%         .87%         .88%         .91%         .89%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         3.68%        3.47%        3.18%        2.87%        3.07%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                75%          77%          68%          73%          92%
--------------------------------------------------------------------------------------------------------------
Total return                                        (7.30%)       8.91%        5.52%        (.56%)       6.06%(i)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (inception date) to Oct. 31, 2004.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(h) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(i) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                          RIVERSOURCE GLOBAL BOND FUND -- 2008 ANNUAL REPORT  39

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS R4


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008         2007         2006         2005         2004
Net asset value, beginning of period                 $6.89        $6.60        $6.61        $7.04        $6.59
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .25(b)       .22(b)       .20          .16          .18
Net gains (losses) (both realized and
 unrealized)                                          (.72)         .35          .13         (.22)         .52
--------------------------------------------------------------------------------------------------------------
Total from investment operations                      (.47)         .57          .33         (.06)         .70
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.26)        (.28)        (.34)        (.37)        (.25)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $6.16        $6.89        $6.60        $6.61        $7.04
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--          $--          $--          $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         1.14%        1.17%        1.20%        1.20%        1.17%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                      .87%        1.08%        1.08%        1.18%        1.17%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         3.64%        3.27%        2.95%        2.60%        2.83%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                75%          77%          68%          73%          92%
--------------------------------------------------------------------------------------------------------------
Total return                                        (7.19%)       8.84%        5.29%       (1.00%)      10.86%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(f) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
40  RIVERSOURCE GLOBAL BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS W


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008     2007(b)
Net asset value, beginning of period                 $6.88        $6.79
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .22          .20
Net gains (losses) (both realized and
 unrealized)                                          (.73)         .17
--------------------------------------------------------------------------------------------------------------
Total from investment operations                      (.51)         .37
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.22)        (.28)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $6.15        $6.88
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $135          $54
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.30%        1.35%(f)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     1.27%        1.26%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         3.27%        3.34%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                75%          77%
--------------------------------------------------------------------------------------------------------------
Total return                                        (7.62%)       5.71%(i)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 1, 2006 (inception date) to Oct. 31, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(h) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(i) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                          RIVERSOURCE GLOBAL BOND FUND -- 2008 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Global Bond Fund (the Fund) is a series of RiverSource Global Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. RiverSource Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board of Directors (the Board). The Fund invests primarily in debt obligations of U.S. and foreign issuers.

The Fund offers Class A, Class B, Class C, Class I, Class R4 and Class W shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares are sold without a front-end sales charge or CDSC and are offered to qualifying institutional investors.

- Class W shares are sold without a front-end sales charge or CDSC and are offered through qualifying discretionary accounts.

At Oct. 31, 2008, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) and the RiverSource affiliated funds-of-funds owned 100% of Class I shares. At Oct. 31, 2008, the Investment Manager and the RiverSource affiliated funds-of-funds owned approximately 32% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.


--------------------------------------------------------------------------------
42  RIVERSOURCE GLOBAL BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


VALUATION OF SECURITIES
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Swap transactions are valued through an authorized pricing service, broker, or an internal model.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost, which approximates fair value.


--------------------------------------------------------------------------------
                          RIVERSOURCE GLOBAL BOND FUND -- 2008 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS AND UNFUNDED LOAN COMMITMENTS Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At Oct. 31, 2008, the Fund has outstanding when-issued securities of $384,302 and other forward-commitments of $757,825.

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. These commitments are disclosed in the Portfolio of Investments. At Oct. 31, 2008, the Fund has entered into unfunded loan commitments of $21,702.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain or loss. Losses may arise due to changes in the value of the securities or if a counterparty does not perform under the terms of the agreement. If a counterparty files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. The Fund did not enter into any mortgage dollar roll transactions during the year ended Oct. 31, 2008.

OPTION TRANSACTIONS
To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options (OTC options) trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the

--------------------------------------------------------------------------------
44  RIVERSOURCE GLOBAL BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. Option contracts, including OTC option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the New York Stock Exchange. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. At Oct. 31, 2008, and for the year then ended, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures and options on futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized


--------------------------------------------------------------------------------
                          RIVERSOURCE GLOBAL BOND FUND -- 2008 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2008, foreign currency holdings were comprised of Japanese yen and South African rand.

The Fund may enter into forward foreign currency contracts to produce incremental earnings, for operational purposes, or to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the counterparty will not complete its contract obligations.

CMBS TOTAL RETURN SWAP TRANSACTIONS
The Fund may enter into swap agreements to earn the total return on a specified security or index of fixed income securities. CMBS total return swaps are bilateral financial contracts designed to replicate synthetically the total returns of commercial mortgage-backed securities. Under the terms of the swaps, the Fund either receives or pays the total return on a reference security or index applied to a notional principal amount. In return, the Fund agrees to pay or receive from the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded. Payments received or made are recorded as realized gains (losses).

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swaps are subject to the risk that the counterparty will default on its obligation to pay net amounts due to the Fund. At Oct. 31, 2008, the Fund had no outstanding CMBS total return swap contracts.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future

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46  RIVERSOURCE GLOBAL BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Financial Accounting Standards Board (FASB) Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally the tax authorities can examine all the tax returns filed for the last three years.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures and options contracts, foreign currency transactions, recognition of unrealized appreciation (depreciation) for certain derivative investments and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $15,202,963 and accumulated net realized loss has been increased by $15,202,963.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED OCT. 31,                         2008        2007*
----------------------------------------------------------------
CLASS A DISTRIBUTIONS PAID FROM:
    Ordinary income....................  $8,771,172  $10,445,402
    Long-term capital gain.............          --           --
CLASS B
Distributions paid from:
    Ordinary income....................   1,230,738    1,830,230
    Long-term capital gain.............          --           --


--------------------------------------------------------------------------------
                          RIVERSOURCE GLOBAL BOND FUND -- 2008 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

YEAR ENDED OCT. 31,                         2008        2007*
----------------------------------------------------------------
CLASS C
Distributions paid from:
    Ordinary income....................  $   86,601  $    87,382
    Long-term capital gain.............          --           --
CLASS I
Distributions paid from:
    Ordinary income....................   7,773,703    6,698,983
    Long-term capital gain.............          --           --
CLASS R4
Distributions paid from:
    Ordinary income....................       4,806        4,654
    Long-term capital gain.............          --           --
CLASS W
Distributions paid from:
    Ordinary income....................   4,581,936      324,071
    Long-term capital gain.............          --           --


*   Class W is for the period from Dec. 1, 2006 (inception date) to Oct. 31,
    2007.

At Oct. 31, 2008, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income..................  $ 31,631,393
Undistributed accumulated long-term gain.......  $         --
Accumulated realized loss......................  $ (6,492,562)
Unrealized appreciation (depreciation).........  $(80,388,092)


RECENT ACCOUNTING PRONOUNCEMENTS
In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (SFAS 161), "Disclosures about Derivative Instruments and Hedging
Activities -- an amendment of FASB Statement No. 133," which requires enhanced disclosures about a fund's derivative and hedging activities. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect a fund's financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for periods beginning after Nov. 15, 2008. As of Oct. 31, 2008, management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

On Sept. 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157

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48  RIVERSOURCE GLOBAL BOND FUND -- 2008 ANNUAL REPORT

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establishes an authoritative definition of fair value, sets out a hierarchy for measuring fair value, and requires additional disclosures about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period. The application of SFAS 157 will be effective for the Fund's fiscal year beginning Nov. 1, 2008. The adoption of SFAS 157 is not anticipated to have a material impact on the Fund's financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

DIVIDENDS TO SHAREHOLDERS
Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income, if any, is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.72% to 0.52% annually as the Fund's assets increase. The management fee for the year ended Oct. 31, 2008 was 0.70% of the Fund's average daily net assets.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase. The fee for the year ended Oct. 31, 2008 was 0.08% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of

--------------------------------------------------------------------------------
                          RIVERSOURCE GLOBAL BOND FUND -- 2008 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Oct. 31, 2008, other expenses paid to this company were $1,440.

COMPENSATION OF BOARD MEMBERS
Compensation of board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $20.50 for Class A, $21.50 for Class B and $21.00 for Class C for this service. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares and an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares and a fee at an annual rate of up to 1.00% of the Fund's average

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50  RIVERSOURCE GLOBAL BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, up to 0.75% of the fee is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed expense") was approximately $1,404,000 and $36,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of Oct. 31, 2008, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges received by the Distributor for distributing Fund shares were $353,672 for Class A, $35,408 for Class B and $2,497 for Class C for the year ended Oct. 31, 2008.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Oct. 31, 2008, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*) were as follows:

Class A.............................................  1.25%
Class B.............................................  2.01
Class C.............................................  2.01
Class I.............................................  0.82
Class R4............................................  0.87
Class W.............................................  1.27


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A..........................................  $137,956
Class B..........................................    27,549
Class C..........................................     1,976
Class W..........................................       125


The waived/reimbursed fees and expenses for plan administration services fees at the class level were as follows:

Class R4...........................................  $349


The management fees waived/reimbursed at the Fund level were $182,034.

The Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Oct. 31, 2009, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of

--------------------------------------------------------------------------------
                          RIVERSOURCE GLOBAL BOND FUND -- 2008 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


acquired funds*) will not exceed the following percentage of the Fund's average daily net assets:

Class A.............................................  1.25%
Class B.............................................  2.01
Class C.............................................  2.01
Class I.............................................  0.82
Class R4............................................  1.12
Class W.............................................  1.27


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

EARNINGS AND BANK FEE CREDITS
During the year ended Oct. 31, 2008, the Fund's custodian and transfer agency fees were reduced by $7,239 as a result of earnings and bank fee credits from overnight cash balances. The Fund pays custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $727,720,709 and $510,636,734, respectively, for the year ended Oct. 31, 2008. Realized gains and losses are determined on an identified cost basis.

Expenses paid to the Investment Manager as securities lending agent were $425 for the year ended Oct. 31, 2008, which are included in other expenses on the Statement of Operations. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. At Oct. 31, 2008, the Fund had no securities out on loan.


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52  RIVERSOURCE GLOBAL BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                         YEAR ENDED OCT. 31, 2008
                                     ISSUED FOR
                                     REINVESTED                        NET
                          SOLD     DISTRIBUTIONS    REDEEMED   INCREASE (DECREASE)
----------------------------------------------------------------------------------
Class A                14,979,267    1,211,499    (13,367,693)       2,823,073
Class B                 3,822,733      168,457     (3,926,341)          64,849
Class C                   583,922       11,530       (267,833)         327,619
Class I                25,302,709    1,145,677    (15,862,285)      10,586,101
Class R4                   13,757          706        (11,545)           2,918
Class W                37,609,351      674,090    (24,172,875)      14,110,566
----------------------------------------------------------------------------------


                                        YEAR ENDED OCT. 31, 2007*
                                     ISSUED FOR
                                     REINVESTED                        NET
                          SOLD     DISTRIBUTIONS    REDEEMED   INCREASE (DECREASE)
----------------------------------------------------------------------------------
Class A                 6,327,232    1,485,288    (12,063,782)      (4,251,262)
Class B                 1,270,247      258,114     (4,278,499)      (2,750,138)
Class C                    63,080       12,039       (177,897)        (102,778)
Class I                 5,334,334    1,019,550     (5,397,430)         956,454
Class R4                   10,779          707         (7,379)           4,107
Class W                 8,592,701       48,662       (763,389)       7,877,974
----------------------------------------------------------------------------------


*   Class W is for the period from Dec. 1, 2006 (inception date) to Oct. 31,
    2007.

5. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of the RiverSource Short-Term Cash Fund aggregated $349,815,503 and $357,516,044, respectively, for the year ended Oct. 31, 2008. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found on the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Oct. 31, 2008, can be found in the Portfolio of Investments.

6. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or

--------------------------------------------------------------------------------
                          RIVERSOURCE GLOBAL BOND FUND -- 2008 ANNUAL REPORT  53

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


emergency purposes. The credit facility became effective on Oct. 16, 2008, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $475 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $175 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $650 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended Oct. 31, 2008.

Under the prior credit facility which was effective until Oct. 15, 2008, the Fund had entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund was permitted to borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which was a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permitted collective borrowings up to $500 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matured no later than 60 days after the date of borrowing. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $6,492,562 at Oct. 31, 2008, that if not offset by capital gains will expire as follows:

   2010         2014         2016
$3,665,053    $498,771    $2,328,738


It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.


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54  RIVERSOURCE GLOBAL BOND FUND -- 2008 ANNUAL REPORT

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8. RISKS RELATING TO CERTAIN INVESTMENTS

DIVERSIFICATION RISK
The Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. The Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

FOREIGN/EMERGING MARKETS RISK
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

9. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to

--------------------------------------------------------------------------------
                          RIVERSOURCE GLOBAL BOND FUND -- 2008 ANNUAL REPORT  55

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co., Inc. (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG). In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and the distributor of the Seligman Funds, Seligman Advisors, Inc., relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc., Seligman Data Corp. (transfer agent for the Seligman Funds) and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in

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56  RIVERSOURCE GLOBAL BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



December 2006 and believe that the claims are without merit. Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by Seligman and not by the Seligman Funds. If the NYAG obtains injunctive relief, Seligman and its affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies. Seligman does not believe that the foregoing legal action or other possible actions will have a material adverse impact on Seligman or its clients, including the Seligman Funds and other investment companies managed by it; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
                          RIVERSOURCE GLOBAL BOND FUND -- 2008 ANNUAL REPORT  57

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

10. SUBSEQUENT EVENT

Effective Dec. 15, 2008, the Fund will pay custodian fees to JPMorgan Chase Bank, N.A. and, in addition, JPMorgan Chase Bank, N.A. will serve as the securities lending agent for the Fund.


--------------------------------------------------------------------------------
58  RIVERSOURCE GLOBAL BOND FUND -- 2008 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE GLOBAL BOND FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Global Bond Fund (the Fund) (one of the portfolios constituting the RiverSource Global Series, Inc.) as of October 31, 2008, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through October 31, 2006, were audited by other auditors whose report dated December 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
                          RIVERSOURCE GLOBAL BOND FUND -- 2008 ANNUAL REPORT  59

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued) ------------

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Global Bond Fund of the RiverSource Global Series, Inc. at October 31, 2008, the results of its operations for the year then ended, and changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
December 19, 2008


--------------------------------------------------------------------------------
60  RIVERSOURCE GLOBAL BOND FUND -- 2008 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Oct. 31, 2008

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................      0.00%
    Dividends Received Deduction for corporations................      0.00%
    U.S. Government Obligations..................................      3.78%


The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
                          RIVERSOURCE GLOBAL BOND FUND -- 2008 ANNUAL REPORT  61

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource complex of funds that each Board member oversees consists of 162 funds, which includes 104 RiverSource funds and 58 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Funds, 1999-2006; former Governor of  None
901 S. Marquette Ave.      1999                  Minnesota
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley College
Age 58
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 69                     2002

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
62  RIVERSOURCE GLOBAL BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (bank holding company) and its principal subsidiary,
Age 64                                           Great Western Bank (federal savings bank)
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C.; Director, Vibration       Lead Outside
901 S. Marquette Ave.      2008                  Control Technologies, LLC (auto vibration technology);   Director, Digital
Minneapolis, MN 55402                            Director and Chairman, Highland Park Michigan Economic   Ally, Inc. (digital
Age 66                                           Development Corp; and Chairman, Detroit Public Schools   imaging); and
                                                 Foundation. Formerly, Chairman and Chief Executive       Infinity, Inc. (oil
                                                 Officer, Q Standards Worldwide, Inc. (library of         and gas exploration
                                                 technical standards); Director, Kerr-McGee Corporation   and production);
                                                 (diversified energy and chemical company); Trustee, New  Director, OGE Energy
                                                 York University Law Center Foundation; Vice Chairman,    Corp. (energy and
                                                 Detroit Medical Center and Detroit Economic Growth       energy services
                                                 Corp.                                                    provider offering
                                                                                                          physical delivery
                                                                                                          and related services
                                                                                                          for both electricity
                                                                                                          and natural gas)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceutical, Inc.
Minneapolis, MN 55402                            Biotech                                                  (biotechnology);
Age 64                                                                                                    Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                          RIVERSOURCE GLOBAL BOND FUND -- 2008 ANNUAL REPORT  63

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. and President,
Financial Center           Vice President since  Chairman of the Board and Chief Investment Officer,
Minneapolis, MN 55474      2002                  RiverSource Investments, LLC since 2005; Director,
Age 48                                           President and Chief Executive Officer, Ameriprise
                                                 Certificate Company and Chairman of the Board, Chief
                                                 Executive Officer and President, RiverSource
                                                 Distributors, Inc. since 2006; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc. and Chairman of the Board and Chief
                                                 Investment Officer, RiverSource Investments, LLC, 2001-
                                                 2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.


--------------------------------------------------------------------------------
64  RIVERSOURCE GLOBAL BOND FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           since 2006; Director and Vice President -- Asset
Minneapolis, MN 55474                            Management, Products and Marketing, RiverSource
Age 43                                           Distributors, Inc. since 2006; Managing Director and
                                                 Global Head of Product, Morgan Stanley Investment
                                                 Management, 2004-2006; President, Touchstone
                                                 Investments, 2002-2004
--------------------------------------------------------------------------------------------------------

Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 44                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Vice President -- Asset Management and Trust Company
5228 Ameriprise Financial  2006                  Services, RiverSource Investments, LLC since 2006; Vice
Center Minneapolis, MN                           President -- Operations and Compliance, RiverSource
55474                                            Investments, LLC, 2004-2006; Director of Product
Age 43                                           Development -- Mutual Funds, Ameriprise Financial,
                                                 Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006
Minneapolis, MN 55474
Age 53
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 49                                           since 2006; Vice President, General Counsel and
                                                 Secretary, Ameriprise Certificate Company since 2005;
                                                 Vice President -- Asset Management Compliance,
                                                 Ameriprise Financial, Inc., 2004-2005; Senior Vice
                                                 President and Chief Compliance Officer, USBancorp Asset
                                                 Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Jennifer D. Lammers        Chief Compliance      U.S. Asset Management Chief Compliance Officer,
172 Ameriprise Financial   Officer since 2006    RiverSource Investments, LLC since 2006;
Center                                           Director -- Mutual Funds, Voyageur Asset Management,
Minneapolis, MN 55474                            2003-2006; Director of Finance, Voyageur Asset
Age 48                                           Management, 2000-2003

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          RIVERSOURCE GLOBAL BOND FUND -- 2008 ANNUAL REPORT  65

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Neysa M. Alecu             Money Laundering      Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise Financial  Prevention Officer    Ameriprise Financial, Inc. since 2004; Manager Anti-
Center                     since 2004            Money Laundering, Ameriprise Financial, Inc., 2003-
Minneapolis, MN 55474                            2004; Compliance Director and Bank Secrecy Act Officer,
Age 44                                           American Express Centurion Bank, 2000-2003
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
66  RIVERSOURCE GLOBAL BOND FUND -- 2008 ANNUAL REPORT

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
                          RIVERSOURCE GLOBAL BOND FUND -- 2008 ANNUAL REPORT  67

RIVERSOURCE GLOBAL BOND FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by RiverSource Distributors, Inc., Member FINRA, and managed by RiverSource Investments, LLC. These companies are part of Ameriprise Financial, Inc.
(RIVERSOURCE INVESTMENTS LOGO)  (C) 2008 RiverSource Distributors, Inc.                          S-6309 AE (12/08)

Annual Report
and Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
GLOBAL TECHNOLOGY FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
OCTOBER 31, 2008
(Prospectus also enclosed)

RIVERSOURCE GLOBAL TECHNOLOGY FUND SEEKS TO PROVIDE
SHAREHOLDERS WITH LONG-TERM CAPITAL GROWTH.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    3

Manager Commentary.................    6

The Fund's Long-term Performance...   12

Fund Expenses Example..............   15

Portfolio of Investments...........   17

Statement of Assets and
  Liabilities......................   19

Statement of Operations............   20

Statements of Changes in Net
  Assets...........................   21

Financial Highlights...............   22

Notes to Financial Statements......   27

Report of Independent Registered
  Public Accounting Firm...........   41

Federal Income Tax Information.....   43

Board Members and Officers.........   44

Proxy Voting.......................   49



                     (DALBAR LOGO)

The RiverSource mutual fund shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The
Seal recognizes communications demonstrating a level of excellence in the industry.


--------------------------------------------------------------------------------
2  RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2008 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Global Technology Fund (the Fund) Class A shares declined 45.07%
  (excluding sales charge) for the 12 months ended Oct. 31, 2008.

> The Fund underperformed its benchmark, the Morgan Stanley Capital
  International (MSCI) World Index*, which fell 41.51%, and the MSCI World Information Technology (IT) Index and the S&P North American Technology Sector Index(TM) (S&P NATS Index), which fell 43.29% and 41.46%, respectively, during the same 12-month period.

> The Fund outperformed its current peer group as represented by the Lipper
  Global Science and Technology Funds Index declining 47.77% and underperformed its previous peer group as represented by the Lipper Science and Technology Funds Index, which declined 43.31% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended Oct. 31, 2008)
--------------------------------------------------------------------------------


                                   1 year  3 years  5 years  10 years
---------------------------------------------------------------------
RiverSource Global Technology
  Fund Class A (excluding sales
  charge)                         -45.07%   -5.68%   -0.59%   +0.97%
---------------------------------------------------------------------
MSCI World Index (unmanaged)      -41.51%   -4.81%   +2.24%   +1.21%
---------------------------------------------------------------------
MSCI World IT Index (unmanaged)   -43.29%   -6.45%   -3.21%   -2.85%
---------------------------------------------------------------------
S&P NATS Index (unmanaged)        -41.46%   -5.74%   -2.77%   -1.70%
---------------------------------------------------------------------
Lipper Global Science and
  Technology Funds Index          -47.77%   -8.13%   -3.93%      N/A
---------------------------------------------------------------------
Lipper Science and Technology
  Funds Index                     -43.31%   -6.99%   -3.18%   -0.72%
---------------------------------------------------------------------


(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.


* Effective Nov. 17, 2008, the MSCI World Index replaced the S&P NATS Index as the primary benchmark.


--------------------------------------------------------------------------------
                     RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2008 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------


STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
                    X     LARGE
                    X     MEDIUM   SIZE
                    X     SMALL



Shading within the style matrix indicates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.



ANNUAL OPERATING EXPENSE RATIO
(as of the current prospectus)
--------------------------------------------------------------------------------

                        Total expenses
--------------------------------------
Class A                      1.45%
--------------------------------------
Class B                      2.22%
--------------------------------------
Class C                      2.21%
--------------------------------------
Class I                      0.81%
--------------------------------------
Class R4                     1.12%
--------------------------------------



The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the Annualized Total Returns table on page 3. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.

The RiverSource Global Technology Fund is a narrowly-focused sector fund and it may exhibit higher volatility than funds with broader investment objectives. See the Fund's prospectus for specific risks associated with the Fund.


--------------------------------------------------------------------------------
4  RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT OCT. 31, 2008
                                                                     SINCE
Without sales charge          1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION*
Class A (inception
  11/13/96)                  -45.07%   -5.68%   -0.59%   +0.97%        N/A
----------------------------------------------------------------------------
Class B (inception
  11/13/96)                  -45.21%   -6.33%   -1.34%   +0.24%        N/A
----------------------------------------------------------------------------
Class C (inception
  6/26/00)                   -45.42%   -6.33%   -1.34%     N/A      -14.03%
----------------------------------------------------------------------------
Class I (inception
  7/15/04)                   -44.69%   -5.06%     N/A      N/A       +0.27%
----------------------------------------------------------------------------
Class R4 (inception
  11/13/96)                  -44.63%   -5.27%   -0.23%   +1.15%        N/A
----------------------------------------------------------------------------

With sales charge
Class A (inception
  11/13/96)                  -48.30%   -7.50%   -1.71%   +0.46%        N/A
----------------------------------------------------------------------------
Class B (inception
  11/13/96)                  -47.95%   -7.60%   -1.74%   +0.24%        N/A
----------------------------------------------------------------------------
Class C (inception
  6/26/00)                   -45.97%   -6.33%   -1.34%     N/A      -14.03%
----------------------------------------------------------------------------



AT SEPT. 30, 2008
                                                                    SINCE
Without sales charge         1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION*
Class A (inception
  11/13/96)                 -29.17%   +0.16%   +5.65%   +3.65%        N/A
---------------------------------------------------------------------------
Class B (inception
  11/13/96)                 -29.55%   -0.57%   +4.75%   +2.85%        N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                  -29.84%   -0.57%   +4.75%     N/A      -12.10%
---------------------------------------------------------------------------
Class I (inception
  7/15/04)                  -28.81%   +0.81%     N/A      N/A       +5.15%
---------------------------------------------------------------------------
Class R4 (inception
  11/13/96)                 -28.87%   +0.49%   +5.96%   +3.80%        N/A
---------------------------------------------------------------------------

With sales charge
Class A (inception
  11/13/96)                 -33.33%   -1.74%   +4.46%   +3.12%        N/A
---------------------------------------------------------------------------
Class B (inception
  11/13/96)                 -33.08%   -1.91%   +4.41%   +2.85%        N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                  -30.54%   -0.57%   +4.75%     N/A      -12.10%
---------------------------------------------------------------------------



Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I and Class R4 shares. Class I and Class R4 shares are available to institutional investors only.

* For classes with less than 10 years performance.


--------------------------------------------------------------------------------
                     RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2008 ANNUAL REPORT  5

MANAGER COMMENTARY -------------------------------------------------------------

Effective Nov. 17, 2008, Richard Parower and the Seligman Technology Team took over management of the Fund previously managed by Bob Ewing and Nick Thakore. Below, members of the RiverSource technology analyst team discuss the Fund's results and positioning for the fiscal year ended Oct. 31, 2008. Following that discussion, new lead portfolio manager Richard Parower and the Seligman Technology Team discuss the Fund's current strategy and future outlook.

Dear Shareholder,

RiverSource Global Technology Fund's Class A shares (excluding sales charge) declined 45.07% for the 12 months ended Oct. 31, 2008. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) World Index, which fell 41.51%, and the MSCI World IT Index and the S&P North American Technology Sector Index(TM) (S&P NATS Index), which fell 43.29% and 41.46%, respectively. The Fund outperformed its peer group, represented by the Lipper Global Science and Technology Funds Index, which declined 47.77% during the same period.

SIGNIFICANT PERFORMANCE FACTORS
The following commentary provided by the RiverSource technology analyst team:
For most of the fiscal year, the technology sector remained in somewhat of a trading range. However, in September and October of 2008, the sector declined sharply as the credit crisis spread and the global economy slowed. Financial services firms are a major customer for technology companies, so spending constraints in the sector, combined with weaker consumer spending, threatened future technology earnings. Security sales by mutual funds and hedge funds to meet shareholder

SECTOR DIVERSIFICATION(1) (at Oct. 31, 2008; % of portfolio assets)
---------------------------------------------------------------------

Information Technology                     92.2%
------------------------------------------------
Telecommunication Services                  4.5%
------------------------------------------------
Other(2)                                    3.3%
------------------------------------------------


(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.
(2) Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
6  RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


redemptions also contributed to the indiscriminate sell-off of technology stocks.

Large-cap technology stocks held up better than small- and mid-cap stocks, an advantage for the Fund since we had moved the portfolio to a larger average market capitalization. Maintaining a higher cash level than normal over the final months of the period also contributed to performance relative to the S&P NATS Index. We periodically invested that cash as we identified opportunities.

Individual contributors to performance included MICRON TECHNOLOGY and BEA SYSTEMS. MICRON TECHNOLOGY is a D-RAM memory chip maker that previously suffered from over capacity in the D-RAM market and a resulting price war. MICRON was trading below its historical trough levels and appeared undervalued based on its cash flow. Since the stock had already declined due to industry-specific issues, it held up somewhat better when the technology sector fell so sharply late in the period.

BEA SYSTEMS provides application server software to build websites and internal infrastructure. The company had good cash flow and was a leading provider in its product segment. On top of that, we thought the company might be an acquisition target. During the period, Oracle acquired the company. This is an example of continued consolidation

TOP TEN HOLDINGS (at Oct. 31, 2008; % of portfolio assets)
---------------------------------------------------------------------

Microsoft                                   8.3%
------------------------------------------------
Hewlett-Packard                             6.5%
------------------------------------------------
Oracle                                      6.0%
------------------------------------------------
Cicso Systems                               5.6%
------------------------------------------------
Apple                                       5.6%
------------------------------------------------
Google Cl A                                 5.5%
------------------------------------------------
Intel                                       4.2%
------------------------------------------------
QUALCOMM                                    4.1%
------------------------------------------------
IBM                                         3.0%
------------------------------------------------
Micron Technology                           2.9%
------------------------------------------------


For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund Holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
                     RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2008 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------



among software companies, which has been beneficial to the segment's performance.

Having a smaller position in APPLE than the S&P NATS Index was also advantageous. The Fund was slightly underweight in APPLE, not because we had a negative view of the company, but because it is such a large position in the S&P NATS Index and we didn't think it was prudent to invest so much in an individual holding. APPLE suffered from fear that consumer spending cutbacks would reduce sales of its high-end, consumer-oriented product line of iPods, iPhones and MACs.

When RESEARCH IN MOTION began to expand into consumer and European markets and offer multiple Blackberry models, we concluded that analyst earnings forecasts underestimated necessary spending increases and, consequently, were too optimistic. Ultimately, earnings estimates came down and the stock price corrected. SUN MICROSYSTEMS is a technology hardware company that was down over 75% during the period. The company's technology is dated and its largest customer base is the struggling financial industry so we preferred to focus on other opportunities.

Detractors from performance relative to the S&P NATS Index included INFINEON TECHNOLOGIES, SEAGATE TECHNOLOGY, NOKIA, SPANSION and SANDISK. INFINEON TECHNOLOGIES is a German company that we thought would benefit from divesting businesses where it did not have an advantage. Unfortunately, during the time we owned the stock, currency trends hampered its revenue and profit margins and earnings estimates were reduced. SEAGATE TECHNOLOGY, a disk driver vendor, missed one of its product cycles in the June quarter, so the stock started selling off. Then late in the year, the stock was hit hard by the weakening outlook for personal computer sales.

We bought cell phone handset maker NOKIA when a performance lull during a product transition brought the stock's valuation down to an attractive level. However, the company subsequently suffered from unfavorable currency trends and difficulties executing its product launches. As earnings estimates for Nokia came down, the stock underperformed its peers.


--------------------------------------------------------------------------------
8  RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


SPANSION, a company that makes Flash memory for cell phones and other electronic devices, has faced a series of challenges including a difficult pricing environment that cut profit margins, increased competition among handset makers and low sales volume that resulted from the slow economy and declining handset sales. SANDISK suffered from overcapacity in its industry combined with declining demand. Two key markets for SanDisk's memory products -- cell phone handsets and consumer electronics -- are particularly vulnerable to a slowing economy. There was talk of SanDisk being acquired, but when management rejected the offer, the stock was especially hard hit in the overall equity market decline.

OUR FUTURE STRATEGY
The following commentary provided by the Seligman Technology Team: No one can be sure when the economy will turn around, but we think the start of 2009 will be difficult, with some improvement possible by the second or third quarter. In the meantime, we have focused on companies that we believe have the intellectual property to drive revenue and the ability to grow earnings, revenue and cash flow at double-digit rates.

Our outlook for the various technology buying groups -- consumers, corporations, telecommunications companies and the government -- is not particularly favorable. Consumers are reluctant to buy big ticket items and there are few items compelling them to spend, with the possible exception of smart phones. Corporate spending will be more cautious next year, with companies focusing on lower cost


  Large-cap technology
  stocks held up better
  than small- and
  mid-cap stocks, an
  advantage for the
  Fund since we had
  moved the portfolio to
  a larger average
  market capitalization.






--------------------------------------------------------------------------------
                     RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2008 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------


projects that have a demonstrable, high return on investment or on technology tied to regulatory and compliance activities. By the second half of next year, there could be some signs of recovery in corporate technology spending.

Telecommunications companies have also been very cautious, saving cash and limiting capital expenditures and we expect that to continue. Government spending may be the strongest of the four segments, but will likely still show only modest growth.

In terms of industries within the technology sector, we are focusing on the software industry because it fits the profile of where corporations are likely to allocate money in the coming year. Security software is a must spend area. Another is software for regulation and compliance. Finally, we see potential in infrastructure software that helps run systems more efficiently or delays hardware expenditures.

We believe the storage segment of the hardware industry may perform well. We see increased storage of more data types including voice, video and music and also more stringent storage requirements for compliance purposes. We think the server industry will remain weak in 2008, while spending on software to enhance computing capacity will likely be stronger. We anticipate flat sales of personal computers, with one possible bright spot being netbooks which offer basic functionality in a low cost notebook computer. Declining sales of cell phone handsets are likely to hamper results in the communications equipment industry, but this could be offset by substantial spending on third generation infrastructure in China.

Technology companies are typically exporters and are generally less susceptible to the local economy where they are domiciled. However, local economies do drive a country's stock market, so we must be cognizant of them. We also consider how currency trends affect particular technology companies, factoring that information into our earnings and cash flow models at the individual stock level. In a growing global economy, stock selection would typically lead us to emerging markets such as China, Taiwan and Latin America. But given economic conditions, our choice of stocks has skewed more to the U.S. where the

--------------------------------------------------------------------------------
10  RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


economic slowdown began earlier than in Europe and the emerging markets and recovery may begin sooner.



(RICHARD PAROWER PHOTO)                (PAUL WICK PHOTO)                      (AJAY DIWAN PHOTO)

Richard Parower                        Paul Wick                              Ajay Diwan
Lead Portfolio Manager                 Portfolio Manager                      Portfolio Manager





(BENJAMIN LU PHOTO)                    (REEMA SHAH PHOTO)

Benjamin Lu                            Reema Shah
Portfolio Manager                      Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource fund.


--------------------------------------------------------------------------------
                    RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2008 ANNUAL REPORT  11

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Global Technology Fund Class A shares (from 11/1/98 to 10/31/08) as compared to the performance of five widely cited performance indices, the MSCI World Index, the MSCI World IT Index, the S&P NATS Index, the Lipper Global Science and Technology Funds Index and the Lipper Science and Technology Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Oct. 31, 2008
                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
RIVERSOURCE GLOBAL TECHNOLOGY FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                  $5,170    $7,915    $9,174    $10,385
------------------------------------------------------------------------------------------
        Average annual total return                 -48.30%    -7.50%    -1.71%     +0.46%
------------------------------------------------------------------------------------------
MSCI WORLD INDEX(1)
        Cumulative value of $10,000                  $5,849    $8,625   $11,171    $11,278
------------------------------------------------------------------------------------------
        Average annual total return                 -41.51%    -4.81%    +2.24%     +1.21%
------------------------------------------------------------------------------------------
MSCI WORLD IT INDEX(2)
        Cumulative value of $10,000                  $5,671    $8,187    $8,495     $7,905
------------------------------------------------------------------------------------------
        Average annual total return                 -43.29%    -6.45%    -3.21%     -2.85%
------------------------------------------------------------------------------------------
S&P NATS INDEX(3)
        Cumulative value of $10,000                  $5,854    $8,375    $8,690     $8,425
------------------------------------------------------------------------------------------
        Average annual total return                 -41.46%    -5.74%    -2.77%     -1.70%
------------------------------------------------------------------------------------------
LIPPER GLOBAL SCIENCE AND TECHNOLOGY FUNDS INDEX(4)
        Cumulative value of $10,000                  $5,223    $7,754    $8,183       N/A
------------------------------------------------------------------------------------------
        Average annual total return                 -47.77%    -8.13%    -3.93%       N/A
------------------------------------------------------------------------------------------
LIPPER SCIENCE AND TECHNOLOGY FUNDS INDEX(5)
        Cumulative value of $10,000                  $5,669    $8,046    $8,508     $9,309
------------------------------------------------------------------------------------------
        Average annual total return                 -43.31%    -6.99%    -3.18%     -0.72%
------------------------------------------------------------------------------------------



Results for other share classes can be found on page 5.


--------------------------------------------------------------------------------
12  RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE GLOBAL TECHNOLOGY FUND LINE GRAPH)

                        RIVERSOURCE GLOBAL
                          TECHNOLOGY FUND                                                                            LIPPER GLOBAL
                              CLASS A                                                            LIPPER SCIENCE        SCIENCE &
                          (INCLUDES SALES     MSCI WORLD     MSCI WORLD         S&P NATS          & TECHNOLOGY     TECHNOLOGY FUNDS
                              CHARGE)          INDEX(1)     IT INDEX(2)    COMPOSITE INDEX(3)    FUNDS INDEX(4)        INDEX(5)
                        ------------------    ----------    -----------    ------------------    --------------    ----------------
10/98                        $ 9,425           $10,000        $10,000           $10,000              $10,000
10/99                         19,634            12,533         18,205            17,900               19,441
10/00                         32,707            12,707         19,727            21,643               26,240
10/01                          9,949             9,500          9,224             9,477               10,929            $10,556
10/02                          6,405             8,122          6,486             6,484                7,322              7,271
10/03                         10,696            10,098          9,304             9,695               10,940             11,162
10/04                         11,381            11,487          9,113             9,474               10,603             10,777
10/05                         12,376            13,075          9,653            10,062               11,568             11,781
10/06                         15,050            15,939         10,971            11,151               12,659             13,038
10/07                         18,906            19,282         13,940            14,392               16,420             17,487
10/08                         10,385            11,278          7,905             8,425                9,309              9,134




(1) The Morgan Stanley Capital International (MSCI) World Index, an unmanaged index, is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The index reflects reinvestment of all distributions and changes in market prices. Recently, the Fund's Investment Manager recommended to the Fund that the Fund change its comparative index from the S&P NATS Index to the MSCI World Index. The Investment Manager made this recommendation because the new index more closely aligns to the Fund's investment strategy. Information on both indices will be included for a one year transition period. In the future, however, only the MSCI World Index will be included.
(2) The Morgan Stanley Capital International (MSCI) World Information Technology
    (IT) Index, an unmanaged index, is a free float-adjusted market capitalization index designed to measure information technology stock performance in the global developed equity market. The index reflects reinvestment of all distributions and changes in market prices.
(3) The S&P North American Technology Sector Index(TM) (S&P NATS Index), formerly known as the S&P GSTI Composite Index, an unmanaged index, is a market capitalization-weighted index of approximately 200 stocks designed to measure the performance of companies in the technology sector. The index reflects reinvestment of all distributions and changes in market prices.
(4) The Lipper Global Science and Technology Funds Index includes the 10 largest global science and technology funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment. Index data is from Oct. 31, 2001.*
(5) The Lipper Science and Technology Funds Index includes the 30 largest science and technology funds tracked by Lipper Inc. The index returns include net reinvested dividends.



--------------------------------------------------------------------------------
                    RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2008 ANNUAL REPORT  13

THE FUND'S LONG-TERM PERFORMANCE (continued) -----------------------------------


* On July 1, 2008, the Lipper Global Science and Technology Funds Index replaced the Lipper Science and Technology Funds Index for purposes of determining the performance incentive adjustment. Lipper divided the Lipper Science and Technology classification (which included both domestic and global funds) and reclassified the Fund.


--------------------------------------------------------------------------------
14  RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2008 ANNUAL REPORT

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2008.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
                    RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2008 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------

                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 MAY 1, 2008   OCT. 31, 2008  THE PERIOD(A)  EXPENSE RATIO
------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  654.90        $ 6.17         1.48%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,017.74        $ 7.53         1.48%
------------------------------------------------------------------------------------------

Class B
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  656.00        $ 9.35         2.24%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,013.91        $11.37         2.24%
------------------------------------------------------------------------------------------

Class C
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  656.00        $ 9.35         2.24%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,013.91        $11.37         2.24%
------------------------------------------------------------------------------------------

Class I
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  659.00        $ 3.35          .80%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,021.17        $ 4.08          .80%
------------------------------------------------------------------------------------------

Class R4
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  658.90        $ 4.68         1.12%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.56        $ 5.70         1.12%
------------------------------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Oct. 31, 2008: -34.51% for Class A, -34.40% for Class B, -34.40% for Class C, -34.10% for Class I and -34.11% for Class R4.


--------------------------------------------------------------------------------
16  RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2008 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

OCT. 31, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES




COMMON STOCKS (96.7%)
ISSUER                                                 SHARES                VALUE(a)
COMMUNICATIONS EQUIPMENT (17.0%)
Cisco Systems                                          269,902(b)          $4,796,158
Corning                                                119,360              1,292,669
Juniper Networks                                        97,189(b)           1,821,322
Nokia ADR                                              140,946(c)           2,139,560
QUALCOMM                                                92,373              3,534,191
Tellabs                                                240,983(b)           1,021,768
                                                                          -----------
Total                                                                      14,605,668
-------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (17.9%)
Apple                                                   44,503(b)           4,788,078
Dell                                                   110,034(b)           1,336,913
Hewlett-Packard                                        146,241              5,598,105
IBM                                                     27,341              2,541,893
SanDisk                                                 54,995(b)             488,906
Seagate Technology                                      91,678(c)             620,660
                                                                          -----------
Total                                                                      15,374,555
-------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (3.3%)
Qwest Communications Intl                              485,257              1,387,835
Verizon Communications                                  47,759              1,417,010
                                                                          -----------
Total                                                                       2,804,845
-------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (1.4%)
Flextronics Intl                                        85,061(b,c)           355,555
Jabil Circuit                                           98,145                825,399
                                                                          -----------
Total                                                                       1,180,954
-------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (7.6%)
eBay                                                    63,308(b)             966,713
Google Cl A                                             13,146(b)           4,724,147
Yahoo!                                                  69,138(b)             886,349
                                                                          -----------
Total                                                                       6,577,209
-------------------------------------------------------------------------------------

IT SERVICES (2.1%)
Automatic Data Processing                               24,734                864,453
MasterCard Cl A                                          6,250                923,875
                                                                          -----------
Total                                                                       1,788,328
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (22.9%)
Broadcom Cl A                                          108,186(b)           1,847,817
Fairchild Semiconductor Intl                           192,026(b)           1,090,708
Infineon Technologies ADR                              358,655(b,c)         1,122,590
Intel                                                  227,977              3,647,632
Lam Research                                            93,192(b)           2,083,773
Micron Technology                                      523,533(b)           2,465,840
Monolithic Power Systems                                67,803(b)           1,151,973
NVIDIA                                                  62,278(b)             545,555
ON Semiconductor                                       281,078(b)           1,436,309
RF Micro Devices                                       673,609(b)           1,340,482
Samsung Electronics                                      2,056(c)             867,523
Skyworks Solutions                                     191,412(b)           1,364,768
Spansion Cl A                                          110,528(b)              68,527
Teradyne                                               122,900(b)             626,790
                                                                          -----------
Total                                                                      19,660,287
-------------------------------------------------------------------------------------

SOFTWARE (23.3%)
Adobe Systems                                           79,083(b)           2,106,771
Autodesk                                                95,842(b)           2,042,393
Citrix Systems                                          66,992(b)           1,726,384
Microsoft                                              321,254              7,173,602
Nintendo                                                 3,800(c)           1,221,312
Oracle                                                 280,475(b)           5,129,888
Symantec                                                56,226(b)             707,323
                                                                          -----------
Total                                                                      20,107,673
-------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (1.2%)
Vodafone Group                                         542,387(c)           1,043,302
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $113,621,615)                                                      $83,142,821
-------------------------------------------------------------------------------------





                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                    RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2008 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

MONEY MARKET FUND (3.3%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 1.60%              2,848,852(d)          $2,848,852
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $2,848,852)                                                         $2,848,852
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $116,470,467)(e)                                                   $85,991,673
=====================================================================================



NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Oct. 31, 2008, the value of foreign securities represented 8.6% of net assets.

(d) Affiliated Money Market Fund -- See Note 6 to the financial statements. The rate shown is the seven-day current annualized yield at Oct. 31, 2008.

(e) At Oct. 31, 2008, the cost of securities for federal income tax purposes was $118,127,184 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                            $693,791
Unrealized depreciation                         (32,829,302)
-----------------------------------------------------------
Net unrealized depreciation                    $(32,135,511)
-----------------------------------------------------------


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


--------------------------------------------------------------------------------
18  RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2008 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
OCT. 31, 2008


ASSETS
Investments in securities, at value
  Unaffiliated issuers (identified cost $113,621,615)              $  83,142,821
  Affiliated money market fund (identified cost $2,848,852)            2,848,852
--------------------------------------------------------------------------------
Total investments in securities (identified cost $116,470,467)        85,991,673
Capital shares receivable                                                 49,324
Dividends receivable                                                      51,936
Receivable for investment securities sold                                 66,738
--------------------------------------------------------------------------------
Total assets                                                          86,159,671
--------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                    79,899
Accrued investment management services fees                                1,691
Accrued distribution fees                                                    936
Accrued transfer agency fees                                               1,211
Accrued administrative services fees                                         141
Accrued plan administration services fees                                      1
Other accrued expenses                                                    84,634
--------------------------------------------------------------------------------
Total liabilities                                                        168,513
--------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $  85,991,158
--------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $     531,458
Additional paid-in capital                                           466,549,656
Excess of distributions over net investment income                        (1,348)
Accumulated net realized gain (loss)                                (350,610,397)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                         (30,478,211)
--------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $  85,991,158
--------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                             NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $68,868,177           41,145,420                       $1.67(1)
Class B                     $15,072,741           10,575,597                       $1.43
Class C                     $ 1,965,181            1,374,828                       $1.43
Class I                     $     4,802                2,785                       $1.72
Class R4                    $    80,257               47,182                       $1.70
----------------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $1.77. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                    RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2008 ANNUAL REPORT  19

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED OCT. 31, 2008


INVESTMENT INCOME
Income:
Dividends                                                          $  1,253,934
Interest                                                                 17,315
Income distributions from affiliated money market fund                  283,377
Fee income from securities lending                                       42,841
  Less foreign taxes withheld                                           (46,095)
-------------------------------------------------------------------------------
Total income                                                          1,551,372
-------------------------------------------------------------------------------
Expenses:
Investment management services fees                                     857,290
Distribution fees
  Class A                                                               266,728
  Class B                                                               297,356
  Class C                                                                31,112
Transfer agency fees
  Class A                                                               414,611
  Class B                                                               119,972
  Class C                                                                12,378
  Class R4                                                                   74
Administrative services fees                                             83,820
Plan administration services fees -- Class R4                               372
Compensation of board members                                             2,985
Custodian fees                                                           16,845
Printing and postage                                                     69,984
Registration fees                                                        61,015
Professional fees                                                        35,104
Other                                                                     6,880
-------------------------------------------------------------------------------
Total expenses                                                        2,276,526
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                             (372)
  Earnings and bank fee credits on cash balances                         (4,354)
-------------------------------------------------------------------------------
Total net expenses                                                    2,271,800
-------------------------------------------------------------------------------
Investment income (loss) -- net                                        (720,428)
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                             (18,394,450)
  Foreign currency transactions                                          27,252
  Options contracts written                                               9,840
-------------------------------------------------------------------------------
Net realized gain (loss) on investments                             (18,357,358)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                (58,394,053)
-------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies               (76,751,411)
-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $(77,471,839)
-------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
20  RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2008 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED OCT. 31,                                                        2008          2007
OPERATIONS
Investment income (loss) -- net                                    $   (720,428) $ (1,731,686)
Net realized gain (loss) on investments                             (18,357,358)   32,284,685
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                (58,394,053)    8,992,097
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations     (77,471,839)   39,545,096
---------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                     21,369,521    21,370,119
  Class B shares                                                      2,136,740     3,823,491
  Class C shares                                                        522,248       784,042
  Class R4 shares                                                       122,848       221,867
Payments for redemptions
  Class A shares                                                    (31,405,834)  (35,029,639)
  Class B shares                                                    (13,779,456)  (13,037,111)
  Class C shares                                                       (833,165)     (989,760)
  Class I shares                                                         (7,015)           --
  Class R4 shares                                                      (115,949)     (653,020)
---------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions   (21,990,062)  (23,510,011)
---------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                             (99,461,901)   16,035,085
Net assets at beginning of year                                     185,453,059   169,417,974
---------------------------------------------------------------------------------------------
Net assets at end of year                                          $ 85,991,158  $185,453,059
---------------------------------------------------------------------------------------------
Excess of distributions over net investment income                 $     (1,348) $     (1,860)
---------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                    RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2008 ANNUAL REPORT  21

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

CLASS A


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008         2007         2006         2005         2004
Net asset value, beginning of period                 $3.04        $2.42        $1.99        $1.83        $1.72
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          (.01)(b)     (.02)(b)     (.02)        (.02)        (.03)
Net gains (losses) (both realized and
 unrealized)                                         (1.36)         .64          .45          .18          .14
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (1.37)         .62          .43          .16          .11
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $1.67        $3.04        $2.42        $1.99        $1.83
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $69         $139         $123         $120         $146
--------------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                                1.45%        1.60%        1.69%        1.75%        1.74%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         (.34%)       (.80%)       (.89%)       (.92%)      (1.48%)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                81%         167%         196%         115%         349%
--------------------------------------------------------------------------------------------------------------
Total return(e)                                    (45.07%)      25.62%       21.61%        8.74%        6.40%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
22  RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS B


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008         2007         2006         2005         2004
Net asset value, beginning of period                 $2.61        $2.09        $1.74        $1.60        $1.53
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          (.02)(b)     (.04)(b)     (.03)        (.03)        (.04)
Net gains (losses) (both realized and
 unrealized)                                         (1.16)         .56          .38          .17          .11
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (1.18)         .52          .35          .14          .07
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $1.43        $2.61        $2.09        $1.74        $1.60
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $15          $43          $42          $46          $59
--------------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                                2.22%        2.38%        2.47%        2.53%        2.52%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (1.09%)      (1.58%)      (1.66%)      (1.71%)      (2.26%)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                81%         167%         196%         115%         349%
--------------------------------------------------------------------------------------------------------------
Total return(e)                                    (45.21%)      24.88%       20.12%        8.75%        4.58%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                    RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2008 ANNUAL REPORT  23

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS C


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008         2007         2006         2005         2004
Net asset value, beginning of period                 $2.62        $2.10        $1.74        $1.61        $1.53
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          (.02)(b)     (.04)(b)     (.03)        (.03)        (.04)
Net gains (losses) (both realized and
 unrealized)                                         (1.17)         .56          .39          .16          .12
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (1.19)         .52          .36          .13          .08
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $1.43        $2.62        $2.10        $1.74        $1.61
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $2           $4           $3           $3           $4
--------------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                                2.21%        2.36%        2.45%        2.52%        2.49%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (1.10%)      (1.56%)      (1.66%)      (1.69%)      (2.23%)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                81%         167%         196%         115%         349%
--------------------------------------------------------------------------------------------------------------
Total return(e)                                    (45.42%)      24.76%       20.69%        8.07%        5.23%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
24  RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS I


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008         2007         2006         2005     2004(b)
Net asset value, beginning of period                 $3.11        $2.46        $2.01        $1.83        $1.70
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .01(c)      (.01)(c)     (.01)        (.01)        (.02)
Net gains (losses) (both realized and
 unrealized)                                         (1.40)         .66          .46          .19          .15
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (1.39)         .65          .45          .18          .13
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $1.72        $3.11        $2.46        $2.01        $1.83
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--          $--          $--          $--
--------------------------------------------------------------------------------------------------------------
Total expenses(d),(e)                                 .81%         .99%        1.01%        1.04%        1.03%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .31%        (.19%)       (.22%)       (.21%)       (.73%)(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                81%         167%         196%         115%         349%
--------------------------------------------------------------------------------------------------------------
Total return                                       (44.69%)      26.42%       22.39%        9.84%        7.65%(g)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from July 15, 2004 (inception date) to Oct. 31, 2004.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                    RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2008 ANNUAL REPORT  25

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS R4


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008         2007         2006         2005         2004
Net asset value, beginning of period                 $3.07        $2.43        $2.00        $1.83        $1.72
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .01(b)      (.01)(b)     (.02)        (.02)        (.02)
Net gains (losses) (both realized and
 unrealized)                                         (1.38)         .65          .45          .19          .13
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (1.37)         .64          .43          .17          .11
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $1.70        $3.07        $2.43        $2.00        $1.83
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--           $1          $--          $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         1.12%        1.34%        1.47%        1.54%        1.55%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                      .87%        1.34%        1.47%        1.54%        1.55%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .22%        (.52%)       (.68%)       (.73%)      (1.28%)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                81%         167%         196%         115%         349%
--------------------------------------------------------------------------------------------------------------
Total return                                       (44.63%)      26.34%       21.50%        9.29%        6.40%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
26  RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2008 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Global Technology Fund (the Fund) is a series of RiverSource Global Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board of Directors (the Board). The Fund focuses on equity securities of companies in the information technology industry throughout the world.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares are sold without a front-end sales charge or CDSC and are offered to qualifying institutional investors.

At Oct. 31, 2008, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics,

--------------------------------------------------------------------------------
                    RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2008 ANNUAL REPORT  27

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost, which approximates fair value.

OPTION TRANSACTIONS
To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligations depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options (OTC options) trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option

--------------------------------------------------------------------------------
28  RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. Options contracts, including OTC option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the New York Stock Exchange. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. At Oct. 31, 2008, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures and options on futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. At Oct. 31, 2008, the Fund had no outstanding futures contracts.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and

--------------------------------------------------------------------------------
                    RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2008 ANNUAL REPORT  29

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the counterparty will not complete its contract obligations. At Oct. 31, 2008, the Fund had no outstanding forward foreign currency contracts.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Financial Accounting Standards Board (FASB) Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally the tax authorities can examine all the tax returns filed for the last three years.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of options contracts, foreign currency transactions and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in

--------------------------------------------------------------------------------
30  RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $720,940 and accumulated net realized loss has been increased by $27,252 resulting in a net reclassification adjustment to decrease paid-in capital by $693,688.

The tax character of distributions paid for the years indicated is as follows:

For the years ended Oct. 31, 2008 and 2007, there were no distributions.

As of Oct. 31, 2008, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income.................  $          --
Undistributed accumulated long-term gain......  $          --
Accumulated realized loss.....................  $(348,953,680)
Unrealized appreciation (depreciation)........  $ (32,136,276)


RECENT ACCOUNTING PRONOUNCEMENTS
In March 2008, the FASB issued Statement on Financial Accounting Standards No. 161 (SFAS 161), "Disclosures about Derivative Instruments and Hedging
Activities -- an amendment of FASB Statement No. 133," which requires enhanced disclosures about a fund's derivative and hedging activities. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect a fund's financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for periods beginning after Nov. 15, 2008. As of Oct. 31, 2008, management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

On Sept. 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a hierarchy for measuring fair value, and requires additional disclosures about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period. The application of SFAS 157 will be effective for the Fund's fiscal year beginning Nov. 1, 2008. The adoption of SFAS 157 is not anticipated to have a material impact on the Fund's financial statements; however, additional disclosures will be required

--------------------------------------------------------------------------------
                    RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2008 ANNUAL REPORT  31

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.72% to 0.595% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Global Science and Technology Funds Index*. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the management fee by $148,556 for the year ended Oct. 31, 2008. The management fee for the year ended Oct. 31, 2008 was 0.61% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as

* On July 1, 2008, the Lipper Global Science and Technology Funds Index replaced the Lipper Science and Technology Funds Index for purposes of determining the performance incentive adjustment.

--------------------------------------------------------------------------------
32  RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


the Fund's assets increase. The fee for the year ended Oct. 31, 2008 was 0.06% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Oct. 31, 2008, other expenses paid to this company were $755.

COMPENSATION OF BOARD MEMBERS
Compensation of Board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Funds average daily net assets attributable to Class R4 shares for the provision of various administrative record keeping, communication and educational services.


--------------------------------------------------------------------------------
                    RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2008 ANNUAL REPORT  33

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, up to 0.75% of the fee is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed expense") was approximately $482,000 and $24,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of Oct. 31, 2008, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges received by the Distributor for distributing Fund shares were $168,357 for Class A, $21,609 for Class B and $756 for Class C for the year ended Oct. 31, 2008.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Oct. 31, 2008, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), including the adjustment under the terms of a performance incentive arrangement, were as follows:

Class R4............................................  0.87%


The waived/reimbursed fees and expenses for the plan administration services fee at the class level was $372 for Class R4.

The Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Oct. 31, 2009, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed 1.41% for Class R4 of the Fund's average daily net assets.

* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.


--------------------------------------------------------------------------------
34  RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


EARNINGS AND BANK FEE CREDITS
During the year ended Oct. 31, 2008, the Fund's custodian and transfer agency fees were reduced by $4,354 as a result of earnings and bank fee credits from overnight cash balances. The Fund pays custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $107,012,733 and $119,951,469 respectively, for the year ended Oct. 31, 2008. Realized gains and losses are determined on an identified cost basis.

Income from securities lending amounted to $42,841 for the year ended Oct. 31, 2008. Expenses paid to the Investment Manager as securities lending agent were $676 for the year ended Oct. 31, 2008, which are included in other expenses on the Statement of Operations. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. At Oct. 31, 2008, the Fund had no securities out on loan.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                         YEAR ENDED OCT. 31, 2008
                                     ISSUED FOR
                                     REINVESTED                        NET
                           SOLD    DISTRIBUTIONS    REDEEMED   INCREASE (DECREASE)
----------------------------------------------------------------------------------
Class A                 8,799,565        --       (13,224,262)      (4,424,697)
Class B                   993,451        --        (6,754,597)      (5,761,146)
Class C                   254,027        --          (411,849)        (157,822)
Class I                        --        --            (3,097)          (3,097)
Class R4                   48,279        --           (56,646)          (8,367)
----------------------------------------------------------------------------------


                                         YEAR ENDED OCT. 31, 2007
                                     ISSUED FOR
                                     REINVESTED                        NET
                           SOLD    DISTRIBUTIONS    REDEEMED   INCREASE (DECREASE)
----------------------------------------------------------------------------------
Class A                 8,002,124        --       (13,306,617)      (5,304,493)
Class B                 1,671,730        --        (5,677,043)      (4,005,313)
Class C                   339,430        --          (436,868)         (97,438)
Class R4                   88,006        --          (256,250)        (168,244)
----------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                    RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2008 ANNUAL REPORT  35

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

5. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written are as follows:

                                        CALLS                 PUTS
                                 CONTRACTS  PREMIUMS  CONTRACTS  PREMIUMS
-------------------------------------------------------------------------
Balance Oct. 31, 2007                --      $    --      --        $--
Opened                               43        9,840      --         --
Closed                               --           --      --         --
Expired                             (43)      (9,840)     --         --
-------------------------------------------------------------------------
Balance Oct. 31, 2008                --      $    --      --        $--
-------------------------------------------------------------------------


See Note 1 "Summary of Significant Accounting Policies."

6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of the RiverSource Short-Term Cash Fund aggregated $67,154,592 and $75,899,855, respectively, for the year ended Oct. 31, 2008. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found on the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Oct. 31, 2008, can be found in the Portfolio of Investments.

7. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 16, 2008, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $475 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $175 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $650 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal

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36  RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended Oct. 31, 2008.

Under the prior credit facility which was effective until Oct. 15, 2008, the Fund had entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund was permitted to borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which was a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permitted collective borrowings up to $500 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matured no later than 60 days after the date of borrowing. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum.

8. CAPITAL LOSS CARRY-OVER

For federal income tax purposes the Fund had a capital loss carry-over of $348,953,680 at Oct. 31, 2008, that if not offset by capital gains will expire as follows:


    2009            2010           2016
$250,345,326    $81,299,227    $17,309,127


It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

9. RISKS RELATING TO CERTAIN INVESTMENTS

SECTOR RISK
The Fund invests a significant part of its total assets in securities of companies primarily engaged in the technology, media and telecommunications sectors. This may result in greater fluctuations in value than would be the case for a fund invested in a wider variety of unrelated industries. As these sectors increase or decrease in favor with the investing public, the price of securities of companies that rely heavily on those sectors could become increasingly sensitive to downswings in the economy.


--------------------------------------------------------------------------------
                    RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2008 ANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

FOREIGN RISK
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.


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38  RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co., Inc. (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG). In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and the distributor of the Seligman Funds, Seligman Advisors, Inc., relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc., Seligman Data Corp. (transfer agent for the Seligman Funds) and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit. Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by Seligman and not by the Seligman Funds. If the NYAG obtains injunctive relief, Seligman and its affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies. Seligman does not believe that the foregoing legal action or other possible actions will have a material adverse

--------------------------------------------------------------------------------
                    RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2008 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


impact on Seligman or its clients, including the Seligman Funds and other investment companies managed by it; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

11. SUBSEQUENT EVENT

Effective Dec. 15, 2008, the Fund will pay custodian fees to JPMorgan Chase Bank, N.A. and, in addition, JPMorgan Chase Bank, N.A. will serve as the securities lending agent for the Fund.


--------------------------------------------------------------------------------
40  RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2008 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE GLOBAL TECHNOLOGY FUND:



We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Global Technology Fund (the Fund) (one of the portfolios constituting the RiverSource Global Series, Inc.) as of October 31, 2008, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through October 31, 2006, were audited by other auditors whose report dated December 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
                    RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2008 ANNUAL REPORT  41

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued) ------------

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Global Technology Fund of the RiverSource Global Series, Inc. at October 31, 2008, the results of its operations for the year then ended, and changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
December 19, 2008


--------------------------------------------------------------------------------
42  RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2008 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

Fiscal year ended Oct. 31, 2008

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
                    RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2008 ANNUAL REPORT  43

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource complex of funds that each Board member oversees consists of 162 funds, which includes 104 RiverSource funds and 58 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Funds, 1999-2006; former Governor of  None
901 S. Marquette Ave.      1999                  Minnesota
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley College
Age 58
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 69                     2002

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
44  RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (bank holding company) and its principal subsidiary,
Age 64                                           Great Western Bank (federal savings bank)
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C.; Director, Vibration       Lead Outside
901 S. Marquette Ave.      2008                  Control Technologies, LLC (auto vibration technology);   Director, Digital
Minneapolis, MN 55402                            Director and Chairman, Highland Park Michigan Economic   Ally, Inc. (digital
Age 66                                           Development Corp; and Chairman, Detroit Public Schools   imaging); and
                                                 Foundation. Formerly, Chairman and Chief Executive       Infinity, Inc. (oil
                                                 Officer, Q Standards Worldwide, Inc. (library of         and gas exploration
                                                 technical standards); Director, Kerr-McGee Corporation   and production);
                                                 (diversified energy and chemical company); Trustee, New  Director, OGE Energy
                                                 York University Law Center Foundation; Vice Chairman,    Corp. (energy and
                                                 Detroit Medical Center and Detroit Economic Growth       energy services
                                                 Corp.                                                    provider offering
                                                                                                          physical delivery
                                                                                                          and related services
                                                                                                          for both electricity
                                                                                                          and natural gas)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceutical, Inc.
Minneapolis, MN 55402                            Biotech                                                  (biotechnology);
Age 64                                                                                                    Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                    RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2008 ANNUAL REPORT  45

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. and President,
Financial Center           Vice President since  Chairman of the Board and Chief Investment Officer,
Minneapolis, MN 55474      2002                  RiverSource Investments, LLC since 2005; Director,
Age 48                                           President and Chief Executive Officer, Ameriprise
                                                 Certificate Company and Chairman of the Board, Chief
                                                 Executive Officer and President, RiverSource
                                                 Distributors, Inc. since 2006; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc. and Chairman of the Board and Chief
                                                 Investment Officer, RiverSource Investments, LLC, 2001-
                                                 2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.


--------------------------------------------------------------------------------
46  RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           since 2006; Director and Vice President -- Asset
Minneapolis, MN 55474                            Management, Products and Marketing, RiverSource
Age 43                                           Distributors, Inc. since 2006; Managing Director and
                                                 Global Head of Product, Morgan Stanley Investment
                                                 Management, 2004-2006; President, Touchstone
                                                 Investments, 2002-2004
--------------------------------------------------------------------------------------------------------

Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 44                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Vice President -- Asset Management and Trust Company
5228 Ameriprise Financial  2006                  Services, RiverSource Investments, LLC since 2006; Vice
Center Minneapolis, MN                           President -- Operations and Compliance, RiverSource
55474                                            Investments, LLC, 2004-2006; Director of Product
Age 43                                           Development -- Mutual Funds, Ameriprise Financial,
                                                 Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006
Minneapolis, MN 55474
Age 53
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 49                                           since 2006; Vice President, General Counsel and
                                                 Secretary, Ameriprise Certificate Company since 2005;
                                                 Vice President -- Asset Management Compliance,
                                                 Ameriprise Financial, Inc., 2004-2005; Senior Vice
                                                 President and Chief Compliance Officer, USBancorp Asset
                                                 Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Jennifer D. Lammers        Chief Compliance      U.S. Asset Management Chief Compliance Officer,
172 Ameriprise Financial   Officer since 2006    RiverSource Investments, LLC since 2006;
Center                                           Director -- Mutual Funds, Voyageur Asset Management,
Minneapolis, MN 55474                            2003-2006; Director of Finance, Voyageur Asset
Age 48                                           Management, 2000-2003

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2008 ANNUAL REPORT  47

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Neysa M. Alecu             Money Laundering      Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise Financial  Prevention Officer    Ameriprise Financial, Inc. since 2004; Manager Anti-
Center                     since 2004            Money Laundering, Ameriprise Financial, Inc., 2003-
Minneapolis, MN 55474                            2004; Compliance Director and Bank Secrecy Act Officer,
Age 44                                           American Express Centurion Bank, 2000-2003
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
48  RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2008 ANNUAL REPORT

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
                    RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2008 ANNUAL REPORT  49

RIVERSOURCE GLOBAL TECHNOLOGY FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by RiverSource Distributors, Inc., Member FINRA, and managed by RiverSource Investments, LLC. These companies are part of Ameriprise Financial, Inc.
(RIVERSOURCE INVESTMENTS LOGO)  (C) 2008 RiverSource Distributors, Inc.                           S-6395 N (12/08)

Annual Report
and Prospectus                                               (THREADNEEDLE LOGO)

THREADNEEDLE
EMERGING MARKETS FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
OCTOBER 31, 2008
(Prospectus also enclosed)

THREADNEEDLE EMERGING MARKETS FUND SEEKS TO PROVIDE
SHAREHOLDERS WITH LONG-TERM CAPITAL GROWTH.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    3

Manager Commentary.................    6

The Fund's Long-term Performance...   12

Fund Expenses Example..............   14

Portfolio of Investments...........   16

Statement of Assets and
  Liabilities......................   20

Statement of Operations............   21

Statements of Changes in Net
  Assets...........................   22

Financial Highlights...............   23

Notes to Financial Statements......   29

Report of Independent Registered
  Public Accounting Firm...........   44

Federal Income Tax Information.....   46

Board Members and Officers.........   47

Proxy Voting.......................   52




RIVERSOURCE FAMILY OF FUNDS
Threadneedle Funds are a part of the RiverSource family of funds that includes funds branded
"RiverSource," "RiverSource Partners," and
"Threadneedle." These funds share the same Board of Directors/Trustees and officers.

Please see the pages that follow this report for a list of mutual funds that are included in the RiverSource family of funds.
                     (DALBAR LOGO)

The RiverSource mutual fund shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The
Seal recognizes communications demonstrating a level of excellence in the industry.


--------------------------------------------------------------------------------
2  THREADNEEDLE EMERGING MARKETS FUND -- 2008 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> The Threadneedle Emerging Markets Fund (the Fund) Class A shares declined
  57.79% (excluding sales charge) for the 12 months ended Oct. 31, 2008.

> The Fund underperformed its benchmark, the Morgan Stanley Capital
  International (MSCI) Emerging Markets Index, which fell 56.22%.

> The Fund's peer group, the Lipper Emerging Markets Funds Index, declined
  56.42% for the period.

ANNUALIZED TOTAL RETURNS (for period ended Oct. 31, 2008)
--------------------------------------------------------------------------------


                                   1 year  3 years  5 years  10 years
---------------------------------------------------------------------
Threadneedle Emerging Markets
  Fund Class A (excluding sales
  charge)                         -57.79%   -0.71%   +8.42%    +9.06%
---------------------------------------------------------------------
MSCI Emerging Markets Index
  (unmanaged)                     -56.22%   -0.07%   +9.87%   +10.05%
---------------------------------------------------------------------
Lipper Emerging Markets Funds
  Index                           -56.42%   -2.03%   +8.74%   +9.39%
---------------------------------------------------------------------


(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
                     THREADNEEDLE EMERGING MARKETS FUND -- 2008 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
           X              LARGE
                          MEDIUM   SIZE
                          SMALL



Shading within the style matrix indicates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.



ANNUAL OPERATING EXPENSE RATIO
(as of the current prospectus)
--------------------------------------------------------------------------------

                      Total      Net
                    expenses  expenses
--------------------------------------
Class A               1.87%     1.87%
--------------------------------------
Class B               2.62%     2.62%
--------------------------------------
Class C               2.63%     2.63%
--------------------------------------
Class I               1.42%     1.42%
--------------------------------------
Class R4              1.73%     1.72%(a)
--------------------------------------
Class R5              1.47%     1.47%
--------------------------------------



(a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2009, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that increased the management fee by 0.08% for the year ended Oct. 31, 2008), will not exceed 1.64% for Class R4.

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.


--------------------------------------------------------------------------------
4  THREADNEEDLE EMERGING MARKETS FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT OCT. 31, 2008
                                                                    SINCE
Without sales charge         1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION*
Class A (inception
  11/13/96)                 -57.79%   -0.71%   +8.42%   +9.06%       N/A
---------------------------------------------------------------------------
Class B (inception
  11/13/96)                 -58.08%   -1.43%   +7.57%   +8.22%       N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                  -58.15%   -1.42%   +7.61%     N/A      +3.48%
---------------------------------------------------------------------------
Class I (inception
  3/4/04)                   -57.63%   -0.28%     N/A      N/A      +5.37%
---------------------------------------------------------------------------
Class R4 (inception
  11/13/96)                 -57.58%   -0.44%   +8.68%   +9.32%       N/A
---------------------------------------------------------------------------
Class R5 (inception
  08/1/08)                     N/A      N/A      N/A      N/A     -44.96%**
---------------------------------------------------------------------------

With sales charge
Class A (inception
  11/13/96)                 -60.20%   -2.64%   +7.15%   +8.50%       N/A
---------------------------------------------------------------------------
Class B (inception
  11/13/96)                 -59.70%   -2.22%   +7.32%   +8.22%       N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                  -58.41%   -1.42%   +7.61%     N/A      +3.48%
---------------------------------------------------------------------------



AT SEPT. 30, 2008
                                                                  SINCE
Without sales charge       1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION*
Class A (inception
  11/13/96)               -33.20%   +8.23%  +17.68%   +13.60%      N/A
-------------------------------------------------------------------------
Class B (inception
  11/13/96)               -33.74%   +7.40%  +16.77%   +12.73%      N/A
-------------------------------------------------------------------------
Class C (inception
  6/26/00)                -33.75%   +7.40%  +16.74%      N/A     +7.67%
-------------------------------------------------------------------------
Class I (inception
  3/4/04)                 -32.91%   +8.72%     N/A       N/A    +13.25%
-------------------------------------------------------------------------
Class R4 (inception
  11/13/96)               -32.86%   +8.52%  +17.94%   +13.87%      N/A
-------------------------------------------------------------------------
Class R5 (inception
  08/1/08)                   N/A      N/A      N/A       N/A    -23.61%**
-------------------------------------------------------------------------

With sales charge
Class A (inception
  11/13/96)               -37.04%   +6.11%  +16.28%   +13.01%      N/A
-------------------------------------------------------------------------
Class B (inception
  11/13/96)               -36.29%   +6.54%  +16.56%   +12.73%      N/A
-------------------------------------------------------------------------
Class C (inception
  6/26/00)                -34.26%   +7.40%  +16.74%      N/A     +7.67%
-------------------------------------------------------------------------



Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R4 and Class R5 shares. Class I, Class R4 and Class R5 shares are available to institutional investors only.

 *For classes with less than 10 years performance.

**Not annualized.


--------------------------------------------------------------------------------
                     THREADNEEDLE EMERGING MARKETS FUND -- 2008 ANNUAL REPORT  5

MANAGER COMMENTARY -------------------------------------------------------------

Below, Threadneedle Emerging Markets Fund portfolio managers Julian Thompson and Jules Mort of Threadneedle International Limited (Threadneedle) discuss the Fund's results and positioning for the fiscal year ended Oct. 31, 2008. Threadneedle, an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., acts as the subadvisor to the Fund.

Dear Shareholders,

The Threadneedle Emerging Markets Fund (the Fund) Class A shares declined 57.79% (excluding sales charge) for the 12 months ended Oct. 31, 2008. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index, which fell 56.22%. The Fund's peer group, the Lipper Emerging Markets Funds Index, declined 56.42% for the period.


COUNTRY DIVERSIFICATION (at Oct. 31, 2008; % of portfolio assets)
---------------------------------------------------------------------

Bermuda                                     1.0%
------------------------------------------------
Brazil                                     12.2%
------------------------------------------------
Canada                                      0.8%
------------------------------------------------
China                                      14.4%
------------------------------------------------
Czech Republic                              1.1%
------------------------------------------------
Hong Kong                                   7.5%
------------------------------------------------
India                                       7.3%
------------------------------------------------
Indonesia                                   1.4%
------------------------------------------------
Israel                                      6.7%
------------------------------------------------
Malaysia                                    1.3%
------------------------------------------------
Mexico                                      6.7%
------------------------------------------------
Norway                                      0.1%
------------------------------------------------
Russia                                      7.6%
------------------------------------------------
South Africa                                8.3%
------------------------------------------------
South Korea                                 9.1%
------------------------------------------------
Taiwan                                      7.4%
------------------------------------------------
Thailand                                    1.1%
------------------------------------------------
Turkey                                      1.2%
------------------------------------------------
Other(1)                                    4.8%
------------------------------------------------


(1) Cash & Cash Equivalents.


--------------------------------------------------------------------------------
6  THREADNEEDLE EMERGING MARKETS FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

SIGNIFICANT PERFORMANCE FACTORS
This has been a very difficult period for emerging market equities. The bull market cycle for the emerging market universe peaked last October, just before the start of the Fund's fiscal period. Since then the U.S. credit crisis has caused increased risk aversion and a shortage of liquidity in the global banking system. Investors have sold securities perceived to be riskier and reinvested the assets in dollar-denominated securities, pushing the value of the dollar higher relative to most emerging market currencies. Rising risk aversion has reduced the amount of money people are willing to invest in emerging markets and falling demand for these securities has driven down equity prices.

Emerging market economies are quite sensitive to global economic trends because they are typically large exporters of either commodities or manufactured goods. Domestic consumption tends to be a smaller percentage of the gross national product in emerging market countries. The economic slowdown in developed nations has reduced demand for commodities and other emerging market exports. As a result, economic growth rates in emerging market countries have also declined.

For the fiscal year, there was little difference in the performance of various sectors or the results from different regions in the emerging market universe. Asia underperformed, while Latin America and Eastern

TOP TEN HOLDINGS (at Oct. 31, 2008; % of portfolio assets)
---------------------------------------------------------------------

China Mobile (Hong Kong)                      6.5%
-------------------------------------------------
Gazprom ADR (Russia)                          4.4%
-------------------------------------------------
Samsung Electronics (South Korea)             4.0%
-------------------------------------------------
Redecard (Brazil)                             3.7%
-------------------------------------------------
Taiwan Semiconductor Mfg ADR (Taiwan)         3.3%
-------------------------------------------------
Petroleo Brasileiro ADR (Brazil)              3.1%
-------------------------------------------------
Industrial & Commercial Bank of China         3.0%
  Series H (China)
-------------------------------------------------
Teva Pharmaceutical Inds ADR (Israel)         2.9%
-------------------------------------------------
Ping An Insurance Group of China Series H     2.7%
  (China)
-------------------------------------------------
America Movil ADR Series L (Mexico)           2.3%
-------------------------------------------------


For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
                     THREADNEEDLE EMERGING MARKETS FUND -- 2008 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------


Europe/the Mid East/Africa slightly outperformed the MSCI Emerging Markets Index. The Fund's results suffered from a larger weighting in Russia than the MSCI Emerging Markets Index, while being overweight in Brazil was advantageous.

Cyclical sectors such as industrials, materials, financials and energy were the weaker performers within the MSCI Emerging Markets Index. Health care was the only sector to hold up much better than the overall MSCI Emerging Markets Index. The Fund entered the period with a larger materials weighting than the MSCI Emerging Markets Index and, on average, maintained a larger energy weighting throughout the period. Though these positions were helpful to performance early in the fiscal year, they were detrimental in the latter months as it became clear that the world economy, including China, was slowing. The portfolio benefited from having a larger health care weighting and smaller industrials and financials positions than the MSCI Emerging Markets Index.

Stock selection was mainly responsible for the Fund's underperformance of the MSCI Emerging Markets Index. Three Russian holdings were key detractors. Coal and steel company MECHEL came under political pressure and declined on concerns that the Russian government might appropriate some of its assets. MMC NORILSK NICKEL, a mining company that is the world's largest nickel producer, also suffered from fear that it might ultimately pass into state ownership. Energy company ROSNEFT OIL declined on concerns about its high level of short-term debt. The Russian government is the company's majority shareholder so the credit issues should not have been a problem. However, the whole Russian market weakened during the period. We gradually sold the portfolio's holdings of Mechel and Rosneft.

REDECARD in Brazil had a positive effect on relative performance. One of the portfolio's larger holdings at the beginning of the fiscal year, Redecard has the MasterCard franchise in Brazil and has produced very good results this year. We added to the portfolio's holdings throughout the period. The company is a transaction processor that does not take on credit risk, but benefits from increased volume as people use credit cards more often in place of cash. We think the outlook for the company remains favorable. It has a good dividend yield and the Brazilian economy seems to be somewhat insulated from the global slowdown.

--------------------------------------------------------------------------------
8  THREADNEEDLE EMERGING MARKETS FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


Exports are a lesser percentage of Brazil's GDP than in other emerging market countries, and Brazilian consumers have less debt so they have not been reducing spending as much as in other nations.

CHANGES TO THE FUND'S PORTFOLIO
We decreased the portfolio's Russian exposure very significantly. We also moved Brazil from an overweight to a weighting about equal to the MSCI Emerging Markets Index. Though we think Brazil is well positioned for the global slowdown, the market has a large number of commodity companies and we reduced our exposure in that sector, resulting in a reduction in the portfolio's Brazil weighting. We maintained exposure to Brazil's domestic economy.

We increased the portfolio's holdings in China, which became the largest country allocation in the Fund. Our strategy is to focus the portfolio on countries whose economies are in the strongest position to withstand the global economic slowdown. The Chinese government has a healthy fiscal surplus, has relatively low external debt and has announced a massive infrastructure program to counter the loss of export demand. The Chinese banking system is well funded, with a low ratio of loans to deposits, so we believe it is in a position to increase lending. In our view, China appears well positioned to prevail through the global slowdown.

We kept the portfolio very underweight in South Korea and Taiwan due to their dependence on the consumer electronics industry and their indirect exposure to consumer and business spending in developed markets. The domestic banking systems


  We have focused on companies that we believe have solid franchises, stable revenue generators and healthy balance sheets.






--------------------------------------------------------------------------------
                     THREADNEEDLE EMERGING MARKETS FUND -- 2008 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------


in both countries are not well funded and consumers have high debt so domestic spending may suffer as well.

Regarding the portfolio's sector weightings, we reduced exposure to the materials sector, particularly steel and iron ore stocks. We also reduced the energy weighting. We increased holdings of health care stocks and software companies within the technology sector.

We moved from an underweight in the financials sector to an overweight. Though financials stocks in emerging markets have suffered in sympathy with the financials sell-off in developed markets, we believe most emerging market financial stocks have better funding structures and higher asset quality than their counterparts in the U.S. and Europe. We have added to what we consider the most attractive banks from a quality and funding perspective. We have found these mainly in China, Brazil and South Africa. We sold the portfolio's holdings of SBERBANK in Russia because of concerns about the security of Russia's banking sector.

OUR FUTURE STRATEGY
In summary, we have positioned the portfolio quite defensively for what is clearly a downturn in the global economy. We have focused on companies that we believe have solid franchises, stable revenue generators and healthy balance sheets. We reduced the number of portfolio holdings, consolidating assets into what we think are the companies best able to weather the downturn.

The portfolio's key regional overweights are China and Mexico. We consider the quality of companies in Mexico to be very high. The portfolio has slightly more cash than normal to enable us to take advantage of market volatility.


--------------------------------------------------------------------------------
10  THREADNEEDLE EMERGING MARKETS FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

In general, we expect earnings to fall in 2009, but we think price/earnings multiples for emerging markets will be attractive, both on an historical basis and relative to developed markets. Though the environment is likely to remain volatile, we do think emerging markets will be able to survive the downturn without any major financial crisis.



(PHOTO - JULIAN THOMPSON)                                             (PHOTO - JULES MORT)

Julian Thompson, PhD                                                  Jules Mort
Portfolio Manager                                                     Deputy Portfolio Manager




Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource fund.


--------------------------------------------------------------------------------
                    THREADNEEDLE EMERGING MARKETS FUND -- 2008 ANNUAL REPORT  11

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Threadneedle Emerging Markets Fund Class A shares (from 11/1/98 to 10/31/08) as compared to the performance of two widely cited performance indices, the Morgan Stanley Capital International (MSCI) Emerging Markets Index and the Lipper Emerging Markets Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Oct. 31, 2008
                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
THREADNEEDLE EMERGING MARKETS FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                  $3,980    $9,229   $14,124    $22,431
------------------------------------------------------------------------------------------
        Average annual total return                 -60.20%    -2.64%    +7.15%     +8.50%
------------------------------------------------------------------------------------------
MSCI EMERGING MARKETS INDEX(1)
        Cumulative value of $10,000                  $4,378    $9,979   $16,010    $26,064
------------------------------------------------------------------------------------------
        Average annual total return                 -56.22%    -0.07%    +9.87%    +10.05%
------------------------------------------------------------------------------------------
LIPPER EMERGING MARKETS FUNDS INDEX(2)
        Cumulative value of $10,000                  $4,358    $9,403   $15,204    $24,545
------------------------------------------------------------------------------------------
        Average annual total return                 -56.42%    -2.03%    +8.74%     +9.39%
------------------------------------------------------------------------------------------



Results for other share classes can be found on page 5.


--------------------------------------------------------------------------------
12  THREADNEEDLE EMERGING MARKETS FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN THREADNEEDLE EMERGING MARKETS FUND LINE GRAPH)

                     THREADNEEDLE EMERGING
                          MARKETS FUND
                            CLASS A                               LIPPER EMERGING
                        (INCLUDES SALES         MSCI EMERGING      MARKETS FUNDS
                            CHARGE)           MARKETS INDEX(1)        INDEX(2)
                     ---------------------    ----------------    ---------------
10/98                      $   9,425              $  10,000          $  10,000
10/99                         13,684                 14,463             13,641
10/00                         13,192                 13,189             13,057
10/01                         10,121                 10,095             10,157
10/02                         10,971                 10,947             10,881
10/03                         14,975                 16,282             16,145
10/04                         17,384                 19,441             19,629
10/05                         22,918                 26,117             26,100
10/06                         31,592                 35,367             35,134
10/07                         53,141                 59,534             56,323
10/08                         22,431                 26,064             24,545




(1) The MSCI Emerging Markets Index, an unmanaged market capitalization-weighted index, is designed to measure equity market performance in the global emerging markets. The index reflects reinvestment of all distributions and changes in market prices.

(2) The Lipper Emerging Markets Funds Index includes the 30 largest emerging markets funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
                    THREADNEEDLE EMERGING MARKETS FUND -- 2008 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until Oct. 31, 2008.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
14  THREADNEEDLE EMERGING MARKETS FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

                                   BEGINNING        ENDING        EXPENSES
                                 ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                MAY 1, 2008(A)  OCT. 31, 2008  THE PERIOD(B)  EXPENSE RATIO
-------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $  479.20        $ 7.12         1.91%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,015.58        $ 9.70         1.91%
-------------------------------------------------------------------------------------------

Class B
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $  476.80        $ 9.94         2.67%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,011.75        $13.54         2.67%
-------------------------------------------------------------------------------------------

Class C
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $  476.90        $ 9.94         2.67%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,011.75        $13.54         2.67%
-------------------------------------------------------------------------------------------

Class I
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $  480.30        $ 5.34         1.43%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,018.00        $ 7.27         1.43%
-------------------------------------------------------------------------------------------

Class R4
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $  480.40        $ 6.49         1.74%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,016.43        $ 8.84         1.74%
-------------------------------------------------------------------------------------------

Class R5
-------------------------------------------------------------------------------------------
  Actual(d)                         $1,000        $  550.40        $ 2.84         1.47%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,017.80        $ 7.48         1.47%
-------------------------------------------------------------------------------------------


(a) The beginning account value for Class R5 is as of Aug. 1, 2008 (when shares of the class became publicly available) for actual expense calculations, and as of May 1, 2008 for hypothetical expense calculations.
(b) Expenses for Classes A, B, C, I and R4 are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Actual expenses for Class R5 are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 91/365 (to reflect the period from Aug. 1, 2008 to Oct. 31, 2008). Hypothetical expenses for Class R5 are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(c) Based on the actual return for the six months ended Oct. 31, 2008: -52.08% for Class A, -52.32% for Class B, -52.31% for Class C, -51.97% for Class I and -51.96% for Class R4.
(d) Based on the actual return for the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008: -44.96% for Class R5.


--------------------------------------------------------------------------------
                    THREADNEEDLE EMERGING MARKETS FUND -- 2008 ANNUAL REPORT  15

PORTFOLIO OF INVESTMENTS  ------------------------------------------------------

OCT. 31, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES




COMMON STOCKS (95.8%)(c)
ISSUER                                                 SHARES                VALUE(a)
BERMUDA (1.0%)
Credicorp                                                               $-
                                                         72,761       2,857,324
-------------------------------------------------------------------------------------

BRAZIL (12.2%)
AmBev ADR                                                54,439       2,313,658
Banco Bradesco                                          255,100       2,937,551
Companhia Vale do Rio Doce ADR                          211,011       2,768,464
MRV Engenharia e Participacoes                          160,400       833,218
Multiplan Empreendimentos Imobiliarios                  399,849(b)    2,017,774
PDG Realty                                              269,800       1,381,506
Petroleo Brasileiro ADR                                 327,760       8,813,466
Redecard                                                955,100       10,405,191
UNIBANCO -- Uniao de Bancos Brasileiros GDR              52,661       3,321,857
                                                                         ------------
Total                                                                      34,792,685
-------------------------------------------------------------------------------------

CANADA (0.8%)
Yamana Gold                                             460,420       2,131,745
-------------------------------------------------------------------------------------

CHINA (14.4%)
China Construction Bank Series H                      9,620,000       4,772,560
China Life Insurance Series H                         2,005,000       5,358,462
China Medical Technologies ADR                           77,736       1,894,426
China Merchants Bank Series H                         2,439,000       3,736,882
CNOOC ADR                                                71,752       5,861,421
Industrial &  Commercial Bank of China Series
 H                                                   18,359,000       8,638,789
Li Ning                                               1,691,500       2,093,436
Minth Group                                           2,484,000       868,102
Ping An Insurance Group of China Series H             1,825,000       7,805,478
                                                                         ------------
Total                                                                      41,029,556
-------------------------------------------------------------------------------------

CZECH REPUBLIC (1.1%)
CEZ                                                      70,000       3,033,756
-------------------------------------------------------------------------------------

HONG KONG (7.5%)
China Mobile                                          2,084,000       18,347,176
China Overseas Land & Investment                      2,566,000       2,897,869
                                                                         ------------
Total                                                                      21,245,045
-------------------------------------------------------------------------------------

INDIA (7.4%)
Bharat Heavy Electricals                                 91,662       2,435,150
Bharti Airtel                                           412,765(b)    5,573,659
Housing Development Finance                              87,154       3,163,627
Infosys Technologies                                    191,779       5,574,974
Reliance Inds                                           145,110       4,113,500
                                                                         ------------
Total                                                                      20,860,910
-------------------------------------------------------------------------------------

INDONESIA (1.4%)
Bank Rakyat Indonesia                                 8,962,000       2,729,545
Bumi Resources                                        7,288,500(g)    1,136,986
                                                                         ------------
Total                                                                       3,866,531
-------------------------------------------------------------------------------------

ISRAEL (6.8%)
Check Point Software Technologies                       297,210(b)    6,009,586
Israel Chemicals                                        491,565       4,979,313
Teva Pharmaceutical Inds ADR                            190,786       8,180,903
                                                                         ------------
Total                                                                      19,169,802
-------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
16  THREADNEEDLE EMERGING MARKETS FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

MALAYSIA (1.3%)
IOI                                                                     $-
                                                      2,647,300       2,101,445
KNM Group                                             9,350,150       1,587,707
                                                                         ------------
Total                                                                       3,689,152
-------------------------------------------------------------------------------------

MEXICO (6.8%)
America Movil ADR Series L                              207,252       6,412,377
Grupo Financiero Banorte Series O                     1,930,900       3,543,198
Grupo Televisa ADR                                      252,920       4,466,567
Wal-Mart de Mexico Series V                           1,747,500       4,707,272
                                                                         ------------
Total                                                                      19,129,414
-------------------------------------------------------------------------------------

NORWAY (0.1%)
Copeinca                                                110,800(b)    181,059
-------------------------------------------------------------------------------------

RUSSIA (7.7%)
Eurasia Drilling GDR                                    243,662(b,d,e)1,339,747
Gazprom ADR                                             617,321       12,577,916
MMC Norilsk Nickel ADR                                  201,865       2,025,853
Pharmstandard                                            72,811(b)    1,830,430
Sibirskiy Cement                                         24,589       1,475,340
Vimpel-Communications ADR                               163,588       2,372,026
                                                                         ------------
Total                                                                      21,621,312
-------------------------------------------------------------------------------------

SOUTH AFRICA (8.4%)
ABSA Group                                              335,510       3,517,898
Aveng                                                   720,771       3,571,281
Gold Fields                                             485,399       3,386,473
Gold Fields ADR                                         218,148       1,450,684
Impala Platinum Holdings                                258,879       2,707,989
MTN Group                                               350,937       3,949,297
Murray & Roberts Holdings                               272,391       1,848,111
Sasol                                                   109,036       3,225,527
                                                                         ------------
Total                                                                      23,657,260
-------------------------------------------------------------------------------------

SOUTH KOREA (9.2%)
Hyundai Motor                                            68,408       3,163,629
Infopia                                                  65,450       488,514
KT                                                       34,150       870,018
LG Electronics                                           45,653       3,411,257
NHN                                                      33,539(b)    3,572,276
Samsung Electronics                                      27,090       11,430,540
Yuhan                                                    20,363       2,964,512
                                                                         ------------
Total                                                                      25,900,746
-------------------------------------------------------------------------------------

TAIWAN (7.4%)
Asustek Computer                                      2,037,062       2,919,344
Chunghwa Telecom                                      1,286,460       2,129,621
First Financial Holding                               4,196,764       1,980,311
Hon Hai Precision Industry                            1,098,250       2,652,248
Taiwan Semiconductor Mfg ADR                          1,119,988       9,251,101
Tripod Technology                                     1,008,155       1,232,753
U-Ming Marine Transport                                 635,000       741,724
                                                                         ------------
Total                                                                      20,907,102
-------------------------------------------------------------------------------------

THAILAND (1.1%)
Kasikornbank                                          2,094,800       3,066,297
-------------------------------------------------------------------------------------

TURKEY (1.2%)
Turkiye Garanti Bankasi                               2,008,865(b)    3,374,384
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $424,358,342)                                                     $270,514,080
-------------------------------------------------------------------------------------



MONEY MARKET FUND (4.8%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 1.60%                                 $-
                                                     13,521,361(f)    13,521,361
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $13,521,361)                                                       $13,521,361
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $437,879,703)(h)                                                  $284,035,441
=====================================================================================





                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                    THREADNEEDLE EMERGING MARKETS FUND -- 2008 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

SUMMARY OF INVESTMENTS IN SECURITIES BY INDUSTRY

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total net assets at Oct. 31, 2008:

                                          PERCENTAGE OF
INDUSTRY                                    NET ASSETS        VALUE
-----------------------------------------------------------------------
Auto Components                                 0.3%           $868,102
Automobiles                                     1.1           3,163,629
Beverages                                       0.8           2,313,658
Chemicals                                       1.8           4,979,313
Commercial Banks                               15.8          44,476,596
Computers & Peripherals                         1.0           2,919,344
Construction & Engineering                      1.3           3,571,281
Diversified Telecommunication Services          1.9           5,371,665
Electric Utilities                              1.1           3,033,756
Electrical Equipment                            0.9           2,435,150
Electronic Equipment, Instruments &
  Components                                    1.4           3,885,001
Energy Equipment & Services                     1.0           2,927,454
Food & Staples Retailing                        1.7           4,707,272
Food Products                                   0.8           2,282,504
Health Care Equipment & Supplies                0.8           2,382,940
Household Durables                              2.0           5,625,981
Industrial Conglomerate                         0.6           1,848,111
Insurance                                       4.7          13,163,940
Internet Software & Services                    1.3           3,572,276
IT Services                                     5.7          15,980,165
Leisure Equipment & Products                    0.7           2,093,436
Marine                                          0.3             741,724
Media                                           1.6           4,466,567
Metals & Mining                                 5.1          14,471,208
Multi-Utilities                                 0.5           1,475,340
Oil, Gas & Consumable Fuels                    12.7          35,728,816
Pharmaceuticals                                 4.6          12,975,845
Real Estate Management & Development            1.7           4,915,643
Semiconductors & Semiconductor
  Equipment                                     7.3          20,681,641
Software                                        2.1           6,009,586
Thrifts & Mortgage Finance                      1.1           3,163,627
Wireless Telecommunication Services            12.1          34,282,509
Other(1)                                        4.8          13,521,361
-----------------------------------------------------------------------
Total                                                      $284,035,441
-----------------------------------------------------------------------


(1) Cash & Cash Equivalents.


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  THREADNEEDLE EMERGING MARKETS FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Oct. 31, 2008, the value of these securities amounted to $1,339,747 or 0.5% of net assets.

(e)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to procedures approved, in good faith, by the Fund's Board of Directors. Information concerning such security holdings at Oct. 31, 2008, is as follows:

                                           ACQUISITION
     SECURITY                                 DATES                 COST
     ----------------------------------------------------------------------
     Eurasia Drilling GDR*           11-02-07 thru 04-15-08      $5,741,380


     * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(f) Affiliated Money Market Fund -- See Note 5 to the financial statements. The rate shown is the seven-day current annualized yield at Oct. 31, 2008.

(g) Security valued by management at fair value according to procedures approved, in good faith, by the Board.

(h) At Oct. 31, 2008, the cost of securities for federal income tax purposes was $449,749,120 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                           $2,377,852
     Unrealized depreciation                         (168,091,531)
     ------------------------------------------------------------
     Net unrealized depreciation                    $(165,713,679)
     ------------------------------------------------------------


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


--------------------------------------------------------------------------------
                    THREADNEEDLE EMERGING MARKETS FUND -- 2008 ANNUAL REPORT  19

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
OCT. 31, 2008


ASSETS
Investments in securities, at value
  Unaffiliated issuers (identified cost $424,358,342)              $ 270,514,080
  Affiliated money market fund (identified cost $13,521,361)          13,521,361
--------------------------------------------------------------------------------
Total investments in securities (identified cost $437,879,703)       284,035,441
Cash                                                                     667,406
Foreign currency holdings (identified cost $1,911,096)                 1,906,201
Capital shares receivable                                                202,353
Dividends and accrued interest receivable                                435,788
Receivable for investment securities sold                             12,802,608
--------------------------------------------------------------------------------
Total assets                                                         300,049,797
--------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                   278,847
Payable for investment securities purchased                           17,212,931
Accrued investment management services fees                                8,332
Accrued distribution fees                                                  2,524
Accrued transfer agency fees                                               2,573
Accrued administrative services fees                                         607
Accrued plan administration services fees                                      5
Other accrued expenses                                                   320,472
--------------------------------------------------------------------------------
Total liabilities                                                     17,826,291
--------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $ 282,223,506
--------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $     576,740
Additional paid-in capital                                           456,206,763
Excess of distributions over net investment income                        (5,170)
Accumulated net realized gain (loss)                                 (20,707,820)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                        (153,847,007)
--------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $ 282,223,506
--------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                              NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $250,088,197           50,453,378                       $4.96(1)
Class B                     $ 28,179,486            6,354,512                       $4.43
Class C                     $  3,162,935              711,847                       $4.44
Class I                     $      7,972                1,558                       $5.12
Class R4                    $    782,170              152,215                       $5.14
Class R5                    $      2,746                  535                       $5.13
-----------------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $5.26. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
20  THREADNEEDLE EMERGING MARKETS FUND -- 2008 ANNUAL REPORT

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED OCT. 31, 2008


INVESTMENT INCOME
Income:
Dividends                                                          $  17,185,342
Interest                                                                  64,517
Income distributions from affiliated money market fund                   412,142
  Less foreign taxes withheld                                         (1,058,784)
--------------------------------------------------------------------------------
Total income                                                          16,603,217
--------------------------------------------------------------------------------
Expenses:
Investment management services fees                                    7,352,591
Distribution fees
  Class A                                                              1,283,814
  Class B                                                                701,567
  Class C                                                                 62,513
Transfer agency fees
  Class A                                                                972,852
  Class B                                                                139,042
  Class C                                                                 12,334
  Class R4                                                                   868
  Class R5                                                                     1
Administrative services fees                                             498,019
Plan administration services fees -- Class R4                              4,342
Compensation of board members                                             13,359
Custodian fees                                                           693,125
Printing and postage                                                     117,050
Registration fees                                                         86,716
Professional fees                                                         79,151
Other                                                                    168,800
--------------------------------------------------------------------------------
Total expenses                                                        12,186,144
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                            (4,460)
  Earnings and bank fee credits on cash balances                         (14,844)
--------------------------------------------------------------------------------
Total net expenses                                                    12,166,840
--------------------------------------------------------------------------------
Investment income (loss) -- net                                        4,436,377
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                              (18,203,439)
  Foreign currency transactions                                       (1,454,385)
--------------------------------------------------------------------------------
Net realized gain (loss) on investments                              (19,657,824)
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
  currencies                                                        (421,981,869)
--------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies               (441,639,693)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $(437,203,316)
--------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                    THREADNEEDLE EMERGING MARKETS FUND -- 2008 ANNUAL REPORT  21

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED OCT. 31,                                                     2008           2007
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $   4,436,377  $   1,517,079
Net realized gain (loss) on investments                              (19,657,824)   156,013,553
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                (421,981,869)   189,936,461
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations     (437,203,316)   347,467,093
-----------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                           (7,733,781)            --
    Class B                                                             (584,169)            --
    Class C                                                              (60,487)            --
    Class I                                                             (828,121)            --
    Class R4                                                             (23,143)            --
  Net realized gain
    Class A                                                         (117,775,823)   (98,239,230)
    Class B                                                          (18,510,075)   (18,762,771)
    Class C                                                           (1,520,014)    (1,196,069)
    Class I                                                           (9,800,247)    (9,664,518)
    Class R4                                                            (416,434)    (1,447,673)
-----------------------------------------------------------------------------------------------
Total distributions                                                 (157,252,294)  (129,310,261)
-----------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                     109,825,373     91,841,700
  Class B shares                                                      12,474,577     12,086,529
  Class C shares                                                       2,616,649      1,969,066
  Class I shares                                                      30,164,283      5,204,952
  Class R4 shares                                                        642,913      3,407,128
  Class R5 shares                                                          5,000            N/A
Reinvestment of distributions at net asset value
  Class A shares                                                     124,102,560     97,170,044
  Class B shares                                                      18,787,330     18,551,177
  Class C shares                                                       1,531,576      1,147,176
  Class I shares                                                      10,623,826      9,658,984
  Class R4 shares                                                        439,576      1,447,453
Payments for redemptions
  Class A shares                                                    (148,388,977)  (127,473,312)
  Class B shares                                                     (31,272,815)   (38,310,114)
  Class C shares                                                      (2,462,810)    (2,015,974)
  Class I shares                                                     (72,065,208)   (16,607,477)
  Class R4 shares                                                       (921,454)    (9,169,513)
-----------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions     56,102,399     48,907,819
-----------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                             (538,353,211)   267,064,651
Net assets at beginning of year                                      820,576,717    553,512,066
-----------------------------------------------------------------------------------------------
Net assets at end of year                                          $ 282,223,506  $ 820,576,717
-----------------------------------------------------------------------------------------------
Undistributed (excess of distributions over) net investment
  income                                                           $      (5,170) $      22,906
-----------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
22  THREADNEEDLE EMERGING MARKETS FUND -- 2008 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

CLASS A


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008         2007         2006         2005         2004
Net asset value, beginning of period                $14.99       $11.32        $8.23        $6.27        $5.46
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .08(b)       .04(b)       .01          .04          .03
Net gains (losses) (both realized and
 unrealized)                                         (7.24)        6.27         3.10         1.95          .84
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (7.16)        6.31         3.11         1.99          .87
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.18)          --         (.02)        (.03)        (.06)
Distributions from realized gains                    (2.69)       (2.64)          --           --           --
--------------------------------------------------------------------------------------------------------------
Total distributions                                  (2.87)       (2.64)        (.02)        (.03)        (.06)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $4.96       $14.99       $11.32        $8.23        $6.27
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $250         $661         $425         $295         $191
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         1.87%        1.83%        1.81%        1.79%        1.83%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                     1.87%        1.83%        1.81%        1.79%        1.83%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .78%         .31%         .19%         .54%         .41%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               133%         125%         145%         124%         128%
--------------------------------------------------------------------------------------------------------------
Total return(g)                                    (57.79%)      68.21%       37.85%       31.83%       16.09%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(g) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                    THREADNEEDLE EMERGING MARKETS FUND -- 2008 ANNUAL REPORT  23

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS B


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008         2007         2006         2005         2004
Net asset value, beginning of period                $13.73       $10.63        $7.77        $5.95        $5.19
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .00(b),(c)  (.05)(b)     (.05)        (.01)        (.02)
Net gains (losses) (both realized and
 unrealized)                                         (6.53)        5.79         2.91         1.83          .81
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (6.53)        5.74         2.86         1.82          .79
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.08)          --           --           --         (.03)
Distributions from realized gains                    (2.69)       (2.64)          --           --           --
--------------------------------------------------------------------------------------------------------------
Total distributions                                  (2.77)       (2.64)          --           --         (.03)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $4.43       $13.73       $10.63        $7.77        $5.95
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $28          $94          $77          $74          $73
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         2.62%        2.58%        2.57%        2.55%        2.59%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(f),(g)                     2.62%        2.58%        2.57%        2.55%        2.59%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .02%        (.48%)       (.55%)       (.24%)       (.32%)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               133%         125%         145%         124%         128%
--------------------------------------------------------------------------------------------------------------
Total return(h)                                    (58.08%)      66.95%       36.81%       30.59%       15.18%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Rounds to zero.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(g) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(h) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
24  THREADNEEDLE EMERGING MARKETS FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS C


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008         2007         2006         2005         2004
Net asset value, beginning of period                $13.78       $10.66        $7.79        $5.97        $5.20
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .00(b),(c)  (.05)(b)     (.06)          --         (.01)
Net gains (losses) (both realized and
 unrealized)                                         (6.54)        5.81         2.93         1.82          .81
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (6.54)        5.76         2.87         1.82          .80
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.11)          --           --           --         (.03)
Distributions from realized gains                    (2.69)       (2.64)          --           --           --
--------------------------------------------------------------------------------------------------------------
Total distributions                                  (2.80)       (2.64)          --           --         (.03)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $4.44       $13.78       $10.66        $7.79        $5.97
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $3           $8           $5           $3           $1
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         2.63%        2.59%        2.58%        2.56%        2.60%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(f),(g)                     2.63%        2.59%        2.58%        2.56%        2.60%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .03%        (.48%)       (.57%)       (.19%)       (.34%)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               133%         125%         145%         124%         128%
--------------------------------------------------------------------------------------------------------------
Total return(h)                                    (58.15%)      67.03%       36.84%       30.54%       15.37%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Rounds to zero.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(g) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(h) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                    THREADNEEDLE EMERGING MARKETS FUND -- 2008 ANNUAL REPORT  25

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS I


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008         2007         2006         2005     2004(b)
Net asset value, beginning of period                $15.38       $11.50        $8.35        $6.36        $6.54
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .11(c)       .09(c)       .03          .06          .01
Net gains (losses) (both realized and
 unrealized)                                         (7.45)        6.43         3.16         1.98         (.19)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (7.34)        6.52         3.19         2.04         (.18)
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.23)          --         (.04)        (.05)          --
Distributions from realized gains                    (2.69)       (2.64)          --           --           --
--------------------------------------------------------------------------------------------------------------
Total distributions                                  (2.92)       (2.64)        (.04)        (.05)          --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $5.12       $15.38       $11.50        $8.35        $6.36
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $56          $41          $19          $13
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.42%        1.39%        1.35%        1.30%        1.35%(f)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     1.42%        1.39%        1.35%        1.30%        1.35%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .97%         .75%         .63%         .97%         .79%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               133%         125%         145%         124%         128%
--------------------------------------------------------------------------------------------------------------
Total return                                       (57.63%)      69.07%       38.36%       32.32%       (2.75%)(i)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (inception date) to Oct. 31, 2004.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(i) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
26  THREADNEEDLE EMERGING MARKETS FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS R4


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008         2007         2006         2005         2004
Net asset value, beginning of period                $15.32       $11.50        $8.33        $6.35        $5.52
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .11(b)       .05(b)       .03          .05          .04
Net gains (losses) (both realized and
 unrealized)                                         (7.45)        6.41         3.14         1.97          .86
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (7.34)        6.46         3.17         2.02          .90
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.15)          --           --         (.04)        (.07)
Distributions from realized gains                    (2.69)       (2.64)          --           --           --
--------------------------------------------------------------------------------------------------------------
Total distributions                                  (2.84)       (2.64)          --         (.04)        (.07)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $5.14       $15.32       $11.50        $8.33        $6.35
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $1           $2           $6           $2          $18
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         1.73%        1.65%        1.63%        1.59%        1.65%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                     1.47%        1.65%        1.63%        1.59%        1.65%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         1.12%         .45%         .41%         .81%         .61%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               133%         125%         145%         124%         128%
--------------------------------------------------------------------------------------------------------------
Total return                                       (57.58%)      68.51%       38.06%       31.87%       16.50%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                    THREADNEEDLE EMERGING MARKETS FUND -- 2008 ANNUAL REPORT  27

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS R5


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                      2008(b)
Net asset value, beginning of period                 $9.32
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .03
Net gains (losses) (both realized and
 unrealized)                                         (4.22)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (4.19)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $5.13
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--
--------------------------------------------------------------------------------------------------------------
Total expenses(d),(e),(f)                            1.47%(g)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         1.57%(g)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               133%
--------------------------------------------------------------------------------------------------------------
Total return                                       (44.96%)(h)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(g) Adjusted to an annual basis.
(h) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
28  THREADNEEDLE EMERGING MARKETS FUND -- 2008 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Threadneedle Emerging Markets Fund (the Fund) (formerly RiverSource Emerging Markets Fund) is a series of RiverSource Global Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board of Directors (the Board). The Fund invests primarily in equity securities of emerging markets companies.

The Fund offers Class A, Class B, Class C, Class I, Class R4 and Class R5 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I, Class R4 and Class R5 shares are sold without a front-end sales charge or CDSC and are offered to qualifying institutional investors. Class R5 shares became available effective Aug. 1, 2008.

At Oct. 31, 2008, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) and the RiverSource affiliated funds-of-funds owned 100% of Class I shares and the Investment Manager owned 100% of Class R5 shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-

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                    THREADNEEDLE EMERGING MARKETS FUND -- 2008 ANNUAL REPORT  29

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost, which approximates fair value.

ILLIQUID SECURITIES
At Oct. 31, 2008, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Oct. 31, 2008 was $1,339,747 representing 0.47% of net assets. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or

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30  THREADNEEDLE EMERGING MARKETS FUND -- 2008 ANNUAL REPORT

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disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

OPTION TRANSACTIONS
To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options (OTC options) trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. Option contracts, including OTC option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the New York Stock Exchange. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. At Oct. 31, 2008, and for the year then ended, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures and options on futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or


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                    THREADNEEDLE EMERGING MARKETS FUND -- 2008 ANNUAL REPORT  31

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------


securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. At Oct. 31, 2008, the Fund had no outstanding futures contracts.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2008, foreign currency holdings consisted of multiple denominations, primarily Indonesian rupiah.

The Fund may enter into forward foreign currency contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the counterparty will not complete its contract obligations. At Oct. 31, 2008, the Fund had no outstanding forward foreign currency contracts.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all

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32  THREADNEEDLE EMERGING MARKETS FUND -- 2008 ANNUAL REPORT

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of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Financial Accounting Standards Board (FASB) Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," which clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of foreign currency transactions, passive foreign investment company (PFIC) holdings, and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $4,765,248 accumulated net realized loss has been increased by $9,262,053 resulting in a net reclassification adjustment to increase paid-in capital by 4,496,805.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED OCT. 31,                        2008*         2007
-----------------------------------------------------------------
CLASS A
Distributions paid from:
    Ordinary income..................   $76,776,161   $43,124,323
    Long-term capital gain...........    48,733,443    55,114,907
CLASS B
Distributions paid from:
    Ordinary income..................    11,435,113     8,236,390
    Long-term capital gain...........     7,659,131    10,526,381
CLASS C
Distributions paid from:
    Ordinary income..................       951,551       523,272
    Long-term capital gain...........       628,950       672,797


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                    THREADNEEDLE EMERGING MARKETS FUND -- 2008 ANNUAL REPORT  33

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

YEAR ENDED OCT. 31,                        2008*         2007
-----------------------------------------------------------------
CLASS I
Distributions paid from:
    Ordinary income..................    $6,573,170    $4,243,012
    Long-term capital gain...........     4,055,198     5,421,506
CLASS R4
Distributions paid from:
    Ordinary income..................       267,263       635,576
    Long-term capital gain...........       172,314       812,097
CLASS R5
Distributions paid from:
    Ordinary income..................            --           N/A
    Long-term capital gain...........            --           N/A


* Class R5 is for the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.

At Oct. 31, 2008, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income.................  $          --
Undistributed accumulated long-term gain......  $          --
Accumulated realized loss.....................  $  (8,838,403)
Unrealized appreciation (depreciation)........  $(165,721,594)


RECENT ACCOUNTING PRONOUNCEMENTS
In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (SFAS 161), "Disclosures about Derivative Instruments and Hedging
Activities -- an amendment of FASB Statement No. 133," which requires enhanced disclosures about a fund's derivative and hedging activities. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect a fund's financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for periods beginning after Nov. 15, 2008. As of Oct. 31, 2008, management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

On Sept. 30, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a hierarchy for measuring fair value, and requires additional disclosures about the inputs used to develop the measurements of fair value and the effect of certain measurements

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34  THREADNEEDLE EMERGING MARKETS FUND -- 2008 ANNUAL REPORT

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reported in the Statement of Operations for a fiscal period. The application of
SFAS 157 will be effective for the Fund's fiscal year beginning Nov. 1, 2008. The adoption of SFAS 157 is not anticipated to have a material impact on the Fund's financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2.  EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 1.10% to 0.90% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Emerging Markets Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the management fee by $507,378 for the year ended Oct. 31, 2008. The management fee for the year ended Oct. 31, 2008 was 1.16% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

SUBADVISORY AGREEMENT
The Investment Manager has a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial, to subadvise the

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                    THREADNEEDLE EMERGING MARKETS FUND -- 2008 ANNUAL REPORT  35

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

assets of the Fund. The Investment Manager contracts with and compensates Threadneedle to manage the investment of the Fund's assets.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines 0.08% to 0.05% annually as the Fund's assets increase. The fee for the year ended Oct. 31, 2008 was 0.08% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Oct. 31, 2008, other expenses paid to this company were $3,707.

COMPENSATION OF BOARD MEMBERS
Compensation of board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average net assets attributable to Class R4 and Class R5 shares.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statement of Operations.


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36  THREADNEEDLE EMERGING MARKETS FUND -- 2008 ANNUAL REPORT

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PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, up to 0.75% of the fee is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed expense") was approximately $1,077,000 and $38,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of Oct. 31, 2008, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges received by the Distributor for distributing Fund shares were $739,218 for Class A, $40,279 for Class B and $1,375 for Class C for the year ended Oct. 31, 2008.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Oct. 31, 2008, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), including the adjustment under the terms of a performance incentive arrangement, were as follows:

Class R4............................................  1.47%


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class R4...........................................  $118


The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R4..........................................  $4,342




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                    THREADNEEDLE EMERGING MARKETS FUND -- 2008 ANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

The Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Oct. 31, 2009, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the Fund's average daily net assets:

Class R4............................................  1.64%


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

EARNINGS AND BANK FEE CREDITS
During the year ended Oct. 31, 2008, the Fund's custodian and transfer agency fees were reduced by $14,844 as a result of earnings and bank fee credits from overnight cash balances. The Fund pays custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $819,754,752 and $913,722,799, respectively, for the year ended Oct. 31, 2008. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:


                                       YEAR ENDED OCT. 31, 2008**
                                    ISSUED FOR
                                    REINVESTED                        NET
                         SOLD     DISTRIBUTIONS    REDEEMED   INCREASE (DECREASE)
---------------------------------------------------------------------------------
Class A               11,082,775    11,944,431   (16,677,659)       6,349,547
Class B                1,336,871     2,007,193    (3,818,705)        (474,641)
Class C                  296,342       163,281      (305,438)         154,185
Class I                2,894,086       993,810    (7,495,922)      (3,608,026)
Class R4                  56,860        40,967       (95,990)           1,837
Class R5                     535            --            --              535
---------------------------------------------------------------------------------




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38  THREADNEEDLE EMERGING MARKETS FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


                                        YEAR ENDED OCT. 31, 2007
                                    ISSUED FOR
                                    REINVESTED                        NET
                         SOLD     DISTRIBUTIONS    REDEEMED   INCREASE (DECREASE)
---------------------------------------------------------------------------------
Class A                8,019,411     9,935,587   (11,422,639)       6,532,359
Class B                1,163,544     2,056,671    (3,595,546)        (375,331)
Class C                  179,156       126,760      (198,413)         107,503
Class I                  463,963       966,865    (1,397,671)          33,157
Class R4                 313,574       145,035      (806,884)        (348,275)
---------------------------------------------------------------------------------


** Class R5 is for the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.

5. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of the shares of the RiverSource Short-Term Cash Fund aggregated $449,546,557 and $443,696,285, respectively, for the year ended Oct. 31, 2008. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found on the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Oct. 31, 2008, can be found in the Portfolio of Investments.

6. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 16, 2008, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $475 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $175 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $650 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an

--------------------------------------------------------------------------------
                    THREADNEEDLE EMERGING MARKETS FUND -- 2008 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------


upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended Oct. 31, 2008.

Under the prior credit facility which was effective until Oct. 15, 2008, the Fund had entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund was permitted to borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which was a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permitted collective borrowings up to $500 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matured no later than 60 days after the date of borrowing. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $8,838,403 at Oct. 31, 2008, that if not offset by capital gains will expire in 2016. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

8. RISKS RELATING TO CERTAIN INVESTMENTS

FOREIGN/EMERGING MARKETS RISK
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

9. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services

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40  THREADNEEDLE EMERGING MARKETS FUND -- 2008 ANNUAL REPORT

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are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co., Inc. (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG). In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and the distributor of the Seligman Funds, Seligman

--------------------------------------------------------------------------------
                    THREADNEEDLE EMERGING MARKETS FUND -- 2008 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------


Advisors, Inc., relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc., Seligman Data Corp. (transfer agent for the Seligman Funds) and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit. Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by Seligman and not by the Seligman Funds. If the NYAG obtains injunctive relief, Seligman and its affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies. Seligman does not believe that the foregoing legal action or other possible actions will have a material adverse impact on Seligman or its clients, including the Seligman Funds and other investment companies managed by it; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise

--------------------------------------------------------------------------------
42  THREADNEEDLE EMERGING MARKETS FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

10. SUBSEQUENT EVENTS

Effective Dec. 15, 2008, the Fund will pay custodian fees to JPMorgan Chase Bank, N.A.


--------------------------------------------------------------------------------
                    THREADNEEDLE EMERGING MARKETS FUND -- 2008 ANNUAL REPORT  43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
THREADNEEDLE EMERGING MARKETS FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Threadneedle Emerging Markets Fund (the Fund), formerly RiverSource Emerging Markets Fund, (one of the portfolios constituting the RiverSource Global Series, Inc.) as of October 31, 2008, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through October 31, 2006, were audited by other auditors whose report dated December 20, 2006 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
44  THREADNEEDLE EMERGING MARKETS FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of Threadneedle Emerging Markets Fund of the RiverSource Global Series, Inc. at October 31, 2008, the results of its operations for the year then ended, and changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
December 19, 2008


--------------------------------------------------------------------------------
                    THREADNEEDLE EMERGING MARKETS FUND -- 2008 ANNUAL REPORT  45

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Oct. 31, 2008

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................      0.00%
    Dividends Received Deduction for corporations................      0.00%
    U.S. Government Obligations..................................      0.00%
CAPITAL GAIN DISTRIBUTION - the Fund designates $61,249,036 to be taxed as long-term capital gain.



The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
46  THREADNEEDLE EMERGING MARKETS FUND -- 2008 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource complex of funds that each Board member oversees consists of 162 funds, which includes 104 RiverSource funds and 58 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Funds, 1999-2006; former Governor of  None
901 S. Marquette Ave.      1999                  Minnesota
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley College
Age 58
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 69                     2002

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    THREADNEEDLE EMERGING MARKETS FUND -- 2008 ANNUAL REPORT  47

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (bank holding company) and its principal subsidiary,
Age 64                                           Great Western Bank (federal savings bank)
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C.; Director, Vibration       Lead Outside
901 S. Marquette Ave.      2008                  Control Technologies, LLC (auto vibration technology);   Director, Digital
Minneapolis, MN 55402                            Director and Chairman, Highland Park Michigan Economic   Ally, Inc. (digital
Age 66                                           Development Corp; and Chairman, Detroit Public Schools   imaging); and
                                                 Foundation. Formerly, Chairman and Chief Executive       Infinity, Inc. (oil
                                                 Officer, Q Standards Worldwide, Inc. (library of         and gas exploration
                                                 technical standards); Director, Kerr-McGee Corporation   and production);
                                                 (diversified energy and chemical company); Trustee, New  Director, OGE Energy
                                                 York University Law Center Foundation; Vice Chairman,    Corp. (energy and
                                                 Detroit Medical Center and Detroit Economic Growth       energy services
                                                 Corp.                                                    provider offering
                                                                                                          physical delivery
                                                                                                          and related services
                                                                                                          for both electricity
                                                                                                          and natural gas)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceutical, Inc.
Minneapolis, MN 55402                            Biotech                                                  (biotechnology);
Age 64                                                                                                    Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
48  THREADNEEDLE EMERGING MARKETS FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. and President,
Financial Center           Vice President since  Chairman of the Board and Chief Investment Officer,
Minneapolis, MN 55474      2002                  RiverSource Investments, LLC since 2005; Director,
Age 48                                           President and Chief Executive Officer, Ameriprise
                                                 Certificate Company and Chairman of the Board, Chief
                                                 Executive Officer and President, RiverSource
                                                 Distributors, Inc. since 2006; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc. and Chairman of the Board and Chief
                                                 Investment Officer, RiverSource Investments, LLC, 2001-
                                                 2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.


--------------------------------------------------------------------------------
                    THREADNEEDLE EMERGING MARKETS FUND -- 2008 ANNUAL REPORT  49

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           since 2006; Director and Vice President -- Asset
Minneapolis, MN 55474                            Management, Products and Marketing, RiverSource
Age 43                                           Distributors, Inc. since 2006; Managing Director and
                                                 Global Head of Product, Morgan Stanley Investment
                                                 Management, 2004-2006; President, Touchstone
                                                 Investments, 2002-2004
--------------------------------------------------------------------------------------------------------

Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 44                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Vice President -- Asset Management and Trust Company
5228 Ameriprise Financial  2006                  Services, RiverSource Investments, LLC since 2006; Vice
Center Minneapolis, MN                           President -- Operations and Compliance, RiverSource
55474                                            Investments, LLC, 2004-2006; Director of Product
Age 43                                           Development -- Mutual Funds, Ameriprise Financial,
                                                 Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006
Minneapolis, MN 55474
Age 53
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 49                                           since 2006; Vice President, General Counsel and
                                                 Secretary, Ameriprise Certificate Company since 2005;
                                                 Vice President -- Asset Management Compliance,
                                                 Ameriprise Financial, Inc., 2004-2005; Senior Vice
                                                 President and Chief Compliance Officer, USBancorp Asset
                                                 Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Jennifer D. Lammers        Chief Compliance      U.S. Asset Management Chief Compliance Officer,
172 Ameriprise Financial   Officer since 2006    RiverSource Investments, LLC since 2006;
Center                                           Director -- Mutual Funds, Voyageur Asset Management,
Minneapolis, MN 55474                            2003-2006; Director of Finance, Voyageur Asset
Age 48                                           Management, 2000-2003

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
50  THREADNEEDLE EMERGING MARKETS FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Neysa M. Alecu             Money Laundering      Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise Financial  Prevention Officer    Ameriprise Financial, Inc. since 2004; Manager Anti-
Center                     since 2004            Money Laundering, Ameriprise Financial, Inc., 2003-
Minneapolis, MN 55474                            2004; Compliance Director and Bank Secrecy Act Officer,
Age 44                                           American Express Centurion Bank, 2000-2003
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                    THREADNEEDLE EMERGING MARKETS FUND -- 2008 ANNUAL REPORT  51

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
52  THREADNEEDLE EMERGING MARKETS FUND -- 2008 ANNUAL REPORT

THREADNEEDLE EMERGING MARKETS FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                           This report must be accompanied or preceded by the Fund's
                           current prospectus.
                           Threadneedle(R) mutual funds are distributed by RiverSource
                           Distributors, Inc., Member FINRA, managed by RiverSource
                           Investments, LLC, and subadvised by Threadneedle
                           International Limited. These companies are part of
                           Ameriprise Financial, Inc.
(THREADNEEDLE LOGO)        (C) 2008 RiverSource Distributors, Inc.                            S-6354 V (12/08)

Annual Report
and Prospectus                                               (THREADNEEDLE LOGO)

THREADNEEDLE
GLOBAL EQUITY FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
OCTOBER 31, 2008
(Prospectus also enclosed)

THREADNEEDLE GLOBAL EQUITY FUND SEEKS TO PROVIDE
SHAREHOLDERS WITH LONG-TERM CAPITAL GROWTH.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    3

Manager Commentary.................    7

The Fund's Long-term Performance...   14

Fund Expenses Example..............   16

Portfolio of Investments...........   19

Statement of Assets and
  Liabilities......................   23

Statement of Operations............   24

Statements of Changes in Net
  Assets...........................   26

Financial Highlights...............   27

Notes to Financial Statements......   36

Report of Independent Registered
  Public Accounting Firm...........   52

Federal Income Tax Information.....   53

Board Members and Officers.........   54

Proxy Voting.......................   59



RIVERSOURCE FAMILY OF FUNDS
Threadneedle Funds are a part of the RiverSource family of funds that includes funds branded
"RiverSource," "RiverSource Partners," and
"Threadneedle." These funds share the same Board of Directors/Trustees and officers.

Please see the pages that follow this report for a list of mutual funds that are included in the RiverSource family of funds.

                     (DALBAR LOGO)

The RiverSource mutual fund shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The
Seal recognizes communications demonstrating a level of excellence in the industry.


--------------------------------------------------------------------------------
2  THREADNEEDLE GLOBAL EQUITY FUND -- 2008 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> Threadneedle Global Equity Fund (the Fund) Class A shares declined 45.55%
  (excluding sales charge) for the 12 months ended Oct. 31, 2008.

> The Fund underperformed its benchmark, the Morgan Stanley Capital
  International (MSCI) All Country World Index, which fell 43.25% for the 12-month period.

> The Lipper Global Funds Index, representing the Fund's peer group, declined
  40.36% over the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended Oct. 31, 2008)
--------------------------------------------------------------------------------


                                   1 year  3 years  5 years  10 years
---------------------------------------------------------------------
Threadneedle Global Equity Fund
  Class A (excluding sales
  charge)                         -45.55%   -5.32%   +2.87%   -0.44%
---------------------------------------------------------------------
MSCI All Country World Index
  (unmanaged)                     -43.25%   -4.56%   +2.63%   +1.60%
---------------------------------------------------------------------
Lipper Global Funds Index         -40.36%   -4.42%   +2.56%   +2.47%
---------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
                        THREADNEEDLE GLOBAL EQUITY FUND -- 2008 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
           X              LARGE
                          MEDIUM   SIZE
                          SMALL



Shading within the style matrix indicates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.



ANNUAL OPERATING EXPENSE RATIO
(as of the current prospectus)
--------------------------------------------------------------------------------

                        Total expenses
--------------------------------------
Class A                      1.46%
--------------------------------------
Class B                      2.23%
--------------------------------------
Class C                      2.22%
--------------------------------------
Class I                      0.85%
--------------------------------------
Class R2                     1.79%
--------------------------------------
Class R3                     1.54%
--------------------------------------
Class R4                     1.29%(a)
--------------------------------------
Class R5                     1.04%
--------------------------------------
Class W                      1.43%
--------------------------------------


(a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2009, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that increased the management fee by 0.06% for the year ended Oct. 31, 2008), will not exceed 1.27% for Class R4.

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.


--------------------------------------------------------------------------------
4  THREADNEEDLE GLOBAL EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT OCT. 31, 2008
                                                                    SINCE
Without sales charge         1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION*
Class A (inception
  5/29/90)                  -45.55%   -5.32%   +2.87%   -0.44%       N/A
---------------------------------------------------------------------------
Class B (inception
  3/20/95)                  -46.01%   -6.08%   +2.06%   -1.21%       N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                  -45.91%   -6.12%   +2.07%     N/A      -5.58%
---------------------------------------------------------------------------
Class I (inception
  8/1/08)                      N/A      N/A      N/A      N/A     -29.72%**
---------------------------------------------------------------------------
Class R2 (inception
  12/11/06)                 -45.48%     N/A      N/A      N/A     -18.93%
---------------------------------------------------------------------------
Class R3 (inception
  12/11/06)                 -45.43%     N/A      N/A      N/A     -18.76%
---------------------------------------------------------------------------
Class R4 (inception
  3/20/95)                  -45.47%   -5.21%   +3.04%   -0.27%       N/A
---------------------------------------------------------------------------
Class R5 (inception
  12/11/06)                 -45.40%     N/A      N/A      N/A     -18.55%
---------------------------------------------------------------------------
Class W (inception
  12/1/06)                  -45.62%     N/A      N/A      N/A     -18.30%
---------------------------------------------------------------------------

With sales charge
Class A (inception
  5/29/90)                  -48.70%   -7.17%   +1.67%   -0.95%       N/A
---------------------------------------------------------------------------
Class B (inception
  3/20/95)                  -48.71%   -7.35%   +1.69%   -1.21%       N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                  -46.45%   -6.12%   +2.07%     N/A      -5.58%
---------------------------------------------------------------------------




--------------------------------------------------------------------------------
                        THREADNEEDLE GLOBAL EQUITY FUND -- 2008 ANNUAL REPORT  5

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

AT SEPT. 30, 2008
                                                                   SINCE
Without sales charge        1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION*
Class A (inception
  5/29/90)                 -29.10%   +0.39%   +8.32%   +2.44%       N/A
--------------------------------------------------------------------------
Class B (inception
  3/20/95)                 -29.66%   -0.37%   +7.51%   +1.65%       N/A
--------------------------------------------------------------------------
Class C (inception
  6/26/00)                 -29.62%   -0.36%   +7.47%     N/A      -3.22%
--------------------------------------------------------------------------
Class I (inception
  8/1/08)                     N/A      N/A      N/A      N/A     -13.52%**
--------------------------------------------------------------------------
Class R2 (inception
  12/11/06)                -29.06%     N/A      N/A      N/A      -9.99%
--------------------------------------------------------------------------
Class R3 (inception
  12/11/06)                -28.84%     N/A      N/A      N/A      -9.72%
--------------------------------------------------------------------------
Class R4 (inception
  3/20/95)                 -28.97%    0.51%   +8.49%   +2.61%       N/A
--------------------------------------------------------------------------
Class R5 (inception
  12/11/06)                -28.85%     N/A      N/A      N/A      -9.50%
--------------------------------------------------------------------------
Class W (inception
  12/1/06)                 -29.08      N/A      N/A      N/A      -9.32%
--------------------------------------------------------------------------

With sales charge
Class A (inception
  5/29/90)                 -33.15%   -1.56%   +7.04%   +1.91%       N/A
--------------------------------------------------------------------------
Class B (inception
  3/20/95)                 -33.18%   -1.72%   +7.20%   +1.65%       N/A
--------------------------------------------------------------------------
Class C (inception
  6/26/00)                 -30.32%   -0.36%   +7.47%     N/A      -3.22%
--------------------------------------------------------------------------



Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4, Class R5 and Class W shares. Class I, Class R2, Class R3, Class R4 and Class R5 shares are available to institutional investors only. Class W shares are offered through qualifying discretionary accounts.

 *For classes with less than 10 years performance.
**Not annualized.


--------------------------------------------------------------------------------
6  THREADNEEDLE GLOBAL EQUITY FUND -- 2008 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

Below, Threadneedle Global Equity Fund (the Fund) portfolio managers Stephen Thornber and Andrew Holliman of Threadneedle International Limited (Threadneedle) discuss the Fund's results and positioning for the fiscal year ended Oct. 31, 2008. Threadneedle, an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., acts as the subadvisor to the Fund.

Dear Shareholders,

Threadneedle Global Equity Fund Class A shares declined 45.55% (excluding sales charge) for the 12 months ended Oct. 31, 2008. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) All Country World Index, which fell 43.25% for the period. The Lipper Global Funds Index, representing the Fund's peer group, declined 40.36% over the same time frame.


COUNTRY DIVERSIFICATION (at Oct. 31, 2008; % of portfolio assets)
---------------------------------------------------------------------

Australia                                   1.3%
------------------------------------------------
Bermuda                                     2.0%
------------------------------------------------
Brazil                                      0.7%
------------------------------------------------
Canada                                      1.5%
------------------------------------------------
Denmark                                     0.7%
------------------------------------------------
Finland                                     0.8%
------------------------------------------------
France                                      0.5%
------------------------------------------------
Germany                                     4.3%
------------------------------------------------
Hong Kong                                   1.5%
------------------------------------------------
Japan                                       6.9%
------------------------------------------------
Mexico                                      0.2%
------------------------------------------------
Netherlands                                 1.1%
------------------------------------------------
Portugal                                    0.4%
------------------------------------------------
Russia                                      0.3%
------------------------------------------------
Singapore                                   1.2%
------------------------------------------------
South Africa                                0.2%
------------------------------------------------
Spain                                       1.5%
------------------------------------------------
Switzerland                                 9.7%
------------------------------------------------
Taiwan                                      0.4%
------------------------------------------------
United Kingdom                              9.4%
------------------------------------------------
United States                              53.9%
------------------------------------------------
Other(1)                                    1.5%
------------------------------------------------


(1) Cash & Cash Equivalents.


--------------------------------------------------------------------------------
                        THREADNEEDLE GLOBAL EQUITY FUND -- 2008 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------

SIGNIFICANT PERFORMANCE FACTORS
Market activity during the past 12 months has been unprecedented. We entered the fiscal year expecting a continuation of the economic growth phase, only to see those expectations derailed by the global credit crisis and its contagion into the real economy. Following the bankruptcy of Lehman Brothers, the AIG bailout and government takeover of mortgage lenders Fannie Mae and Freddie Mac, analysts sharply reduced economic and earnings forecasts in both developed and emerging nations. Equity markets faced steep losses amid extreme volatility.

Stock selection in the Fund was primarily responsible for its underperformance of the MSCI All Country World Index. Though our sector allocation decisions were broadly correct, individual holdings underperformed. In the energy and mining industries, we held stocks that were more sensitive to commodity prices, a detriment late in the period when commodity prices fell. Detractors included ARCH COAL in the U.S., XSTRATA in Switzerland, CIA VALE DO RIO DOCE in Brazil and FIRST URANIUM in South Africa. In the consumer discretionary sector, retail holdings lagged. Even though we held retailers we believed could weather the economic slowing, stocks like Hong Kong retailer ESPRIT HOLDINGS and U.S. retailer ABERCROMBIE & FITCH disappointed us in the tough environment.


TOP TEN HOLDINGS (at Oct. 31, 2008; % of portfolio assets)
---------------------------------------------------------------------

Nestle (Switzerland)                        3.6%
------------------------------------------------
Wal-Mart Stores (United States)             3.2%
------------------------------------------------
Johnson & Johnson (United States)           3.0%
------------------------------------------------
Microsoft (United States)                   3.0%
------------------------------------------------
IBM (United States)                         2.4%
------------------------------------------------
Norfolk Southern (United States)            2.4%
------------------------------------------------
Roche Holding (Switzerland)                 2.4%
------------------------------------------------
Novartis (Switzerland)                      2.2%
------------------------------------------------
PepsiCo (United States)                     2.0%
------------------------------------------------
Procter & Gamble (United States)            2.0%
------------------------------------------------


For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
8  THREADNEEDLE GLOBAL EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

Positioning in the financials sector had the largest positive effect on return relative to the MSCI All Country World Index. We largely avoided the worst companies in this sector, having no portfolio exposure to Fannie Mae, Freddie Mac, AIG, Washington Mutual or Lehman Brothers. The Fund also held some better performing financial stocks including JPMORGAN CHASE & CO. in the U.S. and SONY FINANCIAL HOLDINGS in Japan. Conversely, a position in BEAR STEARNS, which we sold before the company was liquidated, had a negative effect on relative performance. Other holdings such as LLOYD'S TSB GROUP, a U.K. retail bank, and AMERICAN EXPRESS suffered from the negative sentiment toward the sector.

The Fund's health care position was a positive contributor. The portfolio was overweight health care relative to the MSCI All Country World Index as the fiscal period began and we further increased the overweight during the year. The sector was attractively valued, in our view, and when investors' risk attitudes shifted, pharmaceutical companies with steady earnings growth came to the forefront.

Stock selection was favorable in the technology sector, although the sector itself declined in line with the MSCI All Country World Index. Examples of technology contributors include IBM, MICROSOFT and CANON, all large-cap defensive companies whose steady, though unspectacular, earnings growth was more appealing under the harsher economic conditions.

Increasing the portfolio's U.S. emphasis had a positive impact on relative performance as U.S. equities benefited from investors' flight to quality. During the period, we moved from a substantial


  We are particularly drawn toward companies with capital or cash flow that can be used to build market share or acquire struggling competitors during the economic weakness.






--------------------------------------------------------------------------------
                        THREADNEEDLE GLOBAL EQUITY FUND -- 2008 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------


U.S. underweight to an overweight relative to the MSCI All Country World Index. We achieved this by shifting assets from other parts of the global market. Japan's equity market also performed better than other countries, but the Fund was underweight in Japan. Though we moved money from Asia to the U.S. during the year, the shift was not enough to fully shield the Fund from Asia's underperformance.

CHANGES TO THE FUND'S PORTFOLIO
We moved the portfolio to a more cautious stance, increasing our holdings of large-cap companies that appear to have a stable earnings outlook and that we believe can generate growth in the difficult market environment. Initially, the Fund's allocation to large-cap stocks was less than that of the MSCI All Country World Index, but was greater by fiscal year end. We reduced the Fund's holdings of stocks that tend to be more volatile than the overall equity market, including stocks in the emerging markets.

As noted above, we increased the Fund's U.S. holdings. We moved from overweights in Asia and Latin America to underweight positions, compared to the MSCI All Country World Index. The portfolio's weighting in Europe was about equal to that of the MSCI All Country World Index, while the allocation to Japan was smaller than that of the Index.

The portfolio initially had larger positions in the materials and consumer discretionary sectors than the MSCI All Country World Index. In both sectors we shifted to smaller positions relative to the Index. In the telecommunications sector, we slightly increased the weighting relative to the MSCI All Country World Index, moving from a modest underweight to a neutral weighting. We shifted away from telecommunications companies focused on the emerging market wireless business toward companies with fixed and wireless businesses in developed nations. Thus, we sold CHINA MOBILE and AMERICA MOVIL and moved the money into AT&T, FRANCE TELECOM and VODAFONE GROUP.

We increased the emphasis on health care stocks, the portfolio's largest single sector position at fiscal year end. Health care is a sector where we are finding companies that meet our requirements for this market -- large-cap, stable or visible earnings, strong balance sheets and attractive

--------------------------------------------------------------------------------
10  THREADNEEDLE GLOBAL EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


valuations. We kept the portfolio overweight in information technology, but are being very selective in the sector. As in other sectors, we're focused on companies with solid growth potential and strong balance sheets, but among technology companies, we're also looking for innovators. Examples include AUTONOMY in the U.K. and ADOBE SYSTEMS and MCAFEE in the U.S., companies we believe can generate growth through product innovation.

We continued to emphasize consumer staples stocks in the portfolio. These are perceived as very defensive and, therefore, appear well-equipped to withstand the difficult economy. Though we're constantly looking for opportunities in the banking segment and have purchased a few better quality regional U.S. banks, the portfolio remained underweight in banks. Likewise, we kept the portfolio underweight in commodity-related stocks, including energy and mining companies.

OUR FUTURE STRATEGY
The credit crisis has clearly dampened global economic activity and we believe the impact could still be in its early stages. Whether or not markets are at or near their lowest levels of this market cycle, we're not expecting a sharp recovery. The credit crisis took a while to develop and solutions will take time. Given the magnitude of the shock to consumer confidence, we think economic recovery and any market rebound will be muted in the early stages.

We do think the U.S. may be further through this economic cycle than other economies and may emerge from recession sooner. We see Asia and Latin America as riskier in the short term. Though their economies are still growing, investor sentiment has turned sharply against them and we think it could be some time before they recover.

In light of our outlook, we are maintaining the Fund's cautious stance. We are emphasizing defensive, large-cap companies where we anticipate growth or at least stable earnings. We are striving to find companies that can survive the downturn and also emerge in a stronger business position for the next phase of the cycle. We are particularly drawn toward

--------------------------------------------------------------------------------
                       THREADNEEDLE GLOBAL EQUITY FUND -- 2008 ANNUAL REPORT  11

MANAGER COMMENTARY (continued) -------------------------------------------------


companies with capital or cash flow that can be used to build market share or acquire struggling competitors during the economic weakness.



(PHOTO - STEPHEN THORNBER)                                            (PHOTO - ANDREW HOLLIMAN)

Stephen Thor nber                                                     Andrew Holliman, CFA(R)
Portfolio Manager                                                     Deputy Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource fund.


--------------------------------------------------------------------------------
12  THREADNEEDLE GLOBAL EQUITY FUND -- 2008 ANNUAL REPORT

                       THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Threadneedle Global Equity Fund Class A shares (from 11/1/98 to 10/31/08) as compared to the performance of two widely cited performance indices, the Morgan Stanley Capital International (MSCI) All Country World Index and the Lipper Global Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Oct. 31, 2008
                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
THREADNEEDLE GLOBAL EQUITY FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                  $5,130    $8,000   $10,863     $9,023
------------------------------------------------------------------------------------------
        Average annual total return                 -48.70%    -7.17%    +1.67%     -0.95%
------------------------------------------------------------------------------------------
MSCI ALL COUNTRY WORLD INDEX(1)
        Cumulative value of $10,000                  $5,675    $8,693   $11,386    $11,720
------------------------------------------------------------------------------------------
        Average annual total return                 -43.25%    -4.56%    +2.63%     +1.60%
------------------------------------------------------------------------------------------
LIPPER GLOBAL FUNDS INDEX(2)
        Cumulative value of $10,000                  $5,964    $8,732   $11,347    $12,776
------------------------------------------------------------------------------------------
        Average annual total return                 -40.36%    -4.42%    +2.56%     +2.47%
------------------------------------------------------------------------------------------



Results for other share classes can be found on pages 5 and 6.


--------------------------------------------------------------------------------
14  THREADNEEDLE GLOBAL EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN THREADNEEDLE GLOBAL EQUITY FUND LINE GRAPH)

                      THREADNEEDLE GLOBAL
                          EQUITY FUND
                            CLASS A             MSCI ALL
                           ( INCLUDES        COUNTRY WORLD     LIPPER GLOBAL
                         SALES CHARGE)          INDEX(1)      FUNDS INDEX(2)
                      -------------------    -------------    --------------
'98                         $ 9,425             $10,000           $10,000
'99                          11,648              12,602            12,390
'00                          12,200              12,703            13,867
'01                           7,951               9,508            10,583
'02                           6,645               8,218             9,181
'03                           7,832              10,293            11,260
'04                           8,750              11,737            12,709
'05                          10,630              13,482            14,630
'06                          12,863              16,552            17,667
'07                          16,570              20,652            21,422
'08                           9,023              11,720            12,776




(1) The Morgan Stanley Capital International (MSCI) All Country World Index, an unmanaged index of equity securities, is designed to measure equity market performance in the global developed and emerging markets. The index reflects reinvestment of all distributions and changes in market prices.

(2) The Lipper Global Funds Index includes the 30 largest global funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
                       THREADNEEDLE GLOBAL EQUITY FUND -- 2008 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until Oct. 31, 2008.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
16  THREADNEEDLE GLOBAL EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

                                   BEGINNING        ENDING        EXPENSES
                                 ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                MAY 1, 2008(A)  OCT. 31, 2008  THE PERIOD(B)  EXPENSE RATIO
-------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $  618.00        $ 5.83         1.43%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,018.00        $ 7.27         1.43%
-------------------------------------------------------------------------------------------

Class B
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $  615.70        $ 8.96         2.20%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,014.12        $11.17         2.20%
-------------------------------------------------------------------------------------------

Class C
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $  616.10        $ 8.92         2.19%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,014.17        $11.12         2.19%
-------------------------------------------------------------------------------------------

Class I
-------------------------------------------------------------------------------------------
  Actual(d)                         $1,000        $  702.80        $ 1.80          .85%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,020.92        $ 4.33          .85%
-------------------------------------------------------------------------------------------

Class R2
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $  618.20        $ 7.06         1.73%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,016.48        $ 8.79         1.73%
-------------------------------------------------------------------------------------------

Class R3
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $  618.70        $ 6.04         1.48%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,017.74        $ 7.53         1.48%
-------------------------------------------------------------------------------------------

Class R4
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $  618.80        $ 5.06         1.24%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,018.95        $ 6.31         1.24%
-------------------------------------------------------------------------------------------
Class R5
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $  619.10        $ 4.00          .98%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,020.27        $ 4.99          .98%
-------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                       THREADNEEDLE GLOBAL EQUITY FUND -- 2008 ANNUAL REPORT  17

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------

                                   BEGINNING        ENDING        EXPENSES
                                 ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                MAY 1, 2008(A)  OCT. 31, 2008  THE PERIOD(B)  EXPENSE RATIO
-------------------------------------------------------------------------------------------
Class W
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $  617.50        $ 5.63         1.38%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,018.25        $ 7.02         1.38%
-------------------------------------------------------------------------------------------


(a) The beginning account value for Class I is as of Aug. 1, 2008 (when shares of the class became publicly available) for actual expense calculations, and as of May 1, 2008 for hypothetical expense calculations.
(b) Expenses for Classes A, B, C, R2, R3, R4, R5 and W are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Actual expenses for Class I are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 91/365 (to reflect the period from Aug. 1, 2008 to Oct. 31, 2008). Hypothetical expenses for Class I are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(c) Based on the actual return for the six months ended Oct. 31, 2008: -38.20% for Class A, -38.43% for Class B, -38.39% for Class C, -38.18% for Class R2, -38.13% for Class R3, -38.12% for Class R4, -38.09% for Class R5 and -38.25%
    for Class W.
(d) Based on the actual return for the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008: -29.72% for Class I.


--------------------------------------------------------------------------------
18  THREADNEEDLE GLOBAL EQUITY FUND -- 2008 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

OCT. 31, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES




COMMON STOCKS (99.0%)(c)
ISSUER                                                 SHARES                VALUE(a)
AUSTRALIA (1.3%)
CSL                                                    229,557             $5,579,839
-------------------------------------------------------------------------------------

BERMUDA (2.0%)
Accenture Cl A                                          90,000              2,974,500
PartnerRe                                               83,022              5,619,759
                                                                          -----------
Total                                                                       8,594,259
-------------------------------------------------------------------------------------

BRAZIL (0.7%)
Petroleo Brasileiro ADR                                112,520              3,025,663
-------------------------------------------------------------------------------------

CANADA (1.6%)
Barrick Gold                                           124,296              2,824,005
Research In Motion                                      28,926(b)           1,458,738
ShawCor Cl A                                           161,600              2,447,570
                                                                          -----------
Total                                                                       6,730,313
-------------------------------------------------------------------------------------

DENMARK (0.7%)
Vestas Wind Systems                                     70,000(b)           2,867,131
-------------------------------------------------------------------------------------

FINLAND (0.8%)
Nokia                                                   95,587              1,463,703
Talvivaara Mining                                      600,000(b)           1,957,691
                                                                          -----------
Total                                                                       3,421,394
-------------------------------------------------------------------------------------

FRANCE (0.5%)
France Telecom                                          87,761              2,212,162
-------------------------------------------------------------------------------------

GERMANY (4.3%)
Allianz                                                 43,511              3,273,019
E.ON                                                    54,547              2,086,821
K+S                                                     25,717                999,715
Linde                                                   52,819              4,441,274
MTU Aero Engines Holding                               110,000              2,166,895
RWE                                                     36,846              3,062,946
Siemens                                                 43,323              2,601,550
                                                                          -----------
Total                                                                      18,632,220
-------------------------------------------------------------------------------------

HONG KONG (1.5%)
Esprit Holdings                                        295,000              1,676,316
Great Eagle Holdings                                 1,714,607              1,968,499
Hongkong & Shanghai Hotels                           2,828,000              2,671,302
                                                                          -----------
Total                                                                       6,316,117
-------------------------------------------------------------------------------------

JAPAN (6.9%)
AMADA                                                  383,000              1,759,338
Canon                                                  115,700              4,049,663
GOLDCREST                                              100,280              1,473,257
Honda Motor                                            103,800              2,581,749
Mitsubishi Estate                                      309,000              5,521,317
Mitsubishi UFJ Financial Group                         434,100              2,728,721
Nintendo                                                18,300              5,881,584
Sony Financial Holdings                                  1,832              5,959,840
                                                                          -----------
Total                                                                      29,955,469
-------------------------------------------------------------------------------------

MEXICO (0.2%)
America Movil ADR Series L                              32,000                990,080
-------------------------------------------------------------------------------------

NETHERLANDS (1.1%)
ASML Holding                                           153,704              2,689,844
Fugro                                                   60,000              2,143,298
                                                                          -----------
Total                                                                       4,833,142
-------------------------------------------------------------------------------------

PORTUGAL (0.4%)
Galp Energia Series B                                  187,199              1,701,236
-------------------------------------------------------------------------------------

RUSSIA (0.3%)
Mobile Telesystems ADR                                  30,000              1,174,500
-------------------------------------------------------------------------------------

SINGAPORE (1.3%)
DBS Group Holdings                                     708,000              5,407,067
-------------------------------------------------------------------------------------

SOUTH AFRICA (0.2%)
First Uranium                                          843,700(b)             980,273
-------------------------------------------------------------------------------------

SPAIN (1.6%)
Gamesa Tecnologica                                      85,016              1,393,325
Inditex                                                 81,177              2,743,012
Telefonica                                             140,000              2,591,175
                                                                          -----------
Total                                                                       6,727,512
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                       THREADNEEDLE GLOBAL EQUITY FUND -- 2008 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

SWITZERLAND (9.7%)
Nestle                                                 404,766            $15,738,097
Novartis                                               185,205              9,399,422
Roche Holding                                           67,141             10,266,334
Syngenta                                                21,598              4,036,863
Xstrata                                                159,226              2,723,199
                                                                          -----------
Total                                                                      42,163,915
-------------------------------------------------------------------------------------

TAIWAN (0.4%)
Asustek Computer                                     1,114,293              1,596,910
-------------------------------------------------------------------------------------

UNITED KINGDOM (9.4%)
Anglo American                                          94,865              2,380,062
Autonomy                                               157,985(b)           2,504,725
BG Group                                               336,105              4,941,614
Home Retail Group                                      559,734              1,783,860
HSBC Holdings                                          587,350              6,956,056
Intl Power                                             656,446              2,348,219
Lloyds TSB Group                                       632,067              2,042,718
Prudential                                             552,011              2,772,681
SOCO Intl                                               73,459(b)           1,692,172
Tesco                                                  630,217              3,452,709
Tullow Oil                                             436,396              3,705,782
Vodafone Group                                       3,199,094              6,153,577
                                                                          -----------
Total                                                                      40,734,175
-------------------------------------------------------------------------------------

UNITED STATES (54.1%)
Adobe Systems                                          107,541(b)           2,864,892
American Express                                        70,000              1,925,000
Aon                                                     60,397              2,554,793
Arch Coal                                               80,000              1,712,800
AT&T                                                   303,983              8,137,625
Cisco Systems                                          240,920(b)           4,281,148
Cliffs Natural Resources                                35,580                960,304
Coca-Cola                                              129,628              5,711,410
Comcast Cl A                                           432,615              6,818,012
CVS Caremark                                            98,220              3,010,443
Devon Energy                                            77,055              6,230,667
Diamond Offshore Drilling                               30,359              2,695,880
eBay                                                   146,456(b)           2,236,383
ENSCO Intl                                              60,000              2,280,600
Genzyme                                                 83,200(b)           6,063,616
Gilead Sciences                                         96,397(b)           4,419,802
Goldman Sachs Group                                     14,294              1,322,195
Google Cl A                                             12,175(b)           4,375,208
IBM                                                    112,478             10,457,080
Johnson & Johnson                                      213,502             13,096,212
JPMorgan Chase & Co                                    195,667              8,071,264
KeyCorp                                                200,000              2,446,000
Laboratory Corp of America Holdings                     83,120(b)           5,111,048
Lowe's Companies                                       120,000              2,604,000
McAfee                                                  53,912(b)           1,754,836
Merck & Co                                              88,013              2,724,002
Microsoft                                              581,405             12,982,773
Norfolk Southern                                       172,379             10,332,397
Oracle                                                 373,402(b)           6,829,522
PepsiCo                                                150,814              8,597,906
Pfizer                                                 406,759              7,203,702
Philip Morris Intl                                     112,356              4,884,115
Plum Creek Timber                                       83,189              3,101,286
Procter & Gamble                                       132,051              8,522,572
QUALCOMM                                                75,000              2,869,500
Republic Services                                      201,992              4,787,210
Schering-Plough                                        201,953              2,926,299
St. Jude Medical                                        76,051(b)           2,892,220
Synovus Financial                                      432,084              4,463,428
Thermo Fisher Scientific                               138,398(b)           5,618,959
Travelers Companies                                    184,253              7,839,966
Ultra Petroleum                                         50,984(b)           2,373,305
Valero Energy                                          118,660              2,442,023
Wal-Mart Stores                                        251,538             14,038,336
Walt Disney                                            146,355              3,790,595
WellPoint                                               98,572(b)           3,831,494
                                                                          -----------
Total                                                                     234,192,828
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $588,312,259)                                                     $427,836,205
-------------------------------------------------------------------------------------



MONEY MARKET FUND (1.5%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 1.60%              6,623,559(d)          $6,623,559
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $6,623,559)                                                         $6,623,559
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $594,935,818)(e)                                                  $434,459,764
=====================================================================================






See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  THREADNEEDLE GLOBAL EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS IN SECURITIES BY INDUSTRY

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total net assets at Oct. 31, 2008:

                                          PERCENTAGE OF
INDUSTRY                                    NET ASSETS        VALUE
-----------------------------------------------------------------------
Aerospace & Defense                             0.5%         $2,166,895
Automobiles                                     0.6           2,581,749
Beverages                                       3.3          14,309,316
Biotechnology                                   3.7          16,063,257
Capital Markets                                 0.3           1,322,195
Chemicals                                       2.2           9,477,852
Commercial Banks                                5.6          24,043,990
Commercial Services & Supplies                  1.1           4,787,210
Communications Equipment                        2.3          10,073,089
Computers & Peripherals                         2.8          12,053,990
Consumer Finance                                0.4           1,925,000
Diversified Financial Services                  1.9           8,071,264
Diversified Telecommunication Services          3.0          12,940,962
Electric Utilities                              0.5           2,086,821
Electrical Equipment                            1.0           4,260,456
Energy Equipment & Services                     2.2           9,567,348
Food & Staples Retailing                        4.7          20,501,488
Food Products                                   3.6          15,738,097
Health Care Equipment & Supplies                0.7           2,892,220
Health Care Providers & Services                2.1           8,942,542
Hotels, Restaurants & Leisure                   0.6           2,671,302
Household Durables                              0.3           1,473,257
Household Products                              2.0           8,522,572
Independent Power Producers & Energy
  Traders                                       0.5           2,348,219
Industrial Conglomerates                        0.6           2,601,550
Insurance                                       6.6          28,020,058
Internet & Catalog Retail                       0.4           1,783,860
Internet Software & Services                    1.5           6,611,591
IT Services                                     0.7           2,974,500
Life Sciences Tools & Services                  1.3           5,618,959
Machinery                                       0.4           1,759,338
Media                                           2.5          10,608,607
Metals & Mining                                 2.7          11,825,534
Multi-Utilities                                 0.7           3,062,946
Office Electronics                              0.9           4,049,663
Oil, Gas & Consumable Fuels                     6.5          27,825,262
Pharmaceuticals                                10.6          45,615,971
Real Estate Investment Trusts (REITs)           0.7           3,101,286
Real Estate Management & Development            1.7           7,489,816
Road & Rail                                     2.4          10,332,397
Semiconductors & Semiconductor
  Equipment                                     0.6           2,689,844
Software                                        7.7          32,818,332


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                       THREADNEEDLE GLOBAL EQUITY FUND -- 2008 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

                                          PERCENTAGE OF
INDUSTRY                                    NET ASSETS        VALUE
-----------------------------------------------------------------------
Specialty Retail                                1.6%         $7,023,328
Tobacco                                         1.1           4,884,115
Wireless Telecommunication Services             1.9           8,318,157
Other(1)                                        1.5           6,623,559
-----------------------------------------------------------------------
Total                                                      $434,459,764
-----------------------------------------------------------------------


(1) Cash & Cash Equivalents.
NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) Affiliated Money Market Fund -- See Note 5 to the financial statements. The rate shown is the seven-day current annualized yield at Oct. 31, 2008.

(e) At Oct. 31, 2008, the cost of securities for federal income tax purposes was $598,979,582 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                           $3,607,213
Unrealized depreciation                         (168,127,031)
------------------------------------------------------------
Net unrealized depreciation                    $(164,519,818)
------------------------------------------------------------


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


--------------------------------------------------------------------------------
22  THREADNEEDLE GLOBAL EQUITY FUND -- 2008 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
OCT. 31, 2008


ASSETS
Investments in securities, at value
  Unaffiliated issuers (identified cost $588,312,259)              $ 427,836,205
  Affiliated money market fund (identified cost $6,623,559)            6,623,559
--------------------------------------------------------------------------------
Total investments in securities (identified cost $594,935,818)       434,459,764
Foreign currency holdings (identified cost $250,247)                     252,785
Capital shares receivable                                                358,291
Dividends receivable                                                     706,822
Receivable for investment securities sold                              4,409,678
Reclaims receivable                                                      394,816
--------------------------------------------------------------------------------
Total assets                                                         440,582,156
--------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                   468,262
Payable for investment securities purchased                            7,517,275
Accrued investment management services fees                                9,180
Accrued distribution fees                                                  3,817
Accrued transfer agency fees                                               3,375
Accrued administrative services fees                                         930
Accrued plan administration services fees                                     34
Other accrued expenses                                                   144,192
--------------------------------------------------------------------------------
Total liabilities                                                      8,147,065
--------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $ 432,435,091
--------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $     836,473
Additional paid-in capital                                           997,824,407
Undistributed net investment income                                    2,536,752
Accumulated net realized gain (loss)                                (408,287,051)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                        (160,475,490)
--------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $ 432,435,091
--------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                              NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $380,429,958           73,040,390                       $5.21(1)
Class B                     $ 42,166,196            8,654,662                       $4.87
Class C                     $  4,754,813              985,451                       $4.83
Class I                     $      3,498                  666                       $5.25
Class R2                    $      3,314                  634                       $5.23
Class R3                    $      3,322                  634                       $5.24
Class R4                    $  5,067,319              963,574                       $5.26
Class R5                    $      3,329                  634                       $5.25
Class W                     $      3,342                  639                       $5.23
-----------------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $5.53. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                       THREADNEEDLE GLOBAL EQUITY FUND -- 2008 ANNUAL REPORT  23

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED OCT. 31, 2008


INVESTMENT INCOME
Income:
Dividends                                                          $  15,191,451
Interest                                                                  17,988
Income distributions from affiliated money market fund                   267,987
Fee income from securities lending                                       101,233
  Less foreign taxes withheld                                           (798,509)
--------------------------------------------------------------------------------
Total income                                                          14,780,150
--------------------------------------------------------------------------------
Expenses:
Investment management services fees                                    5,825,153
Distribution fees
  Class A                                                              1,507,084
  Class B                                                                814,247
  Class C                                                                 73,244
  Class R2                                                                    25
  Class R3                                                                    13
  Class W                                                                     13
Transfer agency fees
  Class A                                                              1,316,120
  Class B                                                                187,180
  Class C                                                                 16,522
  Class R2                                                                     3
  Class R3                                                                     3
  Class R4                                                                 4,089
  Class R5                                                                     3
  Class W                                                                     10
Administrative services fees                                             549,601
Plan administration services fees
  Class R2                                                                    13
  Class R3                                                                    13
  Class R4                                                                20,446
Compensation of board members                                             15,113
Custodian fees                                                           240,610
Printing and postage                                                     165,380
Registration fees                                                         83,650
Professional fees                                                         42,982
Other                                                                     26,395
--------------------------------------------------------------------------------
Total expenses                                                        10,887,912
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                            (1,360)
  Earnings and bank fee credits on cash balances                         (18,631)
--------------------------------------------------------------------------------
Total net expenses                                                    10,867,921
--------------------------------------------------------------------------------
Investment income (loss) -- net                                        3,912,229
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
24  THREADNEEDLE GLOBAL EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                            $ (63,602,873)
  Foreign currency transactions                                         (738,516)
--------------------------------------------------------------------------------
Net realized gain (loss) on investments                              (64,341,389)
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
  currencies                                                        (324,354,761)
--------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies               (388,696,150)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $(384,783,921)
--------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                       THREADNEEDLE GLOBAL EQUITY FUND -- 2008 ANNUAL REPORT  25

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED OCT. 31,                                                         2008           2007
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $   3,912,229  $   1,375,121
Net realized gain (loss) on investments                              (64,341,389)   130,447,745
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                (324,354,761)    67,887,744
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations     (384,783,921)   199,710,610
-----------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                           (2,895,413)    (5,052,007)
    Class B                                                                   --        (46,137)
    Class C                                                                   --        (24,579)
    Class R2                                                                 (16)           (60)
    Class R3                                                                 (28)           (61)
    Class R4                                                             (51,464)       (77,098)
    Class R5                                                                 (43)           (61)
    Class W                                                                  (24)           (61)
-----------------------------------------------------------------------------------------------
Total distributions                                                   (2,946,988)    (5,200,064)
-----------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales
    Class A shares                                                   122,218,532    103,394,162
    Class B shares                                                    19,744,662     16,189,120
    Class C shares                                                     2,778,659      2,137,681
    Class I shares                                                         5,000            N/A
    Class R2 shares                                                           --          5,000
    Class R3 shares                                                           --          5,000
    Class R4 shares                                                    2,142,353      2,445,834
    Class R5 shares                                                           --          5,000
    Class W shares                                                            --          5,000
Reinvestment of distributions at net asset value
    Class A shares                                                     2,842,402      4,972,629
    Class B shares                                                            --         45,360
    Class C shares                                                            --         23,936
    Class R4 shares                                                       51,464         77,098
Payments for redemptions
    Class A shares                                                  (144,969,040)  (141,986,972)
    Class B shares                                                   (38,846,306)   (50,692,015)
    Class C shares                                                    (2,137,746)    (1,286,730)
    Class R4 shares                                                   (2,469,638)    (4,449,426)
-----------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions    (38,639,658)   (69,109,323)
-----------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                             (426,370,567)   125,401,223
Net assets at beginning of year                                      858,805,658    733,404,435
-----------------------------------------------------------------------------------------------
Net assets at end of year                                          $ 432,435,091  $ 858,805,658
-----------------------------------------------------------------------------------------------
Undistributed net investment income                                $   2,536,752  $   2,648,118
-----------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
26  THREADNEEDLE GLOBAL EQUITY FUND -- 2008 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

CLASS A


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008         2007         2006         2005         2004
Net asset value, beginning of period                 $9.61        $7.52        $6.23        $5.16        $4.62
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .05(b)       .02(b)       .01          .02           --
Net gains (losses) (both realized and
 unrealized)                                         (4.41)        2.13         1.30         1.08          .54
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (4.36)        2.15         1.31         1.10          .54
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.04)        (.06)        (.02)        (.03)          --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $5.21        $9.61        $7.52        $6.23        $5.16
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $380         $737         $608         $446         $364
--------------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                                1.46%        1.39%        1.51%        1.57%        1.41%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .65%         .28%         .23%         .33%         .07%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                97%         100%         112%          93%         104%
--------------------------------------------------------------------------------------------------------------
Total return(e)                                    (45.55%)      28.82%       21.01%       21.48%       11.72%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                       THREADNEEDLE GLOBAL EQUITY FUND -- 2008 ANNUAL REPORT  27

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS B


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008         2007         2006         2005         2004
Net asset value, beginning of period                 $9.02        $7.06        $5.88        $4.87        $4.40
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          (.01)(b)     (.04)(b)     (.01)        (.02)        (.03)
Net gains (losses) (both realized and
 unrealized)                                         (4.14)        2.00         1.19         1.03          .50
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (4.15)        1.96         1.18         1.01          .47
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                    --          .00(c)        --           --           --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $4.87        $9.02        $7.06        $5.88        $4.87
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $42         $104         $110         $102         $104
--------------------------------------------------------------------------------------------------------------
Total expenses(d),(e)                                2.23%        2.15%        2.28%        2.34%        2.18%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         (.11%)       (.45%)       (.54%)       (.41%)       (.66%)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                97%         100%         112%          93%         104%
--------------------------------------------------------------------------------------------------------------
Total return(f)                                    (46.01%)      27.81%       20.07%       20.74%       10.68%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Rounds to zero.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
28  THREADNEEDLE GLOBAL EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS C


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008         2007         2006         2005         2004
Net asset value, beginning of period                 $8.93        $7.02        $5.85        $4.85        $4.38
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          (.01)(b)     (.04)(b)     (.01)        (.02)        (.02)
Net gains (losses) (both realized and
 unrealized)                                         (4.09)        1.98         1.18         1.03          .49
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (4.10)        1.94         1.17         1.01          .47
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                    --         (.03)          --         (.01)          --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $4.83        $8.93        $7.02        $5.85        $4.85
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $5           $8           $6           $2           $1
--------------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                                2.22%        2.15%        2.27%        2.33%        2.19%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         (.09%)       (.48%)       (.50%)       (.53%)       (.69%)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                97%         100%         112%          93%         104%
--------------------------------------------------------------------------------------------------------------
Total return(e)                                    (45.91%)      27.76%       20.03%       20.89%       10.73%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                       THREADNEEDLE GLOBAL EQUITY FUND -- 2008 ANNUAL REPORT  29

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS I


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                      2008(b)
Net asset value, beginning of period                 $7.47
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .03
Net gains (losses) (both realized and
 unrealized)                                         (2.25)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (2.22)
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                    --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $5.25
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--
--------------------------------------------------------------------------------------------------------------
Total expenses(d),(e)                                 .85%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         1.55%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                97%
--------------------------------------------------------------------------------------------------------------
Total return                                       (29.72%)(g)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
30  THREADNEEDLE GLOBAL EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS R2


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008     2007(b)
Net asset value, beginning of period                 $9.62        $7.89
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .05         (.01)
Net gains (losses) (both realized and
 unrealized)                                         (4.42)        1.84
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (4.37)        1.83
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.02)        (.10)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $5.23        $9.62
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.79%        1.74%(f)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     1.54%        1.74%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .57%        (.13%)(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                97%         100%
--------------------------------------------------------------------------------------------------------------
Total return                                       (45.48%)      23.41%(i)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 11, 2006 (inception date) to Oct. 31, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(i) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                       THREADNEEDLE GLOBAL EQUITY FUND -- 2008 ANNUAL REPORT  31

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS R3


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008     2007(b)
Net asset value, beginning of period                 $9.65        $7.89
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .06          .01
Net gains (losses) (both realized and
 unrealized)                                         (4.43)        1.85
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (4.37)        1.86
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.04)        (.10)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $5.24        $9.65
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.54%        1.49%(f)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     1.29%        1.49%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .82%         .12%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                97%         100%
--------------------------------------------------------------------------------------------------------------
Total return                                       (45.43%)      23.80%(i)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 11, 2006 (inception date) to Oct. 31, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(i) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
32  THREADNEEDLE GLOBAL EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS R4


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008         2007         2006         2005         2004
Net asset value, beginning of period                 $9.70        $7.60        $6.29        $5.20        $4.65
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .07(b)       .04(b)       .02          .04          .01
Net gains (losses) (both realized and
 unrealized)                                         (4.46)        2.13         1.31         1.09          .54
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (4.39)        2.17         1.33         1.13          .55
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.05)        (.07)        (.02)        (.04)         .00
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $5.26        $9.70        $7.60        $6.29        $5.20
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $5          $10           $9           $6           $4
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         1.29%        1.23%        1.32%        1.38%        1.23%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                     1.28%        1.23%        1.32%        1.38%        1.23%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .83%         .45%         .44%         .49%         .25%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                97%         100%         112%          93%         104%
--------------------------------------------------------------------------------------------------------------
Total return                                       (45.47%)      28.85%       21.26%       21.90%       11.88%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(e) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                       THREADNEEDLE GLOBAL EQUITY FUND -- 2008 ANNUAL REPORT  33

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS R5


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008     2007(b)
Net asset value, beginning of period                 $9.69        $7.89
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .08          .05
Net gains (losses) (both realized and
 unrealized)                                         (4.45)        1.85
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (4.37)        1.90
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.07)        (.10)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $5.25        $9.69
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--
--------------------------------------------------------------------------------------------------------------
Total expenses(d),(e)                                1.04%         .99%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         1.07%         .62%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                97%         100%
--------------------------------------------------------------------------------------------------------------
Total return                                       (45.40%)      24.33%(g)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 11, 2006 (inception date) to Oct. 31, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
34  THREADNEEDLE GLOBAL EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS W


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008     2007(b)
Net asset value, beginning of period                 $9.66        $7.83
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .05          .02
Net gains (losses) (both realized and
 unrealized)                                         (4.44)        1.91
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (4.39)        1.93
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.04)        (.10)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $5.23        $9.66
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--
--------------------------------------------------------------------------------------------------------------
Total expenses(d),(e)                                1.43%        1.39%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .68%         .20%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                97%         100%
--------------------------------------------------------------------------------------------------------------
Total return                                       (45.62%)      24.87%(g)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 1, 2006 (inception date) to Oct. 31, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                       THREADNEEDLE GLOBAL EQUITY FUND -- 2008 ANNUAL REPORT  35

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Threadneedle Global Equity Fund (the Fund) (formerly RiverSource Global Equity
Fund) is a series of RiverSource Global Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board of Directors (the Board). Under normal market conditions, at least 80% of the Fund's net assets will be invested in equity securities, including companies located in developed and emerging countries.

The Fund offers Class A, Class B, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class W shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I, Class R2, Class R3, Class R4 and Class R5 shares are sold without a front-end sales charge or CDSC and are offered to qualifying institutional investors. Class I shares became effective Aug. 1, 2008.

- Class W shares are sold without a front-end sales charge or CDSC and are offered through qualifying discretionary accounts.

At Oct. 31, 2008, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) owned 100% of Class I, Class R2, Class R3, Class R5 and Class W shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.


--------------------------------------------------------------------------------
36  THREADNEEDLE GLOBAL EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

VALUATION OF SECURITIES
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost, which approximates fair value.

OPTION TRANSACTIONS
To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the

--------------------------------------------------------------------------------
                       THREADNEEDLE GLOBAL EQUITY FUND -- 2008 ANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options (OTC options) trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. Option contracts, including OTC option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the New York Stock Exchange. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. At Oct. 31, 2008, and for the year then ended, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these future contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures and options on futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. At Oct. 31, 2008, the Fund had no outstanding futures contracts.


--------------------------------------------------------------------------------
38  THREADNEEDLE GLOBAL EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2008, foreign currency holdings consisted of multiple denominations.

The Fund may enter into forward foreign currency contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the counterparty will not complete its contract obligations. At Oct. 31, 2008, the Fund had no outstanding forward foreign currency contracts.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Financial Accounting Standards Board (FASB) Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the

--------------------------------------------------------------------------------
                       THREADNEEDLE GLOBAL EQUITY FUND -- 2008 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


financial statements. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of foreign currency transactions, passive foreign investment company (PFIC) holdings, re-characterization of REIT distributions, and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $1,076,607 and accumulated net realized loss has been decreased by $1,076,607.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED OCT. 31,                         2008*       2007**
----------------------------------------------------------------
CLASS A
Distributions paid from:
    Ordinary income....................  $2,895,413   $5,052,007
    Long-term capital gain.............          --           --
CLASS B
Distributions paid from:
    Ordinary income....................          --       46,137
    Long-term capital gain.............          --           --
CLASS C
Distributions paid from:
    Ordinary income....................          --       24,579
    Long-term capital gain.............          --           --
CLASS I
Distributions paid from:
    Ordinary income....................          --          N/A
    Long-term capital gain.............          --          N/A
CLASS R2
Distributions paid from:
    Ordinary income....................          16           60
    Long-term capital gain.............          --           --


--------------------------------------------------------------------------------
40  THREADNEEDLE GLOBAL EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

YEAR ENDED OCT. 31,                         2008*       2007**
----------------------------------------------------------------
CLASS R3
Distributions paid from:
    Ordinary income....................         $28          $61
    Long-term capital gain.............          --           --
CLASS R4
Distributions paid from:
    Ordinary income....................      51,464       77,098
    Long-term capital gain.............          --           --
CLASS R5
Distributions paid from:
    Ordinary income....................          43           61
    Long-term capital gain.............          --           --
CLASS W
Distributions paid from:
    Ordinary income....................          24           61
    Long-term capital gain.............          --           --


 * Class I is for the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.
** Class R2, Class R3 and Class R5 are for the period from Dec. 11, 2006 (inception date) to Oct. 31, 2007. Class W is for the period from Dec. 1, 2006 (inception date) to Oct. 31, 2007.

At Oct. 31, 2008, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income.................  $   2,543,644
Undistributed accumulated long-term gain......  $          --
Accumulated realized loss.....................  $(404,243,287)
Unrealized appreciation (depreciation)........  $(164,526,146)


RECENT ACCOUNTING PRONOUNCEMENTS
In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (SFAS 161), "Disclosures about Derivative Instruments and Hedging
Activities -- an amendment of FASB Statement No. 133," which requires enhanced disclosures about a fund's derivative and hedging activities. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect a fund's financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for periods beginning after Nov. 15, 2008. As of Oct. 31, 2008, management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.


--------------------------------------------------------------------------------
                       THREADNEEDLE GLOBAL EQUITY FUND -- 2008 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

On Sept. 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a hierarchy for measuring fair value, and requires additional disclosures about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period. The application of SFAS 157 will be effective for the Fund's fiscal year beginning Nov. 1, 2008. The adoption of SFAS 157 is not anticipated to have a material impact on the Fund's financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.80% to 0.57% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Global Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the management fee by $393,409 for the year ended Oct. 31, 2008. The management fee for the year ended Oct. 31, 2008 was 0.83% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.


--------------------------------------------------------------------------------
42  THREADNEEDLE GLOBAL EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

SUBADVISORY AGREEMENT
The Investment Manager has a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial, to subadvise the assets of the Fund. The Investment Manager contracts with and compensates Threadneedle to manage the investment of the Fund's assets.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase. The fee for the year ended Oct. 31, 2008 was 0.08% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Oct. 31, 2008, other expenses paid to this company were $3,588.

COMPENSATION OF BOARD MEMBERS
Compensation of board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R3, Class R4 and Class R5 shares and an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares.


--------------------------------------------------------------------------------
                       THREADNEEDLE GLOBAL EQUITY FUND -- 2008 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A, Class R3 and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, up to 0.75% of the fee is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed expense") was approximately $1,733,000 and $58,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as Oct. 31, 2008, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges received by the Distributor for distributing Fund shares were $749,778 for Class A, $49,352 for Class B and $1,644 for Class C for the year ended Oct. 31, 2008.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Oct. 31, 2008, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), including the adjustment under the terms of a performance incentive arrangement, were as follows:

Class R2............................................  1.54%
Class R3............................................  1.29
Class R4............................................  1.28




--------------------------------------------------------------------------------
44  THREADNEEDLE GLOBAL EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R2...........................................    $13
Class R3...........................................     13
Class R4...........................................  1,334


The Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Oct. 31, 2009, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the Fund's average daily net assets:

Class R4............................................  1.27%


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

EARNINGS AND BANK FEE CREDITS
During the year ended Oct. 31, 2008, the Fund's custodian and transfer agency fees were reduced by $18,631 as a result of earnings and bank fee credits from overnight cash balances. The Fund pays custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $670,217,944 and $698,227,533, respectively, for the year ended Oct. 31, 2008. Realized gains and losses are determined on an identified cost basis.

Income from securities lending amounted to $101,233 for the year ended Oct. 31, 2008. Expenses paid to the Investment Manager as securities lending agent were $1,067 for the year ended Oct. 31, 2008, which are included in other expenses on the Statement of Operations. The risk to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. At Oct. 31, 2008, the Fund had no securities out on loan.


--------------------------------------------------------------------------------
                       THREADNEEDLE GLOBAL EQUITY FUND -- 2008 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                        YEAR ENDED OCT. 31, 2008*
                                     ISSUED FOR
                                     REINVESTED                        NET
                          SOLD     DISTRIBUTIONS    REDEEMED   INCREASE (DECREASE)
----------------------------------------------------------------------------------
Class A                15,480,435     328,601     (19,420,602)      (3,611,566)
Class B                 2,606,662          --      (5,461,285)      (2,854,623)
Class C                   381,563          --        (318,939)          62,624
Class I                       666          --              --              666
Class R4                  264,404       5,909        (319,876)         (49,563)
----------------------------------------------------------------------------------


                                        YEAR ENDED OCT. 31, 2007**
                                     ISSUED FOR
                                     REINVESTED                        NET
                          SOLD     DISTRIBUTIONS    REDEEMED   INCREASE (DECREASE)
----------------------------------------------------------------------------------
Class A                12,264,903     636,700     (17,108,766)      (4,207,163)
Class B                 2,095,921       6,146      (6,192,934)      (4,090,867)
Class C                   276,396       3,279        (164,135)         115,540
Class R2                      634          --              --              634
Class R3                      634          --              --              634
Class R4                  288,576       9,796        (531,402)        (233,030)
Class R5                      634          --              --              634
Class W                       639          --              --              639
----------------------------------------------------------------------------------


* Class I is for the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.
** Class R2, Class R3 and Class R5 are for the period from Dec. 11, 2006 (inception date) to Oct. 31, 2007. Class W is for the period from Dec. 1, 2006 (inception date) to Oct. 31, 2007.

5. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of the RiverSource Short-Term Cash Fund aggregated $302,567,723 and $308,596,766, respectively, for the year ended Oct. 31, 2008. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found on the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Oct. 31, 2008, can be found in the Portfolio of Investments.


--------------------------------------------------------------------------------
46  THREADNEEDLE GLOBAL EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

6. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 16, 2008, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $475 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $175 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $650 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended Oct. 31, 2008.

Under the prior credit facility which was effective until Oct. 15, 2008, the Fund had entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund was permitted to borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which was a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permitted collective borrowings up to $500 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matured no later than 60 days after the date of borrowing. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $404,243,287 at Oct. 31, 2008, that if not offset by capital gains will expire as follows:

    2009            2010            2011           2016
$170,490,067    $143,634,885    $30,509,951    $59,608,384




--------------------------------------------------------------------------------
                       THREADNEEDLE GLOBAL EQUITY FUND -- 2008 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

8. RISKS RELATING TO CERTAIN INVESTMENTS

FOREIGN/EMERGING MARKETS RISK
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

9. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties

--------------------------------------------------------------------------------
48  THREADNEEDLE GLOBAL EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co., Inc. (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG). In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and the distributor of the Seligman Funds, Seligman Advisors, Inc., relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc., Seligman Data Corp. (transfer agent for the Seligman Funds) and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit. Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by Seligman and not by the Seligman

--------------------------------------------------------------------------------
                       THREADNEEDLE GLOBAL EQUITY FUND -- 2008 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


Funds. If the NYAG obtains injunctive relief, Seligman and its affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies. Seligman does not believe that the foregoing legal action or other possible actions will have a material adverse impact on Seligman or its clients, including the Seligman Funds and other investment companies managed by it; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

10. SUBSEQUENT EVENT

Effective Dec. 15, 2008, the Fund will pay custodian fees to JPMorgan Chase Bank, N.A. and, in addition, JPMorgan Chase Bank, N.A. will serve as the securities lending agent for the Fund.


--------------------------------------------------------------------------------
50  THREADNEEDLE GLOBAL EQUITY FUND -- 2008 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
THREADNEEDLE GLOBAL EQUITY FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Threadneedle Global Equity Fund (the Fund), formerly the RiverSource Global Equity Fund, (one of the portfolios constituting the RiverSource Global Series, Inc.) as of October 31, 2008, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through October 31, 2006, were audited by other auditors whose report dated December 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
                       THREADNEEDLE GLOBAL EQUITY FUND -- 2008 ANNUAL REPORT  51

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued) ------------

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of Threadneedle Global Equity Fund of the RiverSource Global Series, Inc. at October 31, 2008, the results of its operations for the year then ended, and changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
December 19, 2008


--------------------------------------------------------------------------------
52  THREADNEEDLE GLOBAL EQUITY FUND -- 2008 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Oct. 31, 2008

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................       100%
    Dividends Received Deduction for corporations................       100%
    U.S. Government Obligations..................................      0.00%


The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
                       THREADNEEDLE GLOBAL EQUITY FUND -- 2008 ANNUAL REPORT  53

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource complex of funds that each Board member oversees consists of 162 funds, which includes 104 RiverSource funds and 58 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Funds, 1999-2006; former Governor of  None
901 S. Marquette Ave.      1999                  Minnesota
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley College
Age 58
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 69                     2002
------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
54  THREADNEEDLE GLOBAL EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (bank holding company) and its principal subsidiary,
Age 64                                           Great Western Bank (federal savings bank)
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C.; Director, Vibration       Lead Outside
901 S. Marquette Ave.      2008                  Control Technologies, LLC (auto vibration technology);   Director, Digital
Minneapolis, MN 55402                            Director and Chairman, Highland Park Michigan Economic   Ally, Inc. (digital
Age 66                                           Development Corp; and Chairman, Detroit Public Schools   imaging); and
                                                 Foundation. Formerly, Chairman and Chief Executive       Infinity, Inc. (oil
                                                 Officer, Q Standards Worldwide, Inc. (library of         and gas exploration
                                                 technical standards); Director, Kerr-McGee Corporation   and production);
                                                 (diversified energy and chemical company); Trustee, New  Director, OGE Energy
                                                 York University Law Center Foundation; Vice Chairman,    Corp. (energy and
                                                 Detroit Medical Center and Detroit Economic Growth       energy services
                                                 Corp.                                                    provider offering
                                                                                                          physical delivery
                                                                                                          and related services
                                                                                                          for both electricity
                                                                                                          and natural gas)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceutical, Inc.
Minneapolis, MN 55402                            Biotech                                                  (biotechnology);
Age 64                                                                                                    Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                       THREADNEEDLE GLOBAL EQUITY FUND -- 2008 ANNUAL REPORT  55

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. and President,
Financial Center           Vice President since  Chairman of the Board and Chief Investment Officer,
Minneapolis, MN 55474      2002                  RiverSource Investments, LLC since 2005; Director,
Age 48                                           President and Chief Executive Officer, Ameriprise
                                                 Certificate Company and Chairman of the Board, Chief
                                                 Executive Officer and President, RiverSource
                                                 Distributors, Inc. since 2006; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc. and Chairman of the Board and Chief
                                                 Investment Officer, RiverSource Investments, LLC, 2001-
                                                 2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.


--------------------------------------------------------------------------------
56  THREADNEEDLE GLOBAL EQUITY FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           since 2006; Director and Vice President -- Asset
Minneapolis, MN 55474                            Management, Products and Marketing, RiverSource
Age 43                                           Distributors, Inc. since 2006; Managing Director and
                                                 Global Head of Product, Morgan Stanley Investment
                                                 Management, 2004-2006; President, Touchstone
                                                 Investments, 2002-2004
--------------------------------------------------------------------------------------------------------

Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 44                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Vice President -- Asset Management and Trust Company
5228 Ameriprise Financial  2006                  Services, RiverSource Investments, LLC since 2006; Vice
Center Minneapolis, MN                           President -- Operations and Compliance, RiverSource
55474                                            Investments, LLC, 2004-2006; Director of Product
Age 43                                           Development -- Mutual Funds, Ameriprise Financial,
                                                 Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006
Minneapolis, MN 55474
Age 53
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 49                                           since 2006; Vice President, General Counsel and
                                                 Secretary, Ameriprise Certificate Company since 2005;
                                                 Vice President -- Asset Management Compliance,
                                                 Ameriprise Financial, Inc., 2004-2005; Senior Vice
                                                 President and Chief Compliance Officer, USBancorp Asset
                                                 Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Jennifer D. Lammers        Chief Compliance      U.S. Asset Management Chief Compliance Officer,
172 Ameriprise Financial   Officer since 2006    RiverSource Investments, LLC since 2006;
Center                                           Director -- Mutual Funds, Voyageur Asset Management,
Minneapolis, MN 55474                            2003-2006; Director of Finance, Voyageur Asset
Age 48                                           Management, 2000-2003
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                       THREADNEEDLE GLOBAL EQUITY FUND -- 2008 ANNUAL REPORT  57

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Neysa M. Alecu             Money Laundering      Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise Financial  Prevention Officer    Ameriprise Financial, Inc. since 2004; Manager Anti-
Center                     since 2004            Money Laundering, Ameriprise Financial, Inc., 2003-
Minneapolis, MN 55474                            2004; Compliance Director and Bank Secrecy Act Officer,
Age 44                                           American Express Centurion Bank, 2000-2003
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
58  THREADNEEDLE GLOBAL EQUITY FUND -- 2008 ANNUAL REPORT

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
                       THREADNEEDLE GLOBAL EQUITY FUND -- 2008 ANNUAL REPORT  59

THREADNEEDLE GLOBAL EQUITY FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                           This report must be accompanied or preceded by the Fund's
                           current prospectus.
                           Threadneedle(R) mutual funds are distributed by RiverSource
                           Distributors, Inc., Member FINRA, managed by RiverSource
                           Investments, LLC, and subadvised by Threadneedle
                           International Limited. These companies are part of
                           Ameriprise Financial, Inc.
(THREADNEEDLE LOGO)        (C) 2008 RiverSource Distributors, Inc.                           S-6334 AG (12/08)

Annual Report
and Prospectus                                               (THREADNEEDLE LOGO)

THREADNEEDLE
GLOBAL EQUITY INCOME FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
OCTOBER 31, 2008
(Prospectus also enclosed)

THREADNEEDLE GLOBAL EQUITY INCOME FUND SEEKS TO
PROVIDE SHAREHOLDERS WITH A HIGH LEVEL OF CURRENT
INCOME AND SECONDARILY, GROWTH OF CAPITAL.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    3

Manager Commentary.................    4

Fund Expenses Example..............    8

Portfolio of Investments...........   11

Statement of Assets and
  Liabilities......................   17

Statement of Operations............   18

Statement of Changes in Net
  Assets...........................   19

Financial Highlights...............   21

Notes to Financial Statements......   29

Report of Independent Registered
  Public Accounting Firm...........   44

Federal Income Tax Information.....   46

Board Members and Officers.........   47

Approval of Investment Management
  Services Agreement...............   51

Proxy Voting.......................   53



RIVERSOURCE FAMILY OF FUNDS
Threadneedle Funds are a part of the RiverSource family of funds that includes funds branded
"RiverSource," "RiverSource Partners," and
"Threadneedle." These funds share the same Board of Directors/Trustees and officers.

Please see the pages that follow this report for a list of mutual funds that are included in the RiverSource family of funds.


--------------------------------------------------------------------------------
2  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2008 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

STYLE MATRIX
--------------------------------------------------------------------------------

stylematrix

         STYLE
VALUE    BLEND   GROWTH
           x              LARGE
                          MEDIUM   SIZE
                          SMALL



Shading within the style matrix indicates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.



International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.


--------------------------------------------------------------------------------
                 THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2008 ANNUAL REPORT  3

MANAGER COMMENTARY -------------------------------------------------------------

Below, Threadneedle Global Equity Income Fund portfolio managers Stephen Thornber and Jeremy Podger of Threadneedle International Limited (Threadneedle) discuss the Fund's results and positioning for the period from its inception on Aug. 1, 2008 through Oct. 31, 2008. Threadneedle, an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., acts as the subadviser to the Fund.

Dear Shareholders,

On Aug. 1, 2008, we launched Threadneedle Global Equity Income Fund, a diversified mutual fund seeking to offer shareholders both income and growth potential. The Fund was immediately tested by the inhospitable investment environment. Market activity during the Fund's first three

COUNTRY DIVERSIFICATION (at Oct. 31, 2008; % of portfolio assets)
---------------------------------------------------------------------

Australia                                   2.3%
------------------------------------------------
Brazil                                      2.6%
------------------------------------------------
Canada                                      0.4%
------------------------------------------------
China                                       0.7%
------------------------------------------------
Czech Republic                              0.6%
------------------------------------------------
Denmark                                     0.9%
------------------------------------------------
Finland                                     3.4%
------------------------------------------------
France                                      4.2%
------------------------------------------------
Germany                                     4.7%
------------------------------------------------
Greece                                      0.5%
------------------------------------------------
Hong Kong                                   2.8%
------------------------------------------------
Ireland                                     0.2%
------------------------------------------------
Italy                                       5.6%
------------------------------------------------
Japan                                       5.7%
------------------------------------------------
Jersey                                      0.6%
------------------------------------------------
Mexico                                      1.1%
------------------------------------------------
Netherlands                                 1.4%
------------------------------------------------
Norway                                      2.0%
------------------------------------------------
Singapore                                   1.5%
------------------------------------------------
Spain                                       2.3%
------------------------------------------------
Sweden                                      2.3%
------------------------------------------------
Taiwan                                      4.7%
------------------------------------------------
United Kingdom                             14.5%
------------------------------------------------
United States                              35.0%
------------------------------------------------




--------------------------------------------------------------------------------
4  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


months has been unprecedented. Following government takeover of mortgage lenders Fannie Mae and Freddie Mac, the AIG bailout and the Lehman Brothers' bankruptcy, analysts sharply reduced economic and earnings forecasts in both developed and emerging nations. Equity markets faced steep losses amid extreme volatility. Though we would have preferred to launch a new fund under better circumstances, we remain optimistic about Global Equity Income Fund's long-term potential because the Fund's strategy is well-suited to difficult markets. Income-oriented strategies tend to do better in periods of slower economic activity and lower earnings than strategies with no income component.

THE FUND'S CURRENT INVESTMENT STRATEGY
The Fund's two-pronged investment goal is to provide a combination of income and secondarily, growth potential. We strive to generate dividend distributions primarily from the Fund's common and preferred stock holdings. At the same time, we look for those holdings to increase in price over time, providing capital appreciation.

Investing in dividend-paying stocks helps diversify the Global Equity Income Fund. Additionally, any income provided may help mitigate risk and volatility, particularly in difficult market environments such as we are now experiencing. The portfolio is well-diversified globally and invests in

TOP TEN HOLDINGS (at Oct. 31, 2008; % of portfolio assets)
---------------------------------------------------------------------

AT&T (United States)                        3.2%
------------------------------------------------
Pfizer (United States)                      3.1%
------------------------------------------------
BP Prudhoe Bay Royalty Trust (United
  States)                                   2.8%
------------------------------------------------
Ono Pharmaceutical (Japan)                  2.3%
------------------------------------------------
British American Tobacco (United Kingdom)   2.2%
------------------------------------------------
Eni (Italy)                                 2.2%
------------------------------------------------
US Bancorp (United States)                  2.2%
------------------------------------------------
Merck & Co (United States)                  2.0%
------------------------------------------------
Kinder Morgan Energy Partners LP (United
  States)                                   1.9%
------------------------------------------------
Bristol-Myers Squibb (United States)        1.8%
------------------------------------------------


For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
                 THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2008 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------


companies on the basis of their merit and dividend history, regardless of location.

Given the difficult market conditions, we have positioned the portfolio very defensively. We are focusing on what we believe to be high quality companies, with relatively low debt levels, strong balance sheets, robust cash flows, earnings growth potential and dividend paying capacity.

OUR FUTURE STRATEGY
The credit crisis has clearly dampened global economic activity and we believe the impact could still be in its early stages. Whether or not markets are at or near their lowest levels of this market cycle, we're not expecting a sharp recovery. The credit crisis took a while to develop and solutions will take time. Given the magnitude of the shock to consumer confidence, we think economic recovery and any market rebound will be muted in the early stages.

In light of our outlook, we are maintaining the Fund's cautious stance. We are emphasizing defensive, large-cap companies where we anticipate growth or at least stable earnings. By nature, dividend paying companies tend to be skewed toward the large end of the capitalization scale and they also tend to be defensive, so we believe the Fund's strategy is well-suited to the current market environment.

We are particularly drawn toward companies with capital or cash flow that can be used to build market share or acquire struggling competitors during the economic weakness. We believe these companies are more likely to survive the downturn and also could emerge in a stronger business position for the next phase of the cycle.


--------------------------------------------------------------------------------
6  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


(THORNBER PHOTO)                                                      (PHOTO - JEREMY PODGER)

Stephen Thornber                                                      Jeremy Podger
Portfolio Manager                                                     Deputy Portfolio
                                                                      Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource fund.



  The Fund's two-pronged investment goal is to provide a combination of income and secondarily, growth potential.






--------------------------------------------------------------------------------
                 THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2008 ANNUAL REPORT  7

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until Oct. 31, 2008.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of

--------------------------------------------------------------------------------
8  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                      ENDING        EXPENSES
                                    BEGINNING     ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                ACCOUNT VALUE(A)  OCT. 31, 2008  THE PERIOD(B)  EXPENSE RATIO
---------------------------------------------------------------------------------------------
Class A
---------------------------------------------------------------------------------------------
  Actual(c)                          $1,000         $  728.80        $ 3.12(d)      1.45%
---------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000         $1,017.90        $ 7.37(d)      1.45%
---------------------------------------------------------------------------------------------

Class B
---------------------------------------------------------------------------------------------
  Actual(c)                          $1,000         $  728.50        $ 4.76(d)      2.21%
---------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000         $1,014.06        $11.22(d)      2.21%
---------------------------------------------------------------------------------------------

Class C
---------------------------------------------------------------------------------------------
  Actual(c)                          $1,000         $  728.20        $ 4.76(d)      2.21%
---------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000         $1,014.06        $11.22(d)      2.21%
---------------------------------------------------------------------------------------------

Class I
---------------------------------------------------------------------------------------------
  Actual(c)                          $1,000         $  730.00        $ 2.31(d)      1.07%
---------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000         $1,019.81        $ 5.45(d)      1.07%
---------------------------------------------------------------------------------------------

Class R2
---------------------------------------------------------------------------------------------
  Actual(c)                          $1,000         $  729.00        $ 4.03(d)      1.87%
---------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000         $1,015.78        $ 9.50(d)      1.87%
---------------------------------------------------------------------------------------------

Class R3
---------------------------------------------------------------------------------------------
  Actual(c)                          $1,000         $  729.30        $ 3.51(d)      1.63%
---------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000         $1,016.99        $ 8.29(d)      1.63%
---------------------------------------------------------------------------------------------

Class R4
---------------------------------------------------------------------------------------------
  Actual(c)                          $1,000         $  729.60        $ 2.95(d)      1.37%
---------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000         $1,018.30        $ 6.97(d)      1.37%

---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                 THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2008 ANNUAL REPORT  9

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------

                                                      ENDING        EXPENSES
                                    BEGINNING     ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                ACCOUNT VALUE(A)  OCT. 31, 2008  THE PERIOD(B)  EXPENSE RATIO
---------------------------------------------------------------------------------------------
Class R5
---------------------------------------------------------------------------------------------
  Actual(c)                          $1,000         $  730.00        $ 2.42(d)      1.12%
---------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000         $1,019.56        $ 5.70(d)      1.12%
---------------------------------------------------------------------------------------------


(a) The beginning account values are as of Aug. 1, 2008 (when shares of the Fund became publicly available) for actual expense calculations and as of May 1, 2008 for hypothetical expense calculations.
(b) Actual expenses paid during the period are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 91/365 (to reflect the period from Aug. 1, 2008 to Oct. 31, 2008). Hypothetical expenses paid during the period are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(c) Based on the actual return for the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008: -27.12% for Class A, -27.15% for Class B, -27.18% for Class C, -27.00% for Class I, -27.10% for Class R2, -27.07% for Class R3, -27.04% for Class R4 and -27.00% for Class R5.
(d) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2009, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.45% for Class A, 2.21% for Class B, 2.20% for Class C, 1.05% for Class I, 1.85% for Class R2, 1.60% for Class R3, 1.35% for Class R4 and 1.10% for Class R5. Any amounts waived will not be reimbursed by the Fund. This change was effective Nov. 1, 2008. If this change had been in place for the entire period from Aug. 1, 2008 to Oct. 31, 2008, the actual expenses paid would have been $3.13 for Class A, $4.76 for Class B, $4.74 for Class C, $2.26 for Class I, $3.99 for Class R2, $3.45 for Class R3, $2.91 for Class R4 and $2.37 for Class R5. If this change had been in place for the entire six month period ended Oct. 31, 2008, the hypothetical expenses paid would have been $7.37 for Class A, $11.22 for Class B, $11.17 for Class C, $5.35 for Class I, $9.40 for Class R2, $8.13 for Class R3, $6.87 for Class R4 and $5.60 for Class R5.


--------------------------------------------------------------------------------
10  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2008 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------
OCT. 31, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES




COMMON STOCKS (93.0%)(c)
ISSUER                                                 SHARES                VALUE(a)
AUSTRALIA (2.2%)
Australia & New Zealand Banking Group                                   $91,2-
                                                        7,784         00
Lend Lease                                             12,006         55,526
Transurban Group                                       18,204         65,326
                                                                             --------
Total                                                                         212,052
-------------------------------------------------------------------------------------

BRAZIL (2.5%)
Cia de Bebidas das Americas                             2,600         110,964
Cia Vale do Rio Doce ADR                                8,160         95,554
Petroleo Brasileiro                                     3,000         32,447
                                                                             --------
Total                                                                         238,965
-------------------------------------------------------------------------------------

CANADA (0.3%)
Timberwest Forest Unit                                  5,600         31,742
-------------------------------------------------------------------------------------

CHINA (0.7%)
CNOOC                                                  80,000         65,036
-------------------------------------------------------------------------------------

CZECH REPUBLIC (0.5%)
Telefonica O2 Czech Republic GDR                        2,462         51,640
-------------------------------------------------------------------------------------

DENMARK (0.8%)
TrygVesta                                               1,376         82,736
-------------------------------------------------------------------------------------

FINLAND (3.2%)
Nokia                                                   5,284         80,913
Sampo Series A                                          7,352         147,280
Talvivaara Mining                                      13,198(b)      43,063
Wartsila                                                1,634         41,385
                                                                             --------
Total                                                                         312,641
-------------------------------------------------------------------------------------

FRANCE (4.0%)
France Telecom                                          2,974         74,965
PagesJaunes Groupe                                      4,414         41,831
Total                                                   2,315         127,311
Vivendi                                                 5,405         141,232
                                                                             --------
Total                                                                         385,339
-------------------------------------------------------------------------------------

GERMANY (4.4%)
BASF                                                    3,024         101,482
Bayer                                                   1,683         94,103
Deutsche Telekom                                        5,389         79,990
K+S                                                       807         31,371
RWE                                                     1,443         119,954
                                                                             --------
Total                                                                         426,900
-------------------------------------------------------------------------------------

GREECE (0.5%)
OPAP                                                    2,088         45,575
-------------------------------------------------------------------------------------

HONG KONG (2.6%)
Champion REIT                                         163,000         39,138
Esprit Holdings                                        27,400         155,698
Hang Lung Properties                                   25,000         61,091
                                                                             --------
Total                                                                         255,927
-------------------------------------------------------------------------------------

IRELAND (0.2%)
Bank of Ireland                                         7,425         21,916
-------------------------------------------------------------------------------------

ITALY (5.2%)
Enel                                                   17,740         118,643
Eni                                                     8,420         200,898
Snam Rete Gas                                          19,300         97,665
Telecom Italia                                         35,682         40,976
UniCredit                                              20,312         49,707
                                                                             --------
Total                                                                         507,889
-------------------------------------------------------------------------------------

JAPAN (5.3%)
Nintendo                                                  500         160,699
Nissan Motor                                           15,400         76,504
Ono Pharmaceutical                                      4,600         205,110
Oracle Japan                                            1,800         78,275
                                                                             --------
Total                                                                         520,588
-------------------------------------------------------------------------------------

MEXICO (1.1%)
Grupo Continental                                      66,400         103,389
-------------------------------------------------------------------------------------

NETHERLANDS (1.3%)
Aegon                                                   7,632         31,701
Royal Dutch Shell Series B                              3,381         91,656
                                                                             --------
Total                                                                         123,357
-------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2008 ANNUAL REPORT  11

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

NORWAY (1.9%)
DNB NOR                                                                 $67,2-
                                                       11,600         64
StatoilHydro                                            3,550         71,444
Telenor                                                 7,900         47,166
                                                                             --------
Total                                                                         185,874
-------------------------------------------------------------------------------------

SINGAPORE (1.4%)
DBS Group Holdings                                     18,000         137,468
-------------------------------------------------------------------------------------

SPAIN (2.1%)
Inditex                                                 2,164         73,123
Telefonica                                              7,097         131,354
                                                                             --------
Total                                                                         204,477
-------------------------------------------------------------------------------------

SWEDEN (2.1%)
Holmen Series B                                         2,507         70,704
Skanska Series B                                        7,865         69,117
SKF Group Series B                                      7,374         67,209
                                                                             --------
Total                                                                         207,030
-------------------------------------------------------------------------------------

TAIWAN (4.4%)
Chunghwa Telecom ADR                                    4,786         78,783
Delta Electronics                                      45,000         102,179
High Tech Computer                                      5,000         59,299
Hung Poo Real Estate Development                      108,000         56,634
Taiwan Semiconductor Mfg                               89,000         129,569
                                                                             --------
Total                                                                         426,464
-------------------------------------------------------------------------------------

UNITED KINGDOM (13.6%)
Admiral Group                                          10,097         149,667
Anglo American                                          3,491         87,585
BP                                                     19,444         158,483
British American Tobacco                                7,340         201,312
Drax Group                                              8,341         77,500
GlaxoSmithKline                                         6,072         116,717
Home Retail Group                                      17,530         55,868
Intl Power                                             24,739         88,495
Natl Grid                                              12,062         135,867
Pearson                                                 8,591         85,561
Prudential                                             14,043         70,536
Vodafone Group                                         48,856         93,976
                                                                             --------
Total                                                                       1,321,567
-------------------------------------------------------------------------------------

UNITED STATES (32.6%)
AllianceBernstein Holding LP                            1,311         30,730
AT&T                                                   10,840         290,186
Bank of America                                         6,479         156,598
BP Prudhoe Bay Royalty Trust                            3,130         258,193
Bristol-Myers Squibb                                    8,102         166,496
Coca-Cola                                               1,018         44,853
Diamond Offshore Drilling                               1,692         150,250
JPMorgan Chase & Co                                     3,349         138,146
KeyCorp                                                10,300         125,969
Kinder Morgan Energy Partners LP                        3,225         174,311
Kraft Foods Cl A                                        1,562         45,517
Merck & Co                                              5,939         183,812
Newell Rubbermaid                                       9,843         135,341
Packaging Corp of America                               8,655         145,664
Parkway Properties                                      2,542         43,850
Pfizer                                                 15,978         282,970
Philip Morris Intl                                      3,255         141,495
Plum Creek Timber                                       2,400         89,471
Regal Entertainment Group Cl A                          7,729         99,240
Reynolds American                                       2,610         127,786
US Bancorp                                              6,700         199,727
UST                                                     2,296         155,187
                                                                             --------
Total                                                                       3,185,792
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $11,438,926)                                                        $9,054,364
=====================================================================================




BONDS (0.6%)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
JERSEY
Intl Power Finance III
 (European Monetary Unit)
 06-05-15                            4.75%            $100,000(c)             $54,065
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $66,890)                                                               $54,065
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $11,505,816)(d)                                                     $9,108,429
=====================================================================================





See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
12  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


SUMMARY OF INVESTMENTS IN SECURITIES BY INDUSTRY


The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total net assets at Oct. 31, 2008:


                                         PERCENTAGE OF
INDUSTRY                                   NET ASSETS          VALUE
-----------------------------------------------------------------------
Automobiles                                    0.8%             $76,504
Beverages                                      2.7              259,206
Capital Markets                                0.3               30,730
Chemicals                                      1.4              132,853
Commercial Banks                               7.1              693,251
Communications Equipment                       0.8               80,913
Computers & Peripherals                        0.6               59,299
Construction & Engineering                     0.7               69,117
Containers & Packaging                         1.5              145,664
Diversified Financial Services                 3.0              294,744
Diversified Telecommunication Services         8.2              795,060
Electric                                       0.6               54,065
Electric Utilities                             1.2              118,643
Electronic Equipment, Instruments &                             102,179
  Components                                   1.0
Energy Equipment & Services                    1.5              150,250
Food Products                                  0.5               45,517
Gas Utilities                                  1.0               97,665
Hotels, Restaurants & Leisure                  0.5               45,575
Household Durables                             1.4              135,341
Independent Power Producers & Energy                            165,995
  Traders                                      1.7
Insurance                                      4.9              481,920
Internet & Catalog Retail                      0.6               55,868
Machinery                                      1.1              108,594
Media                                          3.8              367,864
Metals & Mining                                2.3              226,202
Multi-Utilities                                2.6              255,821
Oil, Gas & Consumable Fuels                   12.1            1,179,779
Paper & Forest Products                        1.1              102,446
Pharmaceuticals                               10.8            1,049,208
Real Estate Investment Trusts (REITs)          1.8              172,459
Real Estate Management & Development           1.8              173,251
Semiconductors & Semiconductor                                  129,569
  Equipment                                    1.3
Software                                       2.5              238,974
Specialty Retail                               2.3              228,821
Tobacco                                        6.4              625,780
Transportation Infrastructure                  0.7               65,326
Wireless Telecommunication Services            1.0               93,976
-----------------------------------------------------------------------
Total                                                        $9,108,429
-----------------------------------------------------------------------




                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2008 ANNUAL REPORT  13

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted.

(d) At Oct. 31, 2008, the cost of securities for federal income tax purposes was $11,537,612 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                             $51,036
Unrealized depreciation                          (2,480,219)
-----------------------------------------------------------
Net unrealized depreciation                     $(2,429,183)
-----------------------------------------------------------


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



--------------------------------------------------------------------------------
14  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described in Note 1 to the financial statements - Valuation of securities.

The following table is a summary of the inputs used to value the Fund's investments as of Oct. 31, 2008:

                                        FAIR VALUE AT OCT. 31, 2008
                         --------------------------------------------------------
                              LEVEL 1        LEVEL 2
                           QUOTED PRICES      OTHER        LEVEL 3
                             IN ACTIVE     SIGNIFICANT   SIGNIFICANT
                            MARKETS FOR     OBSERVABLE  UNOBSERVABLE
DESCRIPTION              IDENTICAL ASSETS     INPUTS       INPUTS        TOTAL
---------------------------------------------------------------------------------
Investments in
  securities                 $3,391,872     $5,716,557       $--       $9,108,429




--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2008 ANNUAL REPORT  15

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------



HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


--------------------------------------------------------------------------------
16  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2008 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
OCT. 31, 2008


ASSETS
Investments in securities, at value (identified cost $11,505,816)  $ 9,108,429
Cash                                                                   753,746
Foreign currency holdings (identified cost $271,148)                   265,604
Capital shares receivable                                               96,970
Dividends receivable                                                    29,704
Receivable for investment securities sold                               77,838
------------------------------------------------------------------------------
Total assets                                                        10,332,291
------------------------------------------------------------------------------
LIABILITIES
Payable for investment securities purchased                            551,406
Accrued investment management services fees                                208
Accrued distribution fees                                                   55
Accrued transfer agency fees                                                40
Accrued administrative services fees                                        21
Other accrued expenses                                                  41,487
------------------------------------------------------------------------------
Total liabilities                                                      593,217
------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $ 9,739,074
------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $    13,444
Additional paid-in capital                                          12,341,344
Excess of distributions over net investment income                        (934)
Accumulated net realized gain (loss)                                  (213,844)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                        (2,400,936)
------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $ 9,739,074
------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                            NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $5,428,904              749,581                       $7.24(1)
Class B                     $  648,517               89,630                       $7.24
Class C                     $   57,726                7,976                       $7.24
Class I                     $3,573,485              493,000                       $7.25
Class R2                    $    7,248                1,000                       $7.25
Class R3                    $    7,250                1,000                       $7.25
Class R4                    $    8,696                1,199                       $7.25
Class R5                    $    7,248                1,000                       $7.25
---------------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $7.68. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2008 ANNUAL REPORT  17

STATEMENT OF OPERATIONS --------------------------------------------------------
FOR THE PERIOD FROM AUG. 1, 2008* TO OCT. 31, 2008


INVESTMENT INCOME
Income:
Dividends                                                          $   100,144
Interest                                                                 4,158
  Less foreign taxes withheld                                           (6,031)
------------------------------------------------------------------------------
Total income                                                            98,271
------------------------------------------------------------------------------
Expenses:
Investment management services fees                                     15,723
Distribution fees
  Class A                                                                1,812
  Class B                                                                  818
  Class C                                                                  157
  Class R2                                                                  11
  Class R3                                                                   6
Transfer agency fees
  Class A                                                                1,624
  Class B                                                                  198
  Class C                                                                   35
  Class R2                                                                   1
  Class R3                                                                   1
  Class R4                                                                   1
  Class R5                                                                   1
Administrative services fees                                             1,528
Plan administration services fees
  Class R2                                                                   6
  Class R3                                                                   6
  Class R4                                                                   7
Compensation of board members                                               66
Custodian fees                                                           4,457
Printing and postage                                                     7,123
Registration fees                                                        9,536
Professional fees                                                       38,918
Other                                                                    2,302
------------------------------------------------------------------------------
Total expenses                                                          84,337
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                         (59,413)
------------------------------------------------------------------------------
Total net expenses                                                      24,924
------------------------------------------------------------------------------
Investment income (loss) -- net                                         73,347
------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                               (214,071)
  Foreign currency transactions                                        (53,391)
------------------------------------------------------------------------------
Net realized gain (loss) on investments                               (267,462)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                (2,378,855)
------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies               (2,646,317)
------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $(2,572,970)
------------------------------------------------------------------------------


*   When shares became publicly available.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
18  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2008 ANNUAL REPORT

STATEMENT OF CHANGES IN NET ASSETS ---------------------------------------------
FOR THE PERIOD FROM AUG. 1, 2008* TO OCT. 31, 2008


OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $    73,347
Net realized gain (loss) on investments                               (267,462)
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
  currencies                                                        (2,378,855)
------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations     (2,572,970)
------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                            (10,316)
    Class B                                                               (993)
    Class C                                                               (166)
    Class I                                                            (12,568)
    Class R2                                                               (13)
    Class R3                                                               (17)
    Class R4                                                               (25)
    Class R5                                                               (25)
  Tax return of capital
    Class A                                                               (506)
    Class B                                                                (59)
    Class C                                                                (12)
    Class I                                                               (555)
    Class R2                                                                (1)
    Class R3                                                                (1)
    Class R4                                                                (1)
    Class R5                                                                (1)
------------------------------------------------------------------------------
Total distributions                                                    (25,259)

------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2008 ANNUAL REPORT  19

STATEMENT OF CHANGES IN NET ASSETS (continued) --------------------------------- FOR THE PERIOD ENDED AUG. 1, 2008* TO OCT. 31, 2008

CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                   $ 6,965,441
  Class B shares                                                       763,341
  Class C shares                                                        96,736
  Class R4 shares                                                        2,000
Reinvestment of distributions at net asset value
  Class A shares                                                        10,418
  Class B shares                                                         1,033
  Class C shares                                                           161
  Class R4 shares                                                            4
Payments for redemptions
  Class A shares                                                      (459,003)
  Class C shares                                                       (22,899)
------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions    7,357,232
------------------------------------------------------------------------------
Total increase (decrease) in net assets                              4,759,003
Net assets at beginning of period                                    4,980,071**
------------------------------------------------------------------------------
Net assets at end of period                                        $ 9,739,074
------------------------------------------------------------------------------
Undistributed (excess of distributions over) net investment
  income                                                           $      (934)
------------------------------------------------------------------------------



 *  When shares became publicly available.
** Initial capital of $5,000,000 was contributed on July 24, 2008. The Fund had a decrease in net assets resulting from operations of $19,929 during the period from July 24, 2008 to Aug. 1, 2008 (when shares became publicly available).

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
20  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2008 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

CLASS A


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                         2008(b)
Net asset value, beginning of period                    $9.96
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                           .07
Net gains (losses) (both realized and
 unrealized)                                            (2.77)
-------------------------------------------------------------------------------------------------------------
Total from investment operations                        (2.70)
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                     (.02)
Tax return of capital                                     .00(d)
-------------------------------------------------------------------------------------------------------------
Total distributions                                      (.02)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $7.24
-------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                    $5
-------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(e)                                4.71%(f)
-------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g)                            1.45%(f)
-------------------------------------------------------------------------------------------------------------
Net investment income (loss)                            3.78%(f)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   10%
-------------------------------------------------------------------------------------------------------------
Total return(h)                                       (27.12%)(i)
-------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Rounds to zero.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Total return does not reflect payment of a sales charge.
(i) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2008 ANNUAL REPORT  21

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS B


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                         2008(b)
Net asset value, beginning of period                    $9.96
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                           .06
Net gains (losses) (both realized and
 unrealized)                                            (2.76)
-------------------------------------------------------------------------------------------------------------
Total from investment operations                        (2.70)
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                     (.02)
Tax return of capital                                     .00(d)
-------------------------------------------------------------------------------------------------------------
Total distributions                                      (.02)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $7.24
-------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                    $1
-------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(e)                                5.48%(f)
-------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g)                            2.21%(f)
-------------------------------------------------------------------------------------------------------------
Net investment income (loss)                            3.11%(f)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   10%
-------------------------------------------------------------------------------------------------------------
Total return(h)                                       (27.15%)(i)
-------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Rounds to zero.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Total return does not reflect payment of a sales charge.
(i) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
22  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS C


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                         2008(b)
Net asset value, beginning of period                    $9.96
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                           .07
Net gains (losses) (both realized and
 unrealized)                                            (2.77)
-------------------------------------------------------------------------------------------------------------
Total from investment operations                        (2.70)
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                     (.02)
Tax return of capital                                     .00(d)
-------------------------------------------------------------------------------------------------------------
Total distributions                                      (.02)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $7.24
-------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                   $--
-------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(e)                                5.15%(f)
-------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g)                            2.21%(f)
-------------------------------------------------------------------------------------------------------------
Net investment income (loss)                            3.31%(f)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   10%
-------------------------------------------------------------------------------------------------------------
Total return(h)                                       (27.18%)(i)
-------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Rounds to zero.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Total return does not reflect payment of a sales charge.
(i) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2008 ANNUAL REPORT  23

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS I


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                         2008(b)
Net asset value, beginning of period                    $9.96
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                           .09
Net gains (losses) (both realized and
 unrealized)                                            (2.77)
-------------------------------------------------------------------------------------------------------------
Total from investment operations                        (2.68)
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                     (.03)
Tax return of capital                                     .00(d)
-------------------------------------------------------------------------------------------------------------
Total distributions                                      (.03)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $7.25
-------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                    $4
-------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(e)                                4.12%(f)
-------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g)                            1.07%(f)
-------------------------------------------------------------------------------------------------------------
Net investment income (loss)                            3.95%(f)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   10%
-------------------------------------------------------------------------------------------------------------
Total return                                          (27.00%)(h)
-------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Rounds to zero.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
24  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS R2


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                         2008(b)
Net asset value, beginning of period                    $9.96
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                           .07
Net gains (losses) (both realized and
 unrealized)                                            (2.77)
-------------------------------------------------------------------------------------------------------------
Total from investment operations                        (2.70)
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                     (.01)
Tax return of capital                                     .00(d)
-------------------------------------------------------------------------------------------------------------
Total distributions                                      (.01)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $7.25
-------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                   $--
-------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(e)                                4.92%(f)
-------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g)                            1.72%(f)
-------------------------------------------------------------------------------------------------------------
Net investment income (loss)                            3.36%(f)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   10%
-------------------------------------------------------------------------------------------------------------
Total return                                          (27.10%)(h)
-------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Rounds to zero.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2008 ANNUAL REPORT  25

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS R3


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                         2008(b)
Net asset value, beginning of period                    $9.96
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                           .08
Net gains (losses) (both realized and
 unrealized)                                            (2.77)
-------------------------------------------------------------------------------------------------------------
Total from investment operations                        (2.69)
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                     (.02)
Tax return of capital                                     .00(d)
-------------------------------------------------------------------------------------------------------------
Total distributions                                      (.02)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $7.25
-------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                   $--
-------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(e)                                4.68%(f)
-------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g)                            1.47%(f)
-------------------------------------------------------------------------------------------------------------
Net investment income (loss)                            3.61%(f)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   10%
-------------------------------------------------------------------------------------------------------------
Total return                                          (27.07%)(h)
-------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Rounds to zero.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
26  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS R4


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                         2008(b)
Net asset value, beginning of period                    $9.96
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                           .08
Net gains (losses) (both realized and
 unrealized)                                            (2.77)
-------------------------------------------------------------------------------------------------------------
Total from investment operations                        (2.69)
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                     (.02)
Tax return of capital                                     .00(d)
-------------------------------------------------------------------------------------------------------------
Total distributions                                      (.02)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $7.25
-------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                   $--
-------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(e)                                4.42%(f)
-------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g)                            1.24%(f)
-------------------------------------------------------------------------------------------------------------
Net investment income (loss)                            3.89%(f)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   10%
-------------------------------------------------------------------------------------------------------------
Total return                                          (27.04%)(h)
-------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Rounds to zero.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2008 ANNUAL REPORT  27

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS R5


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                         2008(b)
Net asset value, beginning of period                    $9.96
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                           .09
Net gains (losses) (both realized and
 unrealized)                                            (2.77)
-------------------------------------------------------------------------------------------------------------
Total from investment operations                        (2.68)
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                     (.03)
Tax return of capital                                     .00(d)
-------------------------------------------------------------------------------------------------------------
Total distributions                                      (.03)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $7.25
-------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                   $--
-------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(e)                                4.17%(f)
-------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g)                            1.12%(f)
-------------------------------------------------------------------------------------------------------------
Net investment income (loss)                            3.91%(f)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   10%
-------------------------------------------------------------------------------------------------------------
Total return                                          (27.00%)(h)
-------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Rounds to zero.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
28  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2008 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS  -------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Threadneedle Global Equity Income Fund (the Fund) is a series of RiverSource Global Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board of Directors (the Board). Under normal market conditions, at least 80% of the Fund's net assets will be invested in equity securities, including companies located in (non-U.S.) developed and emerging countries. On July 24, 2008, RiverSource Investments, LLC (the Investment Manager) a subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), invested $5,000,000 in the Fund (1,000 shares for Class A, 1,000 shares for Class B, 1,000 shares for Class C, 493,000 shares for Class I, 1,000 shares for Class R2, 1,000 shares for Class R3, 1,000 shares for Class R4 and 1,000 shares for Class R5), which represented the initial capital for each class at $10 per share. Shares of the Fund were first offered to the public on Aug. 1, 2008.

The Fund offers Class A, Class B, Class C, Class I, Class R2, Class R3, Class R4 and Class R5 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I, Class R2, Class R3, Class R4 and Class R5 shares are sold without a front-end sales charge or CDSC and are offered to qualifying institutional investors.

At Oct. 31, 2008, the Investment Manager owned 100% of Class I, Class R2, Class R3 and Class R5 shares and at Oct. 31, 2008, the Investment Manager owned approximately 37% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.


--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2008 ANNUAL REPORT  29

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
Effective Aug. 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a hierarchy for measuring fair value, and requires disclosures about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period. There was no impact to the Fund's net assets or results of operations upon adoption. The fair valuation measurements disclosure can be found following the Notes to Portfolio of Investments.

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed.

--------------------------------------------------------------------------------
30  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



Accordingly, in those situations, Ameriprise Financial, as administrator to the Fund, will fair value foreign equity securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost, which approximates fair value.

OPTION TRANSACTIONS
To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options (OTC options) trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. Option contracts, including OTC option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the New York Stock Exchange. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. At Oct. 31, 2008, and for the period then ended, the Fund had no outstanding option contracts.


--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2008 ANNUAL REPORT  31

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

FUTURES TRANSACTIONS
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these future contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures and options on futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. At Oct. 31, 2008, the Fund had no outstanding futures contracts.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2008, foreign currency holdings consisted of multiple denominations.

The Fund may enter into forward foreign currency contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the counterparty will not complete its contract obligations. At Oct. 31, 2008, the Fund had no outstanding forward foreign currency contracts.


--------------------------------------------------------------------------------
32  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Financial Accounting Standards Board (FASB) Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of foreign currency transactions, passive foreign investment company (PFIC) holdings, re-characterization of REIT distributions, investments in partnerships and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $54,336 and accumulated net realized loss has been decreased by $55,644 resulting in a net reclassification adjustment to decrease paid-in capital by $1,308.


--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2008 ANNUAL REPORT  33

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

The tax character of distributions paid for the period indicated is as follows:

YEAR ENDED OCT. 31,                                 2008*
-----------------------------------------------------------
CLASS A
Distributions paid from:
    Ordinary income..............................   $10,316
    Long-term capital gain.......................        --
    Tax return of capital........................       506
CLASS B
Distributions paid from:
    Ordinary income..............................       993
    Long-term capital gain.......................        --
    Tax return of capital........................        59
CLASS C
Distributions paid from:
    Ordinary income..............................       166
    Long-term capital gain.......................        --
    Tax return of capital........................        12
CLASS I
Distributions paid from:
    Ordinary income..............................    12,568
    Long-term capital gain.......................        --
    Tax return of capital........................       555
CLASS R2
Distributions paid from:
    Ordinary income..............................        13
    Long-term capital gain.......................        --
    Tax return of capital........................         1
CLASS R3
Distributions paid from:
    Ordinary income..............................        17
    Long-term capital gain.......................        --
    Tax return of capital........................         1
CLASS R4
Distributions paid from:
    Ordinary income..............................        25
    Long-term capital gain.......................        --
    Tax return of capital........................         1
CLASS R5
Distributions paid from:
    Ordinary income..............................        25
    Long-term capital gain.......................        --
    Tax return of capital........................         1


* For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.


--------------------------------------------------------------------------------
34  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


At Oct. 31, 2008, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income..................          $--
Undistributed accumulated long-term gain.......          $--
Accumulated realized loss......................    $(182,867)
Unrealized appreciation (depreciation).........  $(2,432,847)


RECENT ACCOUNTING PRONOUNCEMENT
In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (SFAS 161), "Disclosures about Derivative Instruments and Hedging
Activities -- an amendment of FASB Statement No. 133," which requires enhanced disclosures about a fund's derivative and hedging activities. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect a fund's financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for periods beginning after Nov. 15, 2008. As of Oct. 31, 2008, management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

DIVIDENDS TO SHAREHOLDERS
Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.80% to 0.57% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by

--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2008 ANNUAL REPORT  35

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the MSCI All Country World Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The first adjustment will be made on Feb. 1, 2009 and cover the six-month period beginning Aug. 1, 2008. The management fee for the period ended Oct. 31, 2008 was 0.80% of the Fund's average daily net assets.

SUBADVISORY AGREEMENT
The Investment Manager has a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial, to subadvise the assets of the Fund. The Investment Manager contracts with and compensates Threadneedle to manage the investment of the Fund's assets.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase. The fee for the period ended Oct. 31, 2008 was 0.08% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the period ended Oct. 31, 2008, there were no expenses incurred for these particular items.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A,

--------------------------------------------------------------------------------
36  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


$20.50 for Class B and $20.00 for Class C for this service. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R3, Class R4 and Class R5 shares.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class R3 shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, up to 0.75% of the fee is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed expense") was approximately $38,000 and $1,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of Oct. 31, 2008, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges received by the Distributor for distributing Fund shares were $18,329 for Class A and $229 for Class C for the period ended Oct. 31, 2008.


--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2008 ANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the period ended Oct. 31, 2008, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*) were as follows:

Class A.............................................  1.45%
Class B.............................................  2.21
Class C.............................................  2.21
Class I.............................................  1.07
Class R2............................................  1.72
Class R3............................................  1.47
Class R4............................................  1.24
Class R5............................................  1.12


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A............................................  $682
Class B............................................    84
Class C............................................    15


The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R2.............................................   $4
Class R3.............................................    4
Class R4.............................................    5


The management fees waived/reimbursed at the Fund level were $58,619.

Under an agreement which was effective until Oct. 31, 2008, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, would not exceed the following percentage of the Fund's average daily net assets:

Class A.............................................  1.45%
Class B.............................................  2.21
Class C.............................................  2.21
Class I.............................................  1.07
Class R2............................................  1.87
Class R3............................................  1.62
Class R4............................................  1.37
Class R5............................................  1.12


Effective Nov. 1, 2008, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Oct. 31, 2009,

--------------------------------------------------------------------------------
38  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the Fund's average daily net assets:

Class A.............................................  1.45%
Class B.............................................  2.21
Class C.............................................  2.20
Class I.............................................  1.05
Class R2............................................  1.85
Class R3............................................  1.60
Class R4............................................  1.35
Class R5............................................  1.10


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $7,902,667 and $710,156, respectively, for the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008 are as follows:

                                      ISSUED FOR
                                      REINVESTED                     NET
                             SOLD   DISTRIBUTIONS  REDEEMED  INCREASE (DECREASE)
--------------------------------------------------------------------------------
Class A                    806,221      1,124       (58,764)       748,581
Class B                     88,519        111            --         88,630
Class C                     10,230         17        (3,271)         6,976
Class R4                       199         --            --            199
--------------------------------------------------------------------------------


5. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for

--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2008 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------


the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 16, 2008, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $475 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $175 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $650 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the period ended Oct. 31, 2008.

Under the prior credit facility which was effective until Oct. 15, 2008, the Fund had entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund was permitted to borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which was a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permitted collective borrowings up to $500 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matured no later than 60 days after the date of borrowing. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum.

6. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $182,867 at Oct. 31, 2008, that if not offset by capital gains will expire in 2016. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.


--------------------------------------------------------------------------------
40  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


7. RISKS RELATING TO CERTAIN INVESTMENTS

FOREIGN/EMERGING MARKETS RISK
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its

--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2008 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------


affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co., Inc. (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG). In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and the distributor of the Seligman Funds, Seligman Advisors, Inc., relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc., Seligman Data Corp. (transfer agent for the Seligman Funds) and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit. Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by Seligman and not by the Seligman Funds. If the NYAG obtains injunctive relief, Seligman and its affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined

--------------------------------------------------------------------------------
42  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



from providing advisory and underwriting services to the Seligman Funds and other registered investment companies. Seligman does not believe that the foregoing legal action or other possible actions will have a material adverse impact on Seligman or its clients, including the Seligman Funds and other investment companies managed by it; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2008 ANNUAL REPORT  43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
THREADNEEDLE GLOBAL EQUITY INCOME FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Threadneedle Global Equity Income Fund (the
Fund) (one of the portfolios constituting the RiverSource Global Series, Inc.) as of October 31, 2008, and the related statement of operations, changes in net assets, and financial highlights for the period from August 1, 2008 (when shares became publicly available) to October 31, 2008. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.


--------------------------------------------------------------------------------
44  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Threadneedle Global Equity Income Fund of the RiverSource Global Series, Inc. at October 31, 2008, the results of its operations, changes in its net assets and the financial highlights for the period from August 1, 2008 (when shares became publicly available) to October 31, 2008, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
December 19, 2008


--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2008 ANNUAL REPORT  45

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal period ended Oct. 31, 2008


INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................    100.00%
    Dividends Received Deduction for corporations................    100.00%
    U.S. Government Obligations..................................      0.00%


The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
46  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2008 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource complex of funds that each Board member oversees consists of 162 funds, which includes 104 RiverSource funds and 58 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Funds, 1999-2006; former Governor of  None
901 S. Marquette Ave.      1999                  Minnesota
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley College
Age 58
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 69                     2002

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2008 ANNUAL REPORT  47

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (bank holding company) and its principal subsidiary,
Age 64                                           Great Western Bank (federal savings bank)
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C.; Director, Vibration       Lead Outside
901 S. Marquette Ave.      2008                  Control Technologies, LLC (auto vibration technology);   Director, Digital
Minneapolis, MN 55402                            Director and Chairman, Highland Park Michigan Economic   Ally, Inc. (digital
Age 66                                           Development Corp; and Chairman, Detroit Public Schools   imaging); and
                                                 Foundation. Formerly, Chairman and Chief Executive       Infinity, Inc. (oil
                                                 Officer, Q Standards Worldwide, Inc. (library of         and gas exploration
                                                 technical standards); Director, Kerr-McGee Corporation   and production);
                                                 (diversified energy and chemical company); Trustee, New  Director, OGE Energy
                                                 York University Law Center Foundation; Vice Chairman,    Corp. (energy and
                                                 Detroit Medical Center and Detroit Economic Growth       energy services
                                                 Corp.                                                    provider offering
                                                                                                          physical delivery
                                                                                                          and related services
                                                                                                          for both electricity
                                                                                                          and natural gas)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceutical, Inc.
Minneapolis, MN 55402                            Biotech                                                  (biotechnology);
Age 64                                                                                                    Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
48  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. and President,
Financial Center           Vice President since  Chairman of the Board and Chief Investment Officer,
Minneapolis, MN 55474      2002                  RiverSource Investments, LLC since 2005; Director,
Age 48                                           President and Chief Executive Officer, Ameriprise
                                                 Certificate Company and Chairman of the Board, Chief
                                                 Executive Officer and President, RiverSource
                                                 Distributors, Inc. since 2006; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc. and Chairman of the Board and Chief
                                                 Investment Officer, RiverSource Investments, LLC, 2001-
                                                 2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           since 2006; Director and Vice President -- Asset
Minneapolis, MN 55474                            Management, Products and Marketing, RiverSource
Age 43                                           Distributors, Inc. since 2006; Managing Director and
                                                 Global Head of Product, Morgan Stanley Investment
                                                 Management, 2004-2006; President, Touchstone
                                                 Investments, 2002-2004

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2008 ANNUAL REPORT  49

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 44                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Vice President -- Asset Management and Trust Company
5228 Ameriprise Financial  2006                  Services, RiverSource Investments, LLC since 2006; Vice
Center Minneapolis, MN                           President -- Operations and Compliance, RiverSource
55474                                            Investments, LLC, 2004-2006; Director of Product
Age 43                                           Development -- Mutual Funds, Ameriprise Financial,
                                                 Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006
Minneapolis, MN 55474
Age 53
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 49                                           since 2006; Vice President, General Counsel and
                                                 Secretary, Ameriprise Certificate Company since 2005;
                                                 Vice President -- Asset Management Compliance,
                                                 Ameriprise Financial, Inc., 2004-2005; Senior Vice
                                                 President and Chief Compliance Officer, USBancorp Asset
                                                 Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Jennifer D. Lammers        Chief Compliance      U.S. Asset Management Chief Compliance Officer,
172 Ameriprise Financial   Officer since 2006    RiverSource Investments, LLC since 2006;
Center                                           Director -- Mutual Funds, Voyageur Asset Management,
Minneapolis, MN 55474                            2003-2006; Director of Finance, Voyageur Asset
Age 48                                           Management, 2000-2003
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise Financial  Prevention Officer    Ameriprise Financial, Inc. since 2004; Manager Anti-
Center                     since 2004            Money Laundering, Ameriprise Financial, Inc., 2003-
Minneapolis, MN 55474                            2004; Compliance Director and Bank Secrecy Act Officer,
Age 44                                           American Express Centurion Bank, 2000-2003
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
50  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2008 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------

RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement") RiverSource Investments provides investment advice and other services to the Fund and all RiverSource funds (collectively, the "Funds"). In addition, under the subadvisory agreement (the "Subadvisory Agreement") between RiverSource Investments and the subadviser (the "Subadviser"), the Subadviser performs portfolio management and related services for the Fund. The Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), and its Contracts, Investment Review and Compliance Committees monitor these services throughout the year. The Board accords particular weight to the work, deliberations and conclusions of these committees in determining whether to approve the IMS Agreement and the Subadvisory Agreement (together, the "Advisory Agreements").

At the June 11-12, 2008 in-person Board meeting, the Board, including the Independent Directors, considered approval of the Advisory Agreements. At this meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved the Advisory Agreements.

Nature, Extent and Quality of Services Provided by RiverSource Investments and the Subadviser: The Board analyzed various reports and presentations it had received detailing the services to be performed by RiverSource Investments and the Subadviser, as well as their expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource Investments, including, in particular, the investment in and resources dedicated to the Fund's operations, particularly in the areas of trading systems, legal and compliance. Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource Investments, the Board considered the quality of the administrative and transfer agency services proposed to be provided by RiverSource Investments' affiliates to the Fund. The Board also reviewed the financial condition of RiverSource Investments (and its affiliates) and the Subadviser, and each entity's ability to carry out its responsibilities under the Advisory Agreements. The Board also discussed the acceptability of the terms of the Advisory Agreements (including

--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2008 ANNUAL REPORT  51

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------


the relatively broad scope of services required to be performed by RiverSource Investments and the Subadviser). The Board concluded that the services to be performed under the Advisory Agreements for the Fund should be of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written) and other considerations, the Board concluded that RiverSource Investments, its affiliates and the Subadviser were in a position to provide a high quality and level of services to the Fund.

Investment Performance: Although the consideration of a fund's investment performance is usually reviewed in connection with evaluating the nature, extent and quality of services provided under advisory agreements, the Board did not consider this factor because the Fund had no performance history.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource Investments and its Affiliates from their Relationships with the
Fund: The Board reviewed comparative fees and the costs of services to be provided under the Advisory Agreements. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the RiverSource Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in an appropriate comparison group). Based on its review, the Board concluded that the Fund's management fee, including the performance incentive adjustment, was fair and reasonable in light of the extent and quality of services that the Fund would receive.

The Board also considered the expected profitability of RiverSource Investments and its affiliates in connection with RiverSource Investments providing investment management services to the Fund. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees to be paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource Investments as the Fund grows and took note of the extent to which Fund shareholders might also benefit from

--------------------------------------------------------------------------------
52  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees and subadvisory fees were fair and reasonable in light of the extent and quality of services expected to be provided. In reaching this conclusion, no single factor was determinative. On June 12, 2008, the Board, including all of the Independent Directors, approved the Advisory Agreements.

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2008 ANNUAL REPORT  53

THREADNEEDLE GLOBAL EQUITY INCOME FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                           This report must be accompanied or preceded by the Fund's
                           current prospectus.
                           Threadneedle(R) mutual funds are distributed by RiverSource
                           Distributors, Inc., Member FINRA, managed by RiverSource
                           Investments, LLC, and subadvised by Threadneedle
                           International Limited. These companies are part of
                           Ameriprise Financial, Inc.
(THREADNEEDLE LOGO)        (C) 2008 RiverSource Distributors, Inc.                           S-6525 AG (12/08)

Annual Report
and Prospectus                                               (THREADNEEDLE LOGO)

THREADNEEDLE
GLOBAL EXTENDED ALPHA FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
OCTOBER 31, 2008
(Prospectus also enclosed)

THREADNEEDLE GLOBAL EXTENDED ALPHA FUND SEEKS TO
PROVIDE SHAREHOLDERS WITH LONG-TERM CAPITAL GROWTH.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you       (ADVANCED ALPHA(SM) STRATEGIES
invest or send money.                                                   ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    3

Manager Commentary.................    4

Fund Expenses Example..............    8

Portfolio of Investments...........   11

Statement of Assets and
  Liabilities......................   17

Statement of Operations............   18

Statement of Changes in Net
  Assets...........................   20

Financial Highlights...............   21

Notes to Financial Statements......   29

Report of Independent Registered
  Public Accounting Firm...........   44

Federal Income Tax Information.....   46

Board Members and Officers.........   47

Approval of Investment Management
  Services Agreement...............   51

Proxy Voting.......................   53




RIVERSOURCE FAMILY OF FUNDS
Threadneedle Funds are a part of the RiverSource family of funds that includes funds branded
"RiverSource," "RiverSource Partners," and
"Threadneedle," These funds share the same Board of Directors/Trustees and officers.

Please see the pages that follow this report for a list of mutual funds that are included in the RiverSource family of funds.


--------------------------------------------------------------------------------
2  THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
           X              LARGE
                          MEDIUM   SIZE
                          SMALL



Shading within the style matrix indicates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.


International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.

The Threadneedle Global Extended Alpha Fund may make short sales, which involves selling a security the Fund does not own in anticipation that the security's price will decline. The Fund's potential losses could exceed those of other mutual funds which hold only long security positions if the value of the securities held long decrease and the value of the securities sold short increase. The Fund's use of short sales in effect "leverages" the Fund, as the Fund intends to use the cash proceeds from the short sales to invest in additional long securities. Leveraging potentially exposes the Fund to greater risks due to unanticipated market movements, which may magnify losses and increase volatility of returns. There is no assurance that a leveraging strategy will be successful. Both long and short positions may be obtained through buying or selling individual securities or creating similar long or short exposure through the use of derivative instruments. See the Fund's prospectus for information on these and other risks associated with the Fund.


--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 ANNUAL REPORT  3

MANAGER COMMENTARY -------------------------------------------------------------

Below, Threadneedle Global Extended Alpha Fund portfolio managers Andrew Holliman and Jeremy Podger of Threadneedle International Limited (Threadneedle) discuss the Fund's results and positioning for the period from its inception on Aug. 1, 2008 through Oct. 31, 2008. Threadneedle, an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., acts as the subadviser to the Fund.

Dear Shareholders,

On Aug. 1, 2008, we introduced Threadneedle Global Extended Alpha Fund, an equity portfolio that uses a long/short strategy to pursue its goal of delivering alpha, a risk-adjusted measure of above market returns. The Fund launched during an unprecedented period of investment volatility, an environment that was very difficult for the Fund in the short term. Longer term, we have confidence in our strategy of analyzing company fundamentals and relative stock valuations to distinguish between companies that offer compelling return opportunities and those that do not.

THE FUND'S CURRENT INVESTMENT STRATEGY
The Fund's investment strategy combines a long portfolio of companies we think have positive performance potential and a short portfolio where we take short positions in companies that we view unfavorably. We often use the proceeds from the short sales to purchase more of the favorably viewed stocks, with a goal of enhancing the Fund's return potential.

Our selection of stocks for the long and short portfolios depends primarily on a bottom-up, qualitative analysis. We consider our conviction on the individual stock, the risk characteristics of the stock and the correlation of those risk characteristics to the existing portfolio. In the portfolio, we typically hold a mix of value and growth stocks spanning a wide range of industries. Geographically, we may invest in both developed and emerging market countries.

By paying attention to stock valuations, we strive to take advantage of value anomalies across the globe. In the long portfolio, we seek to hold stocks whose growth potential is not fully reflected in the stock price. We favor companies that have high-quality management teams, solid business models and strong balance sheets. In the short portfolio, we also want to capitalize on value anomalies, but for that segment, we work to identify stocks that appear expensive based on their company outlook. For example, companies likely to experience earnings downgrades or declining return on capital. We then take short positions in these stocks.


--------------------------------------------------------------------------------
4  THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

The short or extended alpha portion of the strategy is not intended to increase the portfolio's market risk. The goal is to deliver a higher return, while keeping the portfolio's risk level similar to that of its benchmark, the Morgan Stanley Capital International (MSCI) All Country World

PORTFOLIO BREAKDOWN BY COUNTRY (at Oct. 31, 2008; % of portfolio and portfolio swap(1))
--------------------------------------------------------------------------------

                                            LONG   SHORT(2)    NET
Australia                                    1.2%     0.0%     1.2%
-------------------------------------------------------------------
Bermuda                                      1.8%     0.0%     1.8%
-------------------------------------------------------------------
Brazil                                       0.9%     0.0%     0.9%
-------------------------------------------------------------------
Canada                                       1.2%     0.0%     1.2%
-------------------------------------------------------------------
Denmark                                      0.5%     0.0%     0.5%
-------------------------------------------------------------------
Finland                                      0.8%     0.0%     0.8%
-------------------------------------------------------------------
France                                       1.3%     0.0%     1.3%
-------------------------------------------------------------------
Germany                                      4.3%     0.0%     4.3%
-------------------------------------------------------------------
Hong Kong                                    1.0%     0.0%     1.0%
-------------------------------------------------------------------
India                                        0.0%    -0.6%    -0.6%
-------------------------------------------------------------------
Japan                                        4.3%    -0.9%     3.4%
-------------------------------------------------------------------
Luxembourg                                   0.0%    -0.2%    -0.2%
-------------------------------------------------------------------
Mexico                                       0.4%     0.0%     0.4%
-------------------------------------------------------------------
Netherlands                                  0.8%     0.0%     0.8%
-------------------------------------------------------------------
Portugal                                     0.2%     0.0%     0.2%
-------------------------------------------------------------------
Russia                                       0.5%     0.0%     0.5%
-------------------------------------------------------------------
Singapore                                    2.1%     0.0%     2.1%
-------------------------------------------------------------------
Spain                                        0.4%     0.0%     0.4%
-------------------------------------------------------------------
Switzerland                                 10.7%     0.0%    10.7%
-------------------------------------------------------------------
United Kingdom                               9.6%     0.0%     9.6%
-------------------------------------------------------------------
United States                               64.8%    -5.1%    59.7%
-------------------------------------------------------------------
                                           106.8%    -6.8%   100.0%
-------------------------------------------------------------------


(1) The Fund has entered into a portfolio swap agreement. A portfolio swap allows the Fund to obtain exposure to a custom basket of securities and foreign markets (both long and short exposures) without owning or taking physical custody of such securities. The portfolio breakdown by country for each underlying position in the custom basket has been estimated by multiplying the notional amount of each security by its Oct. 31, 2008 closing market price as obtained from an authorized pricing source. The notional amounts and the market values of the positions in the custom basket are not presented in the financial statements.
(2) At Oct. 31, 2008, the Fund had no short positions. However, the Fund had entered into a portfolio swap in order to gain short exposure to foreign equity markets. See Portfolio Swap Outstanding at Oct. 31, 2008 following the Portfolio of Investments, and Note 1 to the financial statements.


--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------

Index. We carefully monitor the Fund's sector and regional weightings relative to those of the MSCI All Country World Index.

OUR FUTURE STRATEGY
Our outlook for global economic growth over the next 12 months is unfavorable and we expect the slow economy to significantly reduce corporate profits. Though aggressive fiscal and monetary policies should help stabilize liquidity in the global system and promote a more stable economic environment, we don't think there will be substantial pent-up demand coming out of this downturn. Consequently, we will probably see steady rather than spectacular growth in the next phase of the economic cycle.

We seek investment opportunities on a stock-by-stock basis -- attractively valued companies with high recurring revenues, strong balance sheets and high cash flows. In general, we are favoring less cyclical, larger cap companies that we believe have strong business models, clear competitive advantages and free cash flow that will finance opportunities to expand their profit margins in a period of sharply lower profitability. We believe

Top ten holdings do not include notional exposure to holdings the Fund has through its use of a portfolio swap. For more information regarding the Fund's portfolio swap, see "Portfolio of Investments" page 13.

TOP TEN HOLDINGS (at Oct. 31, 2008; % of portfolio assets)
---------------------------------------------------------------------

Nestle (Switzerland)                        5.2%
------------------------------------------------
Pfizer (United States)                      3.8%
------------------------------------------------
Johnson & Johnson (United States)           3.4%
------------------------------------------------
PepsiCo (United States)                     3.3%
------------------------------------------------
Microsoft (United States)                   3.2%
------------------------------------------------
AT&T (United States)                        2.9%
------------------------------------------------
IBM (United States)                         2.9%
------------------------------------------------
Nintendo (Japan)                            2.9%
------------------------------------------------
Wal-Mart Stores (United States)             2.8%
------------------------------------------------
Roche Holding (Switzerland)                 2.4%
------------------------------------------------


For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
6  THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


such companies can emerge from this recessionary period stronger as they gain market share from weaker competitors.

We will continue to apply the Fund's long/short strategy to fully capitalize on Threadneedle's global equity research, seeking out opportunities that best meet our investment criteria, regardless of their location.



(PHOTO - ANDREW HOLLIMAN)                                             (PHOTO - JEREMY PODGER)

Andrew Holliman, CFA(R)                                               Jeremy Podger
Portfolio Manager                                                     Deputy Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource fund.



  Our selection of stocks for the long and short portfolios depends primarily on a bottom-up, qualitative analysis.






--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 ANNUAL REPORT  7

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until Oct. 31, 2008.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
8  THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                ENDING        EXPENSES
                              BEGINNING     ACCOUNT VALUE   PAID DURING     ANNUALIZED
                          ACCOUNT VALUE(A)  OCT. 31, 2008  THE PERIOD(B)  EXPENSE RATIO
---------------------------------------------------------------------------------------
Class A
---------------------------------------------------------------------------------------
  Actual(c)                    $1,000         $  698.50        $ 3.28         1.55%
---------------------------------------------------------------------------------------
  Hypothetical
  (5% return before
  expenses)                    $1,000         $1,017.39        $ 7.88         1.55%
---------------------------------------------------------------------------------------

Class B
---------------------------------------------------------------------------------------
  Actual(c)                    $1,000         $  697.00        $ 4.89         2.31%
---------------------------------------------------------------------------------------
  Hypothetical
  (5% return before
  expenses)                    $1,000         $1,013.56        $11.72         2.31%
---------------------------------------------------------------------------------------

Class C
---------------------------------------------------------------------------------------
  Actual(c)                    $1,000         $  697.00        $ 4.87         2.30%
---------------------------------------------------------------------------------------
  Hypothetical
  (5% return before
  expenses)                    $1,000         $1,013.61        $11.67         2.30%
---------------------------------------------------------------------------------------

Class I
---------------------------------------------------------------------------------------
  Actual(c)                    $1,000         $  699.00        $ 2.56         1.21%
---------------------------------------------------------------------------------------
  Hypothetical
  (5% return before
  expenses)                    $1,000         $1,019.11        $ 6.16         1.21%
---------------------------------------------------------------------------------------

Class R2
---------------------------------------------------------------------------------------
  Actual(c)                    $1,000         $  698.00        $ 4.28         2.02%
---------------------------------------------------------------------------------------
  Hypothetical
  (5% return before
  expenses)                    $1,000         $1,015.02        $10.26         2.02%
---------------------------------------------------------------------------------------

Class R3
---------------------------------------------------------------------------------------
  Actual(c)                    $1,000         $  698.50        $ 3.75         1.77%
---------------------------------------------------------------------------------------
  Hypothetical
  (5% return before
  expenses)                    $1,000         $1,016.28        $ 9.00         1.77%
---------------------------------------------------------------------------------------

Class R4
---------------------------------------------------------------------------------------
  Actual(c)                    $1,000         $  699.00        $ 3.22         1.52%
---------------------------------------------------------------------------------------
  Hypothetical
  (5% return before
  expenses)                    $1,000         $1,017.54        $ 7.73         1.52%
---------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 ANNUAL REPORT  9

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------

                                                ENDING        EXPENSES
                              BEGINNING     ACCOUNT VALUE   PAID DURING     ANNUALIZED
                          ACCOUNT VALUE(A)  OCT. 31, 2008  THE PERIOD(B)  EXPENSE RATIO
---------------------------------------------------------------------------------------
Class R5
---------------------------------------------------------------------------------------
  Actual(c)                    $1,000         $  699.00        $ 2.67         1.26%
---------------------------------------------------------------------------------------
  Hypothetical
  (5% return before
  expenses)                    $1,000         $1,018.85        $ 6.41         1.26%
---------------------------------------------------------------------------------------


(a) The beginning account values are as of Aug. 1, 2008 (when shares of the Fund became publicly available) for actual expense calculations and as of May 1, 2008 for hypothetical expense calculations.
(b) Actual expenses paid during the period are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 91/365 (to reflect the period from Aug. 1, 2008 to Oct. 31, 2008). Hypothetical expenses paid during the period are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(c) Based on the actual return for the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008: -30.15% for Class A, -30.30% for Class B, -30.30% for Class C, -30.10% for Class I, -30.20% for Class R2, -30.15% for Class R3, -30.10% for Class R4 and -30.10% for Class R5.


--------------------------------------------------------------------------------
10  THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------
OCT. 31, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES




COMMON STOCKS (93.3%)(c)
ISSUER                                                 SHARES                VALUE(a)
AUSTRALIA (1.1%)
CSL                                                     2,830                 $68,789
-------------------------------------------------------------------------------------

BERMUDA (1.7%)
Accenture Cl A                                          1,400                  46,270
PartnerRe                                                 875                  59,229
                                                                             --------
Total                                                                         105,499
-------------------------------------------------------------------------------------

CANADA (0.4%)
ShawCor Cl A                                            1,400                  21,204
-------------------------------------------------------------------------------------

DENMARK (0.5%)
Vestas Wind Systems                                       720(b)               29,490
-------------------------------------------------------------------------------------

FINLAND (0.2%)
Talvivaara Mining                                       3,330(b)               10,865
-------------------------------------------------------------------------------------

FRANCE (1.3%)
France Telecom                                          3,085                  77,763
-------------------------------------------------------------------------------------

GERMANY (3.6%)
Allianz                                                   570                  42,877
Linde                                                   1,490                 125,287
RWE                                                       560                  46,552
                                                                             --------
Total                                                                         214,716
-------------------------------------------------------------------------------------

HONG KONG (0.9%)
Esprit Holdings                                         4,000                  22,730
Great Eagle Holdings                                   30,000                  34,442
                                                                             --------
Total                                                                          57,172
-------------------------------------------------------------------------------------

JAPAN (4.2%)
Nintendo                                                  500                 160,699
Sony Financial Holdings                                    29                  94,342
                                                                             --------
Total                                                                         255,041
-------------------------------------------------------------------------------------

MEXICO (0.4%)
America Movil ADR Series L                                825                  25,526
-------------------------------------------------------------------------------------

NETHERLANDS (0.8%)
Fugro                                                   1,280                  45,724
-------------------------------------------------------------------------------------

RUSSIA (0.5%)
Mobile Telesystems ADR                                    800                  31,320
-------------------------------------------------------------------------------------

SINGAPORE (2.0%)
DBS Group Holdings                                     16,000                 122,193
-------------------------------------------------------------------------------------

SWITZERLAND (10.5%)
Nestle                                                  7,550                 293,559
Novartis                                                2,310                 117,236
Roche Holding                                             900                 137,616
Syngenta                                                  248                  46,353
Xstrata                                                 2,370                  40,534
                                                                             --------
Total                                                                         635,298
-------------------------------------------------------------------------------------

UNITED KINGDOM (7.7%)
Autonomy                                                3,650(b)               57,868
BG Group                                                8,080                 118,797
Lloyds TSB Group                                        8,600                  27,794
Prudential                                              9,850                  49,475
Tesco                                                  12,600                  69,030
Tullow Oil                                              3,000                  25,475
Vodafone Group                                         60,200                 115,796
                                                                             --------
Total                                                                         464,235
-------------------------------------------------------------------------------------

UNITED STATES (57.5%)
American Express                                        1,920                  52,800
Aon                                                     2,400                 101,520
AT&T                                                    6,010                 160,887
AutoZone                                                  480(b)               61,099
Coca-Cola                                               2,500                 110,150
Comcast Cl A                                            8,640                 136,166
CVS Caremark                                            3,400                 104,210
Devon Energy                                              800                  64,688
Diamond Offshore Drilling                                 300                  26,640
eBay                                                    6,040(b)               92,231
Fiserv                                                  1,500(b)               50,040
Genzyme                                                 1,660(b)              120,981
Google Cl A                                               225(b)               80,856
IBM                                                     1,730                 160,838
Johnson & Johnson                                       3,140                 192,608
KeyCorp                                                 2,800                  34,244
Laboratory Corp of America Holdings                     1,510(b)               92,850
Lowe's Companies                                        3,200                  69,440
Microsoft                                               7,990                 178,416


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
               THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 ANNUAL REPORT  11

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
UNITED STATES (CONT.)
Occidental Petroleum                                    1,800                 $99,972
Oracle                                                  6,620(b)              121,080
PepsiCo                                                 3,240                 184,712
Pfizer                                                 12,000                 212,521
Philip Morris Intl                                      3,065                 133,236
Praxair                                                 1,300                  84,695
Republic Services                                       5,000                 118,500
Synovus Financial                                       4,000                  41,320
Thermo Fisher Scientific                                1,590(b)               64,554
Travelers Companies                                     2,830                 120,417
Ultra Petroleum                                         2,000(b)               93,100
Union Pacific                                             500                  33,385
United States Steel                                       800                  29,504
Valero Energy                                           1,700                  34,986
Wal-Mart Stores                                         2,800                 156,268
Wisconsin Energy                                        1,000                  43,500
                                                                             --------
Total                                                                       3,462,414
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $6,828,222)                                                         $5,627,249
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $6,828,222)(d)                                                      $5,627,249
=====================================================================================




SUMMARY OF INVESTMENTS IN SECURITIES BY INDUSTRY

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total net assets at Oct. 31, 2008:

                                      PERCENTAGE OF
INDUSTRY                                NET ASSETS        VALUE
-------------------------------------------------------------------
Beverages                                   4.9%          $294,862
Biotechnology                               3.1            189,770
Chemicals                                   4.3            256,335
Commercial Banks                            3.7            225,551
Commercial Services & Supplies              2.0            118,500
Computers & Peripherals                     2.7            160,838
Consumer Finance                            0.9             52,800
Diversified Telecommunication
  Services                                  4.0            238,650
Electrical Equipment                        0.5             29,490
Energy Equipment & Services                 1.6             93,568
Food & Staples Retailing                    5.5            329,508
Food Products                               4.9            293,559
Health Care Providers & Services            1.5             92,850
Insurance                                   7.7            467,860
Internet Software & Services                2.9            173,087
IT Services                                 1.6             96,310
Life Sciences Tools & Services              1.1             64,554
Media                                       2.3            136,166
Metals & Mining                             1.3             80,903
Multi-Utilities                             1.5             90,052
Oil, Gas & Consumable Fuels                 7.2            437,018
Pharmaceuticals                            10.8            659,981
Real Estate Management &
  Development                               0.6             34,442
Road & Rail                                 0.6             33,385


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
12  THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

                                      PERCENTAGE OF
INDUSTRY                                NET ASSETS        VALUE
-------------------------------------------------------------------
Software                                    8.5%          $518,063
Specialty Retail                            2.5            153,269
Tobacco                                     2.2            133,236
Wireless Telecommunication Services         2.9            172,642
-------------------------------------------------------------------
Total                                                   $5,627,249
-------------------------------------------------------------------


FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT OCT. 31, 2008


                CURRENCY TO BE   CURRENCY TO BE     UNREALIZED      UNREALIZED
EXCHANGE DATE      DELIVERED        RECEIVED       APPRECIATION    DEPRECIATION
-------------------------------------------------------------------------------
Nov. 4, 2008        3,380,370            34,576        $252               $--
                 Japanese Yen       U.S. Dollar
-------------------------------------------------------------------------------

Nov. 4, 2008           34,576            21,000          --              (783)
                  U.S. Dollar     British Pound
-------------------------------------------------------------------------------

Nov. 20, 2008         266,646        26,000,000          --            (2,521)
                  U.S. Dollar      Japanese Yen
-------------------------------------------------------------------------------

Total                                                  $252           $(3,304)
-------------------------------------------------------------------------------


PORTFOLIO SWAP(1) OUTSTANDING AT OCT. 31, 2008


                                                               NET
COUNTER-                                       NEXT        UNREALIZED
PARTY               DESCRIPTION             RESET DATE    DEPRECIATION
----------------------------------------------------------------------
UBS       The Fund receives(pays) the      Nov. 10, 2008   $(201,953)
          total return on a custom
          basket of long(short) equity
          positions and pays(receives) a
          floating rate based on the 1-
          day LIBOR. The basket is
          denominated in various foreign
          currencies based on the local
          currencies of the underlying
          securities.
----------------------------------------------------------------------
Total                                                      $(201,953)
----------------------------------------------------------------------



(1) The Fund has entered into a portfolio swap agreement. A portfolio swap allows the Fund to obtain exposure to a custom basket of securities and foreign markets (both long and short exposures) without owning or taking physical custody of such securities. Under the terms of the agreement, payments made by the Fund or the counterparty are based on the total return of the reference assets within the basket. That is, one party agrees to pay another party the return on the basket in return for a specified interest rate. The agreement allows the Investment Manager of the Fund to alter the composition of the custom basket by trading in and out of the notional security positions at its discretion.

  The notional amounts of the security positions held in the basket are not recorded in the financial statements. The portfolio swap is valued daily based on closing prices obtained from an authorized pricing source, and the change in value is recorded as unrealized appreciation (depreciation). The swap resets monthly at which time the Fund settles in cash with the counterparty. Payments received or made are recorded as realized gains (losses).


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
               THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 ANNUAL REPORT  13

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) At Oct. 31, 2008, the cost of securities for federal income tax purposes was $6,975,971 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                             $65,976
Unrealized depreciation                          (1,414,698)
-----------------------------------------------------------
Net unrealized depreciation                     $(1,348,722)
-----------------------------------------------------------


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
14  THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described in Note 1 to the financial statements -- Valuation of securities.

The following table is a summary of the inputs used to value the Fund's investments as of Oct. 31, 2008:

                                    FAIR VALUE AT OCT. 31, 2008
                    ----------------------------------------------------------
                         LEVEL 1        LEVEL 2
                      QUOTED PRICES      OTHER         LEVEL 3
                        IN ACTIVE     SIGNIFICANT    SIGNIFICANT
                       MARKETS FOR     OBSERVABLE   UNOBSERVABLE
DESCRIPTION         IDENTICAL ASSETS     INPUTS        INPUTS         TOTAL
------------------------------------------------------------------------------
Investments in
  securities           $3,645,962      $1,981,287        $--        $5,627,249
Other financial
  instruments*             (3,052)       (201,953)        --          (205,005)
------------------------------------------------------------------------------
Total                  $3,642,910      $1,779,334        $--        $5,422,244
------------------------------------------------------------------------------


* Other financial instruments are derivative instruments, such as forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.


--------------------------------------------------------------------------------
               THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 ANNUAL REPORT  15

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


--------------------------------------------------------------------------------
16  THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
OCT. 31, 2008


ASSETS
Investments in securities, at value (identified cost $6,828,222)          $ 5,627,249
Cash                                                                          650,676
Foreign currency holdings (identified cost $285,651)                          284,608
Capital shares receivable                                                       2,450
Dividends receivable                                                            8,939
Receivable for investment securities sold                                      42,459
Unrealized appreciation on forward foreign currency contracts                     252
-------------------------------------------------------------------------------------
Total assets                                                                6,616,633
-------------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                            250
Payable for investment securities purchased                                   339,053
Unrealized depreciation on forward foreign currency contracts                   3,304
Unrealized depreciation on the portfolio swap contract                        201,953
Accrued investment management services fees                                       168
Accrued distribution fees                                                          24
Accrued transfer agency fees                                                        9
Accrued administrative services fees                                               13
Other accrued expenses                                                         42,008
-------------------------------------------------------------------------------------
Total liabilities                                                             586,782
-------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                        $ 6,029,851
-------------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                           $     4,315
Additional paid-in capital                                                  7,951,796
Undistributed net investment income                                           204,383
Accumulated net realized gain (loss)                                         (724,977)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies       (1,405,666)
-------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock  $ 6,029,851
-------------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                            NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $2,207,567              158,009                      $13.97(1)
Class B                     $  238,583               17,116                      $13.94
Class C                     $   93,733                6,724                      $13.94
Class I                     $3,445,776              246,500                      $13.98
Class R2                    $    6,979                  500                      $13.96
Class R3                    $    6,984                  500                      $13.97
Class R4                    $   23,241                1,663                      $13.98
Class R5                    $    6,988                  500                      $13.98
---------------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $14.82. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
               THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 ANNUAL REPORT  17

STATEMENT OF OPERATIONS --------------------------------------------------------
FOR THE PERIOD FROM AUG. 1, 2008* TO OCT. 31, 2008


INVESTMENT INCOME
Income:
Dividends                                                     $    26,504
Interest                                                            1,774
  Less foreign taxes withheld                                      (1,070)
-------------------------------------------------------------------------
Total income                                                       27,208
-------------------------------------------------------------------------
Expenses:
Investment management services fees                                16,485
Distribution fees
  Class A                                                           1,067
  Class B                                                             508
  Class C                                                             207
  Class R2                                                             11
  Class R3                                                              5
Transfer agency fees
  Class A                                                             515
  Class B                                                              65
  Class C                                                              26
  Class R2                                                              1
  Class R3                                                              1
  Class R4                                                              3
  Class R5                                                              1
Administrative services fees                                        1,256
Plan administration services fees
  Class R2                                                              5
  Class R3                                                              5
  Class R4                                                             14
Compensation of board members                                          49
Custodian fees                                                      4,457
Printing and postage                                                5,640
Registration fees                                                  11,104
Professional fees                                                  37,590
Other                                                               2,147
-------------------------------------------------------------------------
Total expenses                                                     81,162
  Expenses waived/reimbursed by the Investment Manager and
    its affiliates                                                (59,865)
-------------------------------------------------------------------------
Total net expenses                                                 21,297
-------------------------------------------------------------------------
Investment income (loss) -- net                                     5,911

-------------------------------------------------------------------------


--------------------------------------------------------------------------------
18  THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 ANNUAL REPORT

STATEMENT OF OPERATIONS (continued) --------------------------------------------
FOR THE PERIOD FROM AUG. 1, 2008* TO OCT. 31, 2008

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                       $  (722,673)
  Foreign currency transactions                                    (8,695)
  Swap transactions                                              (239,869)
-------------------------------------------------------------------------
Net realized gain (loss) on investments                          (971,237)
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
  currencies                                                   (1,410,405)
-------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies          (2,381,642)
-------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                  $(2,375,731)
-------------------------------------------------------------------------



*   When shares became publicly available.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
               THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 ANNUAL REPORT  19

STATEMENT OF CHANGES IN NET ASSETS  --------------------------------------------
FOR THE PERIOD FROM AUG. 1, 2008* TO OCT. 31, 2008


OPERATIONS
Investment income (loss) -- net                               $     5,911
Net realized gain (loss) on investments                          (971,237)
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
  currencies                                                   (1,410,405)
-------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                   (2,375,731)
-------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                3,082,069
  Class B shares                                                  482,927
  Class C shares                                                  117,476
  Class R4 shares                                                  22,000
Payments for redemptions
  Class A shares                                                 (157,519)
  Class B shares                                                 (141,999)
-------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
  transactions                                                  3,404,954
-------------------------------------------------------------------------
Total increase (decrease) in net assets                         1,029,223
Net assets at beginning of period                               5,000,628**
-------------------------------------------------------------------------
Net assets at end of period                                   $ 6,029,851
-------------------------------------------------------------------------
Undistributed net investment income                           $   204,383
-------------------------------------------------------------------------


 * When shares became publicly available.
** Initial capital of $5,000,000 was contributed on July 24, 2008. The Fund had an increase in net assets resulting from operations of $628 during the period from July 24, 2008 to Aug. 1, 2008 (when shares became publicly available).

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
20  THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

CLASS A


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                      2008(b)
Net asset value, beginning of period                $20.00
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c),(d)                    .00
Net gains (losses) (both realized and
 unrealized)                                         (6.03)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (6.03)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $13.97
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $2
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(e)                             5.55%(f)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g)                         1.55%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         (.07%)(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                36%
--------------------------------------------------------------------------------------------------------------
Total return(h)                                    (30.15%)(i)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Rounds to zero.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Total return does not reflect payment of a sales charge.
(i) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
               THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 ANNUAL REPORT  21

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS B


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                      2008(b)
Net asset value, beginning of period                $20.00
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                       (.02)
Net gains (losses) (both realized and
 unrealized)                                         (6.04)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (6.06)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $13.94
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d)                             6.33%(e)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(f)                         2.31%(e)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         (.55%)(e)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                36%
--------------------------------------------------------------------------------------------------------------
Total return(g)                                    (30.30%)(h)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(e) Adjusted to an annual basis.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(g) Total return does not reflect payment of a sales charge.
(h) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
22  THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS C


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                      2008(b)
Net asset value, beginning of period                $20.00
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                       (.03)
Net gains (losses) (both realized and
 unrealized)                                         (6.03)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (6.06)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $13.94
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d)                             6.22%(e)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(f)                         2.30%(e)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         (.79%)(e)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                36%
--------------------------------------------------------------------------------------------------------------
Total return(g)                                    (30.30%)(h)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(e) Adjusted to an annual basis.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(g) Total return does not reflect payment of a sales charge.
(h) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
               THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 ANNUAL REPORT  23

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS I


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                      2008(b)
Net asset value, beginning of period                $20.00
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .03
Net gains (losses) (both realized and
 unrealized)                                         (6.05)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (6.02)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $13.98
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $3
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d)                             4.94%(e)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(f)                         1.21%(e)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .63%(e)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                36%
--------------------------------------------------------------------------------------------------------------
Total return                                       (30.10%)(g)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(e) Adjusted to an annual basis.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(g) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
24  THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS R2


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                      2008(b)
Net asset value, beginning of period                $20.00
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c),(d)                    .00
Net gains (losses) (both realized and
 unrealized)                                         (6.04)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (6.04)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $13.96
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(e)                             5.74%(f)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g)                         1.81%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .03%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                36%
--------------------------------------------------------------------------------------------------------------
Total return                                       (30.20%)(h)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Rounds to zero.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
               THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 ANNUAL REPORT  25

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS R3


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                      2008(b)
Net asset value, beginning of period                $20.00
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .01
Net gains (losses) (both realized and
 unrealized)                                         (6.04)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (6.03)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $13.97
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d)                             5.49%(e)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(f)                         1.56%(e)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .28%(e)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                36%
--------------------------------------------------------------------------------------------------------------
Total return                                       (30.15%)(g)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(e) Adjusted to an annual basis.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(g) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
26  THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS R4


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                      2008(b)
Net asset value, beginning of period                $20.00
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .01
Net gains (losses) (both realized and
 unrealized)                                         (6.03)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (6.02)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $13.98
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d)                             5.38%(e)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(f)                         1.36%(e)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .30%(e)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                36%
--------------------------------------------------------------------------------------------------------------
Total return                                       (30.10%)(g)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(e) Adjusted to an annual basis.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(g) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
               THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 ANNUAL REPORT  27

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS R5


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                      2008(b)
Net asset value, beginning of period                $20.00
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .02
Net gains (losses) (both realized and
 unrealized)                                         (6.04)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (6.02)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $13.98
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d)                             4.99%(e)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(f)                         1.26%(e)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .58%(e)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                36%
--------------------------------------------------------------------------------------------------------------
Total return                                       (30.10%)(g)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(e) Adjusted to an annual basis.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(g) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
28  THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Threadneedle Global Extended Alpha Fund (the Fund) is a series of RiverSource Global Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board of Directors (the Board). The Fund will invest primarily in equity securities, including at least 40% of its net assets in companies located in (non-U.S.) developed and emerging markets. The Fund will hold both long and short positions. Both long and short positions may be obtained through buying or selling individual securities or creating similar long or short exposure through the use of derivative instruments. On July 24, 2008, RiverSource Investments, LLC (the Investment Manager), a subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), invested $5,000,000 in the Fund (500 shares for Class A, 500 shares for Class B, 500 shares for Class C, 246,500 shares for Class I, 500 shares for Class R2, 500 shares for Class R3, 500 shares for Class R4 and 500 shares for Class R5), which represented the initial capital for each class at $20 per share. Shares of the Fund were first offered to the public on Aug. 1, 2008.

The Fund offers Class A, Class B, Class C, Class I, Class R2, Class R3, Class R4 and Class R5 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I, Class R2, Class R3, Class R4 and Class R5 shares are sold without a front-end sales charge or CDSC and are offered to qualifying institutional investors.

At Oct. 31, 2008, the Investment Manager owned 100% of Class I, Class R2, Class R3 and Class R5 shares. At Oct. 31, 2008, the Investment Manager owned approximately 58% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.


--------------------------------------------------------------------------------
               THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 ANNUAL REPORT  29

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
Effective Aug. 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a hierarchy for measuring fair value, and requires additional disclosures about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period. There was no impact to the Fund's net assets or results of operations upon adoption. The fair valuation measurements disclosure can be found following the Notes to Portfolio of Investments.

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, as administrator to the

--------------------------------------------------------------------------------
30  THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


Fund, will fair value foreign equity securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Swap transactions are valued through an authorized pricing service, broker, or an internal model.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost, which approximates fair value.

SECURITIES SOLD SHORT
The Fund may enter into short sales of securities that it concurrently holds or for which it holds no corresponding position. Short selling is the practice of selling securities which have been borrowed from a third party in anticipation of a decline in the market price of that security. Securities which have been sold short represent a liability of the Fund to acquire specific securities at prevailing market prices at a future date in order to satisfy the obligation to deliver the securities sold. The Fund is required to return securities equivalent to those borrowed for the short sale at the lender's demand. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recorded upon the termination of a short sale. Short sales are collateralized with segregated securities or cash held at the custodian as noted on the Portfolio of Investments. The collateral required is determined daily based on the market value of the securities sold short. At Oct. 31, 2008, the Fund had no outstanding securities sold short.

The Fund is liable to pay the counterparty for any dividends accrued on a security it has borrowed and sold short and to pay interest for any net financing costs incurred during the time the short position is held by the Fund. Such dividends (recognized on ex-date) and interest are recorded as an expense and shown on the Statement of Operations. During the period ended Oct. 31, 2008, the Fund had no dividends and interest expense on the Statement of Operations.

OPTION TRANSACTIONS
To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options (OTC options) trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract.

--------------------------------------------------------------------------------
               THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 ANNUAL REPORT  31

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. Option contracts, including OTC option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the New York Stock Exchange. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. At Oct. 31, 2008, and for the period then ended, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these future contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures and options on futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. At Oct. 31, 2008, the Fund had no outstanding futures contracts.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange


--------------------------------------------------------------------------------
32  THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2008, foreign currency holdings consisted of multiple denominations.

The Fund may enter into forward foreign currency contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the counterparty will not complete its contract obligations.

PORTFOLIO SWAP TRANSACTIONS
The Fund has entered into a portfolio swap agreement. A portfolio swap allows the Fund to obtain exposure to a custom basket of securities and foreign markets (both long and short exposures) without owning or taking physical custody of such securities. Under the terms of the agreement, payments made by the Fund or the counterparty are based on the total return of the reference assets within the basket. That is, one party agrees to pay another party the return on the basket in return for a specified interest rate. The agreement allows the Investment Manager of the Fund to alter the composition of the custom basket by trading in and out of the notional security positions at its discretion.

The notional amounts of the security positions held in the basket are not recorded in the financial statements. The portfolio swap is valued daily based on closing prices obtained from an authorized pricing source, and the change in value is recorded as unrealized appreciation (depreciation). The swap resets monthly at which time the Fund settles in cash with the counterparty. Payments received or made are recorded as realized gains (losses). See the Portfolio Swap Outstanding table following the Portfolio of Investments for additional information.

Portfolio swaps can involve greater risks than if a fund had invested in the reference securities directly since, in addition to general market risks (including foreign/emerging market risks and risks of securities sold short), portfolio swaps are also subject to counterparty credit risk and liquidity risk. Although the risks mentioned above are the largest risks associated with portfolio swaps, other risks may also apply.


--------------------------------------------------------------------------------
               THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 ANNUAL REPORT  33

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Financial Accounting Standards Board (FASB) Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of foreign currency transactions, recognition of unrealized appreciation (depreciation) for certain derivative investments and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $199,035 and accumulated net realized loss has been decreased by $249,808 resulting in a net reclassification adjustment to decrease paid-in capital by $448,843.

The tax character of distributions paid for the period indicated is as follows:

For the period ended Oct. 31, 2008, there were no distributions.


--------------------------------------------------------------------------------
34  THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

At Oct. 31, 2008, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income..................  $        --
Undistributed accumulated long-term gain.......  $        --
Accumulated realized loss......................  $  (577,229)
Unrealized appreciation (depreciation).........  $(1,349,031)


RECENT ACCOUNTING PRONOUNCEMENT
In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (SFAS 161), "Disclosures about Derivative Instruments and Hedging
Activities -- an amendment of FASB Statement No. 133," which requires enhanced disclosures about a fund's derivative and hedging activities. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect a fund's financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for periods beginning after Nov. 15, 2008. As of Oct. 31, 2008, management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 1.05% to 0.99% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 36-month period between the

--------------------------------------------------------------------------------
               THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 ANNUAL REPORT  35

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

annualized performance of one Class A share of the Fund and the annualized performance of the MSCI All Country World Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.50% per year. If the performance difference is less than 1.00%, the adjustment will be zero. The first adjustment will be made on Aug. 1, 2010 and cover the 24-month period beginning Aug. 1, 2008. The management fee for the period ended Oct. 31, 2008 was 1.05% of the Fund's average daily net assets.

SUBADVISORY AGREEMENT
The Investment Manager has a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial, to subadvise the assets of the Fund. The Investment Manager contracts with and compensates Threadneedle to manage the investment of the Fund's assets.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase. The fee for the period ended Oct. 31, 2008 was 0.08% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the period ended Oct. 31, 2008, there were no expenses incurred for these particular items.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's

--------------------------------------------------------------------------------
36  THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

average daily net assets attributable to Class R2, Class R3, Class R4 and Class R5 shares.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class R3 shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, up to 0.75% of the fee is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed expense") was approximately $26,000 and $1,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of Oct. 31, 2008, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges received by the Distributor for distributing Fund shares was $1,795 for Class A for the period ended Oct. 31, 2008.


--------------------------------------------------------------------------------
               THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 ANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the period ended Oct. 31, 2008, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*) were as follows:

Class A.............................................  1.55%
Class B.............................................  2.31
Class C.............................................  2.30
Class I.............................................  1.21
Class R2............................................  1.81
Class R3............................................  1.56
Class R4............................................  1.36
Class R5............................................  1.26


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A............................................  $173
Class B............................................    20
Class C............................................    10


The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R2............................................  $ 4
Class R3............................................    4
Class R4............................................   10


The management fees waived/reimbursed at the Fund level were $59,644.

The Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Oct. 31, 2009, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the Fund's average daily net assets:

Class A.............................................  1.55%
Class B.............................................  2.31
Class C.............................................  2.30
Class I.............................................  1.22
Class R2............................................  2.02
Class R3............................................  1.77
Class R4............................................  1.52
Class R5............................................  1.27


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.


--------------------------------------------------------------------------------
38  THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $4,963,598 and $1,925,503, respectively, for the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008 are as follows:

                                      ISSUED FOR
                                      REINVESTED                     NET
                             SOLD   DISTRIBUTIONS  REDEEMED  INCREASE (DECREASE)
--------------------------------------------------------------------------------
Class A                    166,961        --         (9,452)       157,509
Class B                     26,996        --        (10,380)        16,616
Class C                      6,224        --             --          6,224
Class R4                     1,163        --             --          1,163
--------------------------------------------------------------------------------


5. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 16, 2008, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $475 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $175 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $650 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the period ended Oct. 31, 2008.

Under the prior credit facility which was effective until Oct. 15, 2008, the Fund had entered into a revolving credit facility with a syndicate of banks headed by

--------------------------------------------------------------------------------
               THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund was permitted to borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which was a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permitted collective borrowings up to $500 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matured no later than 60 days after the date of borrowing. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum.

6. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $577,229 at Oct. 31, 2008, that if not offset by capital gains will expire in 2016. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

7. RISKS RELATING TO CERTAIN INVESTMENTS

FOREIGN/EMERGING MARKETS RISK
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

SHORT SELLING RISK
The Fund may make short sales, which involves selling a security the Fund does not own in anticipation that the security's price will decline. The Fund's potential losses could exceed those of other mutual funds which hold only long security positions if the value of the securities held long decreases and the value of the securities sold short increases. The Fund's use of short sales in effect "leverages" the Fund, as the Fund intends to use the cash proceeds from the short sales to invest in additional long securities. Leveraging potentially exposes the Fund to greater risks due to unanticipated market movements, which may magnify losses and increase volatility of returns. There is no assurance that a leveraging strategy will be successful.


--------------------------------------------------------------------------------
40  THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co., Inc. (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted

--------------------------------------------------------------------------------
               THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG). In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and the distributor of the Seligman Funds, Seligman Advisors, Inc., relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc., Seligman Data Corp. (transfer agent for the Seligman Funds) and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit. Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by Seligman and not by the Seligman Funds. If the NYAG obtains injunctive relief, Seligman and its affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies. Seligman does not believe that the foregoing legal action or other possible actions will have a material adverse impact on Seligman or its clients, including the Seligman Funds and other investment companies managed by it; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial

--------------------------------------------------------------------------------
42  THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
               THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 ANNUAL REPORT  43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
THREADNEEDLE GLOBAL EXTENDED ALPHA FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Threadneedle Global Extended Alpha Fund (the
Fund) (one of the portfolios constituting the RiverSource Global Series, Inc.) as of October 31, 2008, and the related statement of operations, changes in net assets, and financial highlights for the period from August 1, 2008 (when shares became publicly available) to October 31, 2008. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.


--------------------------------------------------------------------------------
44  THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Threadneedle Global Extended Alpha Fund of the RiverSource Global Series, Inc. at October 31, 2008, the results of its operations, changes in its net assets and the financial highlights for the period from August 1, 2008 (when shares became publicly available) to October 31, 2008, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
December 19, 2008


--------------------------------------------------------------------------------
               THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 ANNUAL REPORT  45

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

Fiscal period ended Oct. 31, 2008

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
46  THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource complex of funds that each Board member oversees consists of 162 funds, which includes 104 RiverSource funds and 58 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Funds, 1999-2006; former Governor of  None
901 S. Marquette Ave.      1999                  Minnesota
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley College
Age 58
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 69                     2002
------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
               THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 ANNUAL REPORT  47

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (bank holding company) and its principal subsidiary,
Age 64                                           Great Western Bank (federal savings bank)
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C.; Director, Vibration       Lead Outside
901 S. Marquette Ave.      2008                  Control Technologies, LLC (auto vibration technology);   Director, Digital
Minneapolis, MN 55402                            Director and Chairman, Highland Park Michigan Economic   Ally, Inc. (digital
Age 66                                           Development Corp; and Chairman, Detroit Public Schools   imaging); and
                                                 Foundation. Formerly, Chairman and Chief Executive       Infinity, Inc. (oil
                                                 Officer, Q Standards Worldwide, Inc. (library of         and gas exploration
                                                 technical standards); Director, Kerr-McGee Corporation   and production);
                                                 (diversified energy and chemical company); Trustee, New  Director, OGE Energy
                                                 York University Law Center Foundation; Vice Chairman,    Corp. (energy and
                                                 Detroit Medical Center and Detroit Economic Growth       energy services
                                                 Corp.                                                    provider offering
                                                                                                          physical delivery
                                                                                                          and related services
                                                                                                          for both electricity
                                                                                                          and natural gas)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceutical, Inc.
Minneapolis, MN 55402                            Biotech                                                  (biotechnology);
Age 64                                                                                                    Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
48  THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. and President,
Financial Center           Vice President since  Chairman of the Board and Chief Investment Officer,
Minneapolis, MN 55474      2002                  RiverSource Investments, LLC since 2005; Director,
Age 48                                           President and Chief Executive Officer, Ameriprise
                                                 Certificate Company and Chairman of the Board, Chief
                                                 Executive Officer and President, RiverSource
                                                 Distributors, Inc. since 2006; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc. and Chairman of the Board and Chief
                                                 Investment Officer, RiverSource Investments, LLC, 2001-
                                                 2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           since 2006; Director and Vice President -- Asset
Minneapolis, MN 55474                            Management, Products and Marketing, RiverSource
Age 43                                           Distributors, Inc. since 2006; Managing Director and
                                                 Global Head of Product, Morgan Stanley Investment
                                                 Management, 2004-2006; President, Touchstone
                                                 Investments, 2002-2004
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
               THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 ANNUAL REPORT  49

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 44                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Vice President -- Asset Management and Trust Company
5228 Ameriprise Financial  2006                  Services, RiverSource Investments, LLC since 2006; Vice
Center Minneapolis, MN                           President -- Operations and Compliance, RiverSource
55474                                            Investments, LLC, 2004-2006; Director of Product
Age 43                                           Development -- Mutual Funds, Ameriprise Financial,
                                                 Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006
Minneapolis, MN 55474
Age 53
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 49                                           since 2006; Vice President, General Counsel and
                                                 Secretary, Ameriprise Certificate Company since 2005;
                                                 Vice President -- Asset Management Compliance,
                                                 Ameriprise Financial, Inc., 2004-2005; Senior Vice
                                                 President and Chief Compliance Officer, USBancorp Asset
                                                 Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Jennifer D. Lammers        Chief Compliance      U.S. Asset Management Chief Compliance Officer,
172 Ameriprise Financial   Officer since 2006    RiverSource Investments, LLC since 2006;
Center                                           Director -- Mutual Funds, Voyageur Asset Management,
Minneapolis, MN 55474                            2003-2006; Director of Finance, Voyageur Asset
Age 48                                           Management, 2000-2003
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise Financial  Prevention Officer    Ameriprise Financial, Inc. since 2004; Manager Anti-
Center                     since 2004            Money Laundering, Ameriprise Financial, Inc., 2003-
Minneapolis, MN 55474                            2004; Compliance Director and Bank Secrecy Act Officer,
Age 44                                           American Express Centurion Bank, 2000-2003
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
50  THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------

RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement") RiverSource Investments provides investment advice and other services to the Fund and all RiverSource funds (collectively, the "Funds"). In addition, under the subadvisory agreement (the "Subadvisory Agreement") between RiverSource Investments and the subadviser (the "Subadviser"), the Subadviser performs portfolio management and related services for the Fund. The Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), and its Contracts, Investment Review and Compliance Committees monitor these services throughout the year. The Board accords particular weight to the work, deliberations and conclusions of these committees in determining whether to approve the IMS Agreement and the Subadvisory Agreement (together, the "Advisory Agreements").

At the June 11-12, 2008 in-person Board meeting, the Board, including the Independent Directors, considered approval of the Advisory Agreements. At this meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved the Advisory Agreements.

Nature, Extent and Quality of Services Provided by RiverSource Investments and the Subadviser: The Board analyzed various reports and presentations it had received detailing the services to be performed by RiverSource Investments and the Subadviser, as well as their expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource Investments, including, in particular, the investment in and resources dedicated to the Fund's operations, particularly in the areas of trading systems, legal and compliance. Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource Investments, the Board considered the quality of the administrative and transfer agency services proposed to be provided by RiverSource Investments' affiliates to the Fund. The Board also reviewed the financial condition of RiverSource Investments (and its affiliates) and the Subadviser, and each entity's ability to carry out its responsibilities under the Advisory Agreements. The Board also discussed the acceptability of the terms of the Advisory Agreements (including the relatively broad scope of services required to be performed by RiverSource

--------------------------------------------------------------------------------
               THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 ANNUAL REPORT  51

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------


Investments and the Subadviser). The Board concluded that the services to be performed under the Advisory Agreements for the Fund should be of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written) and other considerations, the Board concluded that RiverSource Investments, its affiliates and the Subadviser were in a position to provide a high quality and level of services to the Fund.

Investment Performance: Although the consideration of a fund's investment performance is usually reviewed in connection with evaluating the nature, extent and quality of services provided under advisory agreements, the Board did not consider this factor because the Fund had no performance history.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource Investments and its Affiliates from their Relationships with the
Fund: The Board reviewed comparative fees and the costs of services to be provided under the Advisory Agreements. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the RiverSource Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in an appropriate comparison group). Based on its review, the Board concluded that the Fund's management fee, including the performance incentive adjustment, was fair and reasonable in light of the extent and quality of services that the Fund would receive.

The Board also considered the expected profitability of RiverSource Investments and its affiliates in connection with RiverSource Investments providing investment management services to the Fund. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees to be paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource Investments as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower

--------------------------------------------------------------------------------
52  THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees and subadvisory fees were fair and reasonable in light of the extent and quality of services expected to be provided. In reaching this conclusion, no single factor was determinative. On June 12, 2008, the Board, including all of the Independent Directors, approved the Advisory Agreements.

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
               THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2008 ANNUAL REPORT  53

THREADNEEDLE GLOBAL EXTENDED ALPHA FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                           This report must be accompanied or preceded by the Fund's
                           current prospectus. Threadneedle(R) mutual funds are
                           distributed by RiverSource Distributors, Inc., Member FINRA, managed by RiverSource Investments, LLC, and subadvised by
                           Threadneedle International Limited. These companies are part of Ameriprise Financial, Inc.
(THREADNEEDLE LOGO)        (C) 2008 RiverSource Distributors, Inc.                           S-6527 AG (12/08)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

     (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

     (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne P. Jones, each qualify as audit committee financial experts.

Item 4. Principal Accountant Fees and Services

Fund - Related Fees

(a) Audit Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for RiverSource Global Series, Inc. were as follows:

                       2008 - $248,260   2007 - $168,900

(b) Audit - Related Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 and the semiannual financial statement review for RiverSource Global Series, Inc. were as follows:

                         2008 - $6,000   2007 - $4,770

(c) Tax Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP for tax compliance related services for RiverSource Global Series, Inc. were as follows:

                        2008 - $68,090   2007 - $19,800

(d) All Other Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP for additional professional services rendered for RiverSource Global Series, Inc. were as follows:

                             2008 - $0   2007 - $0

     (e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2008 and 2007 were pre-approved by the audit committee.


(f)  Not applicable.

(g) Non-Audit Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                       2008 - $680,790   2007 - $608,150

(h) 100% of the services performed in item (g) above during 2008 and 2007 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource Mutual Funds Audit Committee.

Item 5. Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

     (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

     (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

     (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under
     Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

     (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

     (a)(3) Not applicable.

     (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) RiverSource Global Series, Inc.


By /s/ Patrick T. Bannigan
   ----------------------------------
   Patrick T. Bannigan
   President and Principal Executive
   Officer

Date December 31, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ Patrick T. Bannigan
   ----------------------------------
   Patrick T. Bannigan
   President and Principal Executive
   Officer

Date December 31, 2008


By /s/ Jeffrey P. Fox
   ----------------------------------
   Jeffrey P. Fox
   Treasurer and Principal Financial
   Officer

Date December 31, 2008